UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 2)

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under Rule 14a-12

REGAN HOLDING CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

☒

Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously filing.

(1)

Amount previously paid:

$481.52

(2)

Form, Schedule or Registration Statement No.:

Schedule 13E-3

(3)

Filing Party:

Regan Holding Corp.

(4)

Date Filed:

January 5, 2010

PRELIMINARY COPY, SUBJECT TO COMPLETION

REGAN HOLDING CORP.
2090 Marina Avenue
Petaluma, CA 94954
(707) 778-8638

[●], 2010

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders, which will be held at [●] on [●], 2010, at our Headquarters located at 2090 Marina Avenue, Petaluma, California 94954.  I hope that you will be able to attend the meeting, and I look forward to seeing you.

At the meeting, shareholders will vote on an Agreement and Plan of Merger (the “Agreement and Plan of Merger”), as amended by the First Amendment to Agreement and Plan of Merger (the “First Amendment” and the Agreement and Plan of Merger so amended, the “Reorganization Plan”).  The Reorganization Plan provides for the merger of Regan Holding Corp. (“Regan” or the “Company”) with and into a newly created Delaware corporation, The Legacy Alliance Inc. (“Legacy”), with Legacy surviving the merger (the “Reorganization”).  Under the terms of the Reorganization Plan, any shareholder who is the record holder of less than 4,500 shares of Regan Series A Common Stock and/or Regan Series B Common Stock (together, “Regan Common Stock”) will receive $0.10 in cash in exchange for each share of Regan Common Stock that he or she owns, and any shareholder who is the record holder of 4,500 or more shares of Regan Common Stock will receive one share of Legacy common stock (“Legacy Common Stock”) for each block of 4,500 shares of Regan Common Stock that he or she owns and $0.10 in cash per share for any remaining shares of Regan Common Stock in lieu of any fractional shares.  A copy of each of the Agreement and Plan of Merger and the First Amendment is attached as Appendix A-1 and Appendix A-2, respectively, to the enclosed proxy statement.

The primary purpose of the Reorganization is to be able to realize a significant cost savings resulting from the termination of our current reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which will be achieved by reducing the total number of record holders of Regan Common Stock to below 300.

Dissenters’ rights are available to all shareholders, and shareholders who exercise those rights properly as described in the enclosed proxy statement will be entitled to receive cash for their shares.  Unless they properly exercise dissenters’ rights, shareholders receiving Legacy Common Stock will not receive cash in exchange for any blocks of 4,500 shares of Regan Common Stock—only shares of Legacy Common Stock will be issued to shareholders for such blocks, although cash will be paid in lieu of fractional shares.  Shareholders owning less than 4,500 shares of Regan Common Stock who receive cash in exchange for their shares will not receive any shares of Legacy Common Stock.

Our principal reasons for effecting the Reorganization are the estimated direct and indirect cost savings of approximately $453,000 per year, plus an additional $257,000 in annual costs relating to compliance with Section 404 of the Sarbanes-Oxley Act, that we expect to experience as a result of our common stock not being registered under the Exchange Act.  Although our shareholders will lose the benefits of holding registered stock, such as a reduction in the amount of publicly available information about our company and the elimination of certain corporate governance safeguards resulting from the Sarbanes-Oxley Act, we believe these benefits are outweighed by the costs relating to the continued registration of our common stock.  These costs and benefits are described in more detail in the enclosed proxy statement.  At the meeting, shareholders will also vote to approve Article 12 of Legacy’s Amended and Restated Certificate of Incorporation, pursuant to which no holder of Legacy Common Stock may “transfer” shares of Legacy Common Stock without the consent of Legacy if, as a result of an attempted transfer, the party who would receive the shares would own of record fewer than the lesser of (i) 100 shares of Legacy Common Stock or (ii) the total number of shares of Legacy Common Stock owned of record by the transferring stockholder prior to the proposed transfer.  This restriction may be noted conspicuously on Legacy Common Stock certificates issued in connection with or transferred after the effective date of the Reorganization.  For purposes of Legacy’s Amended and Restated Certificate of Incorporation, “transfer” means any type of disposition, including but not limited to a sale, gift, contribution, pledge or other action that would result in a change of the record ownership of any share of common stock.  It is the intent of Legacy that this restriction on transfer will be enforced to the full extent it is enforceable against stockholders under the laws of the State of Delaware.  Following the Reorganization, the officers of Regan, who will become the officers of Legacy, will have discretionary authority as the officers of Legacy to determine issues relating to a proposed transfer, including without limitation whether the transfer would or would not be in violation of Legacy’s Amended and Restated Certificate of Incorporation and whether such restrictions may or may not be enforced against a holder requesting a transfer of shares.  The recording of a transfer on the stock records of Legacy shall be conclusive evidence that Legacy has consented to the transfer, if required under Legacy’s Amended and Restated Certificate of Incorporation, and any transfer of shares recorded on the stock records of Legacy will be valid for all purposes.

Regan’s Board of Directors (the “Board”) believes that the transfer restriction in Legacy’s Amended and Restated Certificate of Incorporation is in the best interest of Regan and its shareholders because it is expected to slow the growth in the number of stockholders in the future, and thus enable Legacy to avoid or delay the need to again register its common stock, which would be required if the number of stockholders of record exceeded 500.

At the meeting, shareholders will also vote to approve a proposal to adjourn the meeting to solicit additional proxies to approve the Reorganization or Article 12 of Legacy’s Amended and Restated Certificate of Incorporation if there are not sufficient votes present at the meeting.

We plan to effect the Reorganization by filing a certificate of merger with the Delaware Secretary of State as soon as possible after we obtain shareholder approval of the Reorganization Plan.  The certificate of merger will specify an effective date that is either the same as or shortly after the filing date.  The effective date specified in the certificate of merger will also serve as the record date for determining the ownership of shares for purposes of the Reorganization.

The Board has established [●], 2010 as the record date for determining shareholders who are entitled to notice of the special meeting and to vote on the matters presented at the meeting.  Whether or not you plan to attend the special meeting, please complete, sign and date the proxy card and return it in the envelope provided in time for it to be received by [●], 2010.  If you attend the meeting, you may vote in person, even if you have previously returned your proxy card.

The Board has determined that the Reorganization is fair to our unaffiliated shareholders and has voted unanimously in favor of approval of the Reorganization Plan, Article 12 of Legacy’s Amended and Restated Certificate of Incorporation and any adjournment of the meeting, if necessary or appropriate, to solicit additional proxies.  On behalf of the Board, I urge you to vote FOR approval of the Reorganization Plan, FOR approval of Article 12 of Legacy’s Amended and Restated Certificate of Incorporation and FOR any adjournment of the meeting, if necessary or appropriate, to solicit additional proxies.

Sincerely,

/s/ R. Preston Pitts

R. Preston Pitts

President, Chief Operating Officer,

Chief Financial Officer and Secretary

REGAN HOLDING CORP.
2090 Marina Avenue
Petaluma, CA 94954
(707) 778-8638

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [●], 2010

A special meeting of shareholders of Regan Holding Corp. (“Regan” or the “Company”) will be held at [●] on [●], 2010, at our headquarters located at 2090 Marina Avenue, Petaluma, California 94954, for the following purposes:

(1)

To vote on an Agreement and Plan of Merger (the “Agreement and Plan of Merger”), as amended by the First Amendment to Agreement and Plan of Merger (the “First Amendment” and the Agreement and Plan of Merger so amended, the “Reorganization Plan”) providing for the merger of Regan with and into The Legacy Alliance Inc. (“Legacy”), with Legacy surviving the merger (the “Reorganization”), and (a) the holders of less than 4,500 shares of Regan Series A Common Stock and/or Series B Common Stock (together, “Regan Common Stock”) receiving $0.10 in cash in exchange for each of their shares of Regan Common Stock, and (b) holders of 4,500 or more shares of Regan Common Stock receiving one share of Legacy common stock (“Legacy Common Stock”) for each block of 4,500 shares of Regan Common Stock that he or she owns and $0.10 in cash per share for any remaining shares of Regan Common Stock in lieu of any fractional shares.  Each of the Agreement and Plan of Merger and the First Amendment is attached as Appendix A-1 and Appendix A-2, respectively, to the enclosed proxy statement.

(2)

To vote on Article 12 of Legacy’s Amended and Restated Certificate of Incorporation, pursuant to which no holder of Legacy Common Stock may “transfer” shares of Legacy Common Stock without the consent of Legacy if, as a result of an attempted transfer, the party who would receive the shares would own of record fewer than the lesser of (a) 100 shares of Legacy Common Stock or (b) the total number of shares of Legacy Common Stock owned of record by the transferring stockholder prior to the proposed transfer.

(3)

To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve each of the foregoing proposals.

(4)

To transact any other business as may properly come before the special meeting or any adjournment of the meeting.

The Board of Directors recommends that you vote FOR the above proposals.

Statutory dissenters’ rights will be available for this transaction.  If our shareholders approve the Reorganization Plan, shareholders who elect to dissent from the Reorganization Plan are entitled to receive the “fair value” of their shares of Regan Common Stock if they comply with the provisions of Section 1300 et seq. of the General Corporation Law of the State of California (the “Dissenters’ Rights Statute”).  We have attached a copy of the Dissenters’ Rights Statute as Appendix B to the enclosed proxy statement.

After the Reorganization and pursuant to the Amended and Restated Certificate of Incorporation of Legacy, no holder of Legacy Common Stock may “transfer” shares of Legacy Common Stock without the consent of Legacy if, as a result of an attempted transfer, the party who would receive the shares would own of record fewer than the lesser of (i) 100 shares of Legacy Common Stock or (ii) the total number of shares of Legacy Common Stock owned of record by the transferring stockholder prior to the proposed transfer.  This restriction may be noted conspicuously on Legacy Common Stock certificates issued in connection with or transferred after the effective date of the Reorganization.  For purposes of Legacy’s Amended and Restated Certificate of Incorporation, “transfer” means any type of disposition, including but not limited to a sale, gift, contribution, pledge or other action that would result in a change of the record ownership of any share of common stock.  It is the intent of Legacy that this restriction on transfer will be enforced to the full extent, but only to the extent, it is enforceable against stockholders under the laws of the State of Delaware.  Following the Reorganization, the officers of Regan, who will become the officers of Legacy, will have discretionary authority as officers of Legacy to determine issues relating to a proposed transfer, including without limitation whether the transfer would or would not be in violation of Legacy’s Amended and Restated Certificate of Incorporation and whether such restrictions may or may not be enforced against a holder requesting a transfer of shares.  The recording of a transfer on the stock records of Legacy shall be conclusive evidence that Legacy has consented to the transfer, if required under Legacy’s Amended and Restated Certificate of Incorporation, and any transfer of shares recorded on the stock records of Legacy will be valid for all purposes.

Regan’s Board of Directors (the “Board”) believes that the transfer restriction in Legacy’s Amended and Restated Certificate of Incorporation is in the best interest of Regan and its shareholders because it is expected to slow the growth in the number of stockholders in the future, and thus enable Legacy to avoid or delay the need to again register its common stock, which would be required if the number of stockholders of record exceeded 500.

The Board has set the close of business on [●], 2010 as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

We hope that you will be able to attend the meeting.  We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign and return the enclosed proxy card as soon as possible.  Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person.  You may revoke your proxy at any time before the proxy is exercised.

By Order of the Board of Directors,

/s/ R. Preston Pitts

R. Preston Pitts

President, Chief Operating Officer,

Chief Financial Officer and Secretary

Dated:

[●], 2010

At:

Petaluma, California

TABLE OF CONTENTS

DISSENTERS’ RIGHTS	53

INFORMATION ABOUT REGAN, ITS AFFILIATES AND LEGACY	55

OVERVIEW OF LEGACY’S BUSINESS	55
OVERVIEW OF REGAN’S BUSINESS	55
LEGACY PROPERTIES	63
REGAN PROPERTIES	63
LEGACY LEGAL PROCEEDINGS	63
REGAN LEGAL PROCEEDINGS	63
DIRECTORS AND EXECUTIVE OFFICERS	63
STOCK OWNERSHIP BY AFFILIATES	65
RECENT AFFILIATE TRANSACTIONS IN REGAN STOCK	66
RELATED PARTY TRANSACTIONS	66
MARKET FOR COMMON EQUITY, RELATED SHAREHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES	67
DESCRIPTION OF CAPITAL STOCK	68
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	68
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE	68
SHAREHOLDER PROPOSALS	68
SHAREHOLDER COMMUNICATIONS	69
OTHER MATTERS	69

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA	70

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION	71

WHERE YOU CAN FIND MORE INFORMATION	72

PRELIMINARY COPY, SUBJECT TO COMPLETION

REGAN HOLDING CORP.
2090 Marina Avenue
Petaluma, CA 94954
(707) 778-8638

PROXY STATEMENT
For the Special Meeting of Shareholders
To Be Held on [●], 2010

The board of directors (the “Board”) of Regan Holding Corp. (“Regan” or the “Company”) is furnishing this proxy statement in connection with its solicitation of proxies for use at a special meeting of shareholders.  The date of this proxy statement is [●], 2010.  We first mailed this proxy statement to our shareholders on or about [●], 2010.

At the meeting, shareholders will be asked to vote on an Agreement and Plan of Merger (the “Agreement and Plan of Merger”), as amended by the First Amendment to Agreement and Plan of Merger (the “First Amendment” and the Agreement and Plan of Merger so amended, the “Reorganization Plan”).  The Reorganization Plan provides for the merger of Regan with and into The Legacy Alliance Inc. (“Legacy”), with Legacy surviving the merger (the “Reorganization”).  Under the terms of the Reorganization Plan, holders of less than 4,500 shares of Regan Series A Common Stock and/or Series B Common Stock (together, “Regan Common Stock”) will receive $0.10 in cash in exchange for each of their shares of Regan Common Stock (the “Cash-out Price”) and holders of 4,500 or more shares of Regan Common Stock will receive one share of Legacy common stock (“Legacy Common Stock”) for each block of 4,500 shares of Regan Common Stock that he or she owns and $0.10 in cash per share for each remaining share of Regan Common Stock in lieu of any fractional shares.  Each holder of shares of Regan Common Stock receiving cash in lieu of fractional shares but not receiving any whole shares of Legacy Common Stock shall receive a right to acquire a fraction of a share of Legacy Common Stock equal to the share fraction such holder would otherwise have been entitled had fractional shares been issued in the Reorganization, at a price per share equal to $450.00.  No rights shall be exercisable unless Legacy consummates a registered public offering under the Securities Act of 1933, as amended (the “Securities Act”) or Legacy is acquired by a public reporting company during the period ending on or before the two year anniversary of the Reorganization.  If neither a public offering nor an acquisition by a public company occurs prior to such two year anniversary, then all rights shall terminate in full.  Because Securities and Exchange Commission (“SEC”) rules classify the Reorganization as a “Rule 13e-3 Transaction,” we will sometimes use that term in referring to this transaction.

The Reorganization is designed to reduce the number of shareholders of record of Regan Common Stock to below 300, which will allow us to terminate the registration of Regan Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Board has determined that it is in the best interests of Regan and its shareholders to effect the Reorganization because Regan will realize significant cost savings as a result of the termination of its reporting obligations under the Exchange Act.  The Board believes these cost savings and the other benefits of deregistration described in this proxy statement outweigh the loss of the benefits of registration to our shareholders, such as a reduction in publicly available information about the Company and the elimination of certain corporate governance safeguards resulting from the Sarbanes-Oxley Act.

We plan to effect the Reorganization by filing a certificate of merger with the Delaware Secretary of State as soon as possible after we obtain shareholder approval of the Reorganization Plan.  As Regan is a California corporation, we will also file the certificate of merger with the California Secretary of State.  The certificate of merger will specify an effective date that is either the same as or shortly after the filing date.  We will refer to this effective date as the “effective date of the Reorganization.”  The type of consideration (cash or Legacy Common Stock or a combination of the two) that you receive in exchange for your shares of Regan Common Stock in the Reorganization will depend on the number of shares of Regan Common Stock you hold of record on the effective date of the Reorganization.

Dissenters’ rights are available to all shareholders, and shareholders who exercise those rights as described on page [●] and in Appendix B will be entitled to receive cash for their shares.  Unless they properly exercise dissenters’ rights, shareholders receiving Legacy Common Stock will not receive cash in exchange for any blocks of 4,500 shares of Regan Common Stock—only shares of Legacy Common Stock will be issued to shareholders for such blocks.  Shareholders owning less than 4,500 shares of Regan Common Stock who receive cash in exchange for their shares will not receive any shares of Legacy Common Stock.

At the meeting, shareholders will also vote to approve Article 12 of Legacy’s Amended and Restated Certificate of Incorporation, pursuant to which no holder of Legacy Common Stock may “transfer” shares of Legacy Common Stock without the consent of Legacy if, as a result of an attempted transfer, the party who would receive the shares would own of record fewer than the lesser of (i) 100 shares of Legacy Common Stock or (ii) the total number of shares of Legacy Common Stock owned of record by the transferring stockholder prior to the proposed transfer.  This restriction may be noted conspicuously on Legacy Common Stock certificates issued in connection with or transferred after the effective date of the Reorganization.  For purposes of Legacy’s Amended and Restated Certificate of Incorporation, “transfer” means any type of disposition, including but not limited to a sale, gift, contribution, pledge or other action that would result in a change of the record ownership of any share of common stock.  It is the intent of Legacy that this restriction on transfer will be enforced to the full extent, but only to the extent, it is enforceable against stockholders under the laws of the State of Delaware.  Following the Reorganization, the officers of Regan, who will become the officers of Legacy, will have discretionary authority as the officers of Legacy to determine issues relating to a proposed transfer, including without limitation whether the transfer would or would not be in violation of Legacy’s Amended and Restated Certificate of Incorporation and whether such restrictions may or may not be enforced against a holder requesting a transfer of shares.  The recording of a transfer on the stock records of Legacy shall be conclusive evidence that Legacy has consented to the transfer, if required under Legacy’s Amended and Restated Certificate of Incorporation, and any transfer of shares recorded on the stock records of Legacy will be valid for all purposes.

The Board believes that the transfer restriction in Legacy’s Amended and Restated Certificate of Incorporation is in the best interest of Regan and its shareholders because it is expected to slow the growth in the number of stockholders in the future, and thus enable Legacy to avoid or delay the need to again register its common stock, which would be required if the number of stockholders of record exceeded 500.

At the meeting, shareholders will also vote to approve a proposal to adjourn the meeting to solicit additional proxies to approve the Reorganization or Article 12 of Legacy’s Amended and Restated Certificate of Incorporation if there are not sufficient votes present at the meeting.

This proxy statement provides you with detailed information about the proposed Reorganization and Article 12 of Legacy’s Amended and Restated Certificate of Incorporation.  We encourage you to read this entire document carefully.

The Board has determined that the Rule 13e-3 Transaction is fair to Regan’s shareholders and has unanimously approved the Reorganization Plan, Article 12 of Legacy’s Amended and Restated Certificate of Incorporation and any adjournment of the meeting, if necessary or appropriate, to solicit additional proxies.  The transaction cannot be completed, however, unless the Reorganization Plan and Article 12 of Legacy’s Amended and Restated Certificate of Incorporation are approved by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote as of the record date.  Our current directors and executive officers beneficially own approximately 51.01% (not including stock options) of our outstanding shares of common stock and have indicated that they intend to vote their shares in favor of the Reorganization Plan and approval of Article 12 of Legacy’s Amended and Restated Certificate of Incorporation.  As a result, we expect the Reorganization Plan and Article 12 of Legacy’s Amended and Restated Certificate of Incorporation to be approved

The Securities and Exchange Commission has not approved or disapproved the Reorganization or the transactions contemplated thereby nor has it determined if this proxy statement is truthful or complete.  The SEC has not passed upon the fairness or merits of the Reorganization or the transactions contemplated thereby, nor upon the accuracy or adequacy of the information contained in this proxy statement.  Any representation to the contrary is a criminal offense.

SUMMARY TERM SHEET

This summary highlights information contained elsewhere in this document and may not contain all of the information that is important to you.  Regan urges you to read carefully the remainder of this document, including the attached appendices, and the other documents to which we have referred you because this section does not provide all the information that might be important to you with respect to the proposals being considered at the special meeting of shareholders.  We have included page references to direct you to a more complete description.

The Companies

The Legacy Alliance Inc.
2090 Marina Avenue
Petaluma, California 94954
(707) 778-8638

The Legacy Alliance Inc. is a newly-formed Delaware corporation which was organized solely for the purpose of facilitating the Reorganization.

Regan Holding Corp.
2090 Marina Avenue
Petaluma, California 94954
(707) 778-8638

Regan Holding Corp. is a holding company, incorporated in the State of California in 1990, whose primary operating subsidiary is Legacy Marketing Group.  Legacy Marketing Group designs and markets fixed annuity products on behalf of certain unaffiliated insurance carriers in each of the United States, except Alabama and New York.

o

Structure of the Reorganization (See page [●]).  In the Reorganization, shareholders who are the record holders of less than 4,500 shares of Regan Common Stock will be entitled to receive cash in the amount of $0.10 per share for each share of Regan Common Stock they own as of the effective date of the Reorganization and shareholders who are the record holders of 4,500 or more shares of Regan Common Stock will receive one share of Legacy Common Stock for each block of 4,500 shares of Regan Common Stock that he or she owns and $0.10 in cash per share for any remaining shares of Regan Common Stock in lieu of any fractional shares.

Each holder of shares of Regan Common Stock receiving cash in lieu of fractional shares but not receiving any whole shares of Legacy Common Stock shall receive a right to acquire a fraction of a share of Legacy Common Stock equal to the share fraction such holder would otherwise have been entitled had fractional shares been issued in the Reorganization, at a price per share equal to $450.00.  No rights shall be exercisable unless Legacy consummates a registered public offering under the Securities Act or Legacy is acquired by a public reporting company during the period ending on or before the two year anniversary of the Reorganization.  If neither a public offering nor an acquisition by a public company occurs prior to such two year anniversary, then all rights shall terminate in full.

Dissenters’ rights are available to all shareholders, and shareholders who exercise those rights as described in this proxy statement and in Appendix B will be entitled to receive cash for their shares.  Unless they properly exercise dissenters’ rights, shareholders receiving Legacy Common Stock will not receive cash in exchange for any blocks of 4,500 shares of Regan Common Stock—only shares of Legacy Common Stock will be issued to shareholders for such blocks.  Shareholders owning less than 4,500 shares of Regan Common Stock who receive cash in exchange for their shares will not receive any shares of Legacy Common Stock.  See page [●] for additional information.

We selected this structure principally because it presented a means by which a significant proportion of our shareholders could retain an equity interest in Legacy, while enabling us to reduce our common shareholder base to the extent necessary to permit us to terminate our registered status with the SEC.  See page [●] for a discussion of the structural alternatives we considered.

•

Terms of Legacy Common Stock to be Received by Certain Regan Shareholders Pursuant to the Reorganization (See page [●]).  The terms of Legacy Common Stock are set forth in Appendix E and are substantially similar to those of the Regan Common Stock in all material respects, except:

o

Article 12 of Legacy’s Amended and Restated Certificate of Incorporation would limit the size of the company’s stockholder base by restricting certain “transfers” of shares that would create “odd lot” stockholders.  As a result of this change, stockholders of Legacy following the merger would not be able to transfer shares of Legacy Common Stock if, following the transfer, the stockholder receiving the shares would own of record fewer than the lesser of (i) 100 shares of Legacy Common Stock or (ii) the total number of shares of Legacy Common Stock owned of record by the transferring stockholder prior to the proposed transfer.  Article 12 would not generally limit transfers to or among “street name” accounts, as shares held for beneficial owners by banks or brokers are typically held of record by a depository nominee which is the record holder of more than 100 shares.  The restriction imposed by Article 12 of Legacy’s Amended and Restated Certificate of Incorporation would not be binding with respect to shares issued and will not become effective as to Regan shareholders unless the Reorganization Plan is approved and the merger is carried out.

o

Article 12 of Legacy’s Amended and Restated Certificate of Incorporation is expected to enable Legacy to slow future growth in the number of its stockholders of record.  This would decrease the likelihood that Legacy would need to register its common stock under the Exchange Act, incurring all of the associated burdens, risks and expenses described throughout this proxy statement.  However, Article 12 could have a negative impact on the liquidity of Legacy Common Stock.  Article 12 would also limit the ability of stockholders to make future gifts or sales of fewer than the lesser of (i) 100 shares of Legacy Common Stock or (ii) the total number of shares of Legacy Common Stock owned of record by the transferring stockholder prior to the proposed transfer.  Therefore, stockholders would not have the same level of flexibility in share transfers that they currently enjoy.

o

Regan’s Board believes that Article 12 of Legacy’s Amended and Restated Certificate of Incorporation is in the best interest of Regan and its shareholders because it is expected to slow the growth in the number of stockholders in the future, and thus enable Legacy to avoid or delay the need to register its common stock, which would be required if the number of stockholders of record exceeded 500.

See Appendix E for more detailed information regarding the terms of the Legacy Common Stock.

•

Legacy Common Stock Issued in Reliance on Exemption from Registration (See page [●]).  The shares of Legacy Common Stock are being issued without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on an exemption under Section 3(a)(10) of the Securities Act for any security which is issued, partly in exchange for other securities and partly for cash, where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any state governmental authority expressly authorized by law to grant such approval.  This exemption will be available for the Reorganization to the extent the California Corporations Commission has approved the Reorganization Plan in accordance with California Corporations Code § 25142.

•

Determination of Shares “Held of Record” (See page [●]).  Because SEC rules require that we count “record holders” for purposes of determining our reporting obligations, the Reorganization is based on shares held of record without regard to the ultimate control of the shares.  A shareholder “of record” is the shareholder whose name is listed on the front of the stock certificate, regardless of who ultimately has the power to vote or sell the shares.  For example, if a shareholder holds separate certificates individually, as a joint tenant with someone else, as trustee, and in an IRA, those four certificates represent shares held by four different record holders, even if a single shareholder controls the voting or disposition of those shares.  Similarly, shares held by a broker in “street name” on a shareholder’s behalf are held of record by the broker, with the individual shareholder being the “beneficial owner” of the shares.  Therefore, if that broker is the record shareholder for one or more accounts representing collectively 4,500 or more shares of Regan Common Stock, then each block of 4,500 shares of Regan Common Stock registered in the broker’s name will be exchanged for Legacy Common Stock and $0.10 cash per share for any remaining shares.  Because the Reorganization only affects record shareholders, it does not matter whether any of the underlying beneficial owners with a given broker own fewer than the applicable threshold number of shares.  In any case, any cash or shares of Legacy Common Stock that a beneficial owner is entitled to receive will be calculated by the broker that holds the shares of record based on that beneficial owner’s individual stock ownership and distributed to the beneficial owner after the broker receives such cash or shares.

If you hold your shares in “street name,” you should talk to your broker, nominee or agent to determine how they expect the Reorganization to affect you.  Because other “street name” holders who hold through your broker, agent or nominee may adjust their holdings prior to the effective time of the Reorganization, you may have no way of knowing whether you will be cashed out or will receive Legacy Common Stock in the transaction until it is completed. However, because we think it is unlikely that many brokerage firms or other nominees will hold 4,500 or more shares in their “street name” accounts, we think it is unlikely that “street name” holders will receive Legacy Common Stock

•

Consolidation of “Street Name” Ownership (See page [●]).  In view of the SEC’s shareholder-counting rules described above, a single shareholder with 4,500 or more shares of Regan Common Stock held in various accounts would receive cash for his or her shares in the Reorganization if each of those accounts individually held fewer than 4,500 shares.  To avoid this, the shareholder may either consolidate his or her record ownership into a single form of ownership representing more than 4,500 shares in order to avoid receiving only cash for his or her shares, or seek to acquire additional shares prior to the effective date of the Reorganization.  Alternatively, as is described more fully in “Determination of Shares ‘Held of Record’” above, a shareholder who holds less than 4,500 shares of Regan Common Stock may place his or her shares into “street name” with a broker holding 4,500 or more shares of Regan Common Stock in such accounts and thereby avoid receiving cash for each block of 4,500 of his or her shares of Regan Common Stock.  To ensure that the record ownership of the shares will be reflected appropriately on our transfer agent’s records on the effective date of the Reorganization, shareholders should initiate any transfers of their shares at least three business days prior to our special shareholders’ meeting, as we intend to effect the Reorganization promptly thereafter and it will take into account only those transfers that have settled by the effective date.

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Effects of the Reorganization (See page [●]).  As a result of the Reorganization:

o

Our number of common shareholders of record, measured as of [●], 2010, will be reduced from approximately 3,400 to fewer than 300, and the number of outstanding shares of Regan Common Stock will decrease from approximately 24,076,000 to approximately 5,000 shares of Legacy Common Stock, resulting in a decrease in the number of shares common stock that will be available for purchase and sale in the market.

o

We estimate that approximately 5,000 shares of Legacy Common Stock will be issued to approximately 200 Regan shareholders of record in connection with the Reorganization.

o

At the effective time of the Reorganization, the officers and directors of Regan will become the officers and directors of Legacy.

o

All stock options or other rights of Regan shareholders to acquire shares of Regan Common Stock will vest prior to the effective time of the Reorganization and if unexercised, will terminate at the effective time of the Reorganization.

o

We will be entitled to terminate the registration of Regan Common Stock under the Exchange Act, which will mean that we will no longer be required to file reports with the SEC or be classified as a public company.  This will greatly reduce the amount of information that is publicly available about the Company and will eliminate certain corporate governance safeguards resulting from the Sarbanes-Oxley Act, such as the requirement for an audited report on our internal controls and disclosure requirements relating to our audit committee composition, code of ethics and director nomination process.  Additionally, beginning six months after the effective date of the Reorganization, our executive officers, directors and other affiliates, who will become the executive officers, directors and other affiliates of Legacy, will no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, including the reporting and short-swing profit provisions of Section 16.

o

We will eliminate the costs and expenses associated with our registration under the Exchange Act, which we estimate will be approximately $453,000 per year, plus an additional $257,000 in annual costs relating to compliance with Section 404 of the Sarbanes-Oxley Act for a total of $710,000, which includes $207,000 in time-saving costs. We estimate that professional fees and other expenses related to the Reorganization will be approximately $435,000 which we intend to pay with working capital.

o

Basic and diluted earnings per share will increase from $0.00 per share on a historical basis to $47.20 per share on a pro forma basis for the year ended December 31, 2008.  Basic and diluted earnings per share will increase from $0.11 per share on a historical basis to $614.80 per share on a pro forma basis for the nine months ended September 30, 2009.

o

Book value per common equivalent share, which includes the Legacy Common Stock, will decrease from ($0.17) on a historical basis to ($789.80) on a pro forma basis as of September 30, 2009.

o

The percentage ownership of Regan Common Stock beneficially owned by our executive officers and directors as a group will increase from approximately 51.0% (not including stock options) to 55.0%.  Each of Lynda L. Pitts, R. Preston Pitts and Ute Scott-Smith will receive Legacy Common Stock for some of his or her Regan Common Stock in the Reorganization.

o

The exchange of Regan Common Stock outstanding prior to the Reorganization for the relatively small number of shares of Legacy Common Stock that will be outstanding after the Reorganization will further reduce the already limited liquidity of our common stock.

For a more detailed description of these effects and the effects of the Reorganization on our affiliates and shareholders generally, including those receiving cash, those receiving Legacy Common Stock and those receiving a combination of Legacy Common Stock and cash in lieu of fractional shares, see pages [●] through [●].

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Reasons for the Reorganization (See page [●]).  Our principal reasons for effecting the Reorganization are:

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The cost savings of approximately $453,000 per year, plus an additional $257,000 in annual costs relating to compliance with Section 404 of the Sarbanes-Oxley Act for a total cost of $710,000, which includes a time-saving cost of $207,000, that we expect to experience as a result of the deregistration of Regan Common Stock under the Exchange Act, together with the anticipated decrease in expenses relating to servicing a relatively large number of shareholders holding small positions in Regan Common Stock; and

o

Our belief that our shareholders have not benefited proportionately from the costs relating to the registration of Regan Common Stock, principally as a result of the absence of any trading market for our stock.

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Fairness of the Reorganization (See page [●]).  Based on a careful review of the facts and circumstances as described beginning on page [●], our Board and each of our affiliates believe that the terms and provisions of the Rule 13e-3 Transaction and the Legacy Common Stock are fair to our shareholders, including those receiving solely cash, those receiving Legacy Common Stock, and those receiving a combination of Legacy Common Stock and cash in lieu of fractional shares.  Our Board unanimously approved, and recommends that shareholders vote in favor of, the Reorganization.

Our affiliates are listed on page [●] and include all of our directors and executive officers.  Because of our affiliates’ positions with Regan, each is deemed to be engaged in the Rule 13e-3 Transaction and has a conflict of interest with respect to the transaction because he or she is in a position to structure it in a way that benefits his or her interests differently from the interests of unaffiliated shareholders.  At present, three of our five directors beneficially own more than 4,500 shares of Regan Common Stock, and we anticipate that they will receive a combination of Legacy Common Stock and cash in lieu of fractional shares in the transaction.  After the transaction, we anticipate that our directors and executive officers will beneficially own approximately 55.0% of Legacy’s outstanding shares.  See “—Stock Ownership by Affiliates” on page [●] for more information regarding stock owned by our affiliates.

In the course of determining that the Rule 13e-3 Transaction is fair to and in the best interests of our unaffiliated shareholders, including unaffiliated shareholders who will receive shares of Legacy Common Stock and cash in lieu of fractional shares for their shares of Regan Common Stock and unaffiliated shareholders who will receive cash for their shares of Regan Common Stock, the Board and each of our affiliates considered a number of positive and negative factors affecting these groups of shareholders in making their determinations.  The principal factors considered by the Board include:

o

The report delivered by Taylor Consulting Group, Inc. (“Taylor Consulting”), our independent financial advisor, to the Board that a range of $0.04 to $0.08 per share represents the range of fair value of the Regan Common Stock, and that the $0.10 per share that is paid in cash and the Legacy Common Stock that is received in the Reorganization would be fair, from a financial point of view, to Regan’s shareholders;

o

Each holder of shares of Regan Common Stock receiving cash in lieu of fractional shares but not receiving any whole shares of Legacy Common Stock shall receive a right to acquire a fraction of a share of Legacy Common Stock equal to the share fraction such holder would otherwise have been entitled had fractional shares been issued in the Reorganization, at a price per share equal to $450.00.  No rights shall be exercisable unless Legacy consummates a registered public offering under the Securities Act or Legacy is acquired by a public reporting company during the period ending on or before the two year anniversary of the Reorganization.  If neither a public offering nor an acquisition by a public company occurs prior to such two year anniversary, then all rights shall terminate in full.

o

Shareholders who own 4,500 or more shares of Regan Common Stock will hold an equity interest in Legacy, the surviving entity following consummation of the Reorganization Plan;

o

Shareholders will have the right to vote on the Reorganization Plan, and the Reorganization Plan must be approved by a majority of the shares entitled to vote;

o

Shareholders not entitled to receive cash for all of their shares of Regan Common Stock under the Reorganization Plan but who wish to liquidate their holdings may do so through the exercise of dissenters’ rights;

o

Shareholders receiving cash for their shares of Regan Common Stock will not incur brokerage fees or commissions in connection with the liquidation of their holdings;

o

Shareholders have the opportunity to receive Legacy Common Stock by transferring or consolidating their shares or placing them in (or removing them from) “street name” accounts as described above in “Consolidation of ‘Street Name’ Ownership;”

o

The Board’s belief that the advantages and disadvantages of the rights, preferences and limitations of the Legacy Common Stock will balance in comparison to the relative rights of Regan Common Stock, given that the decreased value associated with the imposition of odd-lot restrictions is offset by the increased value represented by the decreased financial burdens on the surviving corporation;

o

The Board’s belief that the Reorganization should not be taxable to shareholders receiving only Legacy Common Stock under the Reorganization Plan and that, except with respect to shareholders who have acquired their shares within the prior 12 months, the cash consideration offered in the Reorganization would be taxed as a capital gain;

o

Basic and diluted earnings per share will increase approximately from $0.00 on a historical basis to $47.20 on a pro forma basis for the year ended December 31, 2008 and will increase approximately from $0.11 per share on a historical basis to $614.80 on a pro forma basis for the nine months ended  September 30, 2009; and

o

Book value per common equivalent share will change approximately from ($0.17) on a historical basis to ($789.80) on a pro forma basis as of September 30, 2009.

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Effectiveness of the Reorganization (See page [●]).  The Reorganization will not be effected unless and until the Reorganization Plan is approved by a majority of the votes entitled to be cast on the Reorganization Plan.  Assuming the shareholders approve the Reorganization Plan, as shortly thereafter as is practicable, Legacy will file the certificate of merger with the Delaware Secretary of State thereby effecting the Reorganization.  The certificate of merger will specify an effective date that is either the same as or shortly after the filing date.

Notwithstanding shareholder approval, however, at any time prior to the effective date of the Reorganization, the Board may abandon the Reorganization without any further shareholder action.  If at any time prior to the effective date of the Reorganization the Board determines that (1) the estimated cost of payments to dissenting shareholders or legal expenses makes the Reorganization inadvisable or (2) the number of shareholders dissenting from or voting against the Reorganization Plan reflects a material negative reaction among a significant portion of the shareholders, the Board may elect to abandon the Reorganization.

Because our current directors and executive officers beneficially own approximately 51.0% (not including stock options) of our outstanding shares of common stock and have indicated that they intend to vote their shares in favor of the Reorganization Plan, we expect the Reorganization Plan to be approved.

We currently anticipate that the Reorganization will be effected in the first quarter of 2010.  See page [●] for more detailed information.

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Conditions and Regulatory Approvals (See page [●]).  Aside from shareholder approval of the Reorganization Plan, and issuance of a permit by the California Commissioner of Corporations regarding the “fairness” of the Reorganization, the Reorganization is not subject to any conditions or regulatory approvals.

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Dissenters’ Rights (See page [●]).  Regan shareholders are entitled to dissent from the Reorganization under Section 1300 et seq. of the California Corporations Code (the “Dissenters’ Rights Statute”).  If you dissent, you are entitled to the statutory rights and remedies of dissenting shareholders provided the Dissenters’ Rights Statute as long as you comply with the applicable procedures set forth in the Dissenters’ Rights Statute.  The Dissenters’ Rights Statute provides that a dissenting shareholder is entitled to receive cash in an amount equal to the “fair value” of his or her shares.

To perfect dissenters’ rights, among other things, you must give Regan written notice of your intent to dissent from the Reorganization Plan prior to the vote of the shareholders at the special meeting and you must not vote your shares in favor of the Reorganization Plan.  Any shareholder who returns a signed proxy but fails to provide instructions as to the manner in which his or her shares are to be voted will be deemed to have voted in favor of the proposal and will not be entitled to assert dissenters’ rights.

Generally, under the Dissenters’ Rights Statute, Regan will make an initial offer of payment to dissenting shareholders, if any, of an amount it estimates to be the “fair value” of the common stock.  If a dissenting shareholder believes the payment offer is less than the fair value of the common stock, he or she may notify Regan of his or her estimate of fair value.  If Regan and the dissenting shareholder cannot settle the amount of fair value, fair value will be determined in a court proceeding in the Superior Court of Sonoma County, California.

However, to the extent the long-arm provision of California Corporations Code § 2115 is held to apply to Legacy, California Corporations Code § 500, which imposes certain limitations on distributions to stockholders, would prevent Legacy from making payments to holders exercising dissenters’ rights until the requirements of § 500 are satisfied.

The Reorganization Plan provides that Regan will not be required to complete the merger if dissenters’ rights have been exercised with respect to 10% or more, in the aggregate, of all outstanding shares of Regan.  As a result, exercise of dissenters’ rights with respect to 10% or more of the outstanding shares of Regan could prevent the merger from going forward.  Regan is entitled to waive this requirement and permit the merger to proceed even if 10% or more of the outstanding shares of Regan exercise dissenters’ rights.

See page [●] and Appendix B for additional information regarding procedures for asserting dissenters’ rights and the determination of “fair value” of the common stock.

SPECIAL FACTORS

Purpose of Reorganization

The primary purpose of the Reorganization is to enable us to terminate the registration of our common stock under Section 12(g) of the Exchange Act.  Although shareholders of Regan Common Stock and stockholders of Legacy Common Stock will be kept informed as to business and financial status after the Reorganization as described below, we anticipate that deregistration will enable us to save significant legal, accounting and administrative expenses relating to our public disclosure and reporting requirements under the Exchange Act.

After the Reorganization, as a non-SEC registered company Legacy’s auditing expenses will decrease significantly because we and our auditors will not be required to comply with standards prescribed by the SEC and the Public Company Accounting Oversight Board with respect to our audit and because our auditors will not be required to review the information we must include in our periodic SEC reports as described more fully below.  Our other reporting processes will also be significantly simplified because we will no longer be required to comply with disclosure and reporting requirements under the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”).  These requirements include preparing and filing current and periodic reports with the SEC regarding our business, financial condition, Board and management team, having these reports reviewed by outside counsel and independent auditors and documenting, testing and reporting on our internal control structure.

In particular, after we have deregistered our stock with the SEC, we will no longer be required to file annual reports on Form 10-K, quarterly reports on Form 10-Q or proxy statements with the SEC.  The SEC’s periodic reporting and proxy statement rules require detailed disclosures regarding executive compensation, corporate governance and management stock ownership that are not required in our audited financial statements.  Additionally, we will no longer be required to include management’s discussion and analysis of our financial results in annual reports to shareholders.  Currently, our attorneys and external auditors perform detailed reviews of management’s discussion and analysis of our financial results to assure consistency with audited financial statements and to ensure we are in compliance with applicable disclosure requirements.

We also incur substantial costs in management time and legal and accounting fees related to the preparation, review and filing of our periodic reports and proxy statements.  As a result of the elimination of the disclosure and reporting requirements under the Exchange Act, we estimate that we will save approximately $134,000 per year in management time and $299,000 per year in legal and accounting fees before taking into account the effects of the increased internal controls reporting and auditing standards described below.  We also expect to save approximately $20,000 annually in administrative costs related to soliciting proxies for routine annual meetings, including printing and mailing costs and transfer agent fees related to the proxy solicitation.

After we have deregistered our stock with the SEC, we will not be required to comply with Section 404 of the Sarbanes-Oxley Act, which requires that we document, test and assess our internal control structure and that our external auditors report on management’s assessment of our internal control structure.  As a result, we estimate that we will save approximately $73,000 per year in management time and $184,000 per year in internal control consulting and auditing fees.

We are required to comply with many of the same securities law requirements that apply to large public companies with substantial compliance resources.  Our resources are more limited, however, and as is shown above, these compliance activities represent a significant administrative and financial burden to a company of our relatively small size and market capitalization.  We also incur less tangible but nonetheless significant expenditure of management’s time and attention that could otherwise be deployed toward revenue-enhancing activities.

In summary, our estimated cost of compliance with the Exchange Act and the Sarbanes-Oxley Act is substantial, representing an estimated annual cost to us of approximately $710,000, which includes $207,000 in time-saving costs.  Our anticipated cost and time savings are also summarized under “—Reasons for the Reorganization.”

As of [●], 2010, we had approximately 3400 common shareholders of record, but approximately 90% of the outstanding shares as of that date were held by approximately 120 shareholders.  Additionally, of our 3400 common shareholders, approximately 3200 shareholders hold fewer than 4,500 shares, or an aggregate of approximately 7.5% of our outstanding common stock as of [●], 2010.  Regan Common Stock is not traded on any established market.  Trading is infrequent, the trading volume is low and the Board believes there is little likelihood that a more active market will develop.  However, because we have more than 300 shareholders of record and our common stock is registered under Section 12(g) of the Exchange Act, we are required to comply with the disclosure and reporting requirements under the Exchange Act and the Sarbanes-Oxley Act.

In light of the limited market for Regan Common Stock, we believe the termination of our status as an SEC-registered company will not have a significant impact on any future efforts by Legacy to raise additional capital or to acquire other business entities.  We believe the Reorganization will provide a more efficient means of using our capital to benefit our shareholders by allowing us to save significant administrative, accounting, and legal expenses incurred in complying with the disclosure, reporting and compliance requirements described above.  Moreover, we believe that our limited trading market and the resulting inability of our shareholders to realize the full value of their investment in Regan Common Stock through an efficient market has resulted in little relative benefit for our shareholders as compared to the costs of maintaining our registration.  Finally, the Reorganization will give shareholders owning more than 4,500 shares the opportunity to obtain an equity interest in Legacy and therefore to participate in any future growth and earnings of the company and in any future value received as a result of the sale of the company.

Alternatives Considered

In making our decision to proceed with the Reorganization, we considered other alternatives.  We rejected these alternatives because we believed the Reorganization would be the simplest and most cost-effective manner in which to achieve the purposes described above.  These alternatives included:

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Reverse Stock Split.  The Board considered the use of a process known as a reverse stock split as an alternative to the Reorganization.  A reverse stock split would have involved a mechanism that proportionately decreased the number of shares of stock held by shareholders.  In a reverse stock split, shareholders receive one share of stock for every 4,500 (for example) shares owned; those shareholders holding only fractional shares interests following the split are cashed out.  As a result, there are fewer shareholders.  The Board did not choose this alternative because California Corporations Code § 500 prevents California corporations from performing reverse stock splits without a minimum amount of retained earnings, and Regan does not meet the requirements for the tests of such retained earnings.

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Tender Offer.  The Board also considered making a tender offer to purchase outstanding shares of Regan Common Stock from Regan’s shareholders.  This alternative could have reduced the number of shareholders through the sale of common stock held by them.  However, it is uncertain whether this process would result in Regan having fewer than 300 shareholders – a threshold that Regan must meet in order to go private and reduce the burdens associated with being a reporting company.  For this reason, the Board did not use this alternative.

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Cash-out Merger.  The Board considered a cash-out merger in which holders of Regan Common Stock would receive cash in exchange for their shares.  The capital cost of such a transaction would be much higher than that of the proposed Reorganization, however.  Assuming that all of the 24,076,000 shares held of record as of [●], 2010 were exchanged for $0.10 in cash, the capital cost of the transaction would be $2,408,000, as compared to the current anticipated capital cost of approximately $180,000.  Additionally, issuing shares of Legacy Common Stock instead of cash to a portion of our shareholders will enable those shareholders to continue to retain an equity interest in our company.

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Expense Reductions in Other Areas.  While we might be able to offset the expenses relating to SEC registration by reducing expenses in other areas, we have not pursued such an alternative because there are no areas in which we could achieve comparable savings without adversely affecting a vital part of our business or impeding our opportunity to grow.  We believe the expense savings that the Reorganization would enable us to accomplish will not adversely affect our ability to execute our business plan, but will instead position us to execute it more efficiently.  For these reasons, we did not analyze cost reductions in other areas as an alternative to the Reorganization.

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Business Combination.  We have neither sought nor received any proposals from third parties for any business combination transactions such as a merger, consolidation, or sale of all or substantially all of our assets.  Our Board did not seek any such proposals because these types of transactions are inconsistent with the narrower purpose of the proposed transaction, which is to discontinue our SEC reporting obligations.  The Board believes that by implementing a deregistration transaction, our management will be better positioned to focus its attention on our customers and the communities in which we operate and expenses will be reduced.

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Maintaining the Status Quo.  The Board considered maintaining the status quo.  In that case, we would continue to incur the significant expenses, as outlined in “—Reasons for the Reorganization” below, of being an SEC-reporting company without the expected commensurate benefits.  Thus, the Board considered maintaining the status quo not to be in the best interests of the Company or its unaffiliated shareholders.

Background of the Reorganization

As an SEC reporting company, Regan is required to prepare and file with the SEC, among other items, the following:

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Annual Reports on Form 10-K;

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Quarterly Reports on Form 10-Q;

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Periodic Reports on 8-K; and

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Proxy Statements and related materials as required by Regulation 14A under the Exchange Act.

In addition, as an SEC reporting company, Regan is required to comply with laws and various regulatory requirements, including but not limited to the Sarbanes-Oxley Act.  While the compliance date has been extended a number of times, Regan spent significant management time and resources to begin to comply with the Sarbanes-Oxley Act.  Such resources included hiring of consultants to perform a risk assessment, identify significant business processes, document internal control procedures, assess the design of those controls and design and perform tests of the effectiveness of internal controls.  Beyond the one time costs, there would be significant annual costs for external review.

The costs associated with these reports, other filing obligations and compliance with regulatory requirements comprise a significant corporate expense.  These costs include counsel fees, auditor fees, cost of printing and mailing the SEC documents and the word processing, consultant fees, specialized software and filing costs associated with the SEC reports and other filings.  These SEC registration-related expenses have been increasing over the years, and Regan believes that they will continue to increase as Regan is required to comply with the Sarbanes-Oxley Act.  These costs include both hard dollar costs and time costs related to implementation and compliance.

Beginning in 2005, the Board began to discuss at its regular board meetings several initiatives to provide significant cost savings and capital to Regan after suffering losses in 2004, which continued in 2005.  Among the initiatives discussed was a possible reorganization that would eliminate the SEC reporting requirements and compliance with the Sarbanes-Oxley Act, a sale of real estate located in Petaluma, California, the sale of the broker dealer (Legacy Financial Services), a sale of the third-party administrator division and a sale of real estate located in Rome, Georgia.  The Board also discussed the benefits of using management’s time to develop additional business and strategic opportunities, as well as reducing expenses incurred to comply with the Sarbanes-Oxley Act and the SEC reporting requirements.  The discussions involved SEC reporting requirements and the Sarbanes-Oxley Act, as well the implications for Regan as a public company.  The Board felt that there were really no benefits to being an SEC reporting company, given the size of Regan and factoring in the corporate expense involved with compliance.  Discussions were held on the need for future capital and the alternatives available and that the Board would continue to explore options in the future and obtain additional information on the process and costs of going private.

Although the Board began discussions to undertake the going private transactions in 2005, contemporaneous with such discussions the Board and Regan’s’ senior management were evaluating several other initiatives to provide significant costs savings and capital to Regan after the Company suffered losses in 2004, which continued in 2005.  As various initiatives were explored it became apparent that management and other company resources necessary to pursue the various options were limited and had to be prioritized in order of importance based on the needs of the Company and the interest received by outside buyers.  Among the other initiatives that were considered and ultimately completed, was the sale of real estate in Petaluma, CA, the sale of the broker dealer (Legacy Financial Services), the sale of the third-party administrator division, and the sale of real estate located in Rome, Georgia.  In 2005, based on a need to obtain additional capital and after discussions with a real estate broker, Regan Holding Corp.’s President Preston Pitts negotiated the sale lease-back agreement for their building in Petaluma, CA.  The Board approved the transaction and the sale lease-back was executed on November 18, 2005.  In late 2006, and early 2007, and in a continued effort to mitigate further losses, Regan began looking at additional initiatives to increase capital and reduce expenses.  As such, after several months of due diligence and negotiations, the sale of Legacy Financial’s assets to Multi-Financial was approved by the Board and completed by Preston Pitts on May 31, 2007.  Also, during this time, Preston Pitts, and John Abbott, CIO began preliminary discussions with several third party administrators for the purchase of our third-party administrative division.  After months of negotiations, the Board approved the sale to Perot Systems, Inc. on October 17, 2007.  In late 2007, Preston Pitts began discussions with a real estate broker in Georgia to sell the Rome, GA property, after a 10 year lease was negotiated with Perot Systems, Inc as part of the sale of the third party administrator division.  The sale was approved by the Board and completed on May 23, 2008.

During this period, the Board continued to consider the various benefits of a going private transaction, but due to the commitment to these other initiatives and the personnel and other company resources that were occupied thereby, further pursuit of the going private transaction was delayed until sufficient resources became available.  It was not until 2009 that Regan had the personnel and other resources available to begin taking the initial steps toward an earnest pursuit of a going private transaction.

During the regularly scheduled Board meeting of December 11, 2007, the Board considered the cost of remaining a public company and the financial burden of being a public company.  A general discussion of the benefits of remaining public versus the cost of compliance ensued.  Following the discussion, the Board indicated that Regan must find a way to continue to reduce expenses due to a history of sustained losses.  A number of cost savings initiatives were discussed and with no immediate expectation of an increase in revenue, the Board continued to focus on expense reduction.  Although the Board’s discussion included the possibility of finding a suitable restructuring or reorganization that could eliminate the significant corporate expenses of remaining a public company, significant resources had already been committed to pursuing other cost savings intiatives that prevented the Board from allocating additional resources to pursue the reorganization.

At the regularly scheduled Board meeting of June 16, 2008, the Board discussed generally of the costs of remaining a public company and complying with the Sarbanes-Oxley Act.  It was estimated that the approximate annual savings to Regan could total up to $500,000.  The Board then discussed generally the positives and negatives of remaining public.  Possible reorganization structures were discussed, including a reverse stock split and Regan purchasing a number of shares of stock back, so that the number of shareholders would be reduced below the threshold required to comply with SEC reporting requirements.  The Board agreed to continue to consider alternatives and to discuss any additional findings at the next regularly scheduled Board meeting.

On September 22, 2008, during the regularly scheduled Board meeting, the Board considered additional alternative structures and possible reorganization opportunities that would be suitable given Regan’s size, current structure and needs, while eliminating the need for Regan to comply with the SEC reporting requirements and the Sarbanes-Oxley Act.  Such alternatives focused on reducing the number of shareholders below the 300 threshold necessary to relieve Regan from the financial burden of compliance with SEC reporting requirements and the Sarbanes-Oxley Act and included a reverse stock split, an issuer tender offer and a cash-out merger.  The Board had a detailed conversation regarding the option of Regan forming a new company and initiating a cash-out merger transaction.  Preston Pitts shared information on the proposed structure after preliminary discussions with representatives of Dewey & LeBoeuf, outside legal counsel.  Dewey & LeBoeuf is an international law firm that has in the past represented Regan in connection with certain securities law matters.  The Board resolved to formulate a detailed proposal regarding this option for further discussion at the next regularly scheduled Board meeting.

During the regularly scheduled Board meeting of December 5, 2008, the Board reviewed details presented by Preston Pitts which resulted from further preliminary discussions with representatives of Dewey & LeBoeuf regarding the possible reorganization of Regan, whereby certain shareholders of Regan would form a new company which would merge with Regan in a cash out merger transaction whereby the number of shareholders would be reduced below 300.  Such details included describing the necessary documentation including the merger agreement and SEC disclosure documents as well as the vote necessary by Regan shareholders to approve the merger and the Board’s fiduciary duties in connection with the proposed transaction.  A detailed summary of the costs associated with such proposal was reviewed and discussed by the Board.  The cost of executing the proposed transaction was estimated to be in the range of $300,000 to $500,000.  Preston Pitts reconfirmed the estimated cost savings of no longer being a public company and no longer having to comply with the Sarbanes-Oxley Act, which were originally discussed at the June 16th Board meeting.  The Board decided to pursue this option and that further discussions would occur at the next regularly scheduled Board meeting after consulting further with representatives of Dewey & LeBoeuf.  Although the Board agreed that investigating the feasibility and advisability of the proposed transaction was warranted, no resolution was made until the proposed transaction was more definitively discussed with representatives of Dewey & LeBoeuf.  Preston Pitts agreed to contact representatives of Dewey & LeBoeuf and report his findings to the Board at the next regularly scheduled Board meeting.

At the regularly scheduled Board meeting on April 27, 2009, the Board held a meeting with representatives of Dewey & LeBoeuf to discuss the proposed transaction.  The Board had extensive discussions regarding the process, implications and alternatives for going private.  Dewey & LeBoeuf provided the Board with details as to the proposed approach to reorganizing Regan to eliminate the SEC reporting requirements, as well as compliance with the Sarbanes-Oxley Act.  Representatives of Dewey & LeBoeuf also led an extensive discussion of the feasibility, legal and regulatory requirements, procedural issues and timeline for a possible going private transaction by Regan.  Such discussion included details of the applicable federal and state statutes, including securities and tax laws, affecting the proposed transaction and the steps necessary to comply therewith including seeking a permit from the Department of Corporations of the State of California for the issuance of unregistered shares of the company formed to merge with Regan, in exchange for shares of Regan common stock and the related fairness hearing to be held in connection with the issuance of such permit.  Also discussed was the likely formation of the company in the State of Delaware and the various steps from formation to consummation of the merger, as well as the possible tax consequences to Regan and its shareholders.  There was also a discussion of the Board’s fiduciary duties to Regan and its shareholders, fairness issues, the approximate cost of a possible going private transaction, and possible effects of such a transaction on Regan and its remaining shareholders.  Following the discussion, on the motion of Dan Speight, the Board resolved to engage legal counsel in connection with the proposed transaction to merge Regan with and into a newly formed Delaware corporation.  In addition and also on the motion of Dan Speight, the Board resolved to contact Taylor Consulting, who had provided financial advisory services to Regan in the past and was familiar with its business, to discuss the possibility of providing a fairness opinion in connection with the proposed transaction.

During the month of May, Preston Pitts contacted Taylor Consulting to discuss the possible provision of a fairness opinion, including performance of certain valuation services as to the current value of the shares of Regan stock in connection with the opinion.  After several discussions, on June 8, 2009 Regan executed an agreement with and engaged Taylor Consulting to perform the services in connection with the fairness opinion.

At the regularly scheduled Board meeting on August 18, 2009, the Board considered what would be the appropriate exchange ratio of Regan Common Stock and Legacy Common Stock in connection with the Reorganization.  In connection with the Board’s consideration, Taylor Consulting delivered a report to the Board that a range of $0.04 to $0.08 per share represented the range of fair value of the Regan Common Stock.  No other prices or price ranges were presented to or rejected by the Board.  Its presentation included a discussion on considerations made, methodologies utilized, analyses performed and the range of valuation results, including information on the fair value per share.  After discussing the presentation by Taylor Consulting, the Board determined that $0.10 per share would be a “fair value” to provide a premium to the shareholders without making the transaction financially impractical.  Taylor Consulting confirmed that $.10 per share would be fair, from a financial point of view, to Regan’s shareholders.  No recommendation or consideration of a per share price in excess of $0.10 occurred.  Based on the information provided by Taylor Consulting, the Board considered the $0.10 per share price of Regan Common Stock would be fair to the Company and its shareholders (including unaffiliated shareholders).  A copy of the report delivered by Taylor Consulting to the Board on August 18, 2009 is attached to this proxy statement as Appendix I.

Once the per share price was determined, the Board conducted a lengthy discussion regarding the appropriate exchange ratio that would accomplish the goals of the Reorganization.  The primary goals that guided the Board’s consideration and discussion were formulating an exchange ratio that would (1) permit the largest number of Regan stockholders to continue their ownership interest in Legacy while reducing the number of stockholders of Legacy to below 300 and (2) maintain the cash component of the consideration necessary to cash out fractional shares at a dollar value that was financially feasible and that would not have a materially adverse impact on the continued operation of Legacy after the merger with Regan.  After further discussion, the Board determined that the exchange ratio of 4,500 shares of Regan Common Stock for one share of Legacy Common Stock allowed us to achieve both of these goals.

On September 1, 2009, the Board held a special meeting of the independent special committee to further consider the cash out merger.  The special committee was comprised entirely of independent directors and held the meeting without the officers being present.  Representatives of Dewey & LeBoeuf presented drafts of the definitive transaction documents and summarized their terms including the fact that the surviving corporation would be a Delaware corporation, the exchange ratio, the cash our of fractional shares and that roughly 250 to 275 shareholders would remain after the merger.  Representatives of Dewey & LeBoeuf also explained the steps that would follow the Board’s approval of the transaction documents including filing an application from the Department of Corporations of the State of California to permit the issuance of shares of Legacy Common Stock in connection with the merger along with the filing of the proxy statement with the SEC.  Following the presentation the Board discussed the terms of the transaction documents and the next steps.  After the discussion the Board approved the definitive transaction documents.

On December 1, 2009, the Board held a meeting to consider the definitive transaction documents.  At the meeting, representatives of Dewey & LeBoeuf presented definitive drafts of the Agreement and Plan of Merger, the application to the Department of Corporations of the State of California seeking a permit for the issuance of Legacy Common Stock in connection with the proposed transaction, the proxy statement and the transaction statement on Schedule 13E-3 and discussed the necessary SEC disclosures.  The Board approved the Agreement and Plan of Merger, the application to the Department of Corporations, the proxy statement and the Schedule 13E-3 and authorized management to make all necessary filings with the SEC or otherwise to consummate the proposed going private transaction.  The Board also approved $0.10 per share of Regan Common Stock as the price to be paid in cash and one share of Legacy Common Stock as the price to be paid in Legacy Common Stock for each 4,500 shares of Regan Common Stock.  At such meeting representatives of Taylor Consulting reiterated to the Board its views regarding the fair value of Regan’s stock which were summarized in a written report along with the definitive fairness opinion.  The Board was provided with the opinion of Taylor Consulting, that the $0.10 per share to be paid in cash and the Legacy Common Stock to be received in the Reorganization was fair, from a financial point of view, to Regan’s shareholders, including both those shareholders who may have their shares redeemed for cash and those shareholders who may receive shares of Legacy Common Stock and cash in lieu of any fractional shares.  Following the presentation, the Board unanimously approved a resolution adopting the Agreement and Plan of Merger, authorizing management to proceed with the merger transaction and to seek shareholder approval of the Reorganization.  A copy of the written report delivered by Taylor Consulting to the Board on December 1, 2009 is attached to this proxy statement as Appendix J.

On December 17, 2009 Legacy filed an application for qualification of securities of Legacy to be issued in connection with the Reorganization pursuant to Section 25121 of the California Corporate Securities Law of 1968, as amended (the “California Securities Law”) with the Department of Corporations of the State of California (the “California Department of Corporations”).  On January 14, 2010 the California Department of Corporations insisted that as a condition to approving the Reorganization, the California Department of Corporations required a buy-back provision to be added to the Reorganization Plan permitting any shareholder of Regan who does not receive a single share of Legacy in connection with the Reoganization to purchase a fractional share of Legacy equal to the share fraction such holder would otherwise have been entitled had fractional shares been issued in the Reoganization.

As a result, on January 29, 2010, the Board held a meeting to consider the terms of the First Amendment which provided each holder of shares of Regan Common Stock receiving cash in lieu of fractional shares but not receiving any whole shares of Legacy Common Stock with a right to acquire a fraction of a share of Legacy Common Stock equal to the share fraction such holder would otherwise have been entitled had fractional shares been issued in the Reorganization, at a price per share equal to $450.00.  No rights shall be exercisable unless Legacy consummates a registered public offering under the Securities Act or Legacy is acquired by a public reporting company during the period ending on or before the two year anniversary of the Reorganization.  If neither a public offering nor an acquisition by a public company occurs prior to such two year anniversary, then all rights shall terminate in full.  At the meeting legal counsel presented a draft amendment and discussed the terms and conditions of the First Amendment.  The Board reviewed the Agreement and Plan of Merger, as amended by the First Amendment and unanimously approved a resolution adopting the Reorganization Plan and authorized management to proceed with the Reorganization and to seek shareholder approval of the Reorganization Plan and the Reorganization.

Reasons for the Reorganization

As described above in “—Purpose of the Reorganization,” the Reorganization will allow us to save significant costs related to the preparation, review and filing of our periodic reports and annual proxy statement.  We also expect to experience savings in proxy solicitation costs, including printing and mailing costs.  We expect printing and mailing costs to be lower because we will have fewer shareholders who are entitled to vote and because the financial and proxy statements that we deliver to shareholders after the Reorganization will not include many of the disclosures required under the proxy or periodic reporting rules, such as disclosures regarding executive compensation, corporate governance and management ownership, and management’s discussion and analysis of our financial results.

For 2010 and subsequent years, we expect to eliminate or incur a time-savings for  the following fees and expenses related to the preparation, review and filing of periodic reports on Form 10-K and Form 10-Q and annual proxy statements.  These fees and expenses do not reflect Section 404 compliance expenses, which are described in a separate table below:

Legal Fees (including Edgar conversion)	$ 77,000
Independent Auditor Fees	182,000
Other (insurance, board of director fees)	40,000
Proxy Solicitation, Printing and Mailing Costs	20,000
Management and Staff Time	134,000

Total Annual Non-404 Savings	$ 453,000

We also expect to save the following fees and expenses related to compliance with the requirements under Section 404 of the Sarbanes Oxley Act :

Annual Consulting Fees	$ 75,000
Independent Auditor Fees	109,000
Management and Staff Time	73,000

Total Estimated Annual Savings	$ 257,000

As is noted above, we incur substantial time-saving costs in management time spent on securities compliance activities.  Although it is impossible to quantify these costs specifically, we estimate that our management and staff currently spend an average of approximately 16%  of their time on activities directly related to compliance with federal securities laws, such as preparing and reviewing SEC-compliant financial statements and periodic reports, maintaining and overseeing disclosure and internal controls, monitoring and reporting transactions and other data relating to insiders’ stock ownership, and consulting with external auditors and counsel on compliance issues.  In addition, we estimate our management and staff spend approximately an additional 8% of their time on activities related to compliance with Section 404 of the Sarbanes-Oxley Act, for a total additional annual time savings of $73,000.

In addition, Regan Common Stock is not listed on an exchange and has historically been very thinly traded.  We do not enjoy sufficient market liquidity to enable our shareholders to trade their shares easily.  We also do not have sufficient liquidity in Regan Common Stock to enable us to use it as potential acquisition currency.  As a result, we do not believe that the registration of our common stock under the Exchange Act has benefited our shareholders in proportion to the costs we have incurred, and expect to incur, as a result of this registration.

Purposes and Reasons of Legacy for the Reorganization

Legacy was organized solely for the purpose of facilitating the Reorganization.  As a result, Legacy’s purpose and reasons for engaging in the Reorganization are the same as those set forth above in “—Purpose of Reorganization,” and “—Reasons for the Reorganization.”

Effects of the Reorganization on Regan, Regan Shareholders, and Regan Affiliates

The Reorganization is designed to reduce the number of Regan common shareholders of record below 300, which will allow us to terminate the registration of Regan Common Stock under the Exchange Act.  Based on information as of [●], 2009, we believe that the Reorganization will reduce our number of common shareholders of record from approximately 3400 to approximately 200.  We estimate that approximately 1,800,000 shares held by approximately 3200 common shareholders of record will be exchanged for cash in the Reorganization and that approximately 22,276,000 shares held by approximately 200 common shareholders of record will be exchanged for Legacy Common Stock and cash in lieu of any fractional shares in the Reorganization.  In addition to the exchange of shares of Regan Common Stock for cash or shares of Legacy Common Stock and cash in lieu of any fractional shares, we believe the Reorganization will have the following effects on Regan:

Positive Effects

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Elimination of Exchange Act Registration.  After the Reorganization, we will not be subject to the periodic reporting requirements under the Exchange Act.  Additionally, beginning 90 days after the Reorganization, Legacy will not be subject to the proxy, tender offer or short-swing profit reporting and recovery provisions of the Exchange Act.  We plan to maintain our existing internal control procedures and continue to evaluate them for potential improvements but will not be required to document, test and report on our internal control structure as required by Section 404 of the Sarbanes-Oxley Act.  We expect to eliminate costs and expenses and incur a time savings associated with the Exchange Act registration, which we estimate would be up to approximately $453,000 on an annual basis, plus an additional $257,000 in annual costs related to compliance with Section 404 of the Sarbanes-Oxley Act for a total of $710,000, which includes a time savings of $207,000.  Additionally, as a non-SEC reporting company, we believe our management team, which currently spends a significant amount of time on activities related to compliance with the

Exchange Act, will have significantly more time to devote to business development and revenue-enhancing activities.  See “—Background of the Reorganization” and “—Reasons for the Reorganization” for a discussion of the nature of the information we will no longer be required to provide.

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Improved Earnings Per Share.  Basic and diluted earnings per share will increase from $0.00 per share on a historical basis to $47.20 per share on a pro forma basis for the year ended December 31, 2008 and from $0.11 per share on a historical basis to $614.80 per share on a pro forma basis for the nine months ended September 30, 2009.  The pro forma earnings per share have been calculated with regard to estimated transaction expenses or anticipated expense savings resulting from the Reorganization.

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Elimination of Liability under Section 18 of the Exchange Act.  Because Legacy will no longer be required to file any reports under the Exchange Act, it will no longer be subject to liability under Section 18 of the Exchange Act.  Generally, Section 18 provides that if Regan makes a false or misleading statement with respect to any material fact in any of its filings pursuant to the Exchange Act, in light of the circumstances at the time the statement was made, Regan will be liable to any person who purchases or sells a security at a price that is affected by the statement.

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Majority of shareholders will maintain a continuing interest.  Since a substantial majority of shares of Regan stock are owned by less than 300 shareholders, the holders of more than 92.5% of the outstanding shares of Regan Common Stock will be able to be equity holders in the successor enterprise.  As explained above, as a result of expected cost reduction, such enterprise will be more likely to succeed financially.

Negative Effects

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Effect on Market for Shares.  Regan Common Stock is not currently traded on an exchange or automated quotation system, and, to management’s knowledge, no shares of Regan Common Stock have traded or been redeemed since 2006.  Thus, Regan Common Stock is not liquid.  Following the Reorganization, the number of outstanding shares of Regan Common Stock available will decrease by approximately 99%, resulting in a further loss of liquidity.  Only approximately 5,000 shares of Legacy Common Stock will be outstanding after the Reorganization, which results in a limited third-party market for Legacy’s shares.  As a result, holders will lose liquidity in their current investment in the Company, which could decrease the market value of such security.

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Termination of Redemption Rights.  Holders of certain currently outstanding shares of Regan Common Stock have certain limited rights to require Regan to redeem their shares.  However, under California law, Regan is not currently permitted to make any cash distributions, thus preventing any redemptions.  After the Reorganization, the only outstanding stock will be Legacy Common Stock with respect to which there will be no redemption rights.

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Decrease in Book Value Per Common Equivalent Share.  Book value per common equivalent share, which includes the Legacy Common Stock, will decrease from ($0.17) on a historical basis to ($789.80) on a pro forma basis as of September 30, 2009.

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Termination of Stock Options.  All stock options or other rights to acquire shares of Regan Common Stock held by Regan shareholders prior to the effective time of the Reorganization, including any that are unvested, will be vested pursuant to the terms of the Reorganization Plan and if unexercised prior to the effective time of the Reorganization, will terminate.

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Financial Effects of the Reorganization.  We estimate that professional fees and other expenses related to the transaction will total approximately $435,000.  We estimate these expenses will be as follows:

SEC filing fees	$ 5,000
Legal fees	330,000
Accounting Fees	5,000
Financial Advisor Fees	45,000
Exchange Agent Fees	30,000
Proxy printing and mailing costs	20,000

Total	$ 435,000

We plan to pay these fees and expenses with working capital.  We do not expect that the payment of these expenses will have a material adverse effect on our capital adequacy, liquidity, results of operations or cash flow.

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Elimination of Protection under Section 16 of the Exchange Act.  Because neither Regan Common Stock nor Legacy Common Stock will be registered under the Exchange Act, beginning six months after the effectiveness of the Reorganization, Legacy will no longer be entitled under Section 16 of the Exchange Act to any “short-swing” profits realized by its directors, officers or 10% shareholders on purchases and sales of Legacy’s securities that occur within a six-month period.

Other Effects

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Conduct of Business after the Reorganization.  We expect our business and operations to continue as they are currently being conducted and, except as disclosed below and for the additional management and staff time that will be available for non-SEC-related activities, the transaction is not anticipated to have any effect upon the conduct of our business.

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Raising Additional Capital and Obtaining Financing After the Reorganization.  In light of the limited market for Regan Common Stock and the availability of capital from sources other than public markets, we believe the termination of our status as a company with stock registered under the Exchange Act will not have a significant impact on any future efforts to raise additional capital.  If we need to raise additional capital to support growth in the future, we have several financing alternatives that will not be affected by our deregistration, including raising additional equity through private offerings, issuing trust preferred securities or borrowing funds from a correspondent bank.

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Plans or Proposals.  Other than as described in this proxy statement, we do not have any current plans or proposals to effect any extraordinary corporate transaction such as a merger, reorganization or liquidation; to sell or transfer any material amount of our assets; to change our Board or management; to change materially our indebtedness or capitalization; or otherwise to effect any material change in our corporate structure or business.  As stated throughout this proxy statement, we believe there are significant advantages in effecting the Reorganization and becoming a non-reporting company.  Although management has neither the intention at present to enter into any of the transactions described above nor is involved with negotiations relating to any such transaction, there is always a possibility that we may enter into such an arrangement or transaction in the future, including, but not limited to, entering into a merger or acquisition transaction, making a public or private offering of our shares, or any other arrangement or transaction we may deem appropriate.  We will disclose the terms of such a transaction at the appropriate time upon advice of counsel.

Effects of the Reorganization on Shareholders Generally

The Reorganization will have the following effects on shareholders regardless of whether they are affiliated or unaffiliated shareholders.  The effects will vary depending on whether the shareholder receives cash or Legacy Common Stock and cash in lieu of any fractional shares.

The following sections describe the material effects that we expect to result from the Reorganization with respect to shares that are exchanged for cash or Legacy Common Stock and cash in lieu of any fractional shares. You may experience a combination of these effects if you receive both cash and Legacy Common Stock.  The effects described below assume that 1,800,000 shares are exchanged for cash and that 22,276,000 shares are exchanged for Legacy Common Stock.

Shares Exchanged for Cash.  As to shares of Regan Common Stock that are exchanged in the Reorganization for cash, shareholders will experience the following effects:

Positive Effects

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Shareholders will receive $0.10 in cash per share.

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Shareholders will be able to liquidate their ownership interests without incurring brokerage costs.

Negative Effects

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Shareholders who receive cash for all of their shares will no longer have any equity or voting interest in Legacy and will not participate in any future potential earnings or growth of Legacy or in any stockholder votes unless Legacy consummates a public offering or is acquired by a public company within two years of the Reorganization and shareholders exercise their rights under the Reorganization Plan to acquire fractional shares of Legacy.

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Shareholders who receive cash may be required to pay federal and, if applicable, state and local income taxes on cash received in the Reorganization to the extent a shareholder’s basis in shares of Regan Common Stock is less than $0.10 per share (the cash-out price), which is unlikely.  See “—Federal Income Tax Consequences of the Reorganization.”

Shares Exchanged for Legacy Common Stock.  As to blocks of 4,500 shares of Regan Common Stock that are exchanged in the Reorganization for Legacy Common Stock, shareholders will experience the following effects:

Positive Effects

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Basic and diluted earnings per share will increase from $0.00 per share on a historical basis to $47.20 per share on a pro forma basis for the year ended December 31, 2008 and will increase  from $0.11 per share on a historical basis to $614.80 per share on a pro forma basis for the nine months ended September 30, 2009.  The pro forma earnings per share have been calculated with regard to estimated transaction expenses or anticipated expense savings resulting from the Reorganization.

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Holders of Legacy Common Stock will continue to have the same participation and voting rights as holders of Regan Common Stock and will retain an equity interest in Legacy.

Negative Effects

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Legacy Common Stock will not be traded on an exchange or automated quotation system, and fewer shares will be available to its holders for trading after the Reorganization than were available with respect to Regan Common Stock.  This represents a reduction in liquidity for Legacy’s stockholders, which may have an adverse effect on the market value of the stock they hold.

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Holders of certain currently outstanding shares of Regan Common Stock have certain limited rights to require Regan to redeem their shares.  However, under California law, Regan is not currently permitted to make any cash distributions, thus preventing any redemptions.  After the Reorganization, the only outstanding stock with be Legacy Common Stock with respect to which there will be no redemption rights.

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Book value per common equivalent share, which includes the Legacy Common Stock, will decrease from ($0.17) on a historical basis to ($789.80) on a pro forma basis as of September 30, 2009.

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No holder of Legacy Common Stock may transfer shares of Legacy Common Stock without the consent of Legacy if, as a result of an attempted transfer, the party who would receive the shares would own of record fewer than the lesser of (a) 100 shares of Legacy Common Stock or (b) the total number of shares of Legacy Common Stock owned of record by the transferring stockholder prior to the proposed transfer.

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Although we do not believe the issuance of the Legacy Common Stock will be taxable to recipients, the Internal Revenue Service may not agree and could challenge our characterization.  See “—Federal Income Tax Consequences of the Reorganization” for more information.

Effects of the Reorganization on Affiliates

In addition to the effects the Reorganization will have on shareholders generally, which are described above, the Reorganization will have some additional positive and negative effects specifically on our executive officers and directors, each of whom may, as a result of his or her position, be deemed an affiliate of Regan and will, pursuant to the Reorganization Plan, be deemed an affiliate of Legacy.  As used in this proxy statement, the term “affiliated shareholder” means any shareholder who is a director or executive officer of Regan or the beneficial owner of 10% or more of Regan’s outstanding shares, and the term “unaffiliated shareholder” means any shareholder other than an affiliated shareholder.

Positive Effects

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No Further Reporting Obligations or Restrictions under Section 16 of the Exchange Act.  Beginning six months after the effective date of the Reorganization, the executive officers, directors and other affiliates, who will be the executive officers, directors and other affiliates of Legacy, will no longer be subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act.  After that time, Legacy’s affiliates may realize “short-swing” profits on purchases and sales of Legacy’s securities that occur within a six-month period.  Currently, under Section 16 of the Exchange Act, Regan would be entitled to receive any such short-swing profits from the affiliate.

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No Further Disclosure Obligations under the Exchange Act.  After the Reorganization, Legacy will no longer be subject to the periodic reporting requirements of the Exchange Act, and beginning six months after the effective date of the Reorganization, Legacy will not be subject to the short-swing profit reporting and recovery provisions of the Exchange Act.  As a result, information about Legacy’s affiliates’ compensation and stock ownership will no longer be publicly available.

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Consolidation of Management Ownership.  As a result of the Reorganization, we expect that the percentage of beneficial ownership of Legacy’s common stock held by Regan’s current directors and executive officers as a group will increase from approximately 51.0%, (not including stock options), before the Reorganization to approximately  55.0% after the Reorganization.  See “Information About the Company and Its Affiliates—Stock Ownership by Affiliates” for information about the number of shares of common stock held by our directors, executive officers and significant shareholders.

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Improved Earnings Per Share.  Because each of our affiliates will receive Legacy Common Stock in the Reorganization, his or her basic and diluted earnings per share will increase from $0.00 per share on a historical basis to $47.20 per share on a pro forma basis for year ended December 31, 2008 and from $0.11 per share on a historical basis to $614.80 on a pro forma basis for the nine months ended September 30, 2009.  The pro forma earnings per share have been calculated with regard to estimated transaction expenses or anticipated expense savings resulting from the Reorganization.

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Elimination of Liability under Section 18 of the Exchange Act.  Because Legacy will no longer be required to file any reports under the Exchange Act, its affiliates will no longer be subject to liability under Section 18 with respect to such reports.  Currently, if any of Regan’s affiliates make a statement in any of Regan’s filings under the Exchange Act that, in light of the circumstances at the time the statement is made, is false or misleading with respect to any material fact, the affiliate may be liable under Section 18 of the Exchange Act to any person that purchases or sells a security at a price that is affected by the statement.

Negative Effects

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Decreased Book Value per Share.  Because each of our affiliates will receive Legacy Common Stock in the Reorganization, his or her book value per common equivalent share, which includes the Legacy Common Stock, will decrease from ($0.17) on a historical basis to ($789.80) on a pro forma basis as of September 30, 2009.

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Public Trading Market Not Available.  Because Legacy Common Stock will not be registered under the Exchange Act after the Reorganization, executive officers and directors of Legacy will be deprived of the ability to dispose of their shares of Legacy Common Stock into a public trading market under Rule 144 of the Securities Act, which provides a “safe harbor” for resales of stock by affiliates of an issuer.  As a result, they will need to resell their shares in a private transaction, which could result in reduced liquidity for the recipient and a lower purchaser price for the shares.

The following table reflects our affiliates’ interests in Regan’s net book value and net earnings at September 30, 2009 and after the Reorganization, stated as both a percentage and a dollar amount and based in each case on his or her proportionate ownership of the then outstanding shares of Regan Common Stock (or Legacy Common Stock, as applicable).

Affiliates’ Interest in Book Value
Affiliates	Before Reorg %	Before Reorg $	After Reorg %	After Reorg $
Lynda Pitts	46.7%	$ (1,918,899)	49.9%	$ (1,972,131)
R. Preston Pitts	3.1%	$ (126,541)	3.7%	$ (146,903)
Ute Scott-Smith	1.2%	$ (51,213)	1.3%	$ (52,127)

Affiliates’ Interest in Net Earnings
Affiliates	Before Reorg %	Before Reorg $	After Reorg %	After Reorg $
Lynda Pitts	46.7%	$ 1,280,667	49.9%	$ 1,535,156
R. Preston Pitts	3.1%	$ 84,453	3.7%	$ 114,353
Ute Scott-Smith	1.2%	$ 34,179	1.3%	$ 40,577

Effects of the Reorganization on Unaffiliated Shareholders

In addition to the effects the Reorganization will have on shareholders generally, which are described above, the Reorganization will also have the following negative effects on our unaffiliated shareholders:

Reduction in Publicly Available Information.  Legacy will no longer be required to file public reports of its financial condition and other aspects of its business with the SEC after the Reorganization.  Specifically, Legacy will no longer be required to make public disclosures regarding executive compensation, corporate governance matters, or management stock ownership.  As a result, unaffiliated stockholders of Legacy will have less legally-mandated access to information about Legacy’s business and results of operations than they had prior to the Reorganization.  Regan’s affiliated shareholders, however, because of their positions as directors and/or executive officers of Legacy, will continue to have continuous access to all information regarding our financial condition and other aspects of our business.

Elimination of Protections under Section 18 of the Exchange Act.  Because Legacy will no longer be required to file any reports under the Exchange Act, Legacy’s unaffiliated stockholders will no longer be afforded the protections under Section 18 with respect to false or misleading statements in such reports.  Currently, if Regan or any of its affiliates makes a false or misleading statement with respect to any material fact in any of Regan’s filings under the Exchange Act, in light of the circumstances at the time the statement was made, Regan or the affiliate may be liable under Section 18 of the Exchange Act to any person who purchases or sells a security at a price that is affected by the statement.

Recommendation of the Board of Directors; Fairness of the Reorganization

The Board believes that the Reorganization is substantively and procedurally fair to Regan’s unaffiliated shareholders who will receive cash and to those who will receive Legacy Common Stock and cash in lieu of fractional shares.  The Board, including those directors who are not employees of Regan, has approved, and recommends that the shareholders approve, the Reorganization Plan.

Each director and executive officer is deemed a “filing person” in connection with this transaction.  As filing persons, they have each determined in their individual capacity that the Reorganization is substantively and procedurally fair to our unaffiliated shareholders in each of the constituencies described above.  No individual filing person, however, is making any recommendation to shareholders as to how to vote.  See “—Determination of Fairness by Regan Affiliates” for information regarding the filing persons’ fairness determination.

All of our directors and executive officers have indicated that they intend to vote their shares of Regan Common Stock (and any shares with respect to which they have or share voting power) in favor of the Reorganization Plan.  Our directors and executive officers beneficially own approximately 51.0% (not including stock options) of our outstanding common stock.  Although the Board as a whole recommends that the shareholders vote in favor of the Reorganization Plan for the reasons set forth in “—Reasons for the Reorganization,” no director or executive officer is making any recommendation to the shareholders in his or her individual capacity.

We considered a number of factors in determining to approve the Reorganization, including the effects described under “—Effects of the Reorganization on Regan,” “Effects of the Reorganization on Shareholders Generally,” “—Effects of the Reorganization on Affiliates” and “—Effects of the Reorganization on Unaffiliated Shareholders,” and the factors described under “Purpose of the Reorganization” and “—Reasons for the Reorganization.”  The Board also reviewed the tax and pro forma financial effects of the Reorganization on Regan and its shareholders and Legacy and its stockholders.  See “—Federal Income Tax Consequences of the Reorganization” and “Pro Forma Consolidated Financial Information.”

After the Reorganization, Regan Common Stock will not be registered under the Exchange Act.  The Board considered the views of management regarding the cost savings to be achieved by eliminating the reporting and disclosure requirements related to the registration of the common stock under the Exchange Act, including indirect savings resulting from reductions in the time and effort currently required of management to comply with the reporting and other requirements associated with continued registration of the common stock under the Exchange Act.  Similarly, the Board also considered the prospective decrease in the administrative expense we will incur in connection with soliciting proxies for routine special meetings of shareholders.  Management determined that the Reorganization would result in the cost savings described in “—Reasons for the Reorganization.”

Additionally, the Board considered the effect that terminating the registration of the common stock would have on the market for our common stock and the ability of holders of common stock to buy and sell shares.  However, the Board determined that, even as an SEC-registered company, Regan has not had an active, liquid trading market for its common stock and that its shareholders derive little relative benefit from its status as an SEC-registered company.  For example, even as an SEC-registered company, to management’s knowledge, no trades or redemptions of Regan Common Stock have occurred since 2006.  The Board determined that the cost savings and reduced management time to be achieved by terminating registration of the common stock under the Exchange Act outweighed any potential detriment from eliminating the registration.

We considered alternatives to the proposed deregistration transaction but ultimately approved the Reorganization proposal.  Please read the discussion under “—Alternatives Considered” for a description of these alternatives.

Substantive Fairness.  The Board considered numerous factors, discussed below, in reaching its conclusions that the Reorganization is substantively fair to our unaffiliated shareholders who will receive cash and to those who will receive Legacy Common Stock and cash in lieu of fractional shares.  In reaching these conclusions, the Board considered all of the factors as a whole and did not assign specific weights to particular factors:

Factors Affecting All Unaffiliated Shareholders

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Opinion of Independent Financial Advisor.  Taylor Consulting Group, Inc. (“Taylor Consulting”), as the independent financial advisor to the Board, has delivered its opinion that the $0.10 per share to be paid in cash and the Legacy Common Stock to be received in the Reorganization is fair to all of Regan’s shareholders, which includes those receiving cash and those receiving Legacy Common Stock and cash in lieu of any fractional shares  The Board reviewed and considered the financial analyses presented by Taylor Consulting to the Board in connection with the opinion.  These analyses were performed on a going concern basis before giving consideration to the going private transaction.  The Board in the April 27, 2009 meeting determined that valuing the Company on a going concern basis was appropriate as it represents management’s expectations as to the future financial performance of the Company.  The Board adopted Taylor Consulting’s conclusions and analyses as its own.  In the opinion of Taylor Consulting, and in the opinion of the Board, the $0.10 per share price to be paid to shareholders receiving cash represents “going concern value,” although it is not labeled as such, as it is derived from the expected operating results of Regan and the values of other financial institutions with similar characteristics that are going concerns, and does not take into account the effects of the Reorganization.  The Board considered the conclusions drawn in the fairness opinion as factors supporting its recommendation to approve the Reorganization Plan and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders who would receive cash for their shares.  Because the fairness opinion addressed the financial fairness of the Reorganization Plan to all shareholders as a group and the Reorganization Plan does not distinguish between affiliates and non-affiliates as to its effects, the Board also viewed the opinion as a factor supporting its conclusion as to fairness of the cash consideration to unaffiliated shareholders who will receive Legacy Common Stock under the Reorganization Plan.  A copy of the opinion is attached as Appendix D.  See “Opinion of Independent Financial Advisor” for additional information.

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Historical Market Prices of Regan Common Stock.  The price per share to be paid in the Reorganization represents a 100% premium over the last known trading price for Regan Common Stock prior to announcement of the Reorganization ($0.05).  Because Regan Common Stock is not currently traded on an exchange or automated quotation system, to management’s knowledge, no shares of Regan Common Stock have traded or been redeemed since 2006.  The average known trading price for 2006 was $0.05.  The Board viewed this premium as being substantively fair to each group of unaffiliated shareholders (those receiving cash and those receiving Legacy Common Stock and cash in lieu of any fractional shares) based on the involuntary nature of the transaction and information provided to the Board by Taylor Consulting regarding the fair value of Regan, as more fully described in “—Opinion of Independent Financial Advisor” below.  Our stock is not listed on an exchange, however, and there is not an organized trading market for Regan Common Stock.  As a result, the historical market prices of Regan Common Stock formed only a minimal factor supporting its recommendation to approve the Reorganization Plan and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders.

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Earnings.  The price per share that will be paid to shareholders receiving cash in the Reorganization reflects a multiple of over 10 times Regan’s earnings per share for the year ended December 31, 2008.  Though the earnings per share for the nine months ended September 30, 2009 of $0.11 is comparable to the price per share being offered, the Board viewed this in conjunction with past and future projections, coupled with its analysis as to the premium described above, as a factor supporting its decision to approve the Reorganization Plan and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders.

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Absence of Firm Offers.  The Board considered the absence of any firm offers for the acquisition of Regan, the fact that the Board has no plans to seek an acquisition of Regan in the foreseeable future and its opinion that firm offers are not likely to be forthcoming as factors tending to support its recommendation to approve the Reorganization and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders.

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Liquidation Value.  Liquidation value, although considered, did not result in an expected value to shareholders as no assets or liabilities had a market value different from that represented in the financial statements.  Hence, there is no liquidation value as assets would be used to pay Regan’s creditors and would leave no value for shareholders.  In light of these factors, and because the Reorganization consideration was greater than Regan’s book value, the Board concluded that the determination of a liquidation value was not material to the financial fairness of the transaction.  However, it is not possible to predict with certainty the future value of our assets or liabilities or the intrinsic value that those assets or liabilities may have to a specific buyer that has not been identified.  As a result, although we believe the possibility is remote, the liquidation of our assets and liabilities could conceivably produce a higher value than our value as a going concern.

Factors Affecting Shareholders Receiving Cash

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Book Value:  The price per share to be paid in the Reorganization reflects a multiple of 3.8 times Regan’s December 31, 2008 book value per share of ($0.28) and 2.7 times its September 30, 2009 book value per share of ($0.17).  Although book value was a factor, among others that the Board considered in determining the cash consideration to be paid to shareholders receiving cash in the Reorganization, the Board determined that it was not directly relevant because book value is a historical number that may not reflect the fair market values of our assets and liabilities.

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Liquidity Provided.  The Reorganization will provide liquidity, without brokerage costs, to shareholders who will receive cash for their shares.  We believe this provides a significant benefit to investors seeking a more liquid investment alternative, given the lack of an active, organized market for our stock.  The Board considered the opportunity to provide this liquidity as a factor supporting its recommendation to approve the Reorganization Plan and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders receiving cash in the Reorganization.

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Tax Consequences.  The Board considered that, except with respect to shareholders who have acquired their shares within the prior 12 months, the cash consideration offered in the Reorganization would be taxed, if at all, as a long-term capital gain for shareholders terminating their actual and constructive stock ownership in Regan.  Although the transaction may result in a taxable event to unaffiliated shareholders receiving cash in the Reorganization, the Board determined that if it did, this negative factor was mitigated somewhat by the positive factor that the cash to be received by these shareholders would likely receive tax-advantaged long-term capital gains treatment.

Factors Affecting Shareholders Receiving Legacy Common Stock.  In addition to the effects of the cash payment under the Reorganization Plan on shareholders who will receive Legacy Common Stock and cash in lieu of any fractional shares as described in “-Shareholders Receiving Cash-Opinion of Independant Financial Advisor,” “—Historical Market Prices of Our Common Stock, “—Earnings,” “—Absence of Firm Offers” and “—Liquidation Value” above, the following factors will affect shareholders receiving Legacy Common Stock and were considered in the Board’s determination as to the substantive fairness of the Reorganization.

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Equity Interest in the Company.  Shareholders receiving Legacy Common Stock will hold an equity interest in Legacy and will continue to have the opportunity to participate in any future growth and earnings, including any future sale or change in control.  The Board viewed this factor as supporting its determination of fairness to these groups of unaffiliated shareholders because fewer shareholders will be forced to involuntarily liquidate their equity interests than if the Board had selected to structure the Reorganization as a cash-out merger without the Legacy Common Stock.

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Earnings Per Share.  Basic and diluted earnings per share will increase from $0.00 per share on a historical basis to $47.20 per share on a pro forma basis for the year ended December 31, 2008 and will increase from $0.11 per share on a historical basis to $614.80 on a pro forma basis for the nine  months ended September 30, 2009.  The Board viewed the effect on diluted earnings per share as a factor, among others, that supported its conclusion of substantive fairness of the Reorganization to shareholders receiving Legacy Common Stock because holders of Legacy Common Stock will continue to share in the earnings of surviving corporation.

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Book Value Per Common Equivalent Share.  Book value per common equivalent share, which includes the Legacy Common Stock, will decrease approximately from ($0.28) on a historical basis to ($1,335.20) on a pro forma basis as of December 31, 2008 and from ($0.17) on a historical basis to ($789.80) on a pro forma basis as of September 30, 2009.  The decrease in book value per common equivalent share is due to the 4,500 to 1 exchange of 24,076,000 shares for a total of approximately 5,000 shares outstanding, offset in part by cost savings (net of taxes and interest) of $347,000 and $331,000 on a pro forma basis as of December 31, 2008 and September 30, 2009, respectively.  The Board viewed the decrease as nominal and believes the effect on book value is essentially neutral to shareholders receiving Legacy Common Stock.

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Odd-Lot Restrictions.  No holder of Legacy Common Stock may “transfer” shares of Legacy Common Stock without the consent of Legacy if, as a result of an attempted transfer, the party who would receive the shares would own of record fewer than the lesser of (i) 100 shares of Legacy Common Stock or (ii) the total number of shares of Legacy Common Stock owned of record by the transferring stockholder prior to the proposed transfer.  The Board viewed these restrictions as nominal in light of the certainty provided by such restrictions with respect to slowing the growth of the number of stockholders so as not to trigger SEC reporting obligations and believes the restrictions are essentially neutral to shareholders receiving Legacy Common Stock.

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Tax Consequences.  The Board noted that the Reorganization should not result in a taxable event for shareholders receiving Legacy Common Stock.  These tax consequences contributed to the Board’s recommendation and conclusion as to the substantive fairness of the Reorganization to unaffiliated shareholders who will receive Legacy Common Stock.  See “—Federal Income Tax Consequences of the Reorganization” for more information regarding the tax consequences of the Reorganization.

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Loss of Benefits of SEC Registration of our Stock.  After the Reorganization, neither Regan Common Stock nor Legacy Common Stock will be registered under the Exchange Act.  This will greatly reduce the amount of information that is publicly available about Legacy, including detailed analyses by management of financial results, current reports of significant corporate events, copies of material contracts involving Legacy, and information as to executive and director compensation and stock ownership.  It will also eliminate certain corporate governance safeguards resulting from the Sarbanes-Oxley Act, such as the requirement for an audited report on internal controls and disclosure requirements relating to the audit committee, code of ethics and director nominations process.  Additionally, beginning six months after the effective date of the Reorganization, Legacy’s executive officers, directors and other affiliates will no longer be subject to the provisions of Section 16 of the Exchange Act, which allow Legacy to recover profits realized by its insiders as a result of their trading in Legacy securities under certain circumstances.  The Board noted that while the loss of the benefits of SEC registration was, standing alone, a negative factor in its fairness determination, the fact that Legacy would continue to provide its audited financial statements to stockholders provided offsetting benefits.

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Equal Participation and Voting Rights.  Holders of Legacy Common Stock will continue to have the same rights to vote and participate in dividends as they did as holders of Regan Common Stock.

The Board concluded that the overall terms of Legacy Common Stock were fair to the shareholders receiving this stock because the Legacy Common Stock includes equal voting and participation rights with respect to Regan Common Stock and stockholders of Legacy will continue to have an opportunity to participate in any future growth and earnings of the surviving corporation.

The foregoing discussion of the information and factors considered and given weight by the Board in connection with the fairness of the Reorganization is not intended to be exhaustive but is believed to include all material factors considered by the Board.  The Board did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching its position as to the fairness of the transaction.  The Board believes that these factors provide a reasonable basis for its position that the transaction is fair to Regan’s unaffiliated shareholders.

Fairness.  The Board, including those who are not employees of Regan, has unanimously approved the Reorganization and the Reorganization Plan and is seeking shareholder approval of the Reorganization Plan.  Our affiliates, which include Lynda L. Pitts and R. Preston Pitts, participated in the Board discussions regarding pursuing a transaction designed to allow Regan to deregister its common stock.  Each of our affiliates potentially has a conflict of interest with respect to the Reorganization because he or she is in a position to structure the Reorganization in a way that benefits his or her interests differently from the interests of the unaffiliated shareholders.  As described under “—Effects of Reorganization on Affiliates” on page [●], the Reorganization will have various positive effects on our affiliates that it will not have on unaffiliated shareholders.  In particular, we anticipate that shares of Regan Common Stock held by our affiliates will be exchanged for both cash and Legacy Common Stock in the Reorganization.  Because there will be fewer outstanding shares of Legacy Common Stock after the Reorganization than there were shares of Regan Common Stock prior to the Reorganization, the affiliates will own a larger percentage of the common stock of the surviving corporation than they held in Regan.

The affirmative vote of a majority of the votes eligible to be cast will be required to approve the Reorganization Plan.  Approval by a majority of unaffiliated shareholders is not required.  The Board considered such a provision unnecessary in light of the facts that the provisions of the Reorganization apply regardless of whether a shareholder is an affiliate, and shareholders will receive either cash or Legacy Common Stock and cash in lieu of any fractional shares based on the number of shares owned and regardless of whether they are affiliated or unaffiliated shareholders.  In addition, directors Lynda L. Pitts, R. Preston Pitts, and Ute Scott-Smith will each receive Legacy Common Stock for at least some of his or her Regan Common Stock in the Reorganization.  The Board also determined that the other safeguards regarding the fairness of the transaction as described in the following two paragraphs supported its decision not to require separate approval of the Reorganization by the unaffiliated shareholders.

The Board also noted that shareholders who wish to increase their record holdings in order to avoid the exchange of their Regan Common Stock for cash may do so by consolidating their shares under a single holder of record, purchasing shares of Regan Common Stock from other shareholders prior to the effective time of the Reorganization or placing them in “street name” with a broker holding more than 4,500 shares.  Conversely, shareholders who wish to receive cash but hold more than the applicable threshold number of shares of Regan Common Stock may subdivide or sell their Regan Common Stock before the Reorganization is effected.  In either case, shareholders may have difficulty finding buyers or sellers of Regan Common Stock because the market for our stock is inactive and Regan Common Stock is not traded or listed on an exchange or quotation system.  Regan’s shareholder list is available for inspection by shareholders in accordance with state law, as described more fully below, and shareholders wishing to buy or sell shares in order to obtain cash or Legacy Common Stock and cash in lieu of any fractional shares may review the list or contact our Chairman of the Board or Chief Financial Officer to authorize them to provide their names to potential counterparties requesting such information.

In addition, shareholders will be entitled to dissenters’ rights under California law.  This further supports the fairness to all shareholders, as it provides an alternative process by which dissenting shareholders may obtain the fair value of their shares in cash.  However, due to the numerous procedural steps required in order to exercise dissenters’ rights under California law, a dissenting shareholder may not receive cash for his or her shares for several months following such shareholder’s proper notice of intent to demand payment, particularly if the process leads to an appraisal proceeding.  And to the extent the long-arm provision of California Corporations Code § 2115 is held to apply to Legacy, California Corporations Code § 500, which imposes certain limitations on distributions to stockholders, would prevent Legacy from making payments to holders exercising dissenters’ rights until the requirements of § 500 are satisfied.  See “Dissenters’ Rights” and Appendix B.

No unaffiliated representative acting solely on behalf of unaffiliated shareholders for the purpose of negotiating the terms of the Reorganization or preparing a report covering its fairness, except for the opinion of our independent financial advisor with respect to the price to be paid to shareholders receiving cash, or Legacy Common Stock and cash in lieu of fractional shares, in the Reorganization, was retained by Regan or by a majority of directors who are not employees of Regan.  The Board concluded that the retention of an unaffiliated shareholder representative was not necessary because both unaffiliated and affiliated shareholders may exercise dissenters’ rights under California law.  At present, three of our five directors beneficially own more than 4,500 shares of Regan Common Stock, and we anticipate that they will receive a combination of Legacy Common Stock and cash in lieu of fractional shares in the transaction.  After consideration of the factors described above, the Board believes that the Reorganization is fair notwithstanding the absence of an unaffiliated shareholder approval requirement or unaffiliated representative.  In addition, the Board did not consider it necessary to obtain legal counsel for unaffiliated shareholders.

After consideration of the factors described above, the Board has determined that the Reorganization is fair, notwithstanding the absence of an unaffiliated shareholder approval requirement, an unaffiliated shareholder representative and the provision of legal counsel at Regan’s expense, to Regan’s unaffiliated shareholders who will receive cash and those who will receive Legacy Common Stock and cash in lieu of any fractional shares in the Reorganization.  Additionally, the Board believes that the Reorganization is fair to each of these constituencies.  Finally, the Board has determined that the Reorganization is fair to affiliated shareholders for the same reasons specified as to unaffiliated shareholders, given that its terms do not distinguish between these groups.

Determination of Fairness by Legacy and Regan Affiliates

Legacy was organized for the sole purpose of facilitating the Reorganization.  Its only shareholders are Lynda L. Pitts and R. Preston Pitts.  Ms. Pitts is also is also Regan’s Chairman of the Board and Chief Executive Officer and Mr. Pitts is Regan’s President, Chief Operating Officer, Chief Financial Officer and Secretary, making them our affiliates.

These affiliates, in addition to Legacy, are deemed to be “filing persons” for purposes of this transaction.

For Legacy and each of our affiliates, its purpose and reasons for engaging in the Reorganization, alternatives considered and analyses regarding substantive terms and fairness of the Reorganization to unaffiliated shareholders receiving cash or Legacy Common Stock and cash in lieu of fractional shares in the Reorganization were the same as those of the Board, and Legacy and each of these affiliates adopted the analyses of the Board with respect to these issues.  Based on these factors and analyses, Regan and each of our affiliates have concluded that the Reorganization is fair to our unaffiliated shareholders who will receive cash or Legacy Common Stock and cash in lieu of any fractional shares.

Operations of Legacy Following the Reorganization

Following the Reorganization, Legacy will continue to conduct our existing operations in the same manner as now conducted.  The officers and directors of Regan immediately before the Reorganization will become the officers and directors of Legacy following the Reorganization.

Opinion of Independent Financial Advisor

Our Board requested that Taylor Consulting Group, Inc. (“Taylor Consulting”) provide fairness opinion services related to the Reorganization Plan.  Specifically, Taylor Consulting was asked to render its opinion to the Board and Regan’s shareholders as to the fairness of the Reorganization from a financial point of view.  The summary set forth below is qualified in its entirety by the complete fairness opinion attached as Appendix D.

The full text of the written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations of the review undertaken in rendering the opinion.  The opinion of Taylor Consulting was addressed to our Board of Directors and was given solely with respect to the Reorganization.  Taylor Consulting has consented to the discussion of its opinion and the use of its name in this Proxy Statement, and has agreed to the inclusion of a reproduction of its opinion as Appendix D to this Proxy Statement.

Taylor Consulting has not been requested to, and did not, (a) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Reorganization, the assets, businesses or operations of Regan, or any alternatives to the Reorganization, (b) negotiate the terms of the Reorganization (and, therefore, Taylor Consulting has assumed that such terms are the most beneficial terms, from Regans's perspective, that could, under the circumstances, be negotiated among the parties to the Reorganization) or (c) advise our Board of Directors or any other party with respect to alternatives to the Reorganization.  In addition, Taylor Consulting is not expressing any opinion as to the market price or value of our common stock after announcement of the Reorganization.

Taylor Consulting’s opinion (a) does not address the merits of the underlying business decision to enter into the Reorganization or the merits of any alternative transaction, including without limitation, a rights offering, the direct sale of registered or unregistered common stock, or a follow-on common stock offering, (b) is not a recommendation as to how our Board of Directors or any shareholder should vote or act with respect to any matters relating to the Reorganization, or whether to proceed with the Reorganization or any related transaction and (c) does not indicate that the consideration received is the best possible consideration attainable under any circumstances.  The type and amount of consideration payable in the Reorganization was determined by the Board, rather than by any financial advisor, and was approved by the Board.

In connection with preparing its opinion, Taylor Consulting made such reviews, studies and analyses as it deemed necessary and pertinent under the circumstances.  Taylor Consulting also took into account its assessment of general economic, market, and financial conditions; its experience and knowledge of Regan from previous valuations; as well as its experience in business valuations in general.  Among other things, Taylor Consulting has:

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Reviewed our filings with the SEC, including our annual reports and audited financial statements on Form 10-K for the fiscal years ended December 31, 2005 through 2008, and the quarterly report on Form 10-Q for the fiscal quarter ended March 31, June 30 and September 30, 2009;

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Reviewed certain internal financial statements and detailed supporting information , which we provided, for the fiscal years ended December 31, 2005 through 2008, and for the eleven months ended November 30, 2009, showing adjustments for discontinued operations;

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Reviewed various financial projections through fiscal year 2014 prepared and provided by our management;

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Reviewed certain internal financial information related to outstanding and exercised stock options as well as Regan’s equity capitalization (i.e., the capitalization table) , which we provided;

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Reviewed Regan’s Marketing Agreements with various insurance carriers;

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Reviewed Regan’s Shareholder Agreement;

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Reviewed drafts of the following documents prepared in connection with, or having relevance to, the Reorganization:

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The Agreement and Plan of Merger; and

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A legal memorandum describing the Reorganization.

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Conducted multiple discussions with Regan’s management where Taylor Consulting conducted interviews concerning operations, business strategy, financial performance, prospects for future product development, and our management’s views of the strategic rationale for the Reorganization;

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Compared Regan’s financial ratios with those of a portfolio of publicly-traded guideline companies operating within a similar line of business that Taylor Consulting considered potentially relevant;

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Compared Regan’s financial ratios with those indicated by a portfolio of guideline transactions of companies operating within a similar line of business that Taylor Consulting considered potentially relevant;

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Reviewed analyst reports, public filings, and other information to gain insight into the outlook of the industry and of the companies which operate within the industry;

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Assessed the general condition of the capital and securities markets;

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Considered Taylor Consulting’s previous reports titled Valuation of Series A and B Redeemable Common Stock and Non-Redeemable Common Stock of Regan Holding Corp. as of various dates beginning in 1993 through December 31, 2006; and

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Conducted other financial studies, analyses and investigations as Taylor Consulting deemed appropriate for the purposes of its opinion.

In performing its analyses and rendering its opinion with respect to the Reorganization, Taylor Consulting, with consent of our Board of Directors:

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Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including our management, and did not independently verify such information;

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Assumed that any estimates, forecasts, and projections provided to Taylor Consulting were reasonably prepared and based upon the best currently available information and good faith judgment of our management;

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Assumed that our management has not included in its financial projections the costs or benefits associated with the Reorganization;

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Assumed that information supplied to Taylor Consulting and representations made in the draft Agreement and Plan of Merger are complete and accurate in all respects;

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Assumed that the final versions of all documents reviewed by Taylor Consulting in draft form conform in all material respects to the drafts reviewed;

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Assumed that all of the conditions required to implement the Reorganization will be satisfied and that the Reorganization will be completed in accordance with the draft Agreement and Plan of Merger without any amendments thereto or any waivers of any terms or conditions thereof;

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Relied upon the fact that we and our Board of Directors have been advised by counsel as to all legal matters with respect to the Reorganization, including whether all procedures required by law to be taken in connection with the Reorganization have been duly, validly and timely taken; and

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Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Reorganization will be obtained without any adverse effect (including any delay, limitation, condition, or restriction) on us or the contemplated benefits expected to be derived from the Reorganization.

Taylor Consulting is not a legal, tax, accounting or regulatory advisor and has relied upon, without independent verification, the assessment of us and our legal, tax, accounting, and regulatory advisors with respect to such matters.  Taylor Consulting has made no assessment as to the impact or timing implications, if any, of any ongoing legal or regulatory investigations.

Although developments following the date of the Taylor Consulting opinion may affect the opinion, Taylor Consulting assumes no obligation to update, revise, or reaffirm its opinion.  The Taylor Consulting opinion is necessarily based upon market, economic, and other conditions that were in effect on, and information made available to Taylor Consulting as of, the date of the opinion.  You should understand that developments subsequent to December 1, 2009 may affect the conclusion expressed in the Taylor Consulting opinion, and that Taylor Consulting disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion.  The Taylor Consulting opinion is limited to the fairness as of December 1, 2009, from a financial point of view, to the Board and Regan’s shareholders as to the fairness of the Reorganization.

While this summary describes the analysis and factors that Taylor Consulting deemed material in its presentation to our Board of Directors, it is not a comprehensive description of all analyses and factors considered by Taylor Consulting.  The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances.  Therefore, a fairness opinion is not readily susceptible to partial analysis or a summary description.  In arriving at its opinion, Taylor Consulting did not attribute any particular weight to any analysis or factor considered by it, except as noted, but rather made qualitative judgments as to the significance and relevance of each analysis and factor.  Accordingly, Taylor Consulting believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, could create a misleading or incomplete view of the evaluation process underlying its opinion.  The conclusion reached by Taylor Consulting was based on all analyses and factors taken as a whole, and also on the application of Taylor Consulting's own experience and judgment.

Valuation Steps.

A summary of the financial analyses performed by Taylor Consulting group in determining its fairness conclusion as of December 1, 2009, is included below.  Taylor Consulting utilized the income approach (applied with the discounted cash flow methodology) and the market approach (applied with the comparable transaction methodology and the guideline company methodology).  Ultimately, Taylor Consulting reached its conclusion on the value determined based primarily through the discounted cash flow methodology.

Income Approach – Discounted Cash Flow Analysis.

Taylor Consulting projected future cash flows from operations based on the projections of future operating results through 2014 provided by our management.  Those cash flows recognized the requirements for working capital and the fixed capital investment needs of the business.  An expected weighted average cost of capital was calculated at 19.2%, based on the expected returns required by debt and equity investors in the business.  This weighted average cost of capital was utilized for all years in the analysis.

Taylor Consulting projected our free cash flow through 2014 relying on certain key assumptions regarding revenue growth and EBITDA margin.  Taylor Consulting estimated the present value of all cash flows after the projection period using a perpetuity formula, which incorporated a long-term expected annual growth rate based on these key assumptions.  As a result, Taylor Consulting's discounted cash flow analysis indicated an estimated enterprise value for Regan of $3.9 million to $4.8 million, or $0.16 to $0.20 per share based on total outstanding Redeemable Series A and B, and Series A common shares.  This value is before subtracting debt and before considering discontinued operations and other assets and liabilities.  Recognition of these items aggregates to a reduction in value of $3.0 million, or $0.12 per share, which indicates an estimated per share equity value for Regan of $0.04 to $0.08 based on total outstanding Redeemable Series A and B, and Series A common shares.

Market Approach – Comparable Transaction Analysis.

Several transactions that occurred within approximately six years prior to the valuation date involving companies that were initially deemed the most comparable to Regan were gathered from various sources.  Acquisitions included those by BNC Corp., Hilb, Rogal, and Hamilton Company, DCAP Group, Inc., AXA Financial, Inc., Metlife, Inc., Goldman Sachs Group, Inc., Hub International Ltd., Humana, Inc., and the Willis Group Holdings.  Though these transactions were for companies operating in a somewhat similar line of business as Regan, Taylor Consulting ultimately concluded that the companies included in the analysis were insufficiently comparable to Regan due to differences in size, diversity of sales channels, product offerings, corporate structure, and other factors.  Therefore, though Taylor Consulting considered the estimated enterprise value for Regan determined through the comparable transaction analysis, Taylor Consulting relied on the estimated enterprise value for Regan indicated primarily by the discounted cash flow analysis.

Market Approach – Guideline Company Analysis.

Taylor Consulting reviewed the financial performance and trading multiples of seven public companies in the life insurance industry.  The companies consisted of Allianz SE, American Equity Investment Life Holding Co., Aon Corporation, Arthur J Gallagher & Co., Brown & Brown Inc., FBL Financial Group Inc., and Willis Group Holdings Ltd.  Though these companies operate in a similar line of business as Regan, Taylor Consulting ultimately concluded that the companies included in the analysis were insufficiently comparable to Regan due to differences in size, diversity of sales channels, product offerings, corporate structure, and other factors.  Therefore, though Taylor Consulting considered the estimated enterprise value for Regan determined through the guideline company analysis, Taylor Consulting relied on the estimated enterprise value for Regan indicated primarily by the discounted cash flow analysis.

Summary of Overall Equity Value.

Relying on the indication of value determined through the discounted cash flow analysis described above, Taylor Consulting arrived at an estimated enterprise value for Regan of $3.9 million to $4.8 million, or $0.16 to $0.20 per share based on total outstanding Redeemable Series A and B, and Series A common shares.  After subtracting debt and considering discontinued operations and other assets and liabilities, Taylor Consulting arrived at an estimated aggregate equity value of $0.9 million to $1.8 million, or $0.04 to $0.08 per share based on total outstanding Redeemable Series A and B, and Series A common shares.  The enterprise value and aggregate equity value described above were determined on a going concern basis.

Based upon Taylor Consulting’s study and subject to the assumptions and limitations set forth in Appendix D and Taylor Consulting’s engagement letter dated June 4, 2009, it is Taylor Consulting’s opinion, as of December 1, 2009, that the terms in the Reorganization Plan are fair, from a financial perspective, to the shareholders of Regan, including both those shareholders who may have their shares redeemed for cash and those shareholders who may receive shares in Legacy.

Taylor Consulting’s Fairness Opinion.

Based upon these analyses, Taylor Consulting delivered a written opinion as of December 1, 2009 to the Board that shareholders receiving one share of Legacy Common Stock for each 4,500 shares of Regan Common Stock, and $0.10 for each remaining share of Regan Common Stock was fair, from a financial point of view, as of the date of the opinion to all Regan shareholders.

Taylor Consulting’ opinion does not address the underlying business decision to engage in the Reorganization.  Taylor Consulting is not expressing an opinion or recommendation as to how shareholders should vote with respect to the Reorganization Plan.

As noted above, the discussion in this section is merely a summary of the analyses and examinations that Taylor Consulting considered to be material to its opinion.  It is not a comprehensive description of all analyses and examinations actually conducted by Taylor Consulting.  The fact that any specific analysis has been referenced in the summary above is not meant to indicate that the analysis was given greater weight than any other analysis.  Accordingly, the ranges of valuations resulting from any particular analysis described above should not be taken to be Taylor Consulting’ view of the actual value of Regan.

In performing its analysis, Taylor Consulting made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Regan.  The analyses performed by Taylor Consulting are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those suggested by those analyses.  The analyses do not purport to be appraisals or to reflect the prices at which any securities have traded or may trade at any time in the future.  Accordingly, those analyses and estimates are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, and Taylor Consulting does not assume any responsibility if future results are materially different from those projected.

Regan engaged Taylor Consulting to provide a fairness opinion to the Board in connection with the proposed merger transaction on June 8, 2009 and agreed to pay to Taylor Consulting a fee of approximately $45,000 to $55,000, plus expenses, for such services.  Regan selected Taylor Consulting to provide such services based on Taylor Consulting's reputation, experience and familiarity with Regan's business and industry.  Taylor Consulting is a leading financial services consulting firm and is regularly engaged in business and equity interest valuations, mergers and acquisitions, fairness and compliance-related valuation work.  Regan previously engaged Taylor Consulting to provide valuations of the fair market value of Regan’s shares from 1994 to May of 2007.   Neither Regan nor any of its affiliates had a material relationship with Taylor Consulting during the past two years (other than the current engagement in connection with the Reorganization) and no compensation has been received by Taylor Consulting from Regan or any of its affiliates during that time period.

Financial Projections.

Regan's management does not as a matter of course make public projections as to future performance or earnings beyond the current fiscal year and is especially wary of making projections for extended periods due to the significant unpredictability of the underlying assumptions and estimates.  However, Regan's management prepared certain financial forecasts that were reviewed by the Board in connection with the Reorganization.  These forecasts also were provided to Taylor Consulting in connection with its financial analyses.  The inclusion of this information should not be regarded as an indication that any recipient of this information considered, or now considers, it to be necessarily predictive of actual results.

Assumptions.  The projections were prepared by Regan's management based on numerous assumptions, including, without limitation, the following:

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With respect to projected revenue for fiscal year 2010, Regan's management projected a 30% decline, due primarily to such management's expectations that insurance carriers would be more conservative in their investment strategies, which would lead to a reduction in net earned rates and less competitive products and the expectation that insurance carriers would be more concerned about capital availability, which limits their ability to accept new premium.  Regan's management also expected increased product competition, which would necessitate a reduction in margins to support distribution.

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With respect to projected revenue after fiscal year 2010, Regan's management expects revenue to begin increasing as Regan develops new carrier relationships and new products and expected improved economic conditions would enhance the competitiveness of Regan's products’ relative to other financial products.  Fiscal year 2011 revenue is expected by Regan management to grow about 17% and then growth is expected to stabilize to a range of 4% - 7% thereafter.

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With respect to expenses, a majority of Regan's expenses are fixed, i.e. rent, equipment leases, etc. and its primary variable costs are incentive programs for its distribution organizations.  These expenses have been reduced in relation to the decline in revenue.  Fixed expenses were projected to grow at either 3% or 5% depending on the nature of the expense.  No unusual strategic initiatives were forecasted that would dramatically affect the nature of Regan's expense structure.

The financial projections were not prepared with a view toward public disclosure or toward complying with generally accepted accounting principles ("GAAP"), the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information.  Neither Regan's independent registered public accounting firm, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.  Furthermore, the financial projections do not take into account any circumstances or events occurring after the date they were prepared.  Set forth below are the material portions of the financial projections considered by the Board and provided to Taylor Consulting in connection with the transaction.

Set forth below are financial projections prepared by Regan’s management for the years ending 2010 through 2014.

For the Years Ending December 31,
	2010	2011	2012	2013	2014
Revenue	$ 12,006,825	$ 14,072,472	$ 15,028,955	$ 15,774,379	$ 16,430,631
Operating expenses	$ 12,787,357	$ 13,258,380	$ 13,719,317	$ 14,169,801	$ 14,584,284
Net (loss) Income*	$ (899,967)	$ 634,801	$ 1,142,508	$ 1,491,754	$ 1,776,374

*  The projected Net Income in the table above is after taxes, interest expense and investment income and excludes non-recurring or one-time items.

Regan expects there will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the projections due to numerous risks and uncertainties, including but not limited to the important factors listed under "Item 1A. Risk Factors" in Regan's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2008 filed with the SEC and all projections and forward-looking statements are expressly qualified in their entirety by the risks and uncertainties identified in such annual report.  Since the projections cover multiple years, such information by its nature becomes subject to greater uncertainty with each successive year.  No one has made or makes any representation to any stockholder regarding the information included in these projections.  Shareholders are cautioned not to place undue reliance on the projections included in this proxy statement.

California Fairness Hearing.

Section 3(a)(10) of the Securities Act, provides an exemption from the registration requirements of the Securities Act for “any security which is issued in exchange for one or more bona fide outstanding securities . . . where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange have the right to appear . . . by any state or territorial banking or insurance commission or other governmental authority expressly authorized by law to grant such approval.”

Section 25142 of the California Corporate Securities Law of 1968 authorizes the Commissioner of Corporations of the State of California to (1) hold a hearing upon the fairness of the terms and conditions of the Reorganization and in particular the cash consideration to be paid and the Legacy Common Stock to be issued in the Reorganization in exchange for Regan Common Stock and (2) approve the terms and conditions of such issuance and exchange.  Approval by the California Commissioner of the fairness of the terms of the issuance of Legacy Common Stock means that the issuance of such shares will be exempt from registration under the Securities Act pursuant to the exemption provided by Section 3(a)(10) of the Securities Act.

On December 17, 2009 Legacy filed an application for qualification of securities of Legacy to be issued in connection with the Reorganization pursuant to Section 25121 of the California Securities Law with the California Department of Corporations.  In a letter dated January 14, 2010 the California Department of Corporations insisted that as a condition to approving the Reorganization, the California Department of Corporations required a buy-back provision to be added to the Reorganization Plan permitting any shareholder of Regan who does not receive a single share of Legacy in connection with the Reoganization to purchase a fractional share of Legacy equal to the share fraction such holder would otherwise have been entitled had fractional shares been issued in the Reoganization.  In response to the comment from the California Department of Corporations, on January 29, 2010 Regan and Legacy entered into the First Amendment thereby amending the Agreement and Plan of Merger to provide each holder of shares of Regan Common Stock receiving cash in lieu of fractional shares but not receiving any whole shares of Legacy Common Stock with a right to acquire a fraction of a share of Legacy Common Stock equal to the share fraction such holder would otherwise have been entitled had fractional shares been issued in the Reorganization, at a price per share equal to $450.00.  No rights shall be exercisable unless Legacy consummates a registered public offering under the Securities Act or Legacy is acquired by a public reporting company during the period ending on or before the two year anniversary of the Reorganization.  If neither a public offering nor an acquisition by a public company occurs prior to such two year anniversary, then all rights shall terminate in full.

After receiving the amended application evidencing satisfaction of the condition, the California Department of Corporations scheduled a hearing date for February 24, 2010 and a notice of the hearing was sent by first class mail in accordance with California law to each shareholder of Regan.  You will have the opportunity to appear and be heard at the fairness hearing in connection with the Reoganization which has been scheduled for February 24, 2010 at 10:00AM (Pacific Time) at the California Department of Corporations located at 71 Stevenson Street, Suite 2100, San Francisco, California 94105.  If issued, the effectiveness of the permit will be conditioned upon approval of the Reorganization Plan at the special meeting by Regan’s shareholders.

Federal Income Tax Consequences of the Reorganization

The following is a general summary of certain U.S. federal income tax considerations of the Reorganization limited solely to U.S. holders (as defined below) of Regan Common Stock who hold their stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment), and all references to “holders” or “shareholders” should be interpreted accordingly.  This summary is based on the Code, Treasury regulations issued under the Code, and administrative rulings and court decisions, all as in effect as of the date hereof and all of which are subject to change at any time, possibly with retroactive effect.  Any such change, which may or may not be retroactive, could alter the tax consequences described below and could adversely affect shareholders.

This summary does not discuss all of the U.S. federal income tax considerations that may be relevant to a particular U.S. holder in light of its particular circumstances or to U.S. holders subject to special treatment under the U.S. federal income tax laws, including, without limitation:  brokers or dealers in securities or foreign currencies; traders in securities that use a mark-to-market method of accounting for securities holdings; shareholders who are subject to alternative minimum tax; tax-exempt organizations; shareholders who are not U.S. holders (as defined below); expatriates; partnerships or pass-through entities (or investors thereof); shareholders that have a functional currency other than the U.S. dollar; banks, mutual funds, financial institutions or insurance companies; shareholders who acquired Regan Common Stock in connection with stock option or stock purchase plans or in other compensatory transactions; or shareholders who hold Regan Common Stock as part of an integrated investment, including a straddle, hedge or other risk reduction strategy, or as part of a conversion transaction or constructive sale.  This summary does not discuss any state, local, non-U.S. or other tax consequences.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Regan Common Stock that is for U.S. federal income tax purposes:

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a citizen or resident of the United States;

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a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state within the United States, or the District of Columbia;

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an estate that is subject to U.S. federal income tax on its income regardless of its source; or

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a trust that (i) is subject to the supervision of a court within the United States and the control of one or more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Regan Common Stock, the tax treatment of a partner will depend on the status of the partners and the activities of the partnership.  If a U.S. holder is a partner in a partnership holding Regan Common Stock, the U.S. holder should consult its tax advisors about the U.S. federal, state, local and non-U.S. tax consequences of the Reorganization.

The merger has been structured and is intended to qualify as a reorganization under Section 368(a) of the Code.  Regan has not sought an opinion of counsel that the merger will be treated as a reorganization within the meaning of Section 368(a) and does not intend to request a ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax consequences of the merger.  Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of those set forth below.  It is assumed for purposes of the remainder of this discussion that the merger will qualify as a reorganization within the meaning of the Code.

SHAREHOLDERS ARE STRONGLY URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REORGANIZATION, INCLUDING ANY FEDERAL, STATE, LOCAL OR NON-U.S. TAX CONSEQUENCES TO THEM OF THE REORGANIZATION IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES.

Exchange of Regan Common Stock Solely for Cash.

A holder of Regan Common Stock who receives only cash in the merger (or pursuant to the exercise dissenters’ rights) generally should recognize capital gain or loss in an amount equal to the difference between the cash received and the holder’s adjusted tax basis in the Regan Common Stock.  Tax gain or loss must be calculated separately for each identifiable block of Regan Common Stock exchanged in the merger.  This gain or loss will generally be long-term or short-term capital gain or loss, depending upon whether the holder of Regan Common Stock held the shares for more than one year at the effective time of the merger.  If, however, after the merger, the holder actually or constructively owns shares of Legacy Common Stock, the receipt of cash in the merger (or pursuant to the exercise of dissenters’ rights) could also be taxed as a dividend under the circumstances described below under “-- Possible Dividend Treatment of Cash Received.”

Exchange of Regan Common Stock for Legacy Common Stock and Cash In Lieu of Fractional Shares.

A holder of Regan Common Stock who receives Legacy Common Stock in the merger should not recognize taxable gain or loss on the exchange, except to the extent such holder receives a cash payment in lieu of fractional shares, as described below.  For U.S. federal income tax purposes, a holder’s adjusted tax basis in the Legacy Common Stock received (including fractional shares deemed received as described below) will equal the holder’s adjusted tax basis in the Regan Common Stock exchanged in the merger and the holding period of the Legacy Common Stock received (including fractional shares deemed received as described below) will include the time period that such holder held their shares exchanged in the merger.

Cash in Lieu of Fractional Shares.  Cash received by a holder of Regan Common Stock in lieu of fractional shares should be treated as if the holder received the fractional shares in the merger and then received the cash in a redemption of the fractional shares.  The holder generally should recognize gain or loss equal to the difference between the amount of the cash received in lieu of fractional shares and the portion of the holder’s adjusted tax basis in the Regan Common Stock that is allocable to the fractional shares.  Such gain or loss generally should be capital gain or loss and should be long-term capital gain or loss if the holding period for such shares of Regan Common Stock is more than one year at the effective time of the merger.  Shareholders who receive cash in lieu of fractional shares should consult their tax advisors regarding the character of any gain recognized in the merger.

Possible Dividend Treatment of Cash Received.

In determining whether a holder’s receipt of cash has the effect of a distribution of a dividend, the holder should generally be treated as if it first exchanged all of its Regan Common Stock for Legacy Common Stock and then Legacy immediately redeemed all or a portion of the Legacy Common Stock for the cash that the holder actually received pursuant to the merger agreement (or pursuant to the exercise of dissenters’ rights), which is referred to as the deemed redemption.  Generally, the gain recognized in the deemed redemption should be treated as a capital gain if the deemed redemption (1) “completely terminates” the shareholder’s interest in Legacy, (2) is “substantially disproportionate” with respect to the holder, or (3) is “not essentially equivalent to a dividend.”  In applying the above tests, a holder may, under the constructive ownership rules, be deemed to own stock that is owned by other persons or stock underlying a holder’s option to purchase such stock in addition to the stock actually owned by the holder.

In general, the receipt of cash in the merger will result in a “complete termination” of the shareholder’s interest as long as the shareholder does not actually or constructively own any Legacy Common Shares immediately after the merger.  The receipt of cash in the merger will in general be “substantially disproportionate” with respect to the shareholder if the percentage of shares of common stock owned by the shareholder immediately after the merger is less than 80% of the percentage of shares directly and constructively owned by the shareholder immediately before the merger (giving effect to the difference in number of outstanding shares due to the merger), and the shareholder does not own directly and constructively 50% or more of Legacy’s outstanding common stock after the Reorganization.  The receipt of cash in the merger should, in general, be “not essentially equivalent to a dividend” if the merger results in a “meaningful reduction” in the shareholder’s proportionate interest in Regan.  Gain recognized by certain minority shareholders (e.g., shareholders who would have owned less than 1% of the Legacy Common Stock if they had exchanged all of their Regan Common Stock for Legacy Common Stock) who exercise no control over Legacy’s corporate affairs, who receive solely cash in the merger (or pursuant to dissenters’ rights), generally should be characterized as capital gain under the “not essentially equivalent to a dividend” test described above.  Shareholders (including shareholders who may not meet the test described in the preceding sentence) should consult their tax advisors regarding the character of any gain recognized in the merger.

It is anticipated that most shareholders who receive solely cash in the merger (or pursuant to dissenters’ rights) should qualify for capital gain or loss treatment as a result of satisfying the “complete termination” requirements.  However, if direct or constructive ownership of shares by a shareholder prevents compliance with the “complete termination” requirements, such shareholder may nonetheless qualify for capital gain or loss treatment by satisfying either the “substantially disproportionate” or the “not essentially equivalent to a dividend” requirements.

BECAUSE OF THE HIGHLY COMPLEX AND FACT-SPECIFIC NATURE OF THESE RULES, EACH HOLDER OF REGAN COMMON STOCK IS STRONGLY URGED TO CONSULT ITS TAX ADVISOR AS TO THE APPLICATION OF THESE RULES TO THE PARTICULAR FACTS RELEVANT TO SUCH HOLDER, INCLUDING THE AMOUNT, IF ANY, OF SUCH HOLDER’S CONSTRUCTIVE STOCK OWNERSHIP.

Backup Withholding.

Backup withholding may apply with respect to the cash consideration received by a holder of Regan Common Stock in the merger unless the holder provides proof of an applicable exception or furnishes its taxpayer identification number on IRS Form W-9 (or applicable substitute) and otherwise complies with applicable requirements of the backup withholding rules.  A holder of Regan Common Stock who does not provide Legacy (or the exchange agent) with its correct taxpayer identification number may also be subject to penalties imposed by the IRS.

Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, provided that the holder furnishes certain required information to the IRS.

Reporting Requirements.

U.S. holders of Regan Common Stock receiving Legacy Common Stock in the merger will be required to attach to their U.S. federal income tax returns for the taxable year in which the merger occurs a statement, and maintain a permanent record, of certain facts relating to the exchange of stock in connection with the merger, including the holder’s adjusted tax basis in the Regan Common Stock transferred to Legacy, the fair market value of the Legacy Common Stock received and the amount of cash received by such holder, if any, pursuant to the merger.  U.S. holders should consult with their tax advisors with respect to the preceding information statement and record keeping requirements.

THE FOREGOING DISCUSSION OF U.S. FEDERAL INCOME TAX CONSEQUENCES IS NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL TAX CONSEQUENCES RELATING TO THE MERGER.  TAX MATTERS ARE VERY COMPLICATED AND THE TAX CONSEQUENCES OF THE MERGER TO YOU WILL DEPEND UPON THE FACTS OF YOUR PARTICULAR SITUATION.  BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, WE URGE YOU TO CONSULT WITH YOUR TAX ADVISOR REGARDING THE APPLICABILITY TO YOU OF THE RULES DISCUSSED ABOVE AND THE PARTICULAR TAX EFFECTS TO YOU OF THE MERGER, INCLUDING THE APPLICATION OF STATE, LOCAL AND NON-U.S. TAX LAWS.

DIFFERENCES BETWEEN THE RIGHTS OF REGAN SHAREHOLDERS AND

LEGACY STOCKHOLDERS

If the Reorganization is consummated, shares of Regan Common Stock will be automatically converted into shares of Legacy Common Stock.  We believe the description below summarizes the material differences between your rights as a Regan shareholder prior to the Reorganization and the rights you would have as a Legacy stockholder following the Reorganization, but it may not contain all of the information important to you.  The description is qualified in its entirety by reference to the full text of the current Amended and Restated Articles of Incorporation of Regan, which we refer to as the California articles, and the current Amended and Restated Bylaws of Regan, which we refer to as the California bylaws, and the Amended and Restated Certificate of Incorporation of Legacy, a copy of which is attached hereto as Appendix G, which we refer to as the Delaware certificate, and the Amended and Restated Bylaws of Legacy, a copy of which is attached hereto as Appendix H, which we refer to as the Delaware bylaws and the respective corporation laws of California and Delaware.  A copy of the California articles and California bylaws are on file with the SEC and are available from Regan upon request.  See “Where You Can Find More Information” beginning on page [●].

Your rights as a Regan shareholder prior to the Reorganization are governed by the California Corporations Code and the California articles and California bylaws.  If the Reorganization is consummated, your rights as a Legacy stockholder will be governed by the Delaware General Corporation Law and the Delaware certificate and the Delaware bylaws.  Approval by our shareholders of the principal terms of the Reorganization will automatically result in the adoption of all the provisions set forth in the Delaware certificate, with the exception of Article 12, which is subject to approval under Proposal 2, and Delaware bylaws upon consummation of the Reorganization.

The Charters and Bylaws of Regan and Legacy

There are significant similarities and differences between the proposed charter documents of Legacy (the Delaware certificate and the Delaware bylaws) and the current charter documents of Regan (the California articles and the California bylaws).  For example, both the Delaware certificate and the California articles authorize the issuance of shares of common stock.  Similarly, both the Delaware certificate and the California articles authorize the issuance of shares of undesignated preferred stock and provide that the board is entitled to determine the rights, preferences, privileges and restrictions of the authorized and unissued preferred stock at the time of issuance.

In general, it has been the Board’s intention to make minimal substantive changes in the rights of our shareholders in preparing the Delaware certificate.  Although permitted by law in both states, neither the Delaware certificate nor the California articles provide for a classified board of directors, which would divide the board into multiple classes, with each director serving for a multiple-year term and only a portion of the total number of directors being elected at each annual meeting.

In preparing the Delaware certificate and the Delaware bylaws, we have also included certain provisions that enable the stockholders of Legacy to have rights similar to those that they have automatically as shareholders of a California corporation, but that are not granted automatically under Delaware law.  In particular, under California law, holders of 10% of our shares have a statutory right to call special meetings of shareholders. The Delaware General Corporation Law, however, does not provide for this right automatically, but instead provides that the certificate of incorporation or bylaws of a corporation may confer upon stockholders the right to call a special meeting of stockholders.  Accordingly, the Delaware bylaws continue this right for holders of 10% of our shares explicitly.

Size of the Board of Directors

California law provides that the authorized number of directors of a corporation may be fixed in the corporation’s articles of incorporation or bylaws, or a range may be established for the authorized number of directors, with the board itself given authority to fix the exact authorized number of directors within such range.  The California bylaws specify a range of three to seven for the authorized number of directors and authorize the board to fix the exact authorized number of directors within the range.  Changes in the authorized number of directors on our board of directors outside these limits can be made only with the approval of holders of a majority of the outstanding voting stock of Regan.  In addition, under California law, the authorized number of directors cannot be reduced below five if a number of shares equal to or greater than 16 2/3% of the total outstanding shares are voted in opposition to such a reduction.  The authorized number of directors of Regan is currently set at five.

Delaware law provides that the authorized number of directors of a corporation, or the range of authorized directors, may be fixed by, or in the manner provided in, the corporation’s bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment to the certificate of incorporation, which generally requires approval by the board of directors and the stockholders.  The Delaware bylaws specify that the authorized number of directors shall be one or more and authorize the board to fix the exact authorized number of directors.  Changes in the authorized number of directors on the Legacy board can be made by a resolution of the Legacy board of directors or an amendment to the Delaware bylaws approved by holders of a majority of the outstanding voting stock of Legacy.

Cumulative Voting

Cumulative voting entitles a shareholder to cast, in any election of directors, a number of votes equal to the number of directors to be elected at the election multiplied by the number of shares registered in such shareholder’s name.  The shareholder may cast all of such votes for a single nominee or may distribute them among any two or more nominees.  Under California law, shareholders of a corporation have the right to cumulative voting, unless the corporation elects otherwise (and provided that the corporation has shares listed on the New York Stock Exchange or traded on the NASDAQ Stock Market).  Under Delaware law, cumulative voting in the election of directors is not permitted unless specifically provided for in the corporation’s certificate of incorporation.

Cumulative voting with respect to directors of Regan is provided under the California bylaws.  Similarly, the Delaware certificate provides for cumulative voting by Legacy’s stockholders with respect to directors of Legacy.

Stockholder Voting; Elections

On all matters submitted to a vote of shareholders of Regan, the shareholder is entitled to one vote for each share of capital stock held by such shareholder, unless otherwise restricted by the California articles or applicable law.  Except as where otherwise required in the California bylaws or by law, a majority of the shares represented and voting at a duly held meeting at which a quorum is present shall be the act of the shareholders.  Similarly, on all matters submitted to a vote of stockholders of Legacy, the stockholders will be entitled to one vote for each share of capital stock held by such stockholder.  All elections will be determined in accordance with the cumulative voting procedures described above, and except as otherwise required by law, the Delaware certificate or Delaware bylaws, all other matters will be determined by a majority of the votes cast.

Board of Directors Quorum and Vote Requirements

Under the California bylaws, the presence of one-third of the total authorized number of directors or two directors, whichever is greater, constitutes a quorum for the transaction of business.  Under the Delaware bylaws, the presence of a majority of the total number of members of the board of directors constitutes a quorum for the transaction of business, unless the board of directors consists of one or two directors, then the one or two directors, respectively, shall constitute a quorum.  Except as otherwise required by law, in the case of both Regan and Legacy, the vote of a majority of the directors present at any meeting at which a quorum is present constitutes the act of the board of directors.  Additionally, any action required or permitted to be taken at a meeting of the Regan board of directors or the Legacy board of directors, respectively, may be taken without a meeting if all members of the board of directors consent thereto in writing (or, in the case of Legacy, by electronic transmission), and that writing or those writings are filed with the minutes or proceedings of the board of directors.

Shareholder Meetings

The California bylaws and the Delaware bylaws contain similar requirements with respect to calling and conducting meetings of Regan’ shareholders and meetings of Legacy’s stockholders, respectively.  The annual meeting of the Regan shareholders may be held at any place within or outside the State of California and at any time designated by the board of directors.  Similarly, the annual meeting of the Legacy stockholders may be held at any place within or outside the State of Delaware and at a time designated by resolution of the board of directors.

Special meetings of the shareholders of Regan may be called at any time by the chairman of the board, the chief executive officer, the president, the board of directors or by one or more shareholders holding not less than 10% of the voting power of Regan.  Similarly, special meetings of the stockholders of Legacy may be called at any time by the chairperson of the board, the chief executive officer, the president, the board of directors or by one or more stockholders holding not less than 10% of the voting power of Legacy.

The presence in person or by proxy of the holders of record of a majority of shares entitled to vote at a meeting of the Regan shareholders or the Legacy stockholders constitutes a quorum for the transaction of business at the applicable meeting.

Action of Shareholders by Written Consent

Under the California bylaws, any action required or permitted to be taken at any annual or special meeting of the Regan shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided that notice of any such shareholder approval without a meeting by less than unanimous written consent shall be given as required by the California Corporations Code.

Under the Delaware General Corporation Law, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders of a corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  The Delaware certificate does not prohibit or restrict the right of stockholders to act by less than unanimous written consent, and the Delaware bylaws expressly provide for the taking of stockholder action by written consent in accordance with the Delaware General Corporation Law.

Filling Vacancies on the Board of Directors

Under California law, any vacancy on a corporation’s board, other than one created by removal of a director by the corporation’s shareholders, may be filled by the board itself.  Even if the number of directors still in office is less than a quorum, the vacancy may be filled by the affirmative vote of a majority of the directors present at a duly called and held meeting, by the unanimous written consent of the directors then in office or by a sole remaining director.  A vacancy created by removal of a director by the corporation’s shareholders may be filled by the board only if so authorized by the corporation’s articles of incorporation or by a bylaw provision approved by the corporation’s shareholders.

The California bylaws provide that, except for a vacancy created by the removal of a director, Regan’s board has the power to fill all vacancies on the board itself generally, and in the case of a vacancy created by the removal of a director, the California bylaws require the shareholders to fill such vacancy.

Under Delaware law, unless otherwise provided in the certificate of incorporation or bylaws:

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vacancies and newly created directorships may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director; and

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whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

Under Delaware law, if at any time a corporation shall have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary with like responsibility, may call a special meeting of stockholders in accordance with the certificate of incorporation or bylaws, or may apply to the Delaware Court of Chancery for a decree summarily ordering an election.  If, at the time of filling any vacancy or newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted prior to any such increase), the Court of Chancery may, upon application of any stockholder holding 10% of the outstanding voting stock entitled to vote in an election of directors, summarily order an election to be held to fill the vacancies or newly created directorships (or to replace directors chosen by the board to fill any such vacancies or newly created directorships).

The Delaware bylaws provide that any vacancy or newly created directorship may be filled by a person selected by a majority of the remaining directors then in office, even if less than a quorum, or by a plurality of the votes cast at a meeting of stockholders.

Monetary Liability of Directors

The California articles and bylaws and the Delaware certificate and bylaws provide for the elimination of personal monetary liability of the directors of Regan and Legacy, respectively, to the fullest extent permissible under the laws of the respective states.  However, due to differences between California and Delaware law, the provision eliminating monetary liability of directors set forth in the Delaware certificate may be more expansive than the corresponding provision in the California articles.  For a more detailed explanation of the foregoing, see “— Significant Differences between the Corporation Laws of California and Delaware — Limitation of Liability and Indemnification,” beginning on page [●] below.

Bylaw Amendments

Both the California bylaws and the Delaware bylaws provide that they may be amended either by the holders of a majority of the outstanding shares entitled to vote or by the affirmative vote of the board, except that under California law the board cannot unilaterally amend the provision of the California bylaws that governs the range of directors, as discussed under “— Significant Differences between the Corporation Laws of California and Delaware — Size of the Board of Directors” beginning on page [●] above.

Significant Differences between the Corporation Laws of California and Delaware

The following provides a summary of major substantive differences between the corporation laws of California and Delaware.  It is not an exhaustive description of all of the differences between the laws of the two states.  Accordingly, all statements herein are qualified in their entirety by reference to the California Corporations Code and the Delaware General Corporation Law, respectively.

Shareholder Voting in Acquisitions

California and Delaware laws are substantially similar in terms of when shareholder approval is required for a corporation to undertake various types of acquisition transactions.  Both California and Delaware law generally require that a majority of the shareholders of both the acquiring and target corporations approve a statutory merger. In addition, both California and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation selling its assets.

Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless provided otherwise in the corporation’s certificate of incorporation) if:

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The merger agreement does not amend the existing certificate of incorporation;

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Each share of stock of the surviving corporation outstanding immediately before the transaction is an identical outstanding share after the merger; and

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Either:

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no shares of common stock of the surviving corporation (and no shares, securities or obligations convertible into such stock) are to be issued in the merger; or

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the shares of common stock of the surviving corporation to be issued in the merger (including shares issuable upon conversion of any other shares, securities or obligations to be issued in the merger) do not exceed twenty percent (20%) of the shares of common stock of the surviving corporation outstanding immediately prior to the transaction.

California law contains a similar exception to its voting requirements for reorganizations, where shareholders or the corporation itself immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity.

Limitations on Certain Business Combinations

Delaware, like a number of states, has adopted special laws designed to make certain kinds of “unfriendly” corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult.

Under Section 203 of the Delaware General Corporation Law, a Delaware corporation subject to that statute is prohibited from engaging in a “business combination” with an “interested stockholder” for three years following the date that that person or entity becomes an interested stockholder.  With certain exceptions, an interested stockholder is a person or entity that owns, individually or with or through other persons or entities, fifteen percent (15%) or more of the corporation’s outstanding voting stock (including rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and also stock as to which the person has voting rights only).  The three-year moratorium imposed by Section 203 on business combinations does not apply if:

•

Prior to the time at which the interested stockholder becomes an interested stockholder, the board of directors of the corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder;

•

Upon consummation of the transaction that makes the person or entity an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation’s voting stock outstanding at the time the transaction commenced (excluding, for purposes of determining voting stock outstanding, shares owned by directors who are also officers of the corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

•

At or subsequent to the time at which the person or entity becomes an interested stockholder, the business combination is approved both by the board of directors and by the stockholders (acting at a meeting and not by written consent) by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder.

The restrictions on business combinations contained in Section 203 will not apply if, among other reasons, the corporation elects in its original certificate of incorporation not to be governed by that section or if the corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by Section 203 (and any such amendment so adopted shall be effective immediately in the case of a corporation that both has never had a class of voting stock that is listed on a national securities exchange or held of record by more than 2,000 stockholders).

California law does not have a section similar to Delaware Section 203, but it does have different provisions that may limit a corporation’s ability to engage in certain business combinations.  California law requires that, in a merger of a corporation with a shareholder (or its affiliate) who holds more than fifty percent (50%) but less than ninety percent (90%) of the corporation’s common stock, the other shareholders of the corporation must receive common stock in the transaction, unless all the corporation’s shareholders consent to the transaction.  This provision of California law may have the effect of making a “cash-out” merger by a majority shareholder (possibly as the second step in a two-step merger) more difficult to accomplish.  Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the shareholders are not treated equally.

California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or sale of assets is made by an interested party (generally a controlling or managing party of the corporation), the interested party must provide the other shareholders with an affirmative written opinion as to the fairness of the consideration to be paid to the shareholders.  This fairness opinion requirement does not apply to corporations that have fewer than the lesser of 100 shareholders of record or to a transaction that has been qualified under California state securities laws.  Furthermore, if a tender of shares or a vote is sought pursuant to an interested party’s proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party’s proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw their vote, consent or proxy, and to withdraw any tendered shares.  Delaware law has no comparable provision.

Removal of Directors

In general, under California law, any director, or the entire board of directors, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote.  In the case of a corporation with cumulative voting or whose board is classified, however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting rules.  In addition, shareholders holding at least ten percent (10%) of the outstanding shares of any class may bring suit to remove any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion.

Under Delaware law, any director, or the entire board of directors, of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.  In the case of a Delaware corporation whose board is classified, unless the certificate of incorporation provides otherwise, stockholders may effect such removal only for cause.  In addition, as in California, if a Delaware corporation has cumulative voting, and if less than the entire board is to be removed, a director may not be removed without cause by a majority of the outstanding shares if the votes cast against such removal would be sufficient to elect the director under cumulative voting rules.

The California articles and California bylaws do not provide for a classified board of directors but do provide for cumulative voting.  As a result, no individual director of Regan may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting rules.  Pursuant to the Delaware certificate and Delaware bylaws, Legacy will have neither a classified board nor cumulative voting, and the directors of Legacy following the Reorganization will be subject to removal with or without cause, with the approval of a majority of the outstanding shares entitled to vote at an election of directors.

Limitation of Liability and Indemnification

California and Delaware have similar laws respecting the liability of directors of a corporation and the indemnification by the corporation of its officers, directors, employees and other agents for damages they incur.  The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty of care.  Nonetheless, as discussed below, there are certain differences between the laws of the two states respecting indemnification and limitation of liability.  In general, however, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which the board believes, among other things, helps Delaware corporations in attracting and retaining outside directors.

The Delaware General Corporation Law was amended in 1986 in response to widespread concern about the ability of Delaware corporations to attract capable directors in light of then-current difficulties in obtaining and maintaining directors and officers insurance.  The legislative commentary to the law states that it is “intended to allow Delaware corporations to provide substitute protection, in various forms, to their directors and to limit director liability under certain circumstances.”

Elimination of Director Personal Liability for Monetary Damages

Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to include a provision in its certificate of incorporation which limits or eliminates the personal liability of a director for monetary damages arising from breaches of his or her fiduciary duties to the corporation or its stockholders, provided that no such provision may eliminate or limit director monetary liability for:

•

Breaches of the director’s duty of loyalty to the corporation or its stockholders;

•

Acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

•

The payment of unlawful dividends or unlawful stock repurchases or redemptions; or

•

Transactions in which the director received an improper personal benefit.

California law contains similar authorization for a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

•

intentional misconduct or knowing and culpable violation of law;

•

acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

•

receipt of an improper personal benefit;

•

acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders;

•

acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders;

•

transactions between the corporation and a director who has a material financial interest in such transaction; and

•

liability for improper distributions, loans or guarantees.

The current California articles eliminate the liability of directors to Regan for monetary damages to the fullest extent permissible under California law.  The Delaware certificate similarly eliminates the liability of directors to Legacy for monetary damages to the fullest extent permissible under Delaware law.  As a result, following the Reorganization, directors of Legacy cannot not be held liable for monetary damages even for gross negligence or lack of due care in carrying out their fiduciary duties as directors, so long as that gross negligence or lack of due care does not involve bad faith, a knowing violation of law, the payment of unlawful dividends or unlawful stock redemptions, a breach of their duty of loyalty, or their receipt of an improper personal benefit.

Indemnification

California law requires indemnification of expenses when the indemnified individual has defended successfully the action brought against that individual on the merits.  Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise.  Delaware law generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided the person seeking indemnification is determined to have acted in good faith and in a manner reasonably believed to be in best interests of the corporation (and such determination must be made, with respect to a person who is an officer or director at the time of such determination, by a majority vote of the disinterested directors, by a committee of such directors, by independent counsel or by the stockholders).  Unless otherwise determined by the court, however, no indemnification may be made in respect of any action or suit brought by or in the right of the corporation (e.g., a derivative action) in which such person is adjudged liable to the corporation.  Expenses incurred by an officer or director in defending an action may be paid in advance under Delaware law or California law, if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification, provided that, under Delaware law, the requirement to provide such an undertaking only applies to current officers and directors.  In addition, the laws of both states authorize a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

California law permits a California corporation to provide rights to indemnification beyond those provided under California law to the extent such additional indemnification is authorized in the corporation’s articles of incorporation.  Therefore, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law.  The California articles authorize indemnification beyond that expressly mandated by California law.  Delaware law does not require authorizing provisions in the certificate of incorporation.  Delaware law also provides that the indemnification and advancement of expenses provided by, or granted pursuant to, the Delaware General Corporation Law shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

Inspection of Shareholder Lists and Books and Records

Both California and Delaware law allow any shareholder to inspect a corporation’s shareholder list for a purpose reasonably related to the person’s interest as a shareholder.  California law provides, in addition, for an absolute right to inspect and copy the corporation’s shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation’s voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have contested the election of directors.  Delaware law also allows the shareholders to inspect the list of shareholders entitled to vote at a meeting within a ten-day period preceding a shareholders’ meeting for any purpose germane to the meeting.  Delaware law, however, contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

Under California law any shareholder may examine the accounting books and records and the minutes of the shareholders and the board and its committees, provided that the inspection is for a purpose reasonably related to the shareholder’s interests as a shareholder.  The Delaware statute may be slightly more favorable to shareholders in this respect, in that a stockholder with a proper purpose is not limited to inspecting accounting books and records and minutes, and may examine other records as well.  In addition, California law limits the right of inspection of shareholder lists to record shareholders, whereas Delaware has extended that right to beneficial owners of shares.

Appraisal Rights

Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, by which the shareholder may demand to receive cash in the amount determined to be the fair value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.  Under Delaware law, except as otherwise provided by the certificate of incorporation, appraisal rights are only available in connection with specified mergers or consolidations involving the corporation.

Under Delaware law, fair value is determined without reference to any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are generally not available:

•

with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation;

•

with respect to a merger or consolidation of a corporation whose shares are either listed on a national securities exchange or are held of record by more than 2,000 holders (provided that appraisal rights will nonetheless be available if the shareholders are required by the terms of the agreement of merger or consolidation to accept for such stock: (i) shares of the surviving or resulting corporation, (ii) shares of another corporation that is either listed on a national securities exchange or held of record by more than 2,000 holders, or (iii) cash in lieu of fractional shares or any combination thereof); or

•

to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Section 251(f) of the Delaware General Corporation Law.

The limitations on the availability of appraisal rights under California law are different from those under Delaware law.  Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of the shares to be received.  Appraisal rights are also not available if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities representing more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity.  On the other hand, California law generally affords appraisal rights in a sale of all or substantially all assets type of reorganization, while Delaware law does not.

In addition, there are procedural differences in exercising appraisal rights under California and Delaware law.  These differences include, but are not limited to the following:

•

Under the Delaware General Corporation Law, in order to exercise appraisal rights, a stockholder must deliver a written appraisal demand either prior to the taking of the vote on the merger (if the merger agreement is submitted to the stockholders at a meeting) or within 20 days following notice of the availability of appraisal rights (with respect to merger agreements adopted by written consent of stockholders and certain other mergers).  By comparison, under the California Corporations Code a stockholder who has not voted in favor of the cash-out merger is not required to deliver a written appraisal demand until 30 days after the date on which a notice of the approval of the cash-out merger is mailed to the stockholder; and

•

Under the Delaware General Corporation Law, a petition for an appraisal must be filed within 120 days after the effective date of the merger in order for stockholders who have demanded an appraisal to perfect their appraisal rights.  By comparison, under the California Corporations Code, if the parties do not agree on the status of shares as dissenting shares or their fair market value, the stockholder has until six months after the date on which notice of approval of the cash-out merger was mailed to the stockholder to file a complaint in the California Superior Court requesting a determination of these matters.

See “Dissenters’ Rights” beginning on page [●] of this proxy statement and Section 1300, et seq. of the California Corporations Code, which is attached to this proxy statement/prospectus as Appendix B.

Dissolution

Under California law, the holders of fifty percent (50%) or more of a corporation’s total voting power may authorize the corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation.  Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote on the matter.  Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares of the Delaware corporation’s stock entitled to vote.  In addition, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with such a board-initiated dissolution.  However, the Delaware certificate contains no such supermajority voting requirement.

Interested Director Transactions

Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors (or, in Delaware, directors or officers) has an interest are not void or voidable solely because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met.  With certain exceptions, the conditions are similar under California and Delaware law.  Under California law, (1) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be “just and reasonable” (in California), or (2) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved.  In the latter case, California law explicitly places the burden of proof on the interested director.  Under California law, to shift the burden of proof on the validity of the contract by shareholder approval, the interested director would not be entitled to vote his or her shares at a shareholder meeting with respect to any action regarding such contract or transaction.  To shift the burden of proof on the validity of the contract by board approval under California law, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum).  Under Delaware law, any such contract or transaction will not be void or voidable solely as a result of the director or officer’s interest if: (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors, and the board in “good faith” authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in “good faith” by vote of the shareholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors or the shareholders.

Under Delaware law, the party seeking to demonstrate that a contract or transaction involving an interested director or officer should not be void or voidable solely as a result of the interest must demonstrate compliance with one of the three safe-harbor provisions listed above.

Shareholder Derivative Suits

California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, if certain tests are met.  Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law.

California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond.  Delaware does not have a similar bonding requirement.

Dividends and Repurchases of Shares

Delaware law is more flexible than California law with respect to declaring and paying dividends and implementing share repurchase programs.  Delaware law permits a corporation to declare and pay dividends out of “surplus” (which is generally defined as the amount by which the fair value of the corporation’s net assets exceeds the sum of its liabilities and stated capital) or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, so long as the capital of the corporation following the payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.  In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares if the capital of the corporation would not be impaired following the transaction.

Under Section 500 of the California Corporations Code, a corporation may not make any distribution to its shareholders unless either:

•

the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or

•

immediately after giving effect to the distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to one and one fourth (1 1/4) times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation’s current assets would be at least equal to its current liabilities (or one and one fourth (1 1/4) times its current liabilities if the average pre-tax and pre- interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years).

Under the California Corporations Code, “a distribution to its shareholders” is defined as the transfer of cash or property by a corporation to its shareholders without consideration, whether by way of dividend or otherwise, except a dividend in shares of the corporation, or the purchase or redemption of its shares for cash or property, including the transfer, purchase, or redemption by a subsidiary of the corporation.  These tests are applied to California corporations on a consolidated basis.

The 550,000 shares of Regan’s Series B Common Stock currently outstanding and approximately 3,248,000 of the shares of Regan’s Series A Common Stock currently outstanding are redeemable at the option of the shareholders, subject to certain limitations under the contracts by which they were acquired, under the California articles and under Section 500 of the California Corporations Code as described above.  Because Regan has not been permitted under Section 500 to make distributions to its shareholders, no shares of Series A Common Stock or Series B Common Stock have been redeemed for several years.  All Regan Series A Common Stock and all Regan Series B Common Stock Common Stock, including any redemption rights, will be terminated and canceled following the Reorganization.

Application of the California General Corporation Law to Delaware Corporations

Under Section 2115 of the California Corporations Code, corporations not organized under California law but which have significant contacts with California may be subject to a number of provisions of the California Corporations Code.  However, an exemption from Section 2115 is provided for corporations whose shares are listed on a major national securities exchange.  Following the proposed Reorganization, the common stock of Legacy will not to be listed on a national securities exchange, and, accordingly, we currently expect that Legacy will not be exempt from Section 2115.

PRO FORMA EFFECT OF THE REORGANIZATION

The following selected pro forma financial data illustrates the pro forma effect of the Reorganization on Regan’s financial statements for the year ended December 31, 2008 and the nine months ended September 30, 2009.  Management has prepared this information based on its estimate that 1,800,000 shares of Regan Common Stock will be exchanged for an aggregate of $180,000 in cash and 22,276,000 shares of Regan Common Stock will be exchanged for 5,000 shares of Legacy Common Stock in the Reorganization, and that the cost savings will be $394,000 and $377,000 for the period ending December 31, 2008 and September 30, 2009, respectively.  Please see “Pro Forma Consolidated Financial Information” for the complete pro forma financial information relating to this transaction.

Selected Pro Forma Consolidated Financial Data (Unaudited)

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet as of September 30, 2009 (the “Pro Forma Balance Sheet”), and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2008 and the nine months ended September 30, 2009 (the “Pro Forma Statements of Operations”), show the pro forma effect of the Reorganization.  Pro forma adjustments to the Pro Forma Balance Sheet are computed as if the Reorganization occurred at September 30, 2009, while the pro forma adjustments to the Pro Forma Statements of Operations are computed as if the Reorganization were consummated on January 1, 2008 in the case of the Statement of Operations for the year ended December 31, 2008 and on January 1, 2009 in the case of the nine months ended September 30, 2009.  The following financial statements do not reflect any anticipated cost savings that may be realized by The Legacy Alliance, Inc. (“Legacy”) after consummation of the Reorganization.

The pro forma information does not purport to represent what Legacy’s results of operations actually would have been if the Reorganization had occurred on any of the dates indicated above.

Pro Forma Consolidated Financial Statements (Unaudited)

The following unaudited pro forma consolidated balance sheets as of September 30, 2009 and December 31, 2008 and the unaudited pro forma consolidated income statements for the year ended December 31, 2008, and the nine months ended September 30, 2009, give effect to the following:

•

We have assumed that the merger occurred as of September 30, 2009 and December 31, 2008, respectively, for the purposes of the consolidated balance sheets, and as of January 1, 2008 and January 1, 2009 with respect to the consolidated income statements for the year ended December 31, 2008, and the nine months ended September 30, 2009, respectively.

•

We have assumed that a total of approximately 1,800,000 common stock fractional shares are cashed out in the merger at a price of $0.10 per share for a total of $180,000.

•

We have assumed that all of the cash required to consummate the merger will be provided from a combination of a capital contribution of $10,000 and a loan of $170,000 at an annual simple interest rate of 6%.

•

We have adjusted for anticipated annual cost savings, estimated to be approximately $503,000 (this excludes the $207,000 in estimated annual time-savings). For the year ended December 31, 2008, $394,000 (adjusted for lower Sarbanes-Oxley Act expense) and $377,000 for the nine months ended September 30, 2009.  The applicable incremental federal income tax rate is based on an effective federal and state tax rate of 9.70% and 10.33% (after utilization of federal NOL carryforwards and related valuation allowance adjustments) for the year ended December 31, 2008 and nine months ended September 30, 2009, respectively. This is an estimate of the actual cost incurred in these periods for legal, accounting and other professional fees associated with the filing requirements under the Exchange Act. This adjustment is not a prediction of future results. No adjustment is made for employee overhead, indirect or incidental expenses.

REGAN HOLDING CORP. AND SUBSIDIARIES
Pro Forma Consolidated Balance Sheet As of September 30, 2009

		Pro Forma
		Adjustments	Pro Forma
	Historical	(Unaudited)	Combined
Assets
Cash and cash equivalents	$ 1,208,000	$ -	$ 1,208,000
Trading investments	3,032,000	-	3,032,000
Accounts receivable, net of allowance of $29,000	360,000	-	360,000
Notes receivable, net of allowance of $20,000	210,000	-	210,000
Prepaid expenses and deposits	144,000	-	144,000
Current assets from discontinued operations	225,000	-	225,000
Total current assets	5,179,000	-	5,179,000
Net fixed assets	556,000	-	556,000
Building lease deposit	1,000,000	-	1,000,000
Other assets	27,000	-	27,000
Total non-current assets	1,583,000	-	1,583,000
Total assets	$ 6,762,000	$ -	$ 6,762,000

Liabilities, redeemable common stock, and shareholders' deficit
Liabilities
Accounts payable and accrued liabilities	$ 3,174,000	$ (331,000)	$ 2,843,000
Current portion of deferred compensation payable	425,000	-	425,000
Current portion of capital lease liabilities	49,000	-	49,000
Short-term borrowings	378,000	170,000	548,000
Current liabilities from discontinued operations	361,000	-	361,000
Total current liabilities	4,387,000	(161,000)	4,226,000
Deferred compensation payable	4,523,000	-	4,523,000
Deferred gain on sale of building	1,676,000	-	1,676,000
Capital lease liabilities, less current portion	121,000	-	121,000
Other liabilities	165,000	-	165,000
Total non-current liabilities	6,485,000	-	6,485,000
Total liabilities	10,872,000	(161,000)	10,711,000

Equity
Common stock	9,818,000	(3,656,000)	6,162,000
Capital surplus	6,650,000	3,486,000	10,136,000
Accumulated deficit	(20,578,000)	331,000	(20,247,000)
Total shareholders' deficit	(4,110,000)	161,000	(3,949,000)
Total liabilities, redeemable common stock, and shareholders' deficit	$ 6,762,000	$ -	$ 6,762,000

REGAN HOLDING CORP. AND SUBSIDIARIES
Pro Forma Consolidated Balance Sheet As of December 31, 2008

		Pro Forma
		Adjustments	Pro Forma
	Historical	(Unaudited)	Combined
Assets
Cash and cash equivalents	$ 628,000	$ -	$ 628,000
Trading investments	641,000	-	641,000
Accounts receivable, net of allowance of $0	447,000	-	447,000
Notes receivable, net of allowance of $0	175,000	-	175,000
Prepaid expenses and deposits	146,000	-	146,000
Current assets from discontinued operations	322,000	-	322,000
Total current assets	2,359,000	-	2,359,000
Net fixed assets	1,655,000	-	1,655,000
Building lease deposit	1,000,000	-	1,000,000
Other assets	32,000	-	32,000
Total non-current assets	2,687,000	-	2,687,000
Total assets	$ 5,046,000	$ -	$ 5,046,000

Liabilities, redeemable common stock, and shareholders' deficit
Liabilities
Accounts payable and accrued liabilities	$ 3,808,000	$ (347,000)	$ 3,461,000
Current portion of deferred compensation payable	1,181,000	-	1,181,000
Current portion of capital lease liabilities	69,000	-	69,000
Short-term borrowings	230,000	170,000	400,000
Current liabilities from discontinued operations	398,000	-	398,000
Total current liabilities	5,686,000	(177,000)	5,509,000
Deferred compensation payable	4,133,000	-	4,133,000
Deferred gain on sale of building	1,882,000	-	1,882,000
Capital lease liabilities, less current portion	64,000	-	64,000
Other liabilities	134,000	-	134,000
Total non-current liabilities	6,213,000	-	6,213,000
Total liabilities	11,899,000	(177,000)	11,722,000

Equity
Common stock	9,818,000	(3,656,000)	6,162,000
Capital surplus	6,650,000	3,486,000	10,136,000
Accumulated deficit	(23,321,000)	347,000	(22,974,000)
Total shareholders' deficit	(6,853,000)	177,000	(6,676,000)
Total liabilities, redeemable common stock, and shareholders' deficit	$ 5,046,000	$ -	$ 5,046,000

REGAN HOLDING CORP. AND SUBSIDIARIES
Pro Forma Consolidated Statement of Operations For the Nine Months Ended September 30, 2009

		Pro Forma
		Adjustments	Pro Forma
Revenue	Historical	(Unaudited)	Combined
Marketing allowances and commission overrides	$ 12,560,000	$ -	$ 12,560,000
Trailing commissions	196,000	-	196,000
Other revenue	2,360,000	-	2,360,000
Total revenue	15,116,000	-	15,116,000

Expenses
Selling, general and administrative (1)	10,171,000	(377,000)	9,794,000
Depreciation and amortization	1,266,000	-	1,266,000
Other	434,000	-	434,000
Total expenses	11,871,000	-	11,494,000

Operating income (loss)	3,245,000	-	3,622,000

Other income
Investment income, net	26,000	-	26,000
Interest expense	(39,000)	(8,000)	(47,000)
Total other (expense) income, net	(13,000)	-	(21,000)

Income before income taxes	3,232,000	-	3,601,000
Provision for (benefit from) income taxes	341,000	38,000	379,000

Income (loss) from continuing operations	2,891,000	-	3,222,000

Discontinued operations
Loss from operation of discontinued
segments: Legacy Financial Services, Values
Financial Network, and prospectdigital	(168,000)	-	(168,000)
(Benefit from) provision for income taxes	(20,000)	-	(20,000)

Loss from discontinued operations	(148,000)	-	(148,000)

Net income (loss) available for common shareholders	$ 2,743,000	$ 331,000	$ 3,074,000
Basic and diluted net income per share:
Income from continuing operations	$ 0.12		$ 644.40
Net income available for common shareholders	$ 0.11		$ 614.80
Weighted average shares outstanding used to compute
basic and diluted net income per share amounts	24,076,000	(24,071,000)	5,000

(1)

Assumes cost savings of $377,000 ($136,000 audit and accounting fees; $53,000 legal fees; $138,000 in internal compliance costs); $20,000 in SEC filings and shareholder costs; $24,000 Board of Director costs; and $6,000 in other costs. Tax provision adjustment is based on an effective federal and state tax rate of 10.33% (after utilization of federal NOL carryforwards and valuation allowance adjustments).

REGAN HOLDING CORP. AND SUBSIDIARIES
Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 2008

		Pro Forma
		Adjustments	Pro Forma
Revenue	Historical	(Unaudited)	Combined
Marketing allowances and commission overrides	$ 7,676,000	$ -	$ 7,676,000
Trailing commissions	1,378,000	-	1,378,000
Sale of Legacy TM, LP Class B interest	6,500,000	-	6,500,000
Other revenue	3,586,000	-	3,586,000
Total revenue	19,140,000	-	19,140,000

Expenses
Selling, general and administrative (1)	13,543,000	(394,000)	13,149,000
Depreciation and amortization	3,852,000	-	3,852,000
Internal use software impairment loss	152,000	-	152,000
Other	789,000	-	789,000
Total expenses	18,336,000	-	17,942,000

Operating income (loss)	804,000		1,198,000

Other income
Investment income, net	377,000	-	377,000
Interest expense	(480,000)	(10,000)	(490,000)
Total other (expense) income, net	(103,000)	-	(113,000)

Income before income taxes	701,000	-	1,085,000
Provision for (benefit from) income taxes	213,000	37,000	250,000

Income (loss) from continuing operations	488,000		835,000

Discontinued operations
Loss from operation of discontinued
segments: Legacy Financial Services, Values
Financial Network, and prospectdigital	(695,000)	-	(695,000)
(Benefit from) provision for income taxes	(97,000)	-	(97,000)

Loss from discontinued operations	(598,000)		(598,000)

Net income (loss) available for common shareholders	$ (110,000)	$ 347,000	$ 237,000

Basic and diluted net income per share:
Income from continuing operations	$ 0.02		$ 167.00
Net income available for common shareholders	$ (0.00)		$ 47.40
Weighted average shares outstanding used to compute
basic and diluted net income per share amounts	24,076,000	(24,071,000)	5,000

(1)

Assumes cost savings of $394,000 ($182,000 audit and accounting fees; $70,000 legal fees; $75,000 in internal compliance costs); $27,000 in SEC filings and Shareholder costs; $32,000 in Board of Director costs; and $8,000 in other costs. Tax provision adjustment is based on an effective federal and state tax rate of 9.70% (after utilization of federal NOL carryforwards and related valuation allowance adjustments).

REGAN HOLDING CORP. AND SUBSIDIARIES
Consolidated Pro Forma Earnings to Fixed Charges
(Unaudited)
Pro Forma
			Pro Forma	Nine	Nine	Nine
	Year Ended	Year Ended	Year Ended	Months Ended	Months Ended	Months Ended
	12/31/2008	12/31/2007	12/31/2008	9/30/2009	9/30/2008	9/30/2009
Add
Pretax income	$ 6,000	$ (9,045,000)	$ 389,000	$ 3,064,000	$ 2,058,000	$ 2,296,000
Fixed charges	480,000	750,000	490,000	39,000	457,000	47,000
Interest expensed and capitalized
Amortization of capitalized interest
Distributed income of equity
investees
Share of per-tax losses of equity
investees for which charges
arising from guarantees are
included in fixed charges
Less
Interest capitalized
Preference security dividend
requirements
Minority interest in pretax income of subsidiaries that
have not incurred fixed
charges
Total Earnings	$ 486,000	$ (8,295,000)	$ 879,000	$ 3,103,000	$ 2,515,000	$ 2,343,000

Fixed Charges
Interest expensed and capitalized	$ 480,000	$ 750,000	$ 490,000	$ 39,000	$ 457,000	$ 47,000
Amortized premiums, discounts,
and capitalized expenses
Interest within rental expense
Preference security dividend
requirements of consolidated
subsidiaries
Total Fixed Charges	$ 480,000	$ 750,000	$ 490,000	$ 39,000	$ 457,000	$ 47,000

Ratio of earnings to fixed charges	101%	-1106%	179%	7956%	550%	4985%

REGAN HOLDING CORP. AND SUBSIDIARIES
Pro Forma Book Value Per Share
As of September 30, 2009

	Historical	Pro Forma Adjustments (Unaudited)	Pro Forma Combined

Equity
Common stock	$ 9,818,000	$ (3,656,000)	$ 6,162,000
Capital surplus	6,650,000	3,486,000	10,136,000
Accumulated deficit	(20,578,000)	331,000	(20,247,000)
Total equity	$ (4,110,000)	$ 161,000	$ (3,949,000)

Outstanding shares as of September 30, 2009	24,076,000	(24,071,000)	5,000
Book value per share as of September 30, 2009	($0.17)		($789.80)

PROPOSAL 1: Reorganization Plan

Structure.  The Reorganization Plan provides for the merger of Regan with and into Legacy, with Legacy surviving the merger.  Legacy is a Delaware corporation newly-formed solely to effect the Reorganization.  In the Reorganization, record shareholders owning less than 4,500 shares of Regan Common Stock will receive $0.10 in cash in exchange for each share of Regan Common Stock that he or she owns, and any shareholder who is the record holder of 4,500 or more shares of Regan Common Stock will receive one share of Legacy Common Stock for each block of 4,500 shares of Regan Common Stock that he or she owns and $0.10 in cash per share of remaining Regan Common Stock in lieu of any fractional shares.  Record ownership in each case will be measured as of the effective date of the Reorganization.

Each holder of shares of Regan Common Stock receiving cash in lieu of fractional shares but not receiving any whole shares of Legacy Common Stock shall receive a right to acquire a fraction of a share of Legacy Common Stock equal to the share fraction such holder would otherwise have been entitled had fractional shares been issued in the Reorganization, at a price per share equal to $450.00.  No rights shall be exercisable unless Legacy consummates a registered public offering under the Securities Act or Legacy is acquired by a public reporting company during the period ending on or before the two year anniversary of the Reorganization.  If neither a public offering nor an acquisition by a public company occurs prior to such two year anniversary, then all rights shall terminate in full.

Because the purpose of Reorganization is to reduce the number of shareholders of record of our common stock below 300, the Reorganization Plan permits our Board to increase the 4,500 share thresholds prior to the date of the special shareholders’ meeting to the extent necessary to ensure that the number of record shareholders of our common stock will be less than 300 upon effectiveness of the Reorganization.  If such action is necessary, we will notify our shareholders through a supplement to this Proxy Statement and will postpone the special shareholders’ meeting to the extent necessary to allow shareholders to consider such action and change their votes if they so desire.

Determination of Shares “Held of Record.”  Shareholders owning less than 4,500 shares of Regan Common Stock will receive $0.10 in cash in exchange for each share of Regan Common Stock that he or she owns, and any shareholder who is the record holder of 4,500 or more shares of Regan Common Stock will receive one share of Legacy Common Stock for each block of 4,500 shares of Regan Common Stock that he or she owns and $0.10 in cash per share of remaining Regan Common Stock in lieu of any fractional shares.  Because SEC rules require that we count “record holders” for purposes of determining our reporting obligations, the Reorganization proposal is based on the number of shares held of record without regard to the ultimate control of the shares.

A shareholder “of record” is the shareholder whose name is listed on the front of the stock certificate, regardless of who ultimately has the power to vote or sell the shares.  For example, if a shareholder holds four separate certificates (individually, as a joint tenant with someone else, as trustee, and in an IRA), those certificates represent shares held by four different record holders, even if a single shareholder controls the voting or disposition of those shares.  Similarly, shares held by a broker in “street name” on a shareholder’s behalf are held of record by the broker.

As a result, a single shareholder with 4,500 or more shares of Regan Common Stock held in various accounts would receive cash for his or her shares in the Reorganization if each of those accounts individually holds fewer than 4,500 shares.  To avoid this, the shareholder may either consolidate his or her record ownership into a single form of ownership representing more than 4,500 shares, in order to avoid receiving only cash for his or her shares, or acquire additional shares in the market prior to the effective date of the Reorganization.

Shares Held in Street Name.  It is important that our shareholders understand how shares that are held by them in “street name” will be treated.  Shareholders who have transferred their shares of Regan Common Stock into a brokerage or custodial account are no longer shown on our shareholder records as the record holder of these shares.  Instead, the brokerage firm or custodian will typically hold all shares of Regan Common Stock that its clients have deposited with it in a single nominee name — this is what is meant by “street name.”  If that single nominee is the record shareholder for one or more accounts representing collectively more than 4,500 shares of Regan Common Stock, then all of the stock registered in the nominee’s name will be exchanged for Legacy Common Stock and cash in lieu of any fractional shares.  Because the Reorganization only affects record shareholders, it does not matter whether any of the underlying beneficial owners with a given broker owns fewer than the applicable threshold number of shares.

In any case, any cash and/or shares of Legacy Common Stock that a beneficial owner is entitled to receive will be calculated by the broker that holds the shares of record based on that beneficial owner’s individual stock ownership and distributed to the beneficial owner after the broker receives such cash or shares.  Therefore, if that broker is the record shareholder for one or more accounts representing collectively 4,500 or more shares of Regan Common Stock, then each block of 4,500 shares of Regan Common Stock registered in the broker’s name will be exchanged for Legacy Common Stock and $0.10 cash per share will be exchanged for any remaining shares.  Because the Reorganization only affects record shareholders, it does not matter whether any of the underlying beneficial owners with a given broker owns fewer than the applicable threshold number of shares.

If you hold your shares in “street name,” you should talk to your broker, nominee or agent to determine how they expect the Reorganization to affect you.  Because other “street name” holders who hold through your broker, agent or nominee may adjust their holdings prior to the effective time of the Reorganization, you may have no way of knowing whether you will be cashed out or will receive Legacy Common Stock in the transaction until it is completed.  However, because we think it is unlikely that many brokerage firms or other nominees will hold 4,500 or more shares in their “street name” accounts, we think it is unlikely that “street name” holders will receive Legacy Common Stock.

Legal Effectiveness.  The merger becomes effective when the parties execute and file a certificate of merger with the Delaware Secretary of State, or at a later time if agreed to by the parties (the “Effective Time”).

At the Effective Time, in addition to the effects set forth in applicable state laws:

•

all the property, rights, privileges, powers and franchises of Regan and Legacy shall vest in Legacy as the surviving corporation, and all debts liabilities and duties of Regan and Legacy shall become the debts, liabilities and duties of Legacy as the surviving corporation;

•

Legacy’s Amended and Restated Certificate of Incorporation in effect immediately prior to the Effective Time will become the Certificate of Incorporation of Legacy as the surviving corporation;

•

Legacy’s Amended and Restated Bylaws as in effect immediately prior to the Effective Time will become the Bylaws of Legacy as the surviving corporation;

•

the directors of Regan immediately prior to the Effective Time will become the directors of Legacy as the surviving corporation;

•

the officers of Regan immediately prior to the Effective Time will become the officers of Legacy as the surviving corporation;

•

 each share of Regan Common Stock issued and held in Regan’s treasury immediately prior to the Effective Time, and each share of Regan Common Stock that is owned by Legacy will automatically be canceled and retired;

•

each share of Regan Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be cancelled according to the first bullet point above or any dissenting shares—see below) will be converted into 0.0002 shares of Legacy Common Stock (i.e., each 4,500 shares of Regan Common Stock will be converted into one share of Legacy Common Stock); and

•

all stock options or other rights to acquire shares of Regan Common Stock will terminate.

Exchange of Stock Certificates.  Promptly after the Effective Time, Legacy as the surviving corporation will cause a bank or trust company (the “Exchange Agent”) to mail to each holder of Regan Common Stock certificates immediately prior to the Effective Time (a) a letter of transmittal and (b) instructions for how to surrender the Regan Common Stock certificates in exchange for certificates evidencing shares of Legacy Common Stock and/or cash.  Upon proper surrender of a certificate, the certificate holder will be entitled to receive in exchange a certificate representing the number of whole shares of Legacy Common Stock which that holder’s shares of Regan Common Stock have been converted into (and any cash in lieu of any fractional shares or other distributions to which the holder is entitled), and the Regan Common Stock certificate will be canceled.

After the Effective Time, until properly surrendered, each Regan Common Stock certificate is deemed to represent only the right to receive the applicable number of whole shares of Legacy Common Stock into which the shares of Regan Common Stock formerly represented by the Certificate have been converted, cash in lieu of any fractional shares or other distributions to which the holder is entitled.  No dividends or other distributions declared or made after the Effective Time with respect to Legacy Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Regan Common Stock certificate until such certificate is properly surrendered.

No fractional shares of Legacy Common Stock will be issued, but in lieu of any fractional shares each holder of Regan Common Stock otherwise entitled to a fraction of a share of Legacy Common Stock will receive an amount of cash from Legacy equal to the product of (i) such fraction, multiplied by (ii) $450.00.

Each holder of shares of Regan Common Stock receiving cash in lieu of fractional shares but not receiving any whole shares of Legacy Common Stock shall receive a right to acquire a fraction of a share of Legacy Common Stock equal to the share fraction such holder would otherwise have been entitled had fractional shares been issued in the Reorganization, at a price per share equal to $450.00.  No rights shall be exercisable unless Legacy consummates a registered public offering under the Securities Act or Legacy is acquired by a public reporting company during the period ending on or before the two year anniversary of the Reorganization.  If neither a public offering nor an acquisition by a public company occurs prior to such two year anniversary, then all rights shall terminate in full.

If any Regan Common Stock certificate has been lost, stolen or destroyed, upon the holder of such certificate’s execution of an affidavit to that effect and, if required by Legacy as the surviving corporation, posting of a bond, the Exchange Agent will issue the appropriate consideration to the holder.

Shares of Regan Common Stock outstanding immediately prior to the Effective Time which are held by shareholders who have exercised and perfected dissenters’ rights for such shares in accordance with the California Corporations Code will not be converted into shares of Legacy Common Stock and/or cash in lieu of fractional shares and instead will be cashed out for the appraised value of such shares.

Summary of the Reorganization Plan

Regan’s Representations and Warranties.  In connection with the Reorganization Plan, Regan has made representations and warranties to Legacy relating to:

•

organization and qualification;

•

capital stock;

•

authority;

•

consents, approvals and the absence of violations;

•

opinion of financial advisor; and

•

the required vote of Regan shareholders.

Legacy’s Representations and Warranties.  Legacy has made similar representations and warranties to Regan relating to:

•

organization and qualification;

•

capital stock;

•

authority;

•

consents, approvals and the absence of violations; and

•

the required vote of Legacy stockholders.

Covenants.  Regan and Legacy have made certain covenants in connection with the Reorganization Plan:

•

Fairness Hearing.  The Reorganization Plan requires Legacy to prepare, with Regan’s cooperation, a permit application and notice to holders of Regan Common Stock in connection with a hearing held by the California Commissioner of Corporations to consider the terms and conditions of the Reorganization Plan and the fairness of such terms.  Regan must provide the notice to all holders of Regan Common Stock entitled to receive the notice under California law.  Regan and Legacy must use commercially reasonable efforts to file the permit application and notice and obtain the permit approving the fairness of the merger and the Reorganization Plan such that the issuance of Legacy Common Stock in connection with the merger shall be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Section 3(a)(10) of the Securities Act.

•

Proxy Statement.  Regan must prepare, with Legacy’s cooperation, a proxy statement relating to the Reorganization Plan including the recommendation of Regan’s Board in favor of adoption of the Reorganization Plan, approval of the merger and Reorganization Plan (with no dissent) and the conclusion of Regan’s Board that the terms of the Reorganization Plan are fair and in the best interests of Regan’s shareholders.  The proxy statement must be amended and/or supplemented as required, and Regan and Legacy must cooperate in delivering any such amendments and/or supplements to the holders of Regan Common Stock and/or filing any such amendment or supplement with the appropriate government officials.  Regan agrees that the proxy statement will comply in all material respects with applicable law and none of the information supplied in the proxy statement will, at the date of mailing to shareholders or at the time of the meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

•

Letter of Transmittal.  After issuance of the permit (or before issuance to the extent permitted by the California Commissioner of Corporations), Regan must deliver a proxy statement and a form of Letter of Transmittal to all holders of Regan Common Stock.  Regan and its agents and representatives may not solicit the vote or consent of any holder of Regan Common Stock in connection with the merger in violation of any applicable federal or state securities laws.  The information relating to Regan and Legacy included in the notice, permit application and the proxy statement must not contain untrue statements of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

•

Special Meeting of Shareholders.  Regan will take all action necessary to convene a meeting of holders of Regan Common Stock as promptly as practicable after the California Commissioner of Corporations issues the permit to consider and vote upon adoption of the Reorganization Plan, such approval being recommended by Regan’s Board, and the other transactions contemplated by the Reorganization Plan.

•

Reasonable Best Efforts.  Regan and Legacy must use reasonable best efforts to do all things necessary, proper or advisable under applicable laws to effectively consummate in the most expeditious manner practicable, the transactions contemplated by the Reorganization Plan as promptly as practicable.  Unless otherwise required by law or any listing agreements with an applicable stock exchange, Regan and Legacy will each use reasonable best efforts to consult with each other before issuing any public statements with respect to the Reorganization Plan or any related transaction and will not issue any such statements prior to consultation.

Conditions to Closing.  The obligations of Regan and Legacy to consummate the Reorganization Plan are subject to the satisfaction or waiver on or prior to closing of the following conditions:

•

issuance of the permit by the California Commissioner of Corporations;

•

approval of the Reorganization Plan by the required vote of Regan shareholders;

•

the absence of any injunction or restraint prohibiting consummation of the transactions; and

•

the receipt of all required consents and approvals.

Conditions to Legacy’s Obligations to Consummate the Reorganization Plan.  Legacy’s obligations to consummate the Reorganization Plan are subject to the satisfaction or waiver by Legacy on or prior to closing of the following further conditions:

•

Regan’s performance of all its obligations required to be performed at or prior to the Effective Time;

•

the accuracy of Regan’s representations and warranties;

•

Legacy’s receipt of an officer’s certificate from Regan certifying that both of the foregoing conditions have been satisfied; and

•

Regan must have taken all action necessary with respect to the rights of dissenting shares pursuant to the California Corporations Code and at the Effective Time less than 10% of the shares of Regan are dissenting shares or eligible to become dissenting shares.

Conditions to Regan’s Obligations to Consummate the Reorganization Plan.  Regan’s obligations to consummate the merger are subject to the satisfaction or waiver by Regan on or prior to closing of the following further conditions:

•

Legacy’s performance of all its obligations required to be performed at or prior to the Effective Time;

•

the accuracy of Legacy’s representations and warranties; and

•

Regan’s receipt of an officer’s certificate from Legacy certifying that both of the foregoing have been satisfied.

Termination of the Reorganization Plan.  The Reorganization Plan automatically terminates if the California Commissioner of Corporations notifies Legacy or Regan of a determination not to grant the fairness hearing, not to permit mailing of notice of the hearing and/or not to issue the permit.  Additionally, prior to the Effective Time and upon written notice, the Reorganization Plan may be terminated and abandoned:

•

by the mutual written consent of Regan and Legacy;

•

by Regan, if Legacy has committed a material breach and has not cured within 20 business days following receipt of notice of such breach;

•

by Legacy, if Regan has committed a material breach and has not cured within 20 business days following receipt of notice of such breach;

•

by either Regan or Legacy if (i) there is a law, rule or regulation prohibiting consummation of the merger or (ii) any judgment, injunction order or decree of a court of other governmental entity is properly entered that permanently prohibits either Regan or Legacy from consummating the merger and such judgment, order or decree is final and nonappealable; and

•

by either Regan or Legacy if (i) the permit is not issued by the California Commissioner of Corporations or (ii) Regan fails to obtain the affirmative vote of the holders of a majority of the outstanding shares of Regan Common Stock entitled to vote approving the Reorganization Plan.

The description of the Reorganization Plan above is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger and the First Amendment, a copy each is attached hereto as Appendix A-1 and Appendix A-2, respectively, and incorporated herein by reference.

Termination of Exchange Act Registration and Reporting Requirements.  Regan’s Common Stock is currently registered under the Exchange Act.  We will be permitted to terminate our periodic SEC reporting obligations under Section 13 of the Exchange Act once we can certify that Regan has fewer than 300 shareholders of record, and the registered status of our common stock under Section 12 of the Exchange Act will terminate thereafter.  This means that we will not be required to file annual, quarterly or current reports on Form 10-K, 10-Q or 8-K immediately following our certification to the SEC as described above and that our obligations under the SEC’s short-swing profit reporting and recovery (i.e., Section 16) rules will terminate six months thereafter.

Terms of the Legacy Common Stock

•

Dividend Rights.  The holders of Legacy Common Stock shall be entitled to receive distributions out of any funds legally available therefor, payable pro rata to them based on the total aggregate number of shares of Legacy Common Stock held by them in relation to the total aggregate number of shares of Legacy Common Stock then outstanding.  Legacy’s board of directors may, at its sole discretion, declare and pay dividends on Legacy Common Stock, subject to applicable capital and solvency restrictions under Delaware law.

•

Voting Rights.  Except as otherwise provided in Legacy’s Amended and Restated Certificate of Incorporation (including any resolutions adopted by Legacy’s board of directors pursuant to its Amended and Restated Certificate of Incorporation), each holder of Legacy Common Stock shall be entitled to one vote for each share of Legacy Common Stock held by such holder on all matters submitted to stockholders for a vote.  Holders of Common Stock do not have any cumulative voting rights.

•

Liquidation Rights.  In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of Legacy, the holders of Legacy Common Stock will be entitled to share ratably in assets remaining after the satisfaction in full of prior rights of creditors, including, but not limited to, holders of Legacy’s indebtedness.

•

Odd-Lot Transfers.  No holder of Legacy Common Stock may “transfer” shares of Legacy Common Stock without the consent of Legacy if, as a result of an attempted transfer, the party who would receive the shares would own of record fewer than the lesser of: (a) 100 shares of Legacy Common Stock or (b) the total number of shares of Legacy Common Stock owned of record by the transferring stockholder prior to the proposed transfer.  This restriction may be noted conspicuously on Legacy Common Stock certificates issued in connection with or transferred after the effective date of the Reorganization.  For purposes of Legacy’s Amended and Restated Certificate of Incorporation, “transfer” means any type of disposition, including but not limited to a sale, gift, contribution, pledge or other action that would result in a change of the record ownership of any share of common stock.  It is the intent of Legacy that this restriction on transfer will be enforced to the full extent, but only to the extent, it is enforceable against stockholders under the laws of the State of Delaware.  Following the Reorganization, the officers of Regan, who will become the officers of Legacy, will have discretionary authority as officers of Legacy to determine issues relating to a proposed transfer, including without limitation whether the transfer would or would not be in violation of Legacy’s Amended and Restated Certificate of Incorporation and whether such restrictions may or may not be enforced against a holder requesting a transfer of shares.  The recording of a transfer on the stock records of Legacy shall be conclusive evidence that Legacy has consented to the transfer, if required under Legacy’s Amended and Restated Certificate of Incorporation, and any transfer of shares recorded on the stock records of Legacy will be valid for all purposes.

See Appendix E for more detailed information on the terms of the Legacy Common Stock.

Source of Funds and Expenses

We estimate that approximately $180,000 will be required to pay for the shares of Regan Common Stock exchanged for cash in the Reorganization.  We plan to pay these fees and expenses with a combination of a capital contribution and loans on the following terms: Lynda L. Pitts and R. Preston Pitts, directors and executive officers of Regan and Legacy, (a) have purchased Legacy Common Stock for an aggregate of $10,000 and (b) will lend up to an aggregate of $170,000.  Interest on the unpaid principal amount of the loan will accrue monthly at a rate of 6% per annum and principal and interest are due upon demand.  At September 30, 2009, we had approximately $1,208,000 in cash and cash equivalents.

Additionally, Regan will use working capital to pay all of the expenses related to the Reorganization.  We estimate that these expenses will be as follows:

SEC filing fees	$ 5,000
Legal fees	330,000
Accounting Fees	5,000
Financial Advisor Fees	45,000
Exchange Agent Fees	30,000
Proxy printing and mailing costs	20,000

Total	$ 435,000

Required Vote.

Approval of the Reorganization Plan requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote as of the record date.  The Board has unanimously voted in favor of the Reorganization Plan.

The Board unanimously recommends that Regan’s shareholders vote “FOR” the proposal to approve the Reorganization Plan.

PROPOSAL 2:  ARTICLE 12 OF LEGACY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Odd-Lot Transfers.  After the Reorganization and pursuant to the Amended and Restated Certificate of Incorporation of Legacy, no holder of Legacy Common Stock may “transfer” shares of Legacy Common Stock without the consent of Legacy if, as a result of an attempted transfer, the party who would receive the shares would own of record fewer than the lesser of: (i) 100 shares of Legacy Common Stock; or (ii) the total number of shares of Legacy Common Stock owned of record by the transferring stockholder prior to the proposed transfer.  This restriction may be noted conspicuously on Legacy Common Stock certificates issued in connection with or transferred after the effective date of the Reorganization.  For purposes of Legacy’s Amended and Restated Certificate of Incorporation, “transfer” means any type of disposition, including but not limited to a sale, gift, contribution, pledge or other action that would result in a change of the record ownership of any share of common stock.  It is the intent of Legacy that this restriction on transfer will be enforced to the full extent, but only to the extent, it is enforceable against stockholders under the laws of the State of Delaware.  Following the Reorganization, the officers of Regan, who will become the officers of Legacy, will have discretionary authority as officers of Legacy to determine issues relating to a proposed transfer, including without limitation whether the transfer would or would not be in violation of Legacy’s Amended and Restated Certificate of Incorporation and whether such restrictions may or may not be enforced against a holder requesting a transfer of shares.  The recording of a transfer on the stock records of Legacy shall be conclusive evidence that Legacy has consented to the transfer, if required under Legacy’s Amended and Restated Certificate of Incorporation, and any transfer of shares recorded on the stock records of Legacy will be valid for all purposes.  The proposed Article 12 of Legacy’s Amended and Restated Certificate of Incorporation is detailed in Appendix F.

Regan’s Board believes that the transfer restriction in Legacy’s Amended and Restated Certificate of Incorporation is in the best interest of Regan and its shareholders because it is expected to slow the growth in the number of stockholders in the future, and thus enable Legacy to avoid or delay the need to again register its common stock, which would be required if the number of stockholders of record exceeded 500.

Required Vote.

Approval of Article 12 of Legacy’s Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote as of the record date.  The Board has unanimously voted in favor of approving Article 12 of Legacy’s Amended and Restated Certificate of Incorporation.

The Board unanimously recommends that Regan’s shareholders vote “FOR” the proposal to approve Article 12 of Legacy’s Amended and Restated Certificate of Incorporation.

PROPOSAL 3:  ADJOURNMENT OF THE SPECIAL MEETING

Adjournment of the Special Meeting.  If at the special meeting of shareholders the number of shares of our common stock represented and voting in favor of approving Proposal 1 or Proposal 2 is insufficient to approve either proposal under California law, we intend to move to adjourn the special meeting in order to enable our Board to solicit additional proxies in respect of such proposal.  In that event, we will ask our shareholders to vote only upon the adjournment proposal, and not the proposal receiving an insufficient number of affirmative votes.

In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board to vote in favor of granting discretionary authority to the proxy or attorney-in-fact to adjourn the special meeting to another time and place for the purpose of soliciting additional proxies.  If the shareholders approve the adjournment proposal, we could adjourn any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders that have previously voted.  Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of Proposal 1 or Proposal 2 to defeat either proposal, we could adjourn the special meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of approval of such proposal.

Required Vote.

This Proposal 3 to adjourn the special meeting for the purpose of soliciting additional proxies, if necessary, will be approved if the votes cast in favor of the proposal by shares present in person or represented by proxy and entitled to vote, exceed the votes cast against the proposal.

The Board unanimously recommends that Regan’s shareholders vote “FOR” the proposal to adjourn the special meeting.

QUESTIONS AND ANSWERS

Q:	Why did you send me this proxy statement?
A:

We sent you this proxy statement and the enclosed proxy card because our Board is soliciting your votes for use at our special meeting of shareholders.

This proxy statement summarizes information that you need to know in order to cast an informed vote at the meeting.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

We first sent this proxy statement, notice of the special meeting and the enclosed proxy card on or about [●], 2010 to all shareholders entitled to vote.  The record date for those entitled to vote is [●], 2010.  On that date, there were [●] shares of our common stock outstanding.  Shareholders are entitled to one vote for each share of common stock held as of the record date.

Q:	What is the time and place of the special meeting?
A:	The special meeting will be held on [●], 2010, at our Headquarters located at 2090 Marina Avenue, Petaluma, California 94954, at [●] Pacific Time.
Q:	Who may be present at the special meeting and who may vote?
A:

All holders of our common stock may attend the special meeting in person.  However, only holders of our common stock of record as of [●], 2010 may cast their votes in person or by proxy at the special meeting.

Q:	What is the vote required?
A:

Both Proposal 1 (the Reorganization Plan) and Proposal 2 (Article 12 of Legacy’s Amended and Restated Certificate of Incorporation) must receive the affirmative vote of the holders of a majority of the outstanding shares of Regan entitled to vote in order to be approved.  Proposal 3 (adjournment of the special meeting in order to solicit additional proxies) will be approved if the votes cast in favor of the proposal shares of Regan present in person or represented by proxy and entitled to vote, exceed the votes cast against the proposal.  As a result, if you do not vote your shares, either in person or by proxy, or if you abstain from voting on the proposal, it will have the effect of a negative vote, provided that a quorum is present at the meeting. Similarly, if your shares are held in a brokerage account and you do not instruct your broker on how to vote on a proposal, your broker will not be able to vote for you, which will also have the effect of a negative vote.

Q:	How many votes do I have?
A:	You will have one vote for every share of Regan Common Stock you owned on [●], the record date.

Q:	How many votes can be cast by all shareholders?
A:	As of [●] (the record date), [●] shares of Regan Common Stock were issued and outstanding and held of record by approximately [●] shareholders.
Q:	What happens if the meeting is postponed or adjourned?
A:	Your proxy will be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.
Q:	Why should I vote to approve the Reorganization Plan?
A:

The Board believes that the Reorganization is in the best interests of all Regan shareholders.  The Reorganization will reduce the number of holders of shares of Regan Common Stock to below 300 persons, which will then allow termination of the registration of Regan Common Stock under the Exchange Act.  The Board believes that the monetary expense and burden to management incident to continued compliance with the Exchange Act significantly outweigh any material benefits derived from continued registration of shares.

The Reorganization will also serve as a source of liquidity for those shareholders who receive cash for their shares of Regan Common Stock.  The Board recognizes that there is no active trading market for Regan Common Stock.  The Board believes the Reorganization provides a means for those shareholders with a limited number of shares to receive cash for their shares at a fair price and without out-of-pocket costs.

Q:	How will the Reorganization affect day-to-day operations?
A:

The Reorganization will have very little effect on the day-to-day operations of the surviving entity, Legacy.  Legacy will continue to conduct Regan’s existing operations in the same manner as now conducted.  The officers, directors and affiliates of Regan will continue to hold those positions in Legacy following the Reorganization.

Q:	How was the cash price for shares of Regan Common Stock determined?
A:

The Board retained Taylor Consulting, an independent financial advisor experienced in financial analysis and valuation, to assist the Board in determining a fair price for the shares of Regan Common Stock which will be exchanged for cash in the Reorganization.  Taylor Consulting delivered a presentation to the Board indicating a range of $0.04 to $0.08 per share represented a range of fair value of the Regan Common Stock.  The Board considered the independent valuation and other factors and determined that the cash consideration under the Reorganization should be $0.10 per share.  Subsequently, Taylor Consulting issued an opinion to the Board that the cash consideration to be paid and the Legacy Common Stock to be issued under the Reorganization was fair, from a financial point of view, to Regan’s shareholders, including both those shareholders who may have their shares redeemed for cash and those shareholders who may receive shares of Legacy Common Stock and cash in lieu of any fractional shares.  A copy of the fairness opinion of Taylor Consulting is attached as Appendix D.

Q:	When will the Reorganization be completed?
A:	We currently plan to complete the transaction during the first quarter of 2010 so that the Exchange Act registration of Regan Common Stock can also be terminated in the first quarter of 2010.
Q:	What is the purpose of the “Odd Lot Restrictions” contained in Article 12 of the Amended and Restated Certificate of Incorporation of Legacy?
A:

Article 12 of the Amended and Restated Certificate of Incorporation of Legacy will allow Legacy to slow the future growth of its stockholder base by not allowing transfers of shares to “odd lot” stockholders (i.e. those having fewer than 100 shares of Legacy Common Stock or the total number of shares of Legacy Common Stock previously owned by the transferring stockholder) and contain the risk that Legacy would have to re-register its stock under the Securities Act and incur the attendant costs and expenses of registration and reporting under the Exchange Act.

Q:	What is the recommendation of our Board regarding the proposals?
A:

The Board has determined that the Rule 13e-3 Transaction is fair to our unaffiliated shareholders, including those receiving cash and those receiving Legacy Common Stock and cash in lieu of any fractional shares, and that approval of the Reorganization Plan is advisable and in the best interests of Regan and each of these constituent groups.  Our Board has voted unanimously in favor of approval of the Reorganization Plan, Article 12 of Legacy’s Amended and Restated Certificate of Incorporation and any adjournment of the meeting, if necessary or appropriate, to solicit additional proxies and unanimously recommends that you vote FOR approval of the Reorganization Plan, FOR approval of Article 12 of Legacy’s Amended and Restated Certificate of Incorporation and FOR any adjournment of the meeting, if necessary or appropriate, to solicit additional proxies.

Q:	What do I need to do now?
A:

Please sign, date, and complete your proxy card and promptly return it in the enclosed, self-addressed, prepaid envelope so that your shares can be represented at the special meeting.  If you wish to exercise dissenters’ rights, see page [●] and Appendix B.

Q:	May I change my vote after I have mailed my signed proxy card?
A:

Yes.  Just send by mail a written revocation or a new, later-dated, completed and signed proxy card before the special meeting, or attend the special meeting and vote in person.  You may not change your vote by facsimile or telephone.

Q:	If my shares are held in “street name” by my broker, how will my shares be voted?
A:

Following the directions that your broker will mail to you, you may instruct your broker how to vote your shares.  If you do not provide any instructions to your broker, your shares will not be voted on the proposals described in this proxy statement.

Q:	Will my shares held in “street name” or another form of record ownership be combined for voting purposes with shares I hold of record?
A:

No.  Because any shares you may hold in street name will be deemed to be held by a different shareholder from any shares you hold of record, any shares so held will not be combined for voting purposes with shares you hold of record.  Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust, or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership.  Shares held by a corporation or business entity must be voted by an authorized officer of the entity, and shares held in an IRA must be voted under the rules governing the account.

Q:	If I am receiving cash and/or Legacy Common Stock in the Reorganization, when will I get my stock?
A:

After the special meeting and the closing of the transaction, we will mail you instructions on how to exchange your Regan Common Stock certificate(s) for cash and/or Legacy Common Stock, as appropriate.  After you sign the forms provided and return your stock certificate(s), we will send you your cash and/or Legacy Common Stock.

Q:	I don’t know where my stock certificate is. How will I get my cash or Legacy Common Stock?
A:	The materials we will send you will include an affidavit that you will need to sign attesting to the loss of your certificate. Legacy may require that you provide a bond to cover any potential loss.
Q:	Should I send in my stock certificates now?
A:

No.  PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES WITH YOUR PROXY.

If you hold your shares in your name as a stockholder of record, then shortly after the Reorganization is completed you will receive a letter of transmittal with instructions informing you how to send in your stock certificates to the exchange agent in order to receive the applicable consideration in respect of your shares of our common stock.  You should use the letter of transmittal to exchange your stock certificates for the applicable consideration which you are entitled to receive as a result of the Reorganization.  If you hold your shares in “street name” through a broker, bank or other nominee, then you will receive instructions from your broker, bank or other nominee as to how to effect the surrender of your “street name” shares in exchange for the applicable consideration.

Q:	Will I have dissenters’ rights in connection with the Reorganization?
A:	Yes. See page [●] and Appendix B for additional information.
Q:	What if I have questions about Reorganization or the voting process?
A:

Please direct any questions about the Reorganization or the voting process to R. Preston Pitts, our President, Chief Operating Officer, Chief Financial Officer and Secretary, at our headquarters located at 2090 Marina Avenue, Petaluma, California 94954, telephone (707) 778-8638.

IMPORTANT NOTICES

We have not authorized any person to give any information or to make any representations other than the information and statements included in this proxy statement.  You should not rely on any other information.  The information contained in this proxy statement is correct only as of the date of this proxy statement, regardless of the date it is delivered or when the Reorganization is effected.

We will update this proxy statement to reflect any factors or events arising after its date that individually or together represent a material change in the information included in this document.

The words “Regan,” the “Company,” “we,” “our,” and “us,” as used in this proxy statement, refer to Regan and its wholly-owned subsidiary, Legacy Marketing Group, collectively, unless the context indicates otherwise.

INFORMATION REGARDING THE

SPECIAL MEETING OF SHAREHOLDERS

Time and Place of Meeting

We are soliciting proxies through this proxy statement for use at the special meeting of Regan shareholders.  The special meeting will be held at [●] on [●], 2010, at our headquarters located at 2090 Marina Avenue, Petaluma, California 94954.

Record Date and Mailing Date

The close of business on [●], 2010 is the record date for the determination of shareholders entitled to notice of and to vote at the special meeting.  We first mailed the proxy statement and the accompanying form of proxy to shareholders on or about [●], 2010.

Number of Shares Outstanding

As of the close of business on the record date, Regan had 45,000,000 shares of Series A Common Stock authorized, of which approximately 23,526,000 shares were issued and outstanding, and 615,242 shares of Series B Common Stock authorized, of which approximately 550,000 shares were issued and outstanding.  Each outstanding share is entitled to one vote on all matters presented at the meeting.

Proposals to be Considered

Shareholders will be asked to vote on the following proposals:

•

A Reorganization Plan providing for the merger of Regan with and into Legacy, with Legacy surviving the merger and the holders of less than 4,500 shares of Regan Common Stock receiving $0.10 in cash in exchange for each of their shares of such stock and the holders of more than 4,500 shares of Regan Common Stock receiving one share of Legacy Common Stock in exchange for each of their blocks of 4,500 shares of Regan Common Stock and cash in lieu of any fractional shares;

•

Article 12 of Legacy’s Amended and Restated Certificate of Incorporation, pursuant to which no holder of Legacy Common Stock may “transfer” shares of Legacy Common Stock without the consent of Legacy if, as a result of an attempted transfer, the party who would receive the shares would own of record fewer than (i) 100 shares of Legacy Common Stock or (ii) the total number of shares of Legacy Common Stock owned of record by the transferring stockholder prior to the proposed transfer;

•

to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve each of the foregoing proposals; and

•

any other business as may properly come before the meeting or any adjournment of the meeting.

The Reorganization Plan (including the Agreement and Plan of Merger and the First Amendment) containing the terms of the proposed Reorganization is attached as Appendix A-1 and Appendix A-2.  The terms of the Legacy Common Stock are attached as Appendix E.

Dissenters’ Rights

Shareholders are entitled to dissenters’ rights in connection with the Reorganization Plan.  See “Dissenters’ Rights” and Appendix B.

Procedures for Voting by Proxy

If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy.  If you sign and return your proxy but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR approval of the Reorganization Plan, FOR the approval of Article 12 of Legacy’s Amended and Restated Certificate of Incorporation, FOR any adjournment of the meeting, if necessary or appropriate, to solicit additional proxies and in the best judgment of the persons appointed as proxies on all other matters that are unknown to us as of a reasonable time prior to this solicitation and that are properly brought before the special meeting.

You can revoke your proxy at any time before it is voted by delivering to Regan’s Corporate Secretary, 2090 Marina Avenue, Petaluma, California 94954, either a written revocation of the proxy or a duly signed proxy bearing a later date or by attending the special meeting and voting in person.

Requirements for Shareholder Approval

A quorum will be present at the meeting if a majority of the outstanding shares of Regan Common Stock are represented in person or by valid proxy.  Based on the [●] shares outstanding as of the record date, a quorum will consist of [●] shares represented either in person or by proxy.  We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding shares entitled to vote on the Reorganization Plan.  Approval of Article 12 of Legacy’s Amended and Restated Certificate incorporation requires the affirmative vote of a majority of the outstanding shares entitled to vote on Article 12 of Legacy’s Amended and Restated Certificate of Incorporation.  Proposal 3 to adjourn the special meeting for the purpose of soliciting additional proxies, if necessary, will be approved if the votes cast in favor of the proposal by shares present in person or represented by proxy and entitled to vote, exceed the votes cast against the proposal.  Regan’s directors and executive officers beneficially own 12,282,000 shares, representing approximately 51.0% (not including stock options) of the outstanding shares of Regan Common Stock.  Each director and executive officer has indicated that he or she intends to vote his or her shares in favor of the Reorganization Plan, approval of Article 12 of Legacy’s Amended and Restated Certificate of Incorporation and any adjournment of the special meeting for the purpose of soliciting additional proxies.

To be approved, Proposal 1 must receive “FOR” votes from the holders of a majority of the shares of Regan Common Stock outstanding as of the record date and “FOR” votes from the holders of a majority of the shares of Legacy Common Stock outstanding as of the record date.

To be approved, Proposal 2 must receive “FOR” votes from the holders of a majority of the shares of Regan Common Stock outstanding as of the record date and “FOR” votes from the holders of a majority of the shares of Legacy Common Stock outstanding as of the record date.

To be approved, Proposal 3 must receive more “FOR” votes from the holders of the shares of Regan Common Stock present in person or represented by proxy and entitled to vote than “AGAINST” votes.

Counting of Votes with respect to Proposals 1 and 2

Abstentions.  Although abstentions do not count as votes in favor of or against a given matter, they will have the effect of negative votes because approval is based on a percentage of the votes eligible to be cast, as opposed to votes actually cast.

Broker Non-Votes.  Generally, brokers who hold shares for the accounts of beneficial owners must vote these shares as directed by the beneficial owner.  If, after the broker transmits proxy materials to the beneficial owner, no voting direction is given by the beneficial owner, the broker may vote the shares in his or her own discretion, if permitted to do so by the exchange or other organization of which the broker is a member.  Brokers may not vote in their own discretion with respect to any of the proposed amendments.  Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as “broker non-votes” with respect to the proposals not voted upon.  A broker non-vote, with respect to a proposal for which the broker has no discretionary voting authority, does not count as a vote in favor of or against that particular proposal.  Based on the same reasoning that applies to abstentions as discussed above, broker non-votes will have the effect of votes against the proposals presented at the special meeting.

Solicitation of Proxies

Proxies are being solicited by our Board, and Regan pays all costs for such solicitation.  In addition, our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone or fax.  We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation materials to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process

.

DISSENTERS’ RIGHTS

Under California law, you are entitled to dissenters’ rights in connection with the Reorganization.  If you submit a demand to us for the purchase of your shares in accordance with Section 1300, et seq. of the California Corporations Code following shareholder approval of the Reorganization Plan, and if you do not vote your shares in favor of the Reorganization Plan, you will be entitled to receive a cash payment equal to the fair market value of your Regan Common Stock as of [●], 2010.  This cash payment from us for your shares may be more than, less than, or the same as the value of the merger consideration for your shares.

Your failure to follow exactly the procedures specified under California law will result in the loss of your dissenters’ rights, and merely voting against approval of the Reorganization Plan will not perfect your dissenters’ rights.  The relevant sections from Section 1300, et seq. of the California Corporations Code are attached as Appendix B to this proxy statement.

IF YOU VOTE IN FAVOR OF THE REORGANIZATION PLAN, YOU WILL WAIVE YOUR DISSENTERS’ RIGHTS UNDER CALIFORNIA LAW.

CHAPTER 13 OF THE CALIFORNIA CORPORATIONS CODE PROVIDES THAT FAIR MARKET VALUE FOR PURPOSES OF DISSENTERS’ RIGHTS SHALL BE DETERMINED WITHOUT TAKING INTO ACCOUNT ANY APPRECIATION FROM THE PROPOSED REORGANIZATION.

A copy of Section 1300, et seq. of the California Corporations Code is attached to this proxy statement as Appendix B.  You should read it for more complete information concerning dissenting shareholders’ rights.  The following discussion in this section is qualified in its entirety by reference to Appendix B, and the following discussion does not constitute legal advice or a recommendation that shareholders should exercise their dissenters’ rights.

THE REQUIRED PROCEDURES SET FORTH IN SECTION 1300, ET SEQ. OF THE CALIFORNIA

CORPORATIONS CODE MUST BE FOLLOWED EXACTLY OR ANY DISSENTING

SHAREHOLDERS’ RIGHTS MAY BE LOST.  FURTHERMORE, THE FAIR MARKET VALUE OF

YOUR SHARES DETERMINED UNDER SECTION 1300, ET SEQ. MAY BE MORE THAN, LESS THAN,

OR THE SAME AS THE VALUE OF THE MERGER CONSIDERATION FOR YOUR SHARES.

In order to be entitled to exercise dissenting shareholders’ rights, you may not vote in favor of the Reorganization Plan.  Thus, if you wish to dissent and you execute and return a proxy in the accompanying form, you must specify that your shares are to be voted “AGAINST” the Reorganization Plan or you must return the proxy with instructions to vote “ABSTAIN.”  You will lose your potential dissenting shareholders’ rights by voting “FOR” the Reorganization Plan.

To be effective, an exercise of dissenting shareholder’s rights must be made by, or on behalf of, the registered shareholder.  Beneficial owners who do not also hold their shares of record may not directly make dissenters’ rights demands.  The beneficial holder must, in such cases, have the registered owner submit the required demand in respect of those shares.  If you hold your shares of Regan Common Stock in a brokerage account or in other nominee form and you wish to exercise dissenters’ rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand by the nominee.

Upon shareholder approval of the Reorganization Plan, Regan will have 10 days following the approval to send to those shareholders who did not vote in favor of the Reorganization Plan a written notice of such shareholder approval accompanied by:  (i) a copy of Section 1300, et seq. of the California Corporations Code; (ii) a statement of the price determined by Regan to represent the fair market value of the dissenting shares as of [●], 2010; and (iii) a brief description of the procedures to be followed if a shareholder desires to exercise dissenting shareholders’ rights.

Within 30 days after the date on which the notice of the approval of the Reorganization Plan is mailed, a shareholder who plans to exercise dissenting shareholders’ rights must make written demand upon Regan for the purchase of dissenting shares and payment to the shareholder of their fair market value.  The written demand must specify the number of shares held of record by the shareholder and a statement of what the shareholder claims to be the fair market value of those shares as of [●], 2010.  At the same time, the shareholder must surrender, at Regan’s principal office or the office of its exchange agent, the certificates representing the dissenting shares to be stamped or endorsed with a statement that they are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed.  Any shares of Regan Common Stock that are transferred prior to their submission for endorsement will lose their status as dissenting shares, and a dissenting shareholder may not withdraw his or her dissent or demand for payment unless Regan consents to the withdrawal.

If Regan and the dissenting shareholder agree that the surrendered shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder will be entitled to the agreed price with interest from the date of such agreement.  The applicable interest rate will be the rate then set by law for the accrual of interest on judgments for money.  Regan must pay the fair value of the dissenting shares within 30 days after the amount thereof has been agreed upon or 30 days after any statutory or contractual conditions to the Reorganization have been satisfied, whichever is later.  The obligation to pay for the dissenting shares is subject to receipt of the certificates representing them.

If Regan denies that the shares surrendered are dissenting shares, or if the dissenting shareholder and Regan fail to agree upon a fair market value of such shares, then the dissenting shareholder must, within six months after the notice of approval is mailed, file a complaint in the Superior Court of the proper County in California requesting the court to make such determination(s) or intervene in any pending action brought by any other dissenting shareholder.  If the complaint is not filed or intervention in a pending action is not made within the specified six-month period, the dissenters’ rights will be lost.  If the fair market value of the dissenting shares is at issue, the court will determine, or will appoint one or more impartial appraisers to determine, such fair market value.

Importantly, however, to the extent the long-arm provision of California Corporations Code § 2115 is held to apply to Legacy, California Corporations Code § 500, which imposes certain limitations on distributions to stockholders, would prevent Legacy from making payments to holders exercising dissenters’ rights until the requirements of § 500 are satisfied.

The Reorganization Plan provides that Regan will not be required to complete the merger if dissenters’ rights have been exercised with respect to 10% or more, in the aggregate, of all outstanding shares of Regan.  As a result, exercise of dissenters’ rights with respect to 10% or more of the outstanding shares of Regan could prevent the merger from going forward.  Regan is entitled to waive this requirement and permit the merger to proceed even if 10% or more of the outstanding shares of Regan exercise dissenters’ rights.

If any of the actions or events described above occurs after the effective time of the Reorganization, the foregoing references to “Regan” shall instead be deemed to refer to “Legacy” as the surviving corporation in the merger.

INFORMATION ABOUT REGAN, ITS AFFILIATES AND LEGACY

Overview of Legacy’s Business

Legacy is a newly-formed Delaware corporation which was organized solely for the purpose of facilitating the Reorganization.  Regan will merge into Legacy and will cease to exist after the Reorganization.  Legacy has not conducted any activities other than those incident to its formation, its negotiation and execution of the Reorganization Plan, and its assistance in preparing various SEC filings related to the proposed going private transaction.  Legacy has no significant assets, liabilities or shareholders’ equity.  The address and telephone number of Legacy’s principal offices are the same as Regan.

Legacy has not been convicted in a criminal proceeding during the past five years, nor has it been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining it from future violations of, or prohibiting activities subject to, federal or state securities law, or finding any violation of federal or state securities laws.

Following the Reorganization, Legacy will continue the business of Regan substantially as currently conducted, but without having to meet the registration requirements of the Securities Act and reporting requirements of the Exchange Act.

Overview of Regan’s Business

Regan is a holding company, incorporated in the State of California in 1990, whose primary operating subsidiary is Legacy Marketing Group (“Legacy Marketing”).  Legacy Marketing designs and markets fixed annuity products on behalf of certain unaffiliated insurance carriers in each of the United States, except Alabama and New York.

Legacy Marketing’s primary marketing agreements are with American National Insurance Company, Investors Insurance Corporation, and OM Financial Life Insurance Company/Americom Life.  The marketing agreements grant Legacy Marketing the exclusive right to market certain proprietary fixed annuity products issued by these insurance carriers.  An annuity is a contract in which an insurance company makes a series of income payments at regular intervals in return for a premium that a policyholder has paid.  Annuities are most often bought for future retirement income.  Only an annuity can pay an income that can be guaranteed to last as long as the policyholder lives.  Under the terms of these agreements, Legacy Marketing is responsible for recruiting independent insurance agents (who we refer to as “Producers”), who have contracted with Legacy Marketing to sell fixed annuity products, and are appointed with the applicable insurance carrier.  For these sales, the insurance carriers pay marketing allowances and commissions to Legacy Marketing based on the premium amount of insurance policies placed inforce.  Legacy Marketing is responsible for paying sales commissions to the Producers.

Legacy Marketing sells fixed annuity products through a network of Producers.  Each Producer has entered into a non-exclusive agreement with Legacy Marketing, which defines the parties’ business relationship.  Such agreements typically may be terminated by either party with or without cause or prior notice.

Legacy Marketing’s sales network is built on a multi-level structure in which Producers may recruit other Producers.  Recruited Producers are referred to as “downline” Producers within the original Producer’s network.  Recruited Producers may also recruit other Producers, creating a hierarchy under the original Producer.  The standard Producer contract contains an eight-level design in which a Producer may advance from one level to the next based on sales commission amounts earned or the size of the Producer’s downline network.  As a Producer advances to higher levels within the system, he/she receives higher commissions on sales made through his/her downline network.  This creates a financial incentive for Producers to build a hierarchy of downline Producers, which contributes to their financial growth and to the growth of Legacy Marketing.  If a Producer leaves the network, his/her downline Producers can still remain contracted with Legacy Marketing and receive sales commissions.  Producers at the highest levels are called “Wholesalers.”

Legacy Marketing provides tools and services that assist Wholesalers with recruiting, training and support responsibilities associated with the Producers in their hierarchy.  In addition, Legacy Marketing assists Producers with programs designed to increase their sales and better serve their clients.  Recruiting and training programs include visual presentations, informational videos and seminars.  Legacy Marketing also produces product information, sales brochures, pre-approved advertisements and recruiting materials.

Legacy Marketing works closely with the insurance carriers in product design and development.  Legacy Marketing’s actuarial and marketing departments work with the insurance carriers to design proprietary fixed annuity products to be marketed by Legacy Marketing.  All of these products include guarantees for the benefit of policyholders and are guaranteed by the issuing insurance carriers.  These guarantees generally include (i) a contractually guaranteed minimum interest rate and (ii) the ability to allocate among various crediting rate strategies.

The marketing agreements allow Legacy Marketing to enter into similar arrangements with other insurance carriers.  The marketing agreement with American National expires on November 15, 2010, and may be renewed by mutual agreement for successive one-year terms.  The agreement may be terminated by either party upon twelve months prior written notice without cause, and may be terminated by either party immediately for cause.  The Company has not received notice of American National’s intent to cancel this agreement and it will be automatically renewed on November 15, 2010 for an additional year.  The marketing agreement with Investors Insurance expires on March 31, 2010, and will be renewed automatically for successive one-year terms unless terminated earlier by either party upon twelve months prior written notice without cause.  The marketing agreement with OM Financial (Americom) expires on June 10, 2010, and will automatically renew for successive one-year periods, unless terminated by Legacy Marketing with twelve months written notice or by OM Financial (Americom) with at least six months written notice.  Either party may terminate the agreements immediately for cause.  A marketing agreement with Washington National terminated on October 10, 2009.

In addition to the marketing agreements, Legacy Marketing had administrative agreements with each of the four insurance carriers listed above.  Effective October 17, 2007, Legacy Marketing entered into an agreement and strategic alliance with a subsidiary of Perot Systems Corporation (“Perot Systems”), whereby Legacy Marketing transferred its third party administration services function and the employees located in Rome, Georgia, who provide these services to Perot Systems in exchange for Perot Systems’ assumption of such administrative service functions.

We owned an office building in Rome, Georgia, which was used to accommodate some of Legacy Marketing’s administrative activities.  We financed the property with a mortgage loan, which totaled $2.6 million at December 31, 2007.  On October 17, 2007, we entered into a lease with Perot Systems whereby Perot Systems leased our offices in Rome, Georgia, for a ten-year term at an initial rental price of $8.00 per square foot (a lease amount of approximately $300,000 per year).  On May 23, 2008, the Company sold its office building in Rome, Georgia for $3.5 million for a gain of $214,000.  Proceeds from the sale of the building were used to repay the mortgage on the property, the outstanding balance of which was $2.6 million.  As a result of the sale, the lease with Perot Systems was terminated.

On May 31, 2007, Regan and two of its subsidiaries, Legacy Financial Services Inc. (“Legacy Financial”) and Legacy Advisory Services Inc., entered into an agreement with Multi-Financial Securities Corporation whereby Legacy Financial transferred its registered representatives and customer accounts to Multi-Financial Securities Corporation.  Under the agreement, on September 28, 2007, Multi-Financial Securities Corporation paid Legacy Financial $1.0 million (11.5%) of the aggregate gross dealer concessions earned at Legacy Financial Services between May 1, 2006, and April 30, 2007, by those transferred representatives who were, as of the measurement date (as defined in the agreement), registered with Multi-Financial Securities Corporation and in good standing with the Financial Industry Regulatory Authority (“FINRA”).  In addition, on each of the first four anniversary dates of the measurement date, subject to certain conditions, Multi-Financial Securities Corporation is obligated to pay Legacy Financial Services an amount representing up to four and a half percent (4.5%) of each transferred representative’s aggregate gross dealer concessions earned with Multi-Financial Securities Corporation during the one year period prior to such anniversary date.  As of December 31, 2008, Legacy Financial did not meet the specified terms in order to receive the second payment from Multi-Financial Securities Corporation and does not expect to receive any payments related to this agreement in the future.

Legacy Financial was registered as a broker-dealer with, and was subject to regulation by, the SEC

, FINRA, the Municipal Securities Rulemaking Board, and various state agencies.  As a result of federal and state broker-dealer registration and self-regulatory organization memberships, Legacy Financial was subject to regulation that covers many aspects of its securities business.  This regulation covers matters such as capital requirements, recordkeeping and reporting requirements, and employee-related matters, including qualification and licensing of supervisory and sales personnel.  Also, these regulations included supervisory and organizational procedures intended to ensure compliance with securities laws and prevent improper trading on material nonpublic information.  Rules of the self-regulatory organizations are designed to promote high standards of commercial honor and just and equitable principles of trade.  A particular focus of the applicable regulations concerns the relationship between broker-dealers and their customers.  As a result, many aspects of the broker-dealer customer relationship are subject to regulation, including “suitability” determinations as to customer transactions, limitations in the amounts that may be charged to customers, and correspondence with customers.  As of September 29, 2008 Legacy Financial withdrew as a broker-dealer registered with FINRA, and FINRA approval of such withdrawal followed in January 2009.

On January 25, 2007, prospectdigital LLC (“prospectdigital”), an indirect wholly owned subsidiary of Regan, sold certain of its assets, which primarily included fixed assets and other miscellaneous operating assets, to PD Holdings LLC (“PD Holdings”).  In addition, PD Holdings agreed to assume certain liabilities of prospectdigital.  The action was taken in a continuing effort to reduce Regan’s operating expenses, as prospectdigital continued to sustain losses through the date of sale.  Lynda Pitts, Chief Executive Officer, and R. Preston Pitts, President, Chief Operating Officer, Chief Financial Officer and Secretary of Regan, are the primary owners of PD Holdings.  In connection with the sale, Legacy Marketing and prospectdigital also entered into a service agreement with PD Holdings to provide certain administrative services to PD Holdings for a fee equal to the cost of the services provided.

Prospectdigital received $116,000 in consideration of the sale, which was greater than the estimated fair value of the assets of prospectdigital being sold, as determined by a third-party independent valuation.  The amount of consideration was approved by the Board of Regan.

On July 20, 2006, Legacy Marketing entered into a credit agreement (the “Credit Agreement”) with Washington National Insurance Company (the “Lender”).  Pursuant to the terms of the Agreement, the Lender made a non-revolving multiple advance term loan (the “Term Loan”) to Legacy Marketing totaling $6.0 million.  On April 12, 2007, Legacy Marketing amended certain terms of the Credit Agreement through the execution of Amendment No. 1 to the Credit Agreement (the Credit Agreement, as so amended, the “Amended Agreement”) and (1) extended the final maturity of the loan under the Credit Agreement from April 1, 2012, to December 31, 2012; (2) changed certain of the requirements for mandatory prepayments under the Credit Agreement; (3) changed certain terms of the financial covenants specified in the Credit Agreement; and (4) revised certain definitions contained in the Credit Agreement.  On March 28, 2008, the balance due of $6.0 million, plus accrued interest, on the Credit Agreement was repaid.

On November 18, 2005, Regan sold its office buildings in Petaluma, California for $12.8 million.  Proceeds from the sale of the buildings were used to repay the mortgage on the properties, the outstanding balance of which was $6,962,518.04, and the remainder of the proceeds was allocated to working capital.  Regan and the third party buyer (the “Buyer”) further agreed to enter into a ten year lease agreement, concurrently with the sale of the buildings, whereby it leased back 71,612 square feet through March 14, 2007, and will continue to lease back 47,612 square feet for the remainder of the lease term.  The monthly base rent was $1.33 per square foot in 2008 and $1.29 per square foot in 2007 and will increase annually by three percent during the term of the lease, in addition to monthly taxes and operating expenses.

In January 2006, management of Regan decided to discontinue the operations of Values Financial Network (“VFN”).  VFN incurred losses from operations of $579,000 for the year ended December 31, 2005.  Regan incurred insignificant costs in connection with exiting the operations of VFN.

Competitive Business Conditions

The fixed annuity business is rapidly evolving and intensely competitive.  Legacy Marketing’s primary market is fixed annuity products sold through independent Producers.  Fixed annuity product sales in the United States were approximately $109 billion in 2008.  Some of Legacy Marketing’s top competitors designing, marketing, and selling fixed annuity products through independent sales channels are Allianz Life of North America, American Equity Investment Life,  and Aviva USA.  These competitors may have greater financial resources than Legacy Marketing.  However, we believe that Legacy Marketing’s business model allows greater flexibility, as it can adjust the mix of business sold if one or more of its carriers were to experience capital constraints or other events that affect their business models.  Legacy Marketing’s competitors may respond more quickly to new or emerging products and changes in customer requirements.  We are not aware of any significant new means of competition, products or services that our competitors provide or will soon provide.  However, in the highly competitive fixed annuity marketplace, new distribution models, product innovations and technological advances may occur at any time and could present Legacy Marketing with competitive challenges.  There can be no assurance that Legacy Marketing will be able to compete successfully.  In addition, Legacy Marketing’s business model relies significantly on its Wholesaler distribution network to effectively market its products competitively.  Maintaining relationships with these Wholesaler distribution networks requires introducing new products and services to the market in an efficient and timely manner, offering competitive commission schedules, and providing superior marketing, product training, and support.  Due to competition among insurance companies and insurance marketing organizations for successful Wholesalers, there can be no assurance that Legacy Marketing will be able to retain some or all of its Wholesaler distribution networks.

Recent Industry Developments

During the past few years, several proposals relating to our business have been made by federal and state agencies and legislative bodies and securities and insurance self-regulatory organizations.  As discussed below, a few of these proposals have become effective, and others may be made or adopted.

On December 18, 2008, the Securities and Exchange Commission (“SEC”) adopted Rule 151A which, if it becomes effective in its current form, would require certain fixed indexed annuity sales to be registered with the SEC.  In addition, under the rule registered fixed indexed annuities would only be able to be sold by Financial Industry Regulatory Authority (“FINRA”) registered broker-dealers and representatives.  As a result, fixed indexed annuity sales would be subject to regulation and oversight by both the SEC and FINRA.  In response to the rule's adoption, a coalition of insurance companies and insurance marketing organizations have filed suit to block the implementation of the rule. In addition, on February 17, 2009 the National Association of Insurance Commissioners (“NAIC”) and NCOIL (the association of state insurance regulators and a group representing state legislators) filed a petition with the U.S. Court of Appeals for the District of Columbia Circuit to block implementation of the rule.  On July 21, 2009 the U.S. Court of Appeals ruled that the SEC has the authority to classify indexed annuities as securities but that the SEC failed to properly consider the effect of the rule upon efficiency, competition, and capital formation. If the SEC can satisfy the court’s order and Rule 151A becomes effective in the form originally adopted, we could be adversely impacted as we would have to expand our distribution capabilities into broker dealers.  In a filing with the U.S. Court of Appeals on December 8, 2009, the SEC stated that Rule 151A would not become effective before two years after completion of the proceedings.

FINRA has issued guidance to its members indicating that broker-dealers regulated by FINRA have certain responsibilities with respect to the offer and sale of equity-indexed annuities, including an obligation to determine the suitability of such products for their customers, regardless of whether equity-indexed annuities are deemed to be securities.  In addition, some state insurance regulators are considering whether additional suitability and disclosure regulations should be implemented with respect to all sales of fixed annuities, particularly with respect to senior citizens.

Also, in recent years, the existing U.S. insurance and financial regulatory frameworks have come under scrutiny.  Some state legislatures have considered laws that may alter or increase state regulation of insurance, reinsurance, and holding companies.  Moreover, the NAIC and state insurance regulators regularly re-examine existing laws and regulations, often focusing on modifications to holding company regulations, interpretations of existing laws and the development of new laws pertaining to fixed annuities.   Further, new accounting and actuarial proposals, including principles-based reserving, may be proposed and adopted. Changes in these laws and regulations or their interpretation could have a material adverse effect on our financial condition and results of operations.

Our core business consists of selling fixed annuity products, on behalf of insurance carriers, through a network of independent insurance producers (“Producers”).  If the initiatives undertaken by the SEC, FINRA or state insurance regulators with respect to equity indexed or other fixed annuities were to result in new legislation or regulation, the demand for fixed annuities products, our business and those of our Producers could be adversely affected and could have a material adverse effect on the insurance industry in general or on our financial condition and results of operations.

In addition, the U.S. Congress is again considering legislation that would impose certain national uniform standards on insurance companies, establish an optional federal charter system for insurance companies and repeal the McCarran-Ferguson antitrust exemption for the business of insurance, any of which could have a significant impact on our business.  If such laws or regulations are adopted, they could have a material adverse effect on our financial condition and results of operations.

New tax regulations have also been adopted recently that affect the treatment of tax-sheltered annuity contracts.  In addition, new accounting and actuarial proposals, including principles-based reserving, may be adopted.  These developments also could have a material adverse effect on our financial condition and results of operations.

Legacy Financial, a discontinued operation, was registered as a broker-dealer with, and was subject to regulation by, the SEC, FINRA, the Municipal Securities Rulemaking Board, and various state agencies.  This regulation covers matters such as capital requirements, recordkeeping and reporting requirements, and employee-related matters, including qualification and licensing of supervisory and sales personnel.  Any proceeding alleging violation of, or noncompliance with, laws and regulations applicable to Legacy Financial could harm its business and financial condition, and our results of discontinued operations.  As of September 29, 2008, Legacy Financial withdrew as a broker-dealer with FINRA, and FINRA approval of such withdrawal followed in January 2009.

Employees

As of December 1, 2009, we employed 65 persons.  None of our employees are represented by a collective bargaining agreement.  We consider our relations with our employees to be good, and we will continue to strive to provide a positive work environment for our employees.

Risks Related to Regan

We have experienced losses in recent years and if losses continue, our business could suffer.

We had a net loss of $110,000 for the year ended December 31, 2008.  The loss was primarily due to a loss at Legacy Marketing resulting from decreased revenue, excluding the gain from the sale of partnership interests of $6.5 million, and discontinued operations.  We had a profit of $2,743,000 as of September 30, 2009.  However, if our revenue declines and we incur net losses in future periods, our business and results of operations could suffer.

We depend on a limited number of sources for our products, and any interruption, deterioration, or termination of the relationship with any of our insurance carriers could be disruptive to our business and harm our results of operations and financial condition.

Legacy Marketing has marketing agreements with American National, Investors Insurance and OM Financial (Americom) and had a marketing agreement with Washington National that terminated in October 2009.  During 2008, 26%, 14%, 12% and 10% of our total consolidated revenue of $12.6 million, excluding the gain from the sale of partnership interest of $6.5 million, resulted from fixed annuity products Legacy Marketing marketed and sold on behalf of Investors Insurance, Washington National, American National, and OM Financial (Americom), respectively.  During 2007, 26%, 21%, 7% and 9% of our total consolidated revenue resulted from fixed annuity products Legacy Marketing marketed and sold on behalf of Washington National, American National, Investors Insurance, and OM Financial (Americom), respectively.

The marketing agreement with American National is set to expire on November 15, 2010, and may be renewed by mutual agreement for successive one-year terms.  The agreement may be terminated by either party upon twelve months prior written notice without cause, and may be terminated by either party immediately for cause.  Regan has not received notice of American National’s intent to cancel this agreement, however, and it will be automatically renewed on November 15, 2010 for an additional year.  The marketing agreement with Investors Insurance expires on March 31, 2010, and will be renewed automatically for successive one-year terms unless terminated earlier by either party upon twelve months prior written notice without cause.  The marketing agreement with OM Financial (Americom) expires on June 10, 2010, and will automatically renew for successive one-year periods, unless terminated by Legacy Marketing with twelve months written notice or by OM Financial (Americom) with at least six months written notice.  Either party may terminate the agreements immediately for cause.  The marketing agreement with Washington National terminated on October 10, 2009.

Effective October 17, 2007, Legacy Marketing terminated its carrier administrative agreements and  entered into an agreement and strategic alliance with a subsidiary of Perot Systems, whereby Legacy Marketing agreed to transfer its third party administration services function and the employees who provide these services to Perot Systems in exchange for Perot Systems’ assumption of such administrative service functions.  Perot Systems will also become the exclusive provider of administrative services for Legacy Marketing’s future portfolio of annuity products.  In the twelve months ended December 31, 2007 and 2006, Legacy Marketing received approximately $5.3 million and $7.4 million, respectively, in gross revenue under the administrative agreements with carriers.  The termination of administrative agreements does not affect the commissions earned by Legacy Marketing on additional premium received or assets under management with respect to the underlying insurance contracts.

Any interruption, deterioration, or termination of the relationship with any of Legacy Marketing’s insurance carriers could be disruptive to our business and harm our results of operations and financial condition.

If we fail to attract and retain key personnel, our business, operating results, and financial condition could be diminished.

Our success depends largely on the skills, experience and performance of certain key members of our management.  In the recent past, we have been successful in attracting and retaining key personnel.  We have no agreements with these individuals requiring them to maintain their employment with us.  If we lose one or more of these key employees, particularly Lynda L. Pitts, Chairman of the Board and Chief Executive Officer, or R. Preston Pitts, President, Chief Operating Officer, Chief Financial Officer and Secretary, our business, operating results, and financial condition could be diminished because we rely on their contacts, insurance carrier and Producer and Wholesaler relationships, and strategic direction to drive our revenues.  However, we are not aware of any key personnel who are planning to retire or leave our company in the near future.  Although we maintain and are the beneficiary of key person life insurance policies on the lives of Lynda L. Pitts and R. Preston Pitts, we do not believe the proceeds would be adequate to compensate Regan for their loss.

Competition for employees in our industry can be a concern, particularly for personnel with training and experience.  We may be unable to retain our highly skilled employees or to attract, assimilate, or retain other highly qualified employees in the future.

Our performance will depend on the growth of Legacy Marketing.  If Legacy Marketing fails to grow, our financial performance could suffer.

Our growth is, and for the foreseeable future will continue to be, dependent on Legacy Marketing’s ability to design and market competitive fixed annuity products and provide other products, services, and sales.  The ability of Legacy Marketing to successfully perform these services could be affected by many factors, including: (i) the ability of Legacy Marketing to recruit, train and retain Producers and provide them with product and sales training, (ii) the degree of market acceptance of the products designed and marketed on behalf of our insurance carriers, (iii) the relationship between Legacy Marketing and our insurance carriers and their capacity to accept new premium and maintain good financial ratings, (iv) the failure of Legacy Marketing to comply with federal, state and other regulatory requirements applicable to the sale of insurance products and (v) competition from other financial services companies in the sale of insurance products.

A large percentage of our revenue is derived from sales of fixed annuity products.  The historical crediting rates of fixed annuity products are directly affected by financial market conditions.  Changes in market or economic conditions can affect demand for these fixed annuities.  Our future success depends on our ability to introduce and market new products and services that are financially attractive and address our customers’ changing demands.  We may experience difficulties that delay or prevent the successful design, development, introduction and marketing of our products and services.  These delays may cause customers to forego purchases of our products and services and instead purchase those of our competitors.  The failure to be successful in our sales efforts could significantly decrease our revenue and operating results and result in weakened financial condition and prospects.

We may be unable to effectively fund our working capital requirements, which could have a material adverse effect on our operating results and earnings.

If our cash inflows and existing cash balances become insufficient to support future operating requirements or the redemption of our common stock, we will need to obtain additional funding either by incurring additional debt or issuing equity to investors in either the public or private capital markets.  Our cash flows are primarily dependent upon the commissions we receive based on the premium generated from the sale of fixed annuity products that we sell.  The market for these products is extremely competitive.  New products are constantly being developed to replace existing products in the marketplace.  If we are unable to keep pace with the development of such new products, our cash inflows could decrease.  Due to this changing environment in which we operate, we are unable to predict whether our cash inflows will be sufficient to support future operating requirements.  Our failure to obtain additional funding when needed could delay new product introduction or business expansion opportunities, which could cause a decrease in our operating results and financial condition.  We are unaware of any material limitations on our ability to obtain additional funding.  If additional funds are raised through the issuance of equity securities, the ownership percentage of our then-current shareholders would be reduced.  Furthermore, any equity securities issued in the future may have rights, preferences, or privileges senior to that of our existing common stock.

Significant repurchases of our common stock could materially decrease our cash position.

Pursuant to the terms of our Amended and Restated Shareholder’s Agreement with Lynda L. Pitts, our Chief Executive Officer, upon the death of Mrs. Pitts, the heirs of Mrs. Pitts will have the option (but not the obligation) to sell to us all or a portion of the shares of Regan owned by Mrs. Pitts at the time of her death.  In addition, we would also have the option (but not the obligation) to purchase from Mrs. Pitts’ estate all shares Regan Common Stock that were owned by Mrs. Pitts at the time of her death, or were transferred by her to one or more trusts prior to her death.  The purchase price to be paid by us, if any, shall be equal to 125% of the fair market value of the shares.  As of December 31, 2008, we believe 125% of the fair market value of the shares owned by Mrs. Pitts was equal to $562,000.  We have purchased life insurance coverage for the purpose of funding this potential obligation.  There can be no assurances, however, that the proceeds from this insurance coverage will be available or sufficient to cover the purchase price of the shares owned by Mrs. Pitts at the time of her death.  If the insurance proceeds were not available or sufficient to cover the purchase price of Mrs. Pitts’ shares at the time of her death, our operating results and financial condition could be adversely affected.

Risks Related to Regan’s Industry

We may not be able to compete successfully with competitors that may have greater resources than we do.

The fixed annuity business is rapidly evolving and intensely competitive.  Legacy Marketing’s primary market is fixed annuities sold through independent Producers.  Fixed annuity product sales in the United States were approximately $109 billion in 2008.  Legacy Marketing had a 0.3% share of the 2008 fixed annuity product sales in the United States based on Legacy Marketing’s inforce premiums placed in 2008.  Some of Legacy Marketing’s top competitors selling fixed annuities through independent sales channels are Allianz Life of North America, American Equity Investment Life, and Aviva USA.  These competitors may have greater financial and other resources than we do, which allow them to respond more quickly than us under certain circumstances.

Legacy Marketing is not aware of any significant new means of competition, products or services that its competitors provide or will soon provide.  However, in the highly competitive fixed annuity marketplace, new distribution models, product innovations and technological advances may occur at any time and could present Legacy Marketing with competitive challenges.  There can be no assurance that Legacy Marketing will be able to compete successfully.  In addition, Legacy Marketing’s business model relies on its Wholesaler distribution networks to effectively market its products competitively.  Maintaining relationships with these Wholesaler distribution networks requires introducing new products and services to the market in an efficient and timely manner, offering competitive commission schedules, and providing superior marketing, product training, and support.  In the recent past, Legacy Marketing has been reasonably successful in expanding and maintaining its Wholesaler or Producer distribution network.  However, due to competition among insurance companies and insurance marketing organizations for successful Wholesalers, there can be no assurance that Legacy Marketing will be able to retain some or all of its Wholesaler distribution networks.

We may face increased governmental regulation and legal uncertainties, which could result in diminished financial performance.

During the past few years, several proposals relating to our business have been made by federal and state agencies and legislative bodies and securities and insurance self-regulatory organizations.  As discussed below, a few of these proposals have become effective, and others may be made or adopted.

On December 18, 2008, the Securities and Exchange Commission (“SEC”) adopted Rule 151A which, if it becomes effective in its current form, would require certain fixed indexed annuity sales to be registered with the SEC.   In addition, under the rule registered fixed indexed annuities would only be able to be sold by Financial Industry Regulatory Authority (“FINRA”) registered broker-dealers and representatives.  As a result, fixed indexed annuity sales would be subject to regulation and oversight by both the SEC and FINRA.  In response to the rule's adoption, a coalition of insurance companies and insurance marketing organizations have filed suit to block the implementation of the rule. In addition, on February 17, 2009 the National Association of Insurance Commissioners (“NAIC”) and NCOIL (the association of state insurance regulators and a group representing state legislators) filed a petition with the U.S. Court of Appeals for the District of Columbia Circuit to block implementation of the rule.  On July 21, 2009 the U.S. Court of Appeals ruled that the SEC has the authority to classify indexed annuities as securities but that the SEC failed to properly consider the effect of the rule upon efficiency, competition, and capital formation.  If the SEC can satisfy the court’s order and Rule 151A becomes effective in the form originally adopted, we could be adversely impacted as we would have to expand our distribution capabilities into broker dealers.  In a filing with the U.S. Court of Appeals on December 8, 2009, the SEC stated that Rule 151A would not become effective before two years after completion of the proceedings.

FINRA has issued guidance to its members indicating that broker-dealers regulated by FINRA have certain responsibilities with respect to the offer and sale of equity-indexed annuities, including an obligation to determine the suitability of such products for their customers, regardless of whether equity-indexed annuities are deemed to be securities.  In addition, some state insurance regulators are considering whether additional suitability and disclosure regulations should be implemented with respect to all sales of fixed annuities, particularly with respect to senior citizens.

Also, in recent years, the existing U.S. insurance and financial regulatory frameworks have come under scrutiny.  Some state legislatures have considered laws that may alter or increase state regulation of insurance, reinsurance, and holding companies.  Moreover, the NAIC and state insurance regulators regularly re-examine existing laws and regulations, often focusing on modifications to holding company regulations, interpretations of existing laws and the development of new laws pertaining to fixed annuities.   Further, new accounting and actuarial proposals, including principles-based reserving, may be proposed and adopted. Changes in these laws and regulations or their interpretation could have a material adverse effect on our financial condition and results of operations.

Our core business consists of selling fixed annuity products, on behalf of insurance carriers, through a network of independent insurance producers (“Producers”).  If the initiatives undertaken by the SEC, FINRA or state insurance regulators with respect to equity indexed or other fixed annuities were to result in new legislation or regulation, the demand for fixed annuities products, our business and those of our Producers could be adversely affected and could have a material adverse effect on the insurance industry in general or on our financial condition and results of operations.

In addition, the U.S. Congress is again considering legislation that would impose certain national uniform standards on insurance companies, establish an optional federal charter system for insurance companies and repeal the McCarran-Ferguson antitrust exemption for the business of insurance, any of which could have a significant impact on our business.  If such laws or regulations are adopted, they could have a material adverse effect on our financial condition and results of operations.

New tax regulations have also been adopted recently that affect the treatment of tax-sheltered annuity contracts.  In addition, new accounting and actuarial proposals, including principles-based reserving, may be adopted.  These developments also could have a material adverse effect on our financial condition and results of operations.

Legacy Financial, a discontinued operation, was registered as a broker-dealer with, and was subject to regulation by, the SEC, FINRA, the Municipal Securities Rulemaking Board, and various state agencies.  This regulation covers matters such as capital requirements, recordkeeping and reporting requirements, and employee-related matters, including qualification and licensing of supervisory and sales personnel.  Any proceeding alleging violation of, or noncompliance with, laws and regulations applicable to Legacy Financial could harm its business and financial condition, and our results of discontinued operations.  As of September 29, 2008, Legacy Financial withdrew as a broker-dealer with FINRA, and FINRA approval of such withdrawal followed in January 2009.

Adverse changes in tax laws could diminish the marketability of most of our products, resulting in decreased revenue.

Under the Internal Revenue Code of 1986, as amended, income tax payable by policyholders on investment earnings is deferred during the accumulation period of most of the fixed annuity products that Legacy Marketing markets.  This favorable income tax treatment results in our policyholders paying no income tax on their earnings in the fixed annuity products until they take a cash distribution.  We believe that the tax deferral features contained within the fixed annuity products that Legacy Marketing markets give our products a competitive advantage over other non-insurance investment products where income taxes may be due on current earnings.  If the tax code is revised to reduce the tax-deferred status of annuity products or to increase the tax-deferred status of competing non-insurance products, our business could be adversely impacted because our competitive advantage could be weakened.  If the tax code is revised to change existing estate tax laws, our business could be adversely affected.  We cannot predict other future tax initiatives that the federal government may propose that may affect us.

We operate in an industry in which there is significant risk of litigation.  Substantial claims against us could diminish our financial condition or results of operation.

As a professional services firm primarily engaged in the marketing of fixed annuity products, we encounter litigation in the normal course of business.  Although it is difficult to predict the ultimate outcome of these cases, management believes, based on discussions with legal counsel, that the ultimate disposition of these claims will not have a material adverse effect on our financial condition, cash flows or results of operations.  In addition, companies in the insurance industry have been subject to substantial claims involving sales practices, agent misconduct, failure to properly supervise agents, and other matters in connection with the sale of fixed annuities.  Increasingly, these lawsuits have resulted in the award of substantial judgments, including material amounts of punitive damages that are disproportionate to the actual damages.  In some states juries have substantial discretion in awarding punitive damages that creates the potential for material adverse judgments in litigation.  If any similar lawsuit or other litigation is brought against us, such proceedings may materially harm our business, financial condition, or results of operations.

Unresolved Staff Comments

We received comments to our Form 10-K filed on March 31, 2009 and Form 10-K/A filed on April 30, 2009 and October 19, 2009 from the SEC in a letter dated December 17, 2009.  We responded to the SEC’s letter on January 21, 2010 and indicated that applicable information will be disclosed in future filings.  To the extent such revisions affected information contained in this proxy statement, we have revised this proxy statement where appropriate and may need to disclose further information if further comments are received from the SEC.

Legacy Properties

Legacy is a new Delaware corporation formed solely for the purpose of facilitating the Reorganization and has no properties.

Regan Properties

We owned an office building in Rome, Georgia, which was used to accommodate some of Legacy Marketing’s operating activities.  We financed the property with a mortgage loan, which totaled $2.6 million at December 31, 2007.  On October 17, 2007, we entered into a lease with Perot Systems whereby Perot Systems leased our offices in Rome, Georgia, for a ten-year term at an initial rental price of $8.00 per square foot (a lease amount of approximately $300,000 per year).  On May 23, 2008, the Company sold its office building in Rome, Georgia for $3.5 million for a gain of $214,000.  Net proceeds from the sale of the building were used to repay the mortgage on the property, the outstanding balance of which was $2.6 million.  As a result of the sale, the lease with Perot Systems was terminated.

We currently lease an office building in Petaluma, California, which serves as the principal executive offices of Legacy Marketing.

Legacy Legal Proceedings

Legacy is a new Delaware corporation formed solely for the purpose of facilitating the Reorganization and has no legal proceedings.

Regan Legal Proceedings

We are involved in various claims and legal proceedings arising in the ordinary course of business.  Although it is difficult to predict the ultimate outcome of these cases, we believe that the ultimate disposition of these claims will not have a material adverse effect on our financial condition, cash flows or results of operations.

Directors and Executive Officers

Set forth below is certain information about our current directors and executive officers.

Name and Age	Principal Occupation	Director Since
Lynda L. Pitts 61 years old	Ms. Pitts has served as Chairman of the Board and Chief Executive Officer of the Company since 1992. She was Senior Vice President and Treasurer of the Company from 1990 to 1992.	1990
R. Preston Pitts 58 years old

Mr. Pitts served as Chief Financial Officer of the Company from 1994 to 1997, has served as President and Secretary of the Company since 1997, and as President, Secretary and Chief Operating Officer of the Company since 1998.  As of April 19, 2004, he became interim Chief Financial Officer of the Company.  Prior to joining the Company, he owned Pitts Company, a certified public accounting firm specializing in services for insurance companies, served as a financial officer for United Family Life Insurance Company and American Security Insurance Group, both Fortis-owned companies, and was an Audit Manager for Ernst & Young.

		1995

Ute Scott-Smith 49 years old	Ms. Scott-Smith, ChFC, has run her own financial services business since January 2003. She also served as Senior Vice-President of the Company from 1990 to April of 1997.	1997
Dr. Donald Ratajczak 66 years old

Dr. Ratajczak is a consulting economist.  Prior to April 1, 2003, he was the Chief Executive Officer and Chairman of the Board of Brainworks Ventures, Inc. until its merger with Assurance America Corp.  Since then, he has served as a director of the combined entity.  From 1973 until his retirement in June 2000, Dr. Ratajczak was Director of the Economic Forecasting Center in the J. Mack Robinson College of Business of Georgia State University.  Prior to founding the Center in 1973, Dr. Ratajczak was Director of Research for the UCLA Business Forecasting Project.  Dr. Ratajczak also serves as a director of Ruby Tuesday, Inc., Crown Craft, Citizens Trust Bank, and Assurance America.

2000
J. Daniel Speight, Jr. 52 years old

Mr. Speight was the Vice Chairman, Chief Financial Officer and a director of Flag Financial Corporation, a bank holding company, and of Flag Bank, a wholly owned subsidiary of Flag Financial from 1998 to 2006.  In 2006, Flag Financial Corporate was acquired by RBC Centura.  Mr. Speight has served as a managing principal in Bankers Capital Group LLC since 2006 to present.  He served of counsel for the law firm James, Bates, Pope & Spivey in Macon, Georgia from 2007 to 2009.  He is currently the Vice Chairman, Chief Operating Officer and Chief Financial Officer of State Bank and Trust Company located in Macon, Georgia.  He is a member of the State Bar of Georgia.

2000

Executive Officers

Lynda L. Pitts and R. Preston Pitts, both of whom are directors also serve as executive officers of the Company and are identified above.

Family Relationships

Lynda L. Pitts, Chairman of the Board and Chief Executive Officer of the Company, is married to R. Preston Pitts, President, Chief Operating Officer, Chief Financial Officer, Secretary and director of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who own more than 10% of the Company’s Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  The rules of the Securities and Exchange Commission require reporting persons to supply the Company with copies of these reports.

Based solely on its review of the copies of such reports received from reporting persons, the Company believes that with respect to the year ended December 31, 2008, all reporting persons timely filed the required reports.

Stock Ownership by Affiliates

The Company knows of no person who is the beneficial owner of more than five percent of any class of the Company’s outstanding Common Stock other than Lynda L. Pitts, Chairman of the Board and Chief Executive Officer of the Company, and R. Preston Pitts, President, Chief Operating Officer, Chief Financial Officer and Secretary, whose ownership is listed below.  The address for Lynda L. Pitts and R. Preston Pitts is 2090 Marina Avenue, Petaluma, California 94954.

The table on the following page shows the amount of Regan Series A Stock beneficially owned by the Company’s directors and executive officers and the directors and executive officers of the Company as a group.  The information set forth below is as of December 1, 2009.  No director or executive officer owns any Regan Series B Stock.

Security Ownership of Certain Beneficial Owners and Management

Title of class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Lynda L. Pitts, Director, Chairman of the Board & Chief Executive Officer	11,240,733	46.7%
Common Stock	R. Preston Pitts, Director, President, Chief Operating Officer, Chief Financial Officer and Secretary	816,266(1)	3.4%
Common Stock	Ute Scott-Smith, Director	380,000(2)	1.6%
Common Stock	J. Daniel Speight, Jr., Director	90,000(3)	0.4%
Common Stock	Donald Ratajczak, Director	90,000(3)	0.4%

All executive officers and directors as a group		12,616,999	52.4%

(1) Includes 75,000 shares issuable pursuant to stock options that are exercisable within 60 days. [1]
(2) Includes 80,000 shares issuable pursuant to stock options that are exercisable within 60 days.[1]
(3) Includes 90,000shares issuable pursuant to stock options that are exercisable within 60 days.[1]

1  Pursuant to the Reorganization Plan, all unexercised options to purchase Regan Common Stock will terminate at the effective time of the merger.

Related Party Transactions

Pursuant to the terms of the Amended and Restated Shareholder Agreement with Lynda L. Pitts, Chief Executive Officer of the Company and Chairman of the Company’s Board of Directors, upon the death of Ms. Pitts, the Company would have the option (but not the obligation) to purchase from Ms. Pitt’s estate all shares of Common Stock that were owned by Ms. Pitts at the time of her death, or were transferred by her to one or more trusts prior to her death.  In addition, upon the death of Ms. Pitts, her heirs would have the option (but not the obligation) to sell their inherited shares to the Company.  The purchase price to be paid by the Company shall be equal to 125% of the fair market value of the shares.  As of December 31, 2008, the Company believes that 125% of the fair market value of the shares owned by Ms. Pitts was equal to $562,000.  The Company has purchased life insurance coverage for the purpose of funding this potential obligation upon Ms. Pitts’ death.

On March 26, 2008, the Company entered into an agreement to exchange its asset based trailing commissions (“trail commissions”) with Legacy TM for a limited partnership interest in Legacy TM (the “Partnership”).  Subsequently, the Company sold a portion of its limited partnership interest – Class B interest – for $6.5 million in cash and retained an interest in the limited partnership – Class A interest.  The transaction closed on March 26, 2008.  The Class A limited partnership interest in the Partnership, retained by Legacy Marketing, includes the beneficial interest in 33 1/3% of the trail commission revenue received on those policies in effect on or prior to the closing date for the one year period subsequent to the closing date and all revenue associated with policies that become effective after the closing date.  The Company’s limited partnership interest is unencumbered.  Lynda Pitts, Chief Executive Officer, and R. Preston Pitts, President, Chief Operating Officer, Chief Financial Officer and Secretary of the Company, each of whom is also a director of the Company, are the general partners of the Partnership and together own all of the Class B interests in the Partnership.

On September 8, 2008, the Company issued a Line of Credit Promissory Note to Lynda Pitts, Chief Executive Officer and Preston Pitts, President, Chief Operating Officer, Chief Financial Officer and Secretary of the Company.  Pursuant to the Note, Lynda Pitts and Preston Pitts have advanced $225,000 in principal amount to the Company.  Interest on the unpaid principal accrues monthly at a rate of 6% per annum.  As of June 30, 2009, the note plus accrued interest was paid in full.

Currently, Donald Ratajczak, Ute Scott-Smith and J. Daniel Speight, Jr. are the only independent directors of the Company as defined by the New York Stock Exchange.

Market for Common Equity, Related Shareholder Matters and Issuer Purchases of Equity Securities

As of September 30, 2009, our Series A Common Stock was held by approximately 1,200 shareholders of record and our Series B Common Stock was held by approximately 2,200 shareholders of record.  There is no established public trading market for our stock.

Our Board may, at its sole discretion, declare and pay dividends on Regan Common Stock, subject to capital and solvency restrictions under California law.  To date, we have not paid any dividends on Regan Common Stock.  Our ability to pay dividends is dependent on the ability of our wholly-owned subsidiaries to pay dividends or make other distributions to us.  We do not anticipate paying dividends on any of our outstanding common stock in the foreseeable future.

Regan Common Stock became subject to the Exchange Act in November 1991 as a result of the issuance of shares of Series B Stock in connection with the acquisition of LifeSurance Corporation.  There has never been an active public trading market for Regan Common Stock.  Prior to December 31, 1992, Regan issued 5,935,094 shares of Series A Redeemable Common Stock at prices ranging from $1.00 to $2.25 per share.  This stock was issued in accordance with the terms of the 701 Asset Accumulator Program (the “701 Plan”) between Regan, its independent insurance producers and employees, and the Confidential Private Placement Memorandum and Subscription Agreement (the “Subscription Agreement”) between the Regan and certain accredited investors.  Under the terms of the 701 Plan and the Subscription Agreement, the Series A Redeemable Common Stock may be redeemed at the option of the holder after being held for two consecutive years, at a redemption price based upon current market value, subject to Regan’s ability to make such purchases under applicable corporate law.  In connection with the merger in 1991 between Regan and LifeSurance Corporation, 615,242 shares of Series B Redeemable Common Stock were authorized and issued in exchange for all of the outstanding stock of LifeSurance Corporation.  Under the merger agreement, the Series B Redeemable Common Stock may be redeemed by the holder in quantities of up to 10% per year, at a redemption price based upon current market value, provided that the redemption is in accordance with applicable corporate law.

In 1996, Regan began repurchasing shares of its Series A and Series B Redeemable Common Stock (collectively referred to as “Redeemable Common Stock”) and began voluntarily repurchasing shares of Regan Common Stock that are not redeemable at the option of the holder (“Non-Redeemable Common Stock”).  The repurchase prices of the Redeemable Common Stock and Non-Redeemable Common Stock are based on an independent appraisal of the fair market value of the shares.  The fair market value of the Non-Redeemable Common Stock is typically lower than that of the Redeemable Common Stock.  This difference in fair market values reflects the fact that Regan is not obligated to repurchase the Non-Redeemable Common Stock.  The prices paid for the Redeemable and Non-Redeemable Common Stock were as follows:

	Price Per Share
Appraisal Date	Redeemable Common Stock Series A	Redeemable Common Stock Series B	Non-Redeemable Common Stock
June 30, 2002	2.19	2.19	1.68
December 31, 2002	2.20	1.82	1.69
June 30, 2003	2.22	1.83	1.70
December 31, 2003	2.21	1.82	1.69
June 30, 2004	2.20	1.81	1.68
December 31, 2004	2.03	1.67	1.55
June 30, 2005	1.09	0.90	0.84
December 31, 2005	0.69	0.57	0.52
June 30, 2006	0.85	0.70	0.65
December 31, 2006	0.06	0.05	0.05

There were no stock repurchases in 2009, 2008 or 2007.  The Company is currently unable to redeem Redeemable Common Stock due to restrictions in California corporation law.

Description of Capital Stock

The authorized capital stock of Regan Holding Corp. consists of 45,000,000 shares of Series A Common Stock, no par value per share, and 615,242 shares of Series B Common Stock, no par value per share.  As of the record date, Series A Common Stock is held by approximately 1,200 holders of record and Series B Common Stock is held by approximately 2,200 holders of record.  There are approximately 23,525,000 shares of Series A Common Stock outstanding and approximately 550,000 shares of Series B Common Stock outstanding.  All of the Series B and approximately 3,248,000 of the shares of Series A Common Stock are redeemable at the option of the shareholders, subject to limitations by contract, under the certificate of incorporation and under applicable law.  Because Regan has not been permitted under California law to make distributions to its shareholders, no shares have been redeemed for several years.  The Regan Common Stock will be terminated and canceled following the Reorganization.  The following summary describes the material terms of our capital stock.

All holders of Regan Common Stock are entitled to share equally in dividends from funds legally available therefor when, as, and if declared by the Board, and upon our liquidation or dissolution, whether voluntary or involuntary, to share equally in all of our assets available for distribution to the common shareholders.  We may pay dividends in cash, property or shares of common stock, unless we are insolvent or the dividend payment would render us insolvent.  Each holder of Regan Common Stock is entitled to one vote for each share on all matters submitted to the shareholders, and shareholders are provided cumulative voting with respect to the election of directors.  Holders of Regan Common Stock do not have any preemptive right to acquire any of our authorized but unissued capital stock.  There is no redemption right, sinking fund provision, or right of conversion in existence with respect to Regan Common Stock.  All outstanding shares of Regan Common Stock are fully paid and non-assessable.  Generally, we may issue additional shares of Regan Common Stock without regulatory or shareholder approval, and common stock may be issued for cash or other property.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

See Appendix C.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Shareholder Proposals

The SEC rules relating to shareholder proposals to be included in a meeting of shareholders other than a regularly scheduled annual meeting require that, in order for a proposal be included in the proxy statement relating to such meeting, a shareholder must deliver a written copy of the proposal to our principal executive offices a reasonable time before we begin to print and send our proxy materials.  We have not held our 2009 annual meeting of shareholders, and the SEC rules relating to shareholder proposals to be included in an annual meeting of shareholders that has been changed by more than 30 days from the date of the previous year’s meeting require that, in order for a proposal be included in the proxy statement relating to such annual meeting, a shareholder must deliver a written copy of the proposal to our principal executive offices a reasonable time before we begin to print and send our proxy materials for our annual meeting.  To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested.  Proposals must comply with our bylaws relating to shareholder proposals in order to be included in our proxy materials.

It is our policy that any shareholder proposal to be made at a shareholders’ meeting, but which is not requested to be included in our proxy materials, must be delivered to the Secretary of the Company between 30 and 60 days prior to such meeting; provided, however, that if less than 31 days’ notice of the meeting is given to shareholders, the notice must be delivered within 10 days following the day on which notice of the meeting was mailed to shareholders.

Shareholder Communications

The Board has implemented a process for shareholders to send communications to the Board.  Any shareholder desiring to communicate with the Board, or with specific individual directors, may so do by writing to Regan Holding Corp., R. Preston Pitts, Corporate Secretary, 2090 Marina Avenue, Petaluma, California 94954.  The Secretary has been instructed by the Board to promptly forward all such communications to the addressees indicated thereon.

Other Matters

Our Board knows of no other matters that may be brought before the meeting.  If, however, any matter other than the election of directors, or matters incidental to the election of directors, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.  If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly.  An envelope has been provided for that purpose.  No postage is required if mailed in the United States.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

	Year Ended December 31,
	2008	2007	2006	2005	2004
Selected Income Statement Data:
Total revenue	19,140,000	19,867,000	25,845,000	24,857,000	34,009,000
Income (loss) from continuing operations	488,000	(9,349,000)	(4,658,000)	(11,248,000)	(5,908,000)

Earnings (loss) from continuing operations
per share - basic:	0.02	(0.39)	(0.19)	(0.46)	(0.25)

Earnings (loss) from continuing operations
per share - diluted:	0.02	(0.39)	(0.19)	(0.46)	(0.25)

Selected Balance Sheet Data:
Total assets	5,046,000	20,463,000	27,694,000	30,400,000	47,618,000
Total non current liabilities	7,394,000	18,090,000	18,745,000	13,540,000	19,548,000
Redeemable common stock	5,897,000	5,897,000	5,897,000	6,219,000	7,486,000
Cash dividends declared	-	-	-	-	-
Selected Operating Data:
Total fixed premium placed inforce (1)	374 million	410 million	508 million	480 million	800 million

(1) When a policyholder remits a premium payment with an accurate and completed application for an insurance policy, the policy is placed inforce.  Inforce premium and policies are statistics of our carriers but are factors that directly affect our revenue.

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet as of September 30, 2009 (the “Pro Forma Balance Sheet”), and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2008 and the nine months ended September 30, 2009 (the “Pro Forma Statements of Operations”), show the pro forma effect of the Reorganization.  Pro forma adjustments to the Pro Forma Balance Sheet are computed as if the Reorganization occurred at September 30, 2009, while the pro forma adjustments to the Pro Forma Statements of Operations are computed as if the Reorganization were consummated on January 1, 2008 in the case of the Statement of Operations for the year ended December 31, 2008 and on January 1, 2009 in the case of the nine months ended September 30, 2009.  The following financial statements do not reflect any anticipated cost savings that may be realized by The Legacy Alliance, Inc. (“Legacy”) after consummation of the Reorganization.

The pro forma information does not purport to represent what Legacy’s results of operations actually would have been if the Reorganization had occurred on any of the dates indicated above.

Pro Forma Consolidated Financial Statements (Unaudited)

The following unaudited pro forma consolidated balance sheets as of September 30, 2009 and December 31, 2008 and the unaudited pro forma consolidated income statements for the year ended December 31, 2008, and the nine months ended September 30, 2009, give effect to the following:

•

We have assumed that the merger occurred as of September 30, 2009 and December 31, 2008, respectively, for the purposes of the consolidated balance sheets, and as of January 1, 2008 and January 1, 2009 with respect to the consolidated income statements for the year ended December 31, 2008, and the nine months ended September 30, 2009, respectively.

•

We have assumed that a total of approximately 1,800,000 common stock fractional shares are cashed out in the merger at a price of $0.10 per share for a total of $180,000.

•

We have assumed that all of the cash required to consummate the merger will be provided from a combination of a capital contribution of $10,000 and a loan of $170,000 at an annual simple interest rate of 6%.

•

We have adjusted for anticipated annual cost savings, estimated to be approximately $503,000 (this excludes the $207,000 in estimated annual time-savings). For the year ended December 31, 2008, $394,000 (adjusted for lower SOX expense) and $377,000 for the nine months ended September 30, 2009. The applicable incremental federal income tax rate is based on an effective federal and state tax rate of 9.70% and 10.33% (after utilization of federal NOL carryforwards and related valuation allowance adjustments) for the year ended December 31, 2008 and nine months ended September 30, 2009, respectively. This is an estimate of the actual cost incurred in these periods for legal, accounting and other professional fees associated with the filing requirements under the Securities Exchange Act. This adjustment is not a prediction of future results. No adjustment is made for employee overhead, indirect or incidental expenses.

REGAN HOLDING CORP. AND SUBSIDIARIES
Pro Forma Consolidated Balance Sheet As of September 30, 2009

		Pro Forma
		Adjustments	Pro Forma
	Historical	(Unaudited)	Combined
Assets
Cash and cash equivalents	$ 1,208,000	$ -	$ 1,208,000
Trading investments	3,032,000	-	3,032,000
Accounts receivable, net of allowance of $29,000	360,000	-	360,000
Notes receivable, net of allowance of $20,000	210,000	-	210,000
Prepaid expenses and deposits	144,000	-	144,000
Current assets from discontinued operations	225,000	-	225,000
Total current assets	5,179,000	-	5,179,000
Net fixed assets	556,000	-	556,000
Building lease deposit	1,000,000	-	1,000,000
Other assets	27,000	-	27,000
Total non-current assets	1,583,000	-	1,583,000
Total assets	$ 6,762,000	$ -	$ 6,762,000

Liabilities, redeemable common stock, and shareholders' deficit
Liabilities
Accounts payable and accrued liabilities	$ 3,174,000	$ (331,000)	$ 2,843,000
Current portion of deferred compensation payable	425,000	-	425,000
Current portion of capital lease liabilities	49,000	-	49,000
Short-term borrowings	378,000	170,000	548,000
Current liabilities from discontinued operations	361,000	-	361,000
Total current liabilities	4,387,000	(161,000)	4,226,000
Deferred compensation payable	4,523,000	-	4,523,000
Deferred gain on sale of building	1,676,000	-	1,676,000
Capital lease liabilities, less current portion	121,000	-	121,000
Other liabilities	165,000	-	165,000
Total non-current liabilities	6,485,000	-	6,485,000
Total liabilities	10,872,000	(161,000)	10,711,000

Equity
Common stock	9,818,000	(3,656,000)	6,162,000
Capital surplus	6,650,000	3,486,000	10,136,000
Accumulated deficit	(20,578,000)	331,000	(20,247,000)
Total shareholders' deficit	(4,110,000)	161,000	(3,949,000)
Total liabilities, redeemable common stock, and shareholders' deficit	$ 6,762,000	$ -	$ 6,762,000

REGAN HOLDING CORP. AND SUBSIDIARIES
Pro Forma Consolidated Balance Sheet As of December 31, 2008

		Pro Forma
		Adjustments	Pro Forma
	Historical	(Unaudited)	Combined
Assets
Cash and cash equivalents	$ 628,000	$ -	$ 628,000
Trading investments	641,000	-	641,000
Accounts receivable, net of allowance of $0	447,000	-	447,000
Notes receivable, net of allowance of $0	175,000	-	175,000
Prepaid expenses and deposits	146,000	-	146,000
Current assets from discontinued operations	322,000	-	322,000
Total current assets	2,359,000	-	2,359,000
Net fixed assets	1,655,000	-	1,655,000
Building lease deposit	1,000,000	-	1,000,000
Other assets	32,000	-	32,000
Total non-current assets	2,687,000	-	2,687,000
Total assets	$ 5,046,000	$ -	$ 5,046,000

Liabilities, redeemable common stock, and shareholders' deficit
Liabilities
Accounts payable and accrued liabilities	$ 3,808,000	$ (347,000)	$ 3,461,000
Current portion of deferred compensation payable	1,181,000	-	1,181,000
Current portion of capital lease liabilities	69,000	-	69,000
Short-term borrowings	230,000	170,000	400,000
Current liabilities from discontinued operations	398,000	-	398,000
Total current liabilities	5,686,000	(177,000)	5,509,000
Deferred compensation payable	4,133,000	-	4,133,000
Deferred gain on sale of building	1,882,000	-	1,882,000
Capital lease liabilities, less current portion	64,000	-	64,000
Other liabilities	134,000	-	134,000
Total non-current liabilities	6,213,000	-	6,213,000
Total liabilities	11,899,000	(177,000)	11,722,000

Equity
Common stock	9,818,000	(3,656,000)	6,162,000
Capital surplus	6,650,000	3,486,000	10,136,000
Accumulated deficit	(23,321,000)	347,000	(22,974,000)
Total shareholders' deficit	(6,853,000)	177,000	(6,676,000)
Total liabilities, redeemable common stock, and shareholders' deficit	$ 5,046,000	$ -	$ 5,046,000

REGAN HOLDING CORP. AND SUBSIDIARIES
Pro Forma Consolidated Statement of Operations For the Nine Months Ended September 30, 2009

		Pro Forma
		Adjustments	Pro Forma
Revenue	Historical	(Unaudited)	Combined
Marketing allowances and commission overrides	$ 12,560,000	$ -	$ 12,560,000
Trailing commissions	196,000	-	196,000
Other revenue	2,360,000	-	2,360,000
Total revenue	15,116,000	-	15,116,000

Expenses
Selling, general and administrative (1)	10,171,000	(377,000)	9,794,000
Depreciation and amortization	1,266,000	-	1,266,000
Other	434,000	-	434,000
Total expenses	11,871,000	-	11,494,000

Operating income (loss)	3,245,000	-	3,622,000

Other income
Investment income, net	26,000	-	26,000
Interest expense	(39,000)	(8,000)	(47,000)
Total other (expense) income, net	(13,000)	-	(21,000)

Income before income taxes	3,232,000	-	3,601,000
Provision for (benefit from) income taxes	341,000	38,000	379,000

Income (loss) from continuing operations	2,891,000	-	3,222,000

Discontinued operations
Loss from operation of discontinued
segments: Legacy Financial Services, Values
Financial Network, and prospectdigital	(168,000)	-	(168,000)
(Benefit from) provision for income taxes	(20,000)	-	(20,000)

Loss from discontinued operations	(148,000)	-	(148,000)

Net income (loss) available for common shareholders	$ 2,743,000	$ 331,000	$ 3,074,000
Basic and diluted net income per share:
Income from continuing operations	$ 0.12		$ 644.40
Net income available for common shareholders	$ 0.11		$ 614.80
Weighted average shares outstanding used to compute
basic and diluted net income per share amounts	24,076,000	(24,071,000)	5,000

(1)

Assumes cost savings of $377,000 ($136,000 audit and accounting fees; $53,000 legal fees; $138,000 in internal compliance costs); $20,000 in SEC filings and shareholder costs; $24,000 Board of Director costs; and $6,000 in other costs. Tax provision adjustment is based on an effective federal and state tax rate of 10.33% (after utilization of federal NOL carryforwards and valuation allowance adjustments).

REGAN HOLDING CORP. AND SUBSIDIARIES
Pro Forma Consolidated Statement of Operations For the Twelve Months Ended December 31, 2008

		Pro Forma
		Adjustments	Pro Forma
Revenue	Historical	(Unaudited)	Combined
Marketing allowances and commission overrides	$ 7,676,000	$ -	$ 7,676,000
Trailing commissions	1,378,000	-	1,378,000
Sale of Legacy TM, LP Class B interest	6,500,000	-	6,500,000
Other revenue	3,586,000	-	3,586,000
Total revenue	19,140,000	-	19,140,000

Expenses
Selling, general and administrative (1)	13,543,000	(394,000)	13,149,000
Depreciation and amortization	3,852,000	-	3,852,000
Internal use software impairment loss	152,000	-	152,000
Other	789,000	-	789,000
Total expenses	18,336,000	-	17,942,000

Operating income (loss)	804,000		1,198,000

Other income
Investment income, net	377,000	-	377,000
Interest expense	(480,000)	(10,000)	(490,000)
Total other (expense) income, net	(103,000)	-	(113,000)

Income before income taxes	701,000	-	1,085,000
Provision for (benefit from) income taxes	213,000	37,000	250,000

Income (loss) from continuing operations	488,000		835,000

Discontinued operations
Loss from operation of discontinued
segments: Legacy Financial Services, Values
Financial Network, and prospectdigital	(695,000)	-	(695,000)
(Benefit from) provision for income taxes	(97,000)	-	(97,000)

Loss from discontinued operations	(598,000)		(598,000)

Net income (loss) available for common shareholders	$ (110,000)	$ 347,000	$ 237,000

Basic and diluted net income per share:
Income from continuing operations	$ 0.02		$ 167.00
Net income available for common shareholders	$ (0.00)		$ 47.40
Weighted average shares outstanding used to compute
basic and diluted net income per share amounts	24,076,000	(24,071,000)	5,000

(1)

Assumes cost savings of $394,000 ($182,000 audit and accounting fees; $70,000 legal fees; $75,000 in internal compliance costs); $27,000 in SEC filings and Shareholder costs; $32,000 in Board of Director costs; and $8,000 in other costs. Tax provision adjustment is based on an effective federal and state tax rate of 9.70% (after utilization of federal NOL carryforwards and related valuation allowance adjustments).

REGAN HOLDING CORP. AND SUBSIDIARIES
Consolidated Pro Forma Earnings to Fixed Charges
(Unaudited)
Pro Forma
			Pro Forma	Nine	Nine	Nine
	Year Ended	Year Ended	Year Ended	Months Ended	Months Ended	Months Ended
	12/31/2008	12/31/2007	12/31/2008	9/30/2009	9/30/2008	9/30/2009
Add
Pretax income	$ 6,000	$ (9,045,000)	$ 389,000	$ 3,064,000	$ 2,058,000	$ 2,296,000
Fixed charges	480,000	750,000	490,000	39,000	457,000	47,000
Interest expensed and capitalized
Amortization of capitalized interest
Distributed income of equity
investees
Share of per-tax losses of equity
investees for which charges
arising from guarantees are
included in fixed charges
Less
Interest capitalized
Preference security dividend
requirements
Minority interest in pretax income of subsidiaries that
have not incurred fixed
charges
Total Earnings	$ 486,000	$ (8,295,000)	$ 879,000	$ 3,103,000	$ 2,515,000	$ 2,343,000

Fixed Charges
Interest expensed and capitalized	$ 480,000	$ 750,000	$ 490,000	$ 39,000	$ 457,000	$ 47,000
Amortized premiums, discounts,
and capitalized expenses
Interest within rental expense
Preference security dividend
requirements of consolidated
subsidiaries
Total Fixed Charges	$ 480,000	$ 750,000	$ 490,000	$ 39,000	$ 457,000	$ 47,000

Ratio of earnings to fixed charges	101%	-1106%	179%	7956%	550%	4985%

REGAN HOLDING CORP. AND SUBSIDIARIES
Pro Forma Book Value Per Share
As of September 30, 2009

		Pro Forma
		Adjustments	Pro Forma
	Historical	(Unaudited)	Combined
Equity
Common stock	9,818,000	(3,656,000)	6,162,000
Capital surplus	6,650,000	3,486,000	10,136,000
Accumulated deficit	(20,578,000)	331,000	(20,247,000)
Total equity	(4,110,000)	161,000	(3,949,000)

Outstanding shares as of September 30, 2009	24,076,000	(24,071,000)	5,000
Book value per share as of September 30, 2009	($0.17)		($789.80)

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC.  Copies of these reports and other information may be inspected and copied at the SEC’s public reference facilities located at Station Place, 100 F Street, N.E., Washington, D.C. 20549.  Copies of these reports and other information can also be obtained by mail at prescribed rates from the SEC at the address provided above, via telephone at 1-800-SEC-0330, or via the SEC’s website at www.sec.gov.

We have filed a Schedule 13E-3 under the Exchange Act in connection with the Reorganization.  This proxy statement does not contain all the information contained in the Schedule 13E-3 because certain portions have been omitted in accordance with SEC rules and regulations.  The Schedule 13E-3 is available at the SEC for inspection and copying as described above.

APPENDIX A-1

AGREEMENT AND PLAN OF MERGER

A-1-1

AGREEMENT AND PLAN OF MERGER

between

REGAN HOLDING CORP.

and

THE LEGACY ALLIANCE INC.

Dated as of December 1, 2009

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INDEX OF DEFINED TERMS

Term Defined in Section
1998 Stock Option Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.2(b)
Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Recitals
California Commissioner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.1(a)
California Securities Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.1(a)
Certificate of Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.3
Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.4(b)
CGCL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.1
Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.2
Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Recitals
Conversion Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.2
DGCL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Recitals
Dissenting Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.6
Effective Time . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.3
Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.4(a)
Exchange Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.4(a)
Governmental Entity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6.1(c)
Hearing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.1(a)
Hearing Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.1(a)
Legacy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Preamble
Legacy Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4.2
Legacy Stockholder Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . .	Recitals
Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Recitals
Merger Consideration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.2
Permit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.1(b)
Permit Application . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.1(a)
Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.4(g)
Producer Stock Option Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.2(a)
Proxy Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.1(a)(ii)
Regan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Preamble
Regan Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Recitals
Regan Series A Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Recitals
Regan Series B Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Recitals
SEC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.2(b)
Securities Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.4(a)
Shareholders Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.2(a)
Surviving Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.1

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AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated December 1, 2009, is entered into between Regan Holding Corporation, a California corporation (“Regan”) and The Legacy Alliance Inc., a Delaware corporation (“Legacy”).

W I T N E S S E T H :

WHEREAS, the respective Boards of Directors of Regan and Legacy have determined that a business combination between Regan and Legacy is advisable and in the best interests of their respective companies and stockholders in order to advance each of their long-term business interests;

WHEREAS, the respective Boards of Directors of Regan and Legacy have approved the merger of Regan with and into Legacy as set forth below (the “Merger”) upon the terms and subject to the conditions set forth in this Agreement and Plan of Merger (this “Agreement”), whereby each issued and outstanding share of Series A common stock, no par value per share, of Regan (“Regan Series A Common Stock”) and each issued and outstanding share of Series B common stock, no par value per share, of Regan (“Regan Series B Common Stock” and, together with Regan Series A Common Stock, “Regan Common Stock”), other than shares owned directly or indirectly by Regan or Legacy will be converted into shares of Legacy Common Stock (defined below) in accordance with the provisions of Article II of this Agreement;

WHEREAS, for United States federal income tax purposes, the Merger is intended to qualify as a reorganization under the provisions of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and that this Agreement will be, and is hereby adopted, as a Plan of Reorganization for the purposes of Section 368(a) of the Code;

WHEREAS, the Board of Directors of Regan has (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and fair to, and in the best interests of, Regan and its shareholders, (ii) adopted this Agreement and the transactions contemplated hereby, including the Merger, (iii) directed that this Agreement be submitted to Regan’s shareholders for their approval and (iv) resolved to recommend that Regan’s shareholders approve this Agreement;

WHEREAS, the Board of Directors of Legacy has (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and fair to, and in the best interests of, Legacy and its stockholders, (ii) adopted this Agreement and the transactions contemplated hereby, including the Merger, (iii) submitted this Agreement to Legacy’s stockholders for their approval and (iv) recommended that Legacy’s stockholders approve this Agreement;

WHEREAS, Legacy’s stockholders have approved this Agreement and the Merger by unanimous written consent (the “Legacy Stockholder Consent”) pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”); and

WHEREAS, Regan and Legacy desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe certain conditions to the Merger.

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NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Regan and Legacy hereby agree as follows:

ARTICLE I
THE MERGER

SECTION 1.1

The Merger.  Upon the terms and subject to the conditions set forth in this Agreement, the California General Corporation Law (the “CGCL”) and the DGCL, Regan will be merged with and into Legacy at the Effective Time (as defined in Section 1.3) of the Merger.  Following the Merger, the separate corporate existence of Regan will cease, and Legacy will continue as the surviving corporation (the “Surviving Corporation”) and will succeed to and assume all the rights and obligations of Regan in accordance with the CGCL and the DGCL.

SECTION 1.2

Closing.  The closing of the Merger will take place at 10:00 a.m. Pacific Time on a date to be specified by the parties which will be no later than the second business day after the satisfaction or waiver of the conditions set forth in Article VI (the “Closing Date”) at the offices of Dewey & LeBoeuf LLP, 333 South Grand Avenue, 26th Floor, Los Angeles, California 90071-1530, unless another date or place is agreed to in writing by the parties hereto.

SECTION 1.3

Effective Time.  On the Closing Date, the parties will execute and file in the office of the Secretary of State of the State of Delaware a certificate of merger (the “Certificate of Merger”) executed in accordance with the DGCL and will make all other filings or recordings, if any, required under the DGCL and Section 1108(d) of the CGCL.  The Merger will become effective at the time of filing of the Certificate of Merger with the Secretary of State of the State of Delaware, or at such later time as is agreed upon by the parties hereto and set forth therein (such time as the Merger becomes effective is referred to herein as the “Effective Time”).

SECTION 1.4

Effects of the Merger.  At the Effective Time, the Merger shall have the effects set forth in this Agreement and in the applicable provisions of the CGCL and the DGCL.  Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Regan and Legacy shall vest in the Surviving Corporation, and all debts, liabilities and duties of Regan and Legacy shall become the debts, liabilities and duties of the Surviving Corporation.

SECTION 1.5

Certificate of Incorporation and Bylaws of the Surviving Corporation.

(a)

Certificate of Incorporation.  At the Effective Time, the Certificate of Incorporation of Legacy as in effect immediately prior to the Effective Time will become the Certificate of Incorporation of the Surviving Corporation.  Thereafter, the Certificate of Incorporation of the Surviving Corporation may be amended as provided therein and as permitted by the DGCL and this Agreement.

(b)

Bylaws.  At the Effective Time, the Bylaws of Legacy as in effect immediately prior to the Effective Time will become the Bylaws of the Surviving Corporation, and thereafter may be amended as provided therein and as permitted by the DGCL and this Agreement.

SECTION 1.6

Directors.  The directors of Regan immediately prior to the Effective Time will become the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

SECTION 1.7

Officers.  The officers of Regan immediately prior to the Effective Time will become the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

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ARTICLE II
EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT
CORPORATIONS; EXCHANGE OF CERTIFICATES

SECTION 2.1

Cancellation of Treasury Stock.  As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Regan Common Stock, each share of Regan Common Stock issued and held, immediately prior to the Effective Time, in Regan’s treasury, will automatically be cancelled and retired and will cease to exist without any conversion thereof and no payment or distribution shall be made with respect thereto.

SECTION 2.2

Conversion of Regan Common Stock.  As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Regan Common Stock, subject to this Section 2.2 and Section 2.3(f), each share of Regan Common Stock issued and outstanding immediately prior to the Effective Time (in each case other than shares to be cancelled in accordance with Section 2.1 and any Dissenting Shares (as defined in Section 2.6)) will be converted into one-four thousand five hundredth (1/4500) (the “Conversion Ratio”) duly authorized, validly issued and nonassessable shares of Legacy Common Stock (the “Merger Consideration”); provided, however, that, in any event, if between the date of this Agreement and the Effective Time, the outstanding shares of Legacy Common Stock will have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, then the Conversion Ratio will be correspondingly adjusted to the extent appropriate to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares.  As of the Effective Time, all such shares of Regan Common Stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and each holder of a certificate which immediately prior to the Effective Time represented outstanding shares of Regan Common Stock will cease to have any rights with respect thereto, except the right to receive the Merger Consideration.

SECTION 2.3

Regan Stock Options.  As soon as practicable Regan shall take any and all action necessary so that all options or other rights to acquire shares of Regan Common Stock, or any other securities of Regan pursuant to the terms of the Producer Stock Option Plan, 1998 Stock Option Plan or any other option plan of Regan (each, a “Regan Stock Option”), shall become fully vested and exercisable.  Regan shall provide appropriate notice to all holders of Regan Stock Options that (a) all their Regan Stock Options are fully vested and exercisable and (b) all their Regan Stock Options will terminate if not exercised prior to the Effective Time.  Regan shall take any and all action necessary so that all Regan Stock Options remaining unexercised immediately prior to the Effective time expire and/or terminate at the Effective Time.  The Surviving Corporation shall not assume any Regan Stock Options or other rights to acquire securities of Regan.

SECTION 2.4

Exchange of Certificates.

(a)

Exchange Agent.  From and after the Effective Time, the Surviving Corporation will make available to a bank or trust company designated by Legacy and reasonably satisfactory to Regan (the “Exchange Agent”), for the benefit of the holders of shares of Regan Common Stock for exchange in accordance with this Article II, through the Exchange Agent, certificates evidencing such number of shares of Legacy Common Stock issuable to holders of Regan Common Stock in the Merger pursuant to Section 2.2.  The Exchange Agent will, pursuant to irrevocable instructions, deliver Legacy Common Stock contemplated to be issued pursuant to Section 2.2 and the cash in lieu of fractional shares of Legacy Common Stock to which such holders are entitled to pursuant to Section 2.4(f) hereof.

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(b)

Exchange Procedures.  As promptly as practicable after the Effective Time, the Surviving Corporation will cause the Exchange Agent to mail to each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Regan Common Stock (the “Certificates”) (i) a letter of transmittal (which will be in customary form and will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon proper delivery of the Certificates to the Exchange Agent) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates evidencing shares of Legacy Common Stock, or cash in lieu of fractional shares of Legacy Common Stock to which such holder is entitled pursuant to Section 2.4(f) hereof.

(c)

Exchange of Certificates.  Upon surrender to the Exchange Agent of a Certificate for cancellation, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may be reasonably required pursuant to such instructions, the holder of such Certificate will be entitled to receive in exchange therefor a certificate representing that number of whole shares of Legacy Common Stock which such holder’s shares of Regan Common Stock have been converted into pursuant to this Article II (and any cash in lieu of any fractional shares of Legacy Common Stock to which such holder is entitled pursuant to Section 2.4(f) and any dividends or other distributions to which such holder is entitled pursuant to Section 2.4(d)), and the Certificate so surrendered will forthwith be cancelled.  In the event of a transfer of ownership of shares of Regan Common Stock which is not registered in the transfer records of Regan, shares of Legacy Common Stock, cash in lieu of any fractional shares of Legacy Common Stock to which such holder is entitled pursuant to Section 2.4(f) and any dividends or other distributions to which such holder is entitled pursuant to Section 2.4(d) may be issued to a transferee if the Certificate representing such shares of Regan Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.  Until surrendered as contemplated by this Section 2.4, each Certificate will be deemed at all times after the Effective Time to represent only the right to receive upon such surrender the number of whole shares of Legacy Common Stock into which the shares of Regan Common Stock formerly represented thereby have been converted, cash in lieu of any fractional shares of Legacy Common Stock to which such holder is entitled pursuant to Section 2.4(f) and any dividends or other distributions to which such holder is entitled pursuant to Section 2.4(d).

(d)

Distributions with Respect to Unexchanged Shares.  No dividends or other distributions declared or made after the Effective Time with respect to Legacy Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to the shares of Legacy Common Stock represented thereby, and no cash payment in lieu of any fractional shares will be paid to any such holder pursuant to Section 2.4(f), until the holder of such Certificate will surrender such Certificate.  Subject to the effect of escheat, tax or other applicable laws, following surrender of any such Certificate, there will be paid to the holder of the certificates representing whole shares of Legacy Common Stock issued in exchange therefor, without interest, (i) promptly, the amount of any cash payable with respect to a fractional share of Legacy Common Stock to which such holder is entitled pursuant to Section 2.4(f) and the amount of dividends or other distributions with a record date after the Effective Time and theretofore paid with respect to such whole shares of Legacy Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions, with a record date after the Effective Time but prior to surrender and a payment date occurring after surrender, payable with respect to such whole shares of Legacy Common Stock.

(e)

No Further Rights in Regan Common Stock.  All shares of Legacy Common Stock issued upon conversion of the shares of Regan Common Stock in accordance with the terms hereof (including any cash paid pursuant to Section 2.4(d) or Section 2.4(f)) will be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Regan Common Stock.

(f)

No Fractional Shares.  No certificates or scrip for a fraction of a share of Legacy Common Stock will be issued in connection with the Merger, but in lieu thereof each holder of shares of Regan Common Stock who would otherwise be entitled to a fraction of a share of Legacy Common Stock pursuant to the provisions of Section 2.2 (after aggregating all fractional shares of Legacy Common Stock to which such holder is entitled) shall receive from the Surviving Corporation an amount of cash (rounded to the nearest whole cent) equal to the product of (i) such fraction, multiplied by (ii) $450.

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(g)

Termination of Exchange Agent Duties.  Any shares of Legacy Common Stock which remain undistributed to the holders of Regan Common Stock for six (6) months after the Effective Time will be delivered to the Surviving Corporation, upon demand, and any holders of Regan Common Stock who have not theretofore complied with this Article II will thereafter look only to the Surviving Corporation for the Merger Consideration, any cash in lieu of fractional shares of Legacy Common Stock to which they are entitled pursuant to Section 2.4(f) and any dividends or other distributions with respect to Legacy Common Stock to which they are entitled pursuant to Section 2.4(d).  Any Merger Consideration remaining unclaimed by holders of shares of Regan Common Stock as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity will, to the extent permitted by applicable law, become the property of the Surviving Corporation free and clear of any claims or interest of any person previously entitled thereto.  For the purposes of this Agreement, “Person” means any natural person, firm, individual, business trust, trust, association, corporation, partnership, joint venture, company, unincorporated entity or Governmental Entity.

(h)

No Liability.  Neither the Exchange Agent nor the Surviving Corporation will be liable to any holder of shares of Regan Common Stock for any such shares of Legacy Common Stock (or dividends or distributions with respect thereto) or cash delivered to a public official pursuant to any abandoned property, escheat or similar law.

(i)

Withholding Rights.  The Surviving Corporation will be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Regan Common Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law.  To the extent that amounts are so withheld by the Surviving Corporation, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the holder of the shares of Regan Common Stock in respect of which such deduction and withholding was made by the Surviving Corporation.

(j)

Lost Certificates.  If any Certificate will have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration, any cash in lieu of fractional shares of Legacy Common Stock to which the holders thereof are entitled pursuant to Section 2.4(f) and any dividends or other distributions to which the holders thereof are entitled pursuant to this Agreement.

(k)

Further Assurances.  If, at any time after the Effective Time, the Surviving Corporation will consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of Regan acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of Regan or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in such names and on such behalves or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out the purposes of this Agreement.

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SECTION 2.5

Stock Transfer Books.  At the Effective Time, the stock transfer books of Regan will be closed and there will be no further registration of transfers of shares of Regan Common Stock thereafter on the records of Regan.  From and after the Effective Time, the holders of Certificates representing shares of Regan Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such shares of Regan Common Stock, except as otherwise provided herein or by law.  On or after the Effective Time, any Certificates presented to the Exchange Agent or the Surviving Corporation for any reason will be converted into shares of Legacy Common Stock, any cash in lieu of fractional shares of Legacy Common Stock to which the holders thereof are entitled pursuant to Section 2.4(f) and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 2.4(d).

SECTION 2.6

Dissenting Shares.  Notwithstanding any provision of this Agreement to the contrary, shares of Regan Common Stock that are outstanding immediately prior to the Effective Time and which are held by shareholders who have exercised and perfected dissenters’ rights for such shares of Regan Common Stock in accordance with the CGCL (collectively, the “Dissenting Shares”) shall not be converted into or represent the right to receive shares of Legacy Common Stock and cash in lieu of fractional shares of Legacy Common Stock under this Article II.  Such shareholders shall be entitled to receive payment of the appraised value of such shares of Regan Common Stock held by them in accordance with the CGCL, unless and until such shareholders fail to perfect or effectively withdraw or otherwise lose their dissenters’ rights under the CGCL.  All Dissenting Shares held by shareholders who shall have failed to perfect or who effectively shall have withdrawn or lost their right to appraisal of such shares of Regan Common Stock under the CGCL shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive shares of Legacy Common Stock (and dividends or other distributions pursuant to Section 2.4(d), if any) and cash in lieu of fractional shares of Legacy Common Stock, without any interest thereon, upon the surrender, in the manner provided in Section 2.4(c) of the corresponding Certificate.  Prior to the Effective Time, Regan shall give Legacy prompt notice of any demands for appraisal received by Regan, withdrawals of such demands and any other related instructions served pursuant to the CGCL and received by Regan.  Regan shall not, except with prior written consent of Legacy, make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.  After the Effective Time, the Surviving Corporation shall direct all negotiations and proceedings with respect to demands for appraisal under the CGCL.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF REGAN

Regan hereby represents and warrants to Legacy as follows:

SECTION 3.1

Organization, Qualification, Etc.  Regan is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification.  The copies of Regan’s charter and bylaws which have been delivered to Legacy are complete and correct and in full force and effect on the date hereof.

SECTION 3.2

Capital Stock.  The authorized stock of Regan consists of one hundred million (100,000,000) shares of preferred stock, forty five million (45,000,000) shares of Regan Series A Common Stock and six hundred fifteen thousand two hundred forty-two (615,242) shares of Regan Series B Common Stock.  As of the date hereof, no shares of preferred stock, twenty three million five hundred twenty five thousand (23,525,000) shares of Regan Series A Common Stock and five hundred fifty thousand (550,000) shares of Regan Series B Common Stock are issued and outstanding.  All the outstanding shares of Regan Series A Common Stock and Regan Series B Common Stock have been validly issued and are fully paid and nonassessable.  There are no outstanding subscriptions, options, warrants, rights or other arrangements or commitments obligating Regan to issue any shares of its stock or any other securities other than:

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(a)

options or other rights to receive or acquire one hundred fifteen thousand (115,000) shares of Regan Series A Common Stock pursuant to the Regan Holding Corp. Producer Stock Award and Option Plan, as amended and restated effective July 13, 2001 (the “Producer Stock Option Plan”); and

(b)

rights to acquire one million seven hundred eighty-seven thousand (1,787,000) shares of Regan Series A Common Stock pursuant to the Regan Holding Corp. 1998 Stock Option Plan (the “1998 Stock Option Plan”), as amended and restated effective July 13, 2001.

SECTION 3.3

Authority.  Regan has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement and the consummation by Regan of the Merger and of the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Regan and no other corporate proceedings on the part of Regan are necessary to authorize this Agreement or to consummate such transactions, other than, with respect to the Merger, the adoption of this Agreement by the holders of a majority of the outstanding Regan Common Stock.  This Agreement has been duly executed and delivered by Regan and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding obligation of Regan, enforceable against Regan in accordance with its terms, except to the extent that enforceability:  (a) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general application affecting or relating to the enforcement of creditors’ rights generally; and (b) is subject to general principles of equity, whether considered in a proceeding at law or in equity.

SECTION 3.4

Consents and Approvals; No Violations.

(a)

Governmental Consents.  The execution, delivery and performance of this Agreement and the consummation by Regan of the transactions contemplated by this Agreement do not and will not require any filing or registration with, notification to, or authorization, permit, consent or approval of, or other action by or in respect of, any Governmental Entities other than (i) the filing of the Certificate of Merger and any other filings or recordings, if any, required under the DGCL and Section 1108(d) of the CGCL as contemplated by Section 1.3, (ii) obtaining the issuance of the Permit in accordance with Section 5.1 and (iii) compliance with any applicable requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”) and state securities laws.

(b)

No Violation; Other Consents.  The execution, delivery and performance of this Agreement and the consummation by Regan of the transactions contemplated by this Agreement do not and will not (i) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws of Regan or any similar organizational documents of any of its subsidiaries, (ii) assuming that the authorizations, consents and approvals referred to in Section 3.4(a) and Section 3.6 are obtained, violate any judgment, decision, decree, order, writ, preliminary or permanent injunction or decree of any Governmental Entity or law applicable to Regan, any of its subsidiaries or any of their properties or assets or (iii) in any material way, violate, conflict with, require consent pursuant to, result in a breach of, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or give rise to a right of, or result in, the termination, amendment, cancellation, modification, acceleration or the loss of a benefit under, or result in the creation of any lien upon any of the properties or assets of Regan or any of its subsidiaries under, any of the terms, conditions or provisions of any contract to which Regan or any of its subsidiaries is a party or by which any of its properties or assets may be bound.

SECTION 3.5

Opinion of Financial Advisor.  The Board of Directors of Regan has received the opinion of Taylor Consulting Group, Inc. dated the date of this Agreement, to the effect that, as of such date, the Merger Consideration is fair, from a financial point of view, to the shareholders of Regan, including both those shareholders who may have their shares redeemed for cash and those shareholders who may receive shares in Legacy.

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SECTION 3.6

Required Vote of Regan Shareholders.  The affirmative vote of the holders of a majority of the outstanding shares of Regan Common Stock (with the holders of Regan Series A Common Stock and the holders of Regan Series B Common Stock voting together as a single class) is required to approve the Merger.  No other vote of the shareholders of Regan is required by law, the Regan Certificate of Incorporation or Bylaws of Regan or otherwise in order for Regan to consummate the Merger and the transactions contemplated hereby.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF LEGACY

Legacy hereby represents and warrants to Regan as follows:

SECTION 4.1

Organization, Qualification, Etc.  Legacy is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification.  The copies of Legacy’s Certificate of Incorporation and Bylaws which have been made available to Regan are complete and correct and in full force and effect on the date hereof.  Legacy has no subsidiaries.  All the outstanding shares of capital stock of, or other ownership interests in, Legacy are validly issued, fully paid and nonassessable.  There are no existing options, rights of first refusal, preemptive rights, calls or commitments of any character relating to the issued or unissued capital stock or other securities of, or other ownership interests in, Legacy.

SECTION 4.2

Capital Stock.  The authorized capital stock of Legacy consists of 10,000 shares of Legacy common stock, par value $0.001 per share (the “Legacy Common Stock”).  The shares of Legacy Common Stock to be issued in the Merger will, when issued, be validly issued fully paid and nonassessable.  As of the date hereof, 22 shares of Legacy Common Stock are issued and outstanding.  All the outstanding shares of Legacy Common Stock have been validly issued and are fully paid and nonassessable.  As of the date hereof, there are no outstanding subscriptions, options, warrants, rights or other arrangements or commitments obligating Legacy to issue any shares of its capital stock.

SECTION 4.3

Authority.  Legacy has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement and the consummation by Legacy of the Merger and of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Legacy and no other corporate proceedings on the part of Legacy are necessary to authorize this Agreement by or to consummate such transactions, other than the Legacy Stockholder Consent.  This Agreement has been duly executed and delivered by Legacy and assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding obligation of Legacy enforceable against it in accordance with its terms, except to the extent that enforceability:  (a) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general application affecting or relating to the enforcement of creditors’ rights generally; and (b) is subject to general principles of equity, whether considered in a proceeding at law or in equity.

SECTION 4.4

Consents and Approvals; No Violations.

(a)

Governmental Consents.  The execution, delivery and performance of this Agreement and the consummation by Legacy of the transactions contemplated by this Agreement do not and will not require any filing or registration with, notification to, or authorization, permit, consent or approval of, or other action by or in respect of, any Governmental Entities other than (i) the filing of the Certificate of Merger and any other filings or recordings, if any, required under the DGCL and Section 1108(d) of the CGCL as contemplated by Section 1.3, (ii) obtaining the issuance of the Permit in accordance with Section 5.1 and (iii) compliance with any applicable requirements of the Securities Act, the Exchange Act and state securities laws.

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(b)

No Violation; Other Consents.  The execution, delivery and performance of this Agreement and the consummation by Legacy of the transactions contemplated by this Agreement do not and will not (i) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws of Legacy, (ii) assuming that the authorizations, consents and approvals referred to in Section 4.4(a) are obtained, violate any judgment, decision, decree, order, writ, preliminary or permanent injunction or decree of any Governmental Entity or law applicable to Legacy or any of its properties or assets or (iii) in any material way, violate, conflict with, require consent pursuant to, result in the breach of, constitute a default (or an event which, without due notice or lapse of time or both) under, or give rise to any right of or result in, the termination, amendment, cancellation, modification, acceleration or the loss of a benefit under, or result in the creation of any lien upon any of the properties or assets of Legacy under, any of the terms, conditions or provisions of any contract to which Legacy is a party or by which any of its properties or assets may be bound.

SECTION 4.5

Required Vote of Legacy Stockholders.  The affirmative vote of the holders of a majority of the outstanding shares of Legacy Common Stock is required to approve this Agreement and the Merger.  The holders of all of the outstanding shares of Legacy Common Stock have approved this Agreement and the Merger pursuant to the Legacy Stockholder Consent, and such Legacy Stockholder Consent remains in full force and effect.

ARTICLE V
COVENANTS

SECTION 5.1

Fairness Hearing and Permit; Proxy Material.

(a)

Permit Application.  As soon as practicable after the execution of this Agreement, (i) Legacy shall prepare, with the cooperation of Regan, the application for permit (the “Permit Application”) in connection with the Hearing (as defined below) and the notice sent to the holders of Regan Common Stock pursuant to, and meeting the requirements of, Article 2 of Subchapter 1 of the California Administrative Code, Title 10, Chapter 3, Subchapter 2, as amended (the “Hearing Notice”), concerning the hearing (the “Hearing”) held by the California Commissioner (as defined below) to consider the terms and conditions of this Agreement and the Merger and the fairness of such terms and conditions pursuant to Section 25142 of the California Corporate Securities Law of 1968, as amended, and the rules promulgated thereunder (the “California Securities Law”), and (ii) Regan shall prepare, with the cooperation of Legacy, a proxy statement relating to this Agreement and the transactions contemplated hereby, including any amendment or supplement thereto (the “Proxy Statement”).  Each of Regan and Legacy shall use its commercially reasonable efforts to cause the Permit Application, the Hearing Notice and the Proxy Statement to comply with all requirements of applicable federal and state securities laws.  Each of Regan and Legacy shall provide promptly to the other such information concerning its business and financial statements and affairs as, in the reasonable judgment of the providing party or its counsel, may be required or appropriate for inclusion in the Permit Application, the Hearing Notice or the Proxy Statement, or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate with the other’s counsel and auditors in the preparation of the Permit Application, the Hearing Notice and the Proxy Statement.  The Proxy Statement shall constitute both a disclosure document for the offer and issuance of the shares of Legacy Common Stock to be received by the holders of Regan Common Stock in the Merger and a proxy statement for solicitation of shareholder approval of the Merger.  Whenever any event occurs that is required to be set forth in an amendment or supplement to the Proxy Statement, Regan and Legacy shall cooperate in delivering any such amendment or supplement to all the holders of Regan Common Stock and filing any such amendment or supplement with the California Commissioner of Corporations (the “California Commissioner”) or its staff, the SEC and/or any other appropriate government officials.

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(b)

Permit.  Each of Legacy and Regan shall thereafter use its commercially reasonable efforts (i) to cause to be filed with the California Commissioner, as soon as practicable following the execution of this Agreement, the Permit Application, the Hearing Notice and the Proxy Statement (in each case accompanied by all exhibits and related documents) and (ii) to obtain, as soon as practicable following the execution of this Agreement, the permit approving the fairness of this Agreement and the Merger pursuant to Section 25121 of California Securities Law such that the issuance of Legacy Common Stock in connection with the Merger shall be exempt pursuant to Section 3(a)(10) of the Securities Act from the registration requirements of Section 5 of the Securities Act (the “Permit”).

(c)

Pre-Hearing Process.  As soon as permitted by the California Commissioner, Regan shall deliver by personal delivery or mail the Hearing Notice to all holders of Regan Common Stock entitled to receive such notice under California Securities Law.  Regan and Legacy shall notify each other promptly of the receipt of any comments from the California Commissioner or its staff and any request by the California Commissioner or its staff or any other government officials for amendments or supplements to any of the documents filed therewith or any other filing or for additional information and shall supply each other with copies of all correspondence between such party or any of its representatives, on the one hand, and the California Commissioner, or its staff or any other government officials, on the other hand, with respect to the filing.  Notwithstanding the foregoing, nothing herein shall be deemed to obligate any party to agree to any change or modification of the transactions contemplated by this Agreement on the date hereof in response to any comment, request or requirement of the California Commissioner or any other regulatory body.  As soon as practicable after the California Commissioner issues the Permit or such other time before the issuance of the Permit as may be permitted by the California Commissioner, Regan shall deliver by personal delivery or mail the Proxy Statement and a form of Letter of Transmittal to all holders of Regan Common Stock.  Regan shall not solicit, or authorize or permit any of Regan’s officers, directors, employees, shareholders, agents and other representatives to solicit, directly or indirectly, the vote or consent of any holder of Regan Common Stock in connection with the Merger in violation of any applicable federal or state securities laws.

(d)

Information Supplied—Permit.  The information relating to Regan and Legacy included in the Hearing Notice, the Permit Application and the Proxy Statement shall not, (i) on the date the Proxy Statement is first mailed to holders of Regan Common Stock, (ii) at the time of the Shareholders Meeting (as defined below) (or the effective date of any Regan shareholders’ action if by written consent) and (iii) at the Effective Time, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  Regan shall promptly advise Legacy, and Legacy shall promptly advise Regan, in writing if at any time prior to the Effective Time either Regan or Legacy shall obtain knowledge of any facts that might make it necessary or appropriate to amend or supplement the Hearing Notice, the Permit Application, and/or the Proxy Statement, in order to make the statements contained or incorporated by reference therein not misleading or to comply with applicable law.  Regan and Legacy shall cooperate in delivering any such amendment or supplement to all the holders of Regan Common Stock and filing any such amendment or supplement with the California Commissioner or its staff, the SEC and/or any other government officials.

(e)

Failure to Obtain the Permit.  If, for any reason, the California Commissioner notifies Legacy or Regan of the California Commissioner’s determination not to grant the Hearing, not to permit the mailing of the Hearing Notice and/or not to issue the Permit, and such notice becomes final and nonappealable, then this Agreement shall automatically terminate.

SECTION 5.2

Regan Shareholder Vote.

(a)

Shareholders Meeting.  Regan will take, in accordance with applicable Law and its certificate of incorporation and bylaws, all action necessary to convene a meeting of holders of Regan Common Stock (the “Shareholders Meeting”) as promptly as practicable after the issuance of the Permit by the California Commissioner, to consider and vote upon the adoption of this Agreement.  Subject to fiduciary obligations under applicable law, Regan’s Board of Directors shall recommend adoption of this Agreement to the holders of Regan Common Stock, such recommendation shall be included in the Proxy Statement and the Board of Directors of Regan shall take all lawful action to solicit such adoption of this Agreement and approval of the Merger and the other transactions contemplated by this Agreement by the holders of Regan Common Stock.

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(b)

Proxy Statement.  Regan shall use its reasonable best efforts to prepare and file, as promptly as practicable after the execution of this Agreement, the Proxy Statement in preliminary form with the United States Securities and Exchange Commission or the staff thereof (the “SEC”).  Regan and Legacy shall cooperate with each other in the preparation of the Proxy Statement and all amendments thereto.  Regan shall promptly notify Legacy of the receipt of all comments of the SEC with respect to the Proxy Statement and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to Legacy copies of all correspondence between Regan and/or any of its Representatives and the SEC with respect to the Proxy Statement.  Regan and Legacy shall each use its respective best efforts to promptly provide responses to the SEC with respect to all comments received on the Proxy Statement by the SEC and Regan shall cause the definitive Proxy Statement to be mailed as promptly as possible after the date the Permit is issued by the California Commissioner  and the SEC staff advises that it has no further comments thereon or that Regan may commence mailing the Proxy Statement.

(c)

Information Supplied.  Regan agrees, as to itself and its subsidiaries, that the Proxy Statement will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder.  Regan will cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder.

SECTION 5.3

Reasonable Best Efforts.  Subject to the other terms of this Agreement, each of the parties hereto shall use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement as promptly as practicable, including (i) the preparation and filing of all forms, registrations and notices required to be filed to consummate the transactions contemplated by this Agreement and the taking of such reasonable actions as are necessary to obtain any requisite approvals, consents, orders, exemptions or waivers by any third party or Governmental Entity.  Each party shall promptly consult with the other with respect to, provide any necessary information with respect to and provide the other (or its counsel) copies of, all filings made by such party with any Governmental Entity or any other information supplied by such party to a Governmental Entity in connection with this Agreement and the transactions contemplated by this Agreement.  Each party hereto shall promptly inform the others of any communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement.  If any party or affiliate thereof receives a request for additional information or documentary material from any such Governmental Entity with respect to the transactions contemplated by this Agreement, then such party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request.

SECTION 5.4

Public Announcements.  Unless otherwise required by applicable law or the requirements of any listing agreement with any applicable stock exchange, Legacy and Regan will each use their reasonable efforts to consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or any transaction contemplated by this Agreement and will not issue any such press release or make any such public statement prior to such consultation.

ARTICLE VI
CONDITIONS TO THE MERGER

SECTION 6.1

Conditions to the Obligations of Each Party.  The obligations of Regan and Legacy to consummate the Merger are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a)

Permit.  The Permit will have been issued by the California Commissioner.

(b)

Regan Shareholder Approval.  This Agreement will have been approved by the requisite affirmative vote of the shareholders of Regan in accordance with the Regan Amended and Restated Articles of Incorporation and the CGCL.

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(c)

No Injunction or Restraint.  No statute, rule, regulation, executive order, decree, preliminary or permanent injunction or restraining order will have been enacted, entered, promulgated or enforced by government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign (“Governmental Entity”) which prohibits the consummation of the transactions contemplated hereby..

(d)

Consents.  All consents and approvals of Governmental Entities or any Person necessary for consummation of the transactions contemplated hereby will have been obtained.

SECTION 6.2

Conditions to the Obligations of Legacy.  The obligations of Legacy to consummate the Merger are subject to the satisfaction or waiver by Legacy on or prior to the Closing Date of the following further conditions:

(a)

Performance of Covenants.  Regan will have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Effective Time.

(b)

Accuracy of Representations and Warranties.  The representations and warranties of Regan contained in this Agreement, to the extent qualified with respect to materiality shall be true and correct in all respects, and to the extent not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and at and as of the Effective time as if made at and as of such time, except as expressly contemplated by this Agreement and except that the accuracy of representations and warranties that by their terms speak as of the date of this Agreement or some other date will be determined as of such date.

(c)

Officer’s Certificate.  Legacy shall have received a certificate of an executive officer of Regan, dated as of the Closing Date, certifying that the conditions set forth in Section 6.2(a) and Section 6.2(b) have been satisfied.

(d)

Dissenting Shares.  Regan shall have taken all action necessary with respect to the rights of Dissenting Shares required pursuant to the CGCL, including the mailing of the notice required thereunder to any dissenting shareholders as soon as reasonably practicable after obtaining the approval of Regan shareholders required under Section 6.1(b), and on the Closing Date less than ten percent (10%) of the Regan Common Stock outstanding immediately prior to the Effective Time are Dissenting Shares or shall continue to have a right to exercise dissenters, appraisal or other similar rights under applicable law by virtue of the Merger.

SECTION 6.3

Conditions to the Obligations of Regan.  The obligations of Regan to consummate the Merger are subject to the satisfaction or waiver by Regan on or prior to the Closing Date of the following further conditions:

(a)

Performance of Covenants.  Legacy will have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Effective Time.

(b)

Accuracy of Representations and Warranties.  The representations and warranties of Legacy contained in this Agreement, to the extent qualified with respect to materiality shall be true and correct in all respects, and to the extent not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and at and as of the Effective time as if made at and as of such time, except as expressly contemplated by this Agreement and except that the accuracy of representations and warranties that by their terms speak as of the date of this Agreement or some other date will be determined as of such date.

(c)

Officer’s Certificate.  Regan shall have received a certificate of an executive officer of Legacy, dated as of the Closing Date, certifying that the conditions set forth in Section 6.3(a) and Section 6.3(b) have been satisfied.

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ARTICLE VII
TERMINATION, AMENDMENT AND WAIVER

SECTION 7.1

Termination or Abandonment.  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and abandoned at any time prior to the Effective Time, whether before or after any approval of the matters presented in connection with the Merger by the shareholders of Regan:

(a)

by the mutual written consent of Regan and Legacy;

(b)

by Regan, if there has been a material breach by Legacy of any representation, warranty, covenant or agreement set forth in this Agreement which breach (if susceptible to cure) has not been cured in all material respects within twenty (20) business days following receipt by Legacy of notice of such breach;

(c)

by Legacy, if there has been a material breach by Regan of any representation, warranty, covenant or other agreement set forth in this Agreement which breach (if susceptible to cure) has not been cured in all material respects within twenty (20) business days following receipt by Regan of notice of such breach;

(d)

by either Regan or Legacy, if (i) there is a law, rule or regulation that makes the consummation of the Merger illegal or otherwise prohibited or (ii) any judgment, injunction, order or decree of a court or other Governmental Entity of competent jurisdiction is entered that permanently restrains, enjoins or otherwise prohibits either Regan or Legacy from consummating of the Merger and such judgment, injunction, order or decree will have become final and nonappealable; or

(e)

by either Regan or Legacy, if (i) the Permit is not issued by the California Commissioner or (ii) Regan fails to obtain the affirmative vote of the holders of a majority of the outstanding shares of Regan Common Stock (with the holders of Regan Series A Common Stock and the holders of Regan Series B Common Stock voting together as a single class) approving the Merger.

The party desiring to terminate this Agreement pursuant to this Section 7.1 will give written notice of such termination to the other party, specifying the provision pursuant to which such termination is being effected.

SECTION 7.2

Effect of Termination.  If this Agreement is terminated pursuant to Section 7.1, then this Agreement will become void and have no effect with no liability or obligation on the part of Legacy or Regan, except that (a) the agreements contained in this Section 7.2, and Article VIII shall survive the termination hereof and (b) no such termination will relieve any party of any liability or damages resulting from any willful breach by that party of any of its representations, warranties, covenants or agreements set forth in this Agreement.

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ARTICLE VIII
GENERAL PROVISIONS

SECTION 8.1

Nonsurvival of Representations and Warranties; Survival of Certain Covenants.  None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement will survive the Effective Time.  All covenants shall survive in accordance with their terms.

SECTION 8.2

Notices.  All notices, requests, claims, demands and other communications under this Agreement will be in writing and will be deemed given if delivered personally or sent by mail (providing proof of delivery) to the parties at the following addresses (or at such address for a party as will be specified by like notice):

(a)

if to Regan, to:

2090 Marina Avenue

Petaluma, CA 94954

Attention:  Chief Executive Officer

(b)

if to Legacy, to:

2090 Marina Avenue

Petaluma, CA 94954

Attention:  President

SECTION 8.3

Counterparts.  This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

SECTION 8.4

Entire Agreement; No Third-Party Beneficiaries.  This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and, except for the provisions of Article II, are not intended to confer upon any person other than the parties any rights or remedies hereunder.

SECTION 8.5

Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement will be assigned, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

SECTION 8.6

Governing Law.  This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to any applicable conflicts of law.

SECTION 8.7

Enforcement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which they are entitled at law or in equity.

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SECTION 8.8

Submission to Jurisdiction.  Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the state court located within New Castle County, State of Delaware (or, in the case of any claim to which the federal courts have exclusive subject matter jurisdiction, the federal court sitting in the State of Delaware, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 8.2 shall be deemed effective service of process on such party.

SECTION 8.9

Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 8.10

Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, such provision will be interpreted to be only so broad as is enforceable.

SECTION 8.11

Headings.  Headings of the Articles and Sections of this Agreement are for convenience of the parties only, and will be given no substantive or interpretive effect whatsoever.

SECTION 8.12

Amendment.  This Agreement may be amended by the parties at any time before or after approval hereof by the shareholders of Regan; provided, however, that after such shareholder approval there shall not be made any amendment that by law requires further approval by the shareholders of Regan or Legacy without the further approval of such shareholders.  This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

 [SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Legacy and Regan have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

REGAN HOLDING CORP.

By:          s/ R. Preston Pitts

Name:

 R. Preston Pitts

Title:

 President

THE LEGACY ALLIANCE INC.

By:          s/ Lynda L. Pitts

Name:

 Lynda L. Pitts

Title:

 President

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APPENDIX A-2

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

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FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “First Amendment”), dated January 29, 2010, is entered into between Regan Holding Corporation, a California corporation (“Regan”) and The Legacy Alliance Inc., a Delaware corporation (“Legacy”).

WHEREAS, Regan and Legacy entered into that certain Agreement and Plan of Merger dated as of December 1, 2009 (the “Merger Agreement”);

WHEREAS, Section 8.12 of the Merger Agreement provides that at any time prior to the Effective Time, the Merger Agreement may be amended by the parties thereto;

WHEREAS, in accordance with Section 8.12 of the Merger Agreement, Regan and Legacy have agreed to amend the Merger Agreement to provide each holder of shares of Regan Common Stock receiving cash in lieu of fractional shares but not receiving any whole shares of Legacy Common Stock with a right to acquire a fraction of a share of Legacy Common Stock equal to the share fraction such holder would otherwise have been entitled had fractional shares been issued in the Merger; such right exercisable only in the event of a public offering by Legacy or the acquisition of Legacy by a public reporting company on or before the second anniversary of the Closing Date of the Merger;

WHEREAS, the respective Boards of Directors of Regan and Legacy have approved the merger of Regan with and into Legacy upon the terms and subject to the conditions of the Merger Agreement, as amended by this First Amendment (as so amended, the “Amended Merger Agreement”);

WHEREAS, the Board of Directors of Regan has (i) determined the Amended Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and fair to, and in the best interests of, Regan and its shareholders, (ii) adopted the Amended Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) directed that the Amended Merger Agreement be submitted to Regan’s shareholders for their approval and (iv) resolved to recommend that Regan’s shareholders approve the Amended Merger Agreement;

WHEREAS, the Board of Directors of Legacy has (i) determined that the Amended Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and fair to, and in the best interests of, Legacy and its stockholders, (ii) adopted the Amended Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) submitted the Amended Merger Agreement to Legacy’s stockholders for their approval and (iv) recommended that Legacy’s stockholders approve the Amended Merger Agreement;

WHEREAS, Legacy’s stockholders have approved the Amended Merger Agreement and the Merger by unanimous written consent pursuant to Section 228 of the Delaware General Corporation Law; and

NOW, THEREFORE, in consideration of the foregoing premises the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS TO THE MERGER AGREEMENT

Section 1.01.

The INDEX OF DEFINED TERMS is hereby amended to insert the following terms and section references as appropriate so that they appear in proper alphabetical order:

Term

Defined in Section

Public Acquisition ………………………………………………….….....2.4(f)

Public Offering …………………………………………………….……..2.4(f)

Right or Rights …………………………………………………….….….2.4(f)

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Section 1.02.

Section 2.4(f) of the Merger Agreement is hereby amended and superseded in all respects by the provisions of this First Amendment.  As amended and restated, Section 2.4(f) of the Merger Agreement reads in its entirety:

(f)

No Fractional Shares.  No certificates or scrip for a fraction of a share of Legacy Common Stock will be issued in connection with the Merger, but in lieu thereof each holder of shares of Regan Common Stock who would otherwise be entitled to a fraction of a share of Legacy Common Stock pursuant to the provisions of Section 2.2 (after aggregating all fractional shares of Legacy Common Stock to which such holder is entitled) shall receive from the Surviving Corporation an amount of cash (rounded to the nearest whole cent) equal to the product of (i) such fraction, multiplied by (ii) $450.  Each holder of shares of Regan Common Stock receiving pursuant to the preceding sentence cash in lieu of fractional shares but not receiving pursuant to Section 2.2 any whole shares of Legacy Common Stock shall receive a right (each a “Right” and collectively the “Rights”) to acquire a fraction of a share of Legacy Common Stock equal to the share fraction such holder would otherwise be entitled, at a price per share equal to $450.  No Rights shall be exercisable unless a Public Offering or a Public Acquisition occurs during the period ending on or before the two year anniversary of the Closing Date and if neither a Public Offering nor a Public Acquisition occurs prior to such two year anniversary, then all Rights shall terminate in full.  Legacy will provide reasonable advance notice to all holders of Rights of any Public Offering or Public Acquisition and permit the exercise of such Rights until the last Business Day prior to the Public Offering or Public Acquisition; provided that Legacy’s issuance of the fractional shares subject to the Rights shall be conditional upon the consummation of the Public Offering or Public Acquisition.  For purposes of this paragraph, “Public Offering” shall mean the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of shares of Legacy Common Stock for the account of Legacy to the public and “Public Acquisition” shall mean the closing of a merger or consolidation of Legacy with or into any other business entity that, prior to and immediately following the consummation of the merger or consolidation, is a public reporting company subject to the Exchange Act.  Each of Legacy and Regan hereby agree and acknowledge that each holder of a Right conveyed under this paragraph is an intended third party beneficiary of this paragraph, although not a direct party to this Agreement, with the right to seek to enforce the terms of this paragraph directly against Legacy in the event of a breach.

ARTICLE II

GENERAL PROVISIONS

Section 2.01.

Unless otherwise defined herein, all capitalized terms used in this First Amendment have the meanings given to them in the Merger Agreement.

Section 2.02.

On and after the date hereof, each reference in the Merger Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Merger Agreement, and each reference in any of the agreements or certificates to be delivered in connection with the Merger Agreement to the “Merger Agreement,” “thereunder,” “thereof” or words of like import referring to the Merger Agreement, shall mean and be a reference to the Merger Agreement as amended by this First Amendment.

Section 2.03.

The Merger Agreement as amended by this First Amendment constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, representations or other arrangements, whether express or implied, written or oral, of the parties in connection therewith except to the extent expressly incorporated or specifically referred to herein. In the event of a conflict between the respective provisions of the Merger Agreement and this First Amendment, the terms of this First Amendment shall control.

Section 2.04.

Except as specifically amended by the terms of this First Amendment, the terms and conditions of the Merger Agreement are and shall remain in full force and effect for all purposes.

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Section 2.05.

This First Amendment may be executed and delivered (including by facsimile transmission) in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 2.06.

All disputes, claims or controversies arising out of or relating to this First Amendment, or the negotiation, validity or performance of this First Amendment, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

Section 2.07.

This First Amendment shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this First Amendment, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this First Amendment, other than the provisions of Section 1.02 (which are intended to be for the benefit of the persons covered thereby or the persons entitled to certain rights thereunder and may be enforced by such persons).

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Legacy and Regan have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

REGAN HOLDING CORP.

By:          s/ R. Preston Pitts

Name:

 R. Preston Pitts

Title:

 President

THE LEGACY ALLIANCE INC.

By:          s/ Lynda L. Pitts

Name:

 Lynda L. Pitts

Title:

 President

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APPENDIX B

CALIFORNIA DISSENTERS’ RIGHTS STATUTE

CORPORATIONS CODE

TITLE 1.  CORPORATIONS

DIVISON 1.  GENERAL CORPORATION LAW

CHAPTER 13.  DISSENTERS’ RIGHTS

SECTION 1300.

Shareholder in short-form merger; Purchase at fair market value; “Dissenting shares;” “Dissenting shareholder.”

(a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b).  The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

(b) As used in this chapter, “dissenting shares” means shares which come within all of the following descriptions:

(1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the National Market System of the NASDAQ Stock Market, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

(2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

(3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

(4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

(c) As used in this chapter, “dissenting shareholder” means the recordholder of dissenting shares and includes a transferee of record.

SECTION 1301.

Notice to holder of dissenting shares of reorganization approval; Demand for purchase of shares; Contents of demand.

(a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, that corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of that approval, accompanied by a copy of Sections 1300, 1302, 1303, and 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder’s right under those sections.  The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.

(b) Any shareholder who has a right to require the corporation to purchase the shareholder’s shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase shares shall make written demand upon the corporation for the purchase of those shares and payment to the shareholder in cash of their fair market value.  The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause(A) or (B) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders’ meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

(c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what that shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger.  The statement of fair market value constitutes an offer by the shareholder to sell the shares at that price.

SECTION 1302.

Stamping or endorsing dissenting shares.

Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder’s certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase.  Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

SECTION 1303.

Dissenting shareholder entitled to agreed price with interest thereon; When price to be paid.

(a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement.  Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

(b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

SECTION 1304.

Action by dissenters to determine whether shares are dissenting shares or fair market value of dissenting shares or both; Joinder of shareholders; Consolidation of actions; Determination of issues; Appointment of appraisers.

(a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

(b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

(c) On the trial of the action, the court shall determine the issues.  If the status of the shares as dissenting shares is in issue, the court shall first determine that issue.  If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

SECTION 1305.

Duty and report of appraisers; Court’s confirmation of report; Determination of fair market value by court; Judgment and payment; Appeal; Costs of action.

(a) If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share.  Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court.  Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant.  If the court finds the report reasonable, the court may confirm it.

(b) If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.

(c) Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

(d) Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment.  Any party may appeal from the judgment.

(e) The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys’ fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of Section 1301).

SECTION 1306.

Prevention of payment to holders of dissenting shares of fair market value; Effect.

To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.

SECTION 1307.

Disposition of dividends upon dissenting shares.

Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

SECTION 1308.

Rights and privileges of dissenting shares; Withdrawal of demand for payment.

Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

SECTION 1309.

When dissenting shares lose their status.

Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:

(a) The corporation abandons the reorganization.  Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys’ fees.

(b) The shares are transferred prior to their submission for endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.

(c) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

(d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder’s demand for purchase of the dissenting shares.

SECTION 1310.

Suspension of proceedings for compensation or valuation pending litigation.

If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under Sections 1304 and 1305 shall be suspended until final determination of such litigation.

SECTION 1311.

Shares to which chapter inapplicable.

This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

SECTION 1312.

Attack on validity of reorganization or short-form merger; Rights of shareholders; Burden of proof.

(a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

(b) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder’s shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder’s shares pursuant to this chapter.  The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days’ prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.

(c) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.

SECTION 1313.

Conversion deemed to constitute reorganization for purposes of chapter.

A conversion pursuant to Chapter 11.5 (commencing with Section 1150) shall be deemed to constitute a reorganization for purposes of applying the provisions of this chapter, in accordance with and to the extent provided in Section 1159.

APPENDIX C

FINANCIAL STATEMENTS AND MANAGEMENT’S DISCUSSION
AND ANALYSIS FOR THE YEAR ENDED DECEMBER 31, 2008
AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

Regan Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis should be read in conjunction with our audited financial statements and related notes included herein.

Forward-Looking Statements

Certain statements contained in this document, including Management’s Discussion and Analysis of Financial Condition and Results of Operations that are not historical facts, constitute forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of Regan and its businesses to be materially different from that expressed or implied by such forward-looking statements.  These risks, uncertainties and factors include, among other things, the following: general market conditions and the changing interest rate environment; the interruption, deterioration, or termination of our relationships with the insurance carriers who provide our products or the agents who market and sell them; the ability to develop and market new products to keep up with the evolving industry in which we operate; increased governmental regulation, especially regulations affecting insurance, reinsurance, and holding companies; the ability to attract and retain talented and productive personnel; the ability to effectively fund our working capital requirements; and the risk of substantial litigation or insurance claims.

General Overview of Our Business

Regan is a holding company whose primary operating subsidiary is Legacy Marketing.

Legacy Marketing designs and markets fixed annuity products on behalf of certain unaffiliated insurance carriers in each of the United States, except Alabama and New York.  As of December 31, 2008, Legacy Marketing had marketing agreements with American National, Investors Insurance, OM Financial (Americom), and Washington National.  The marketing agreements grant Legacy Marketing the exclusive right to market certain fixed annuity products issued by these insurance carriers.  Legacy Marketing is responsible for recruiting agents, who have contracted with Legacy Marketing to sell these products, and are appointed with the applicable insurance carrier.  For these services, the insurance carriers pay Legacy Marketing commissions and marketing allowances.

Legacy Marketing also had administrative agreements with each of the insurance carriers listed above.  Effective October 17, 2007, Legacy Marketing entered into an agreement with a subsidiary of Perot Systems, whereby Legacy Marketing agreed to transfer its third party administration services function and certain employees who provide these services to Perot Systems in exchange for Perot Systems’ assumption of such administrative service functions.  As a result of this transaction, Legacy Marketing recognized a non-cash internal use software impairment charge of approximately $1.2 million in the fourth quarter of 2007.

On March 26, 2008, the Company entered into an agreement to exchange its asset based trailing commissions (“trail commissions”) with Legacy TM for a limited partnership interest in Legacy TM (the “Partnership”).  Subsequently, the Company sold a portion of its limited partnership interest – Class B interest – for $6.5 million in cash and retained an interest in the limited partnership – Class A interest.  The transaction closed on March 26, 2008.  The Class A limited partnership interest in the Partnership, retained by Legacy Marketing, includes the beneficial interest in 33 1/3% of the trail commission revenue received on those policies in effect on or prior to the closing date for the one year period subsequent to the closing date and all revenue associated with policies that become effective after the closing date.  The Company’s limited partnership interest is unencumbered.  Lynda Pitts, Chief Executive Officer, and R. Preston Pitts, President, Chief Operating Officer, Chief Financial Officer and Secretary of the Company, each of whom is also a director of the Company, are the general partners of the Partnership and together own all of the Class B interests in the Partnership.

A special committee of the Board of Directors of the Company comprising the independent directors, Ute Scott-Smith, J. Daniel Speight, Jr. and Donald Ratajczak, approved the amount of consideration.  In connection with the committee’s deliberations the Company obtained a fairness opinion from an independent third party stating that the total value of the transaction to the Company was within an acceptable range of estimated fair values of the future trail commission cash flows.  A portion of the proceeds was used to pay the $6 million note payable, to Washington National Insurance Company and interest accrued thereon.  The remainder of the proceeds was available for general corporate purposes.

On May 31, 2007, Regan and two of its subsidiaries, Legacy Financial Services Inc. (“Legacy Financial”) and Legacy Advisory Services Inc., entered into an agreement with Multi-Financial Securities Corporation whereby Legacy Financial Services transferred its registered representatives and customer accounts to Multi-Financial Securities Corporation.  Under the agreement, on September 28, 2007, Multi-Financial Securities Corporation paid Legacy Financial Services $1 million (11.5%) of the aggregate gross dealer concessions earned at Legacy Financial Services between May 1, 2006, and April 30, 2007, by those transferred representatives who were, as of the measurement date (as defined in the agreement), registered with Multi-Financial Securities Corporation and in good standing with the FINRA.  In addition, on each of the first four anniversary dates of the measurement date, subject to certain conditions, Multi-Financial Securities Corporation is obligated to pay Legacy Financial Services an amount representing up to four and a half percent (4.5%) of each transferred representative’s aggregate gross dealer concessions earned with Multi-Financial Securities Corporation during the one year period prior to such anniversary date.  As of December 31, 2008, Legacy Financial did not meet the specified terms in order to receive a second payment from Multi-Financial Securities Corporation and does not expect to receive any payments related to this agreement in the future.

Legacy Financial was registered as a broker-dealer with, and was subject to regulation by, the SEC

, FINRA, the Municipal Securities Rulemaking Board, and various state agencies.  As a result of federal and state broker-dealer registration and self-regulatory organization memberships, Legacy Financial was subject to regulation that covers many aspects of its securities business.  This regulation covers matters such as capital requirements, recordkeeping and reporting requirements, and employee-related matters, including qualification and licensing of supervisory and sales personnel.  Also, these regulations included supervisory and organizational procedures intended to ensure compliance with securities laws and prevent improper trading on material nonpublic information.  Rules of the self-regulatory organizations are designed to promote high standards of commercial honor and just and equitable principles of trade.  A particular focus of the applicable regulations concerns the relationship between broker-dealers and their customers.  As a result, many aspects of the broker-dealer customer relationship are subject to regulation, including “suitability” determinations as to customer transactions, limitations in the amounts that may be charged to customers, and correspondence with customers.  As of September 29, 2008 Legacy Financial withdrew as a broker-dealer registered with FINRA, and FINRA approval of such withdrawal followed in January 2009.

On January 25, 2007, prospectdigital LLC (“prospectdigital”), an indirect wholly owned subsidiary of Regan, sold certain of its assets, which primarily included fixed assets and other miscellaneous operating assets, to PD Holdings LLC (“PD Holdings”).  In addition, PD Holdings agreed to assume certain liabilities of prospectdigital.  The action was taken in a continuing effort to reduce Regan’s operating expenses, as prospectdigital continued to sustain losses through the date of sale.

Lynda Pitts, Chief Executive Officer, and R. Preston Pitts, President, Chief Operating Officer, Chief Financial Officer and Secretary of Regan, are the primary owners of PD Holdings.  In connection with the sale, we also entered into a service agreement with PD Holdings whereby subsidiaries of Regan will provide certain administrative services to PD Holdings for a fee equal to the cost of the services provided.

Prospectdigital received $116,000 in consideration of the sale, which was greater than the estimated fair value of the assets of prospectdigital being sold, as determined by a third-party independent valuation.  The amount of consideration was approved by the Board of Directors of Regan.

On July 20, 2006, Legacy Marketing entered into a credit agreement (the “Credit Agreement”) with Washington National Insurance Company (the “Lender”).  Pursuant to the terms of the Agreement, the Lender made a non-revolving multiple advance term loan (the “Term Loan”) to Legacy Marketing totaling $6.0 million.  On April 12, 2007, Legacy Marketing amended certain terms of the Agreement through the execution of Amendment No. 1 to the Credit Agreement (the Credit Agreement as so amended, the “Amended Agreement”) and (1) extended the final maturity of the loan under the Credit Agreement from April 1, 2012, to December 31, 2012; (2) changed certain of the requirements for mandatory prepayments under the Credit Agreement; (3) changed certain terms of the financial covenants specified in the Credit Agreement; and (4) revised certain definitions contained in the Credit Agreement.  On March 28, 2008, the balance due of $6.0 million, plus accrued interest, on the Credit Agreement was repaid.

On November 18, 2005, Regan sold its office buildings in Petaluma, California for $12.8 million.  Proceeds from the sale of the buildings were used to repay the mortgage on the properties, the outstanding balance of which was $6,962,518.04, and the remainder of the proceeds was allocated to working capital.  Regan and the third party buyer (the “Buyer”) further agreed to enter into a ten year lease agreement, concurrently with the sale of the buildings, whereby it leased back 71,612 square feet through March 14, 2007, and will continue to lease back 47,612 square feet for the remainder of the lease term.  The monthly base rent was $1.33 per square foot in 2008 and $1.29 per square foot in 2007 and will increase annually by three percent during the term of the lease, in addition to monthly taxes and operating expenses.

The results of our operations are generally affected by the conditions that affect other companies that market fixed annuity and life insurance products.  These conditions are increased competition, changes in the regulatory and legislative environments, and changes in general economic and investment conditions.

Recent Industry Developments

During the past few years, several proposals relating to our business have been made by federal and state agencies and legislative bodies and securities and insurance self-regulatory organizations.  As discussed below, a few of these proposals have become effective, and others may be made or adopted.

On December 18, 2008, the Securities and Exchange Commission (“SEC”) adopted Rule 151A which, if it becomes effective in its current form, would require certain fixed indexed annuity sales to be registered with the SEC.  In addition, under the rule registered fixed indexed annuities would only be able to be sold by Financial Industry Regulatory Authority (“FINRA”) registered broker-dealers and representatives.  As a result, fixed indexed annuity sales would be subject to regulation and oversight by both the SEC and FINRA.  In response to the rule's adoption, a coalition of insurance companies and insurance marketing organizations have filed suit to block the implementation of the rule. In addition, on February 17, 2009 the National Association of Insurance Commissioners (“NAIC”) and NCOIL (the association of state insurance regulators and a group representing state legislators) filed a petition with the U.S. Court of Appeals for the District of Columbia Circuit to block implementation of the rule.  On July 21, 2009 the U.S. Court of Appeals ruled that the SEC has the authority to classify indexed annuities as securities but that the SEC failed to properly consider the effect of the rule upon efficiency, competition, and capital formation. If the SEC can satisfy the court’s order and Rule 151A becomes effective in the form originally adopted, we could be adversely impacted as we would have to expand our distribution capabilities into broker dealers.  In a filing with the U.S. Court of Appeals on December 8, 2009, the SEC stated that Rule 151A would not become effective before two years after the completion of the proceedings.

FINRA has issued guidance to its members indicating that broker-dealers regulated by FINRA have certain responsibilities with respect to the offer and sale of equity-indexed annuities, including an obligation to determine the suitability of such products for their customers, regardless of whether equity-indexed annuities are deemed to be securities.  In addition, some state insurance regulators are considering whether additional suitability and disclosure regulations should be implemented with respect to all sales of fixed annuities, particularly with respect to senior citizens.

Also, in recent years, the existing U.S. insurance and financial regulatory frameworks have come under scrutiny.  Some state legislatures have considered laws that may alter or increase state regulation of insurance, reinsurance, and holding companies.  Moreover, the NAIC and state insurance regulators regularly re-examine existing laws and regulations, often focusing on modifications to holding company regulations, interpretations of existing laws and the development of new laws pertaining to fixed annuities.   Further, new accounting and actuarial proposals, including principles-based reserving, may be proposed and adopted. Changes in these laws and regulations or their interpretation could have a material adverse effect on our financial condition and results of operations.

Our core business consists of selling fixed annuity products, on behalf of insurance carriers, through a network of independent insurance producers (“Producers”).  If the initiatives undertaken by the SEC, FINRA or state insurance regulators with respect to equity indexed or other fixed annuities were to result in new legislation or regulation, the demand for fixed annuities products, our business and those of our Producers could be adversely affected and could have a material adverse effect on the insurance industry in general or on our financial condition and results of operations.

In addition, the U.S. Congress is again considering legislation that would impose certain national uniform standards on insurance companies, establish an optional federal charter system for insurance companies and repeal the McCarran-Ferguson antitrust exemption for the business of insurance, any of which could have a significant impact on our business.  If such laws or regulations are adopted, they could have a material adverse effect on our financial condition and results of operations.

New tax regulations have also been adopted recently that affect the treatment of tax-sheltered annuity contracts. In addition, new accounting and actuarial proposals, including principles-based reserving, may be adopted.  These developments also could have a material adverse effect on our financial condition and results of operations.

Legacy Financial, a discontinued operation, was registered as a broker-dealer with, and was subject to regulation by, the SEC, FINRA, the Municipal Securities Rulemaking Board, and various state agencies.  This regulation covers matters such as capital requirements, recordkeeping and reporting requirements, and employee-related matters, including qualification and licensing of supervisory and sales personnel.  Any proceeding alleging violation of, or noncompliance with, laws and regulations applicable to Legacy Financial could harm its business and financial condition, and our results of discontinued operations.  As of September 29, 2008, Legacy Financial withdrew as a broker-dealer with FINRA, and FINRA approval of such withdrawal followed in January 2009.

Critical Accounting Policies

Management’s Discussion and Analysis of Financial Condition and Results of Operations is based on our consolidated financial statements and related notes, which have been prepared in accordance with accounting principles generally accepted in the United States.  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements.  Actual results could differ from those estimates.

Legacy Marketing has marketing agreements with certain insurance carriers.  Under the terms of the marketing agreements, Legacy Marketing is responsible for recruiting Producers, who have contracted with Legacy Marketing to sell fixed annuity products, and are appointed with various states’ departments of insurance and the applicable insurance carriers.  For these services, the insurance carriers pay Legacy Marketing commissions and marketing allowances.

There are no significant management judgments associated with reporting our revenues.  When a policyholder remits a premium payment to that insurance carrier with an accurate and completed application for an insurance policy, the policy is considered inforce and Legacy Marketing recognizes marketing allowances and commission income.  Legacy Marketing’s carriers grant policyholders a contractual right to terminate the insurance contract ten to thirty days after a policy is placed inforce.  This return period varies depending on the carrier, the type of policy and the jurisdiction in which the policy is sold.  Legacy Marketing gathers historical product return data that does not vary significantly from quarter to quarter, and has historically been predictive of future events.  Returns are estimated using this data and have been reflected in the Consolidated Financial Statements.

The carrying values of the Company’s financial instruments, including cash equivalents, trading investments, accounts receivable, accounts payable, accrued liabilities and notes payable are based on their respective fair market values in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 157, which was primarily codified in Accounting Standards Codification (“ASC”) 820 – Fair Value Measurements and Disclosures, and SFAS No.133, which was primarily codified into ASC815 – Derivatives and Hedging.

We capitalize external consulting fees, and salaries and benefits for employees who are directly associated with the development of software for internal use, when both of the following occur: (i) the preliminary project stage is completed and the project is therefore in the application development stage and (ii) management authorizes and commits to funding a software project and it is probable that the project will be completed and the software will be used to perform the function desired.

Modifications or enhancements made to an existing software product that result in additional functionality are also capitalized.  When the new software is placed in production, we begin amortizing the asset over its estimated useful life.  Training and maintenance costs are accounted for as expenses as they occur.  We periodically review capitalized internal use software to determine if the carrying value is fully recoverable.  If there are future cash flows directly related to the software we record an impairment loss when the present value of the future cash flows is less than the carrying value.  If software, or components of software, in development are abandoned, the Company takes a charge to write off the capitalized amount in the period the decision is made to abandon it.

We review our other long-lived assets, including property and equipment, for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable.  We periodically review capitalized internal use software to determine if the carrying value is fully recoverable.  Recoverability is measured by a comparison of the assets’ carrying amount to their expected future undiscounted cash flows.  If such assets are considered to be impaired, the impairment to be recognized is measured based on the amount by which the carrying amount of the asset exceeds the present value of future discounted cash flows.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of deferred tax assets will, or will not, be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences become deductible.  Management believes it is more likely than not that any deferred tax assets after valuation allowance will be realized.

The Company has adopted SFAS No. 123R (revised 2004), “Share-Based Payments,” which was primarily codified into ASC 505 – Equity. This topic addresses the accounting for stock-based payment transactions whereby an entity receives employee services in exchange for equity instruments, including stock options.  Under this method, the Company records stock-based compensation expense for all new stock options that are ultimately expected to vest as the requisite service is rendered.  The Company issues new shares of common stock upon the exercise of stock options.

On a continuous basis, the Company evaluates all recent accounting pronouncements and discloses the impact that the implementation of such pronouncements will have on our financial position, results of operations, or cash flows.

Results of Operations

Nine and three months ended September 30, 2009 compared with the same periods for 2008

We had consolidated income from continuing operations, before income taxes, of $2.9 million during the nine months ended September 30, 2009, compared to $780,000 during the same period of 2008. Our revenue was $5.0 million during the three months ended September 30, 2009, compared to $3.1 million during the same period of 2008. The $2 million (64%) increase was primarily due to a $2.3 million increase in marketing allowance and commission overrides, offset in part by a $223,000 decrease in trailing commissions and a $163,000 decrease in other revenue. Our revenue was $15.1 million during the nine months ended September 30, 2009, compared to $15.9 million during the same period of 2008. The $780,000 (5%) decrease was primarily due to a one-time $6.5 million gain on the sale of the Limited Partnership Class B shares in Legacy TM, LP, which occurred in 2008, a $995,000 decrease in trailing commissions, and a $444,000 decrease in other revenue, offset in part by a $7.2 million increase in marketing allowances and commission overrides.

Marketing allowances and commission overrides increased $2.3 million (115%) during the three months ended September 30, 2009 and $7.2 million (133%) during the nine months ended September 30, 2009, compared to the same periods in 2008, primarily due to increased products sales.

Trailing commissions decreased $223,000 (94%) during the three months ended September 30, 2009 and $995,000 (84%) during the nine months ended September 30, 2009, compared to the same periods in 2008, due to a decline in inforce policies and the exchange of trail commission rights for a limited partnership interest. The limited partnership interest representing the Class B shares was sold for $6.5 million in March 2008.

During the three and nine months ended September 30, 2009 and 2008, Legacy Marketing sold products primarily on behalf of four unaffiliated insurance carriers: Investors Insurance Corp (“Investors”), American National Insurance Company (“American National”), Washington National Insurance Company (“Washington National”), and OM Financial Life Insurance Company (“Old Mutual”).  Sales of these carriers’ products generated the following percentages of our total marketing allowance and commission override revenue:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Investors	62%	49%	67%	41%
American National	13%	16%	11%	16%
Old Mutual	11%	13%	10%	12%
Washington National	8%	17%	7%	26%

On September 8, 2009, the parent company of Washington National, Conseco Marketing L.L.C. and Legacy Marketing Group entered into a mutual agreement to terminate the Marketing Agreement between Conseco Marketing L.L.C. and Legacy Marketing Group.  As a result, after November 1, 2009, Washington National’s products were no longer sold through the Legacy Marketing Group sales network.

Other revenue decreased $163,000 (21%) during the three months ended September 30, 2009 and $444,000 (16%) during the nine months ended September 30, 2009, compared to the same periods in 2008, primarily due to a reduction of expense reimbursements under a contractual arrangement with Perot Systems, which in March 2008, assumed certain of our administrative service functions.

Selling, general and administrative expenses increased $350,000 (10%) during the three months ended September 30, 2009, compared to the same period in 2008, primarily due to a $303,000 increase in deferred compensation as a result of the fluctuation in market value on previously recognized liabilities under our deferred compensation plans. In addition, there was a $132,000 increase in sales promotion and support and a $26,000 increase in professional fees, offset in part by a $40,000 decrease in salaries and related benefits as a result of reduced headcount, a $29,000 decrease in insurance expense, a $20,000 decrease in occupancy expense, and a $13,000 decrease in office supplies. The $979,000 (9%) decrease during the nine months ended September 30, 2009, compared to the same period in 2008, was primarily due to a $916,000 decrease in salaries and related benefits expense as a result of reduced headcount, a $143,000 decrease in occupancy expense, a $81,000 decrease in insurance expense, a $80,000 decrease in sales promotion and support, a $59,000 decrease in professional fees, a $53,000 decrease in travel and entertainment, and a $48,000 decrease in office supplies. These were offset in part by a $401,000 increase in deferred compensation. The reduction in headcount during the three and nine months ended September 30, 2009 and occupancy expense for the nine months ended September 30, 2009 was primarily due to the transfer of our policy administration function to Perot Systems. The fluctuation in sales and promotional support during the three and nine months ended September 30, 2009, was primarily due to changes in estimates for certain sales and promotional related accrued liabilities.

Depreciation expense decreased $856,000 (92%) during the three months ended September 30, 2009 and $1.7 million (57%) during the nine months ended September 30, 2009, compared to the same periods ended 2008. This decrease is consistent with an increased average age of in-service assets, as well as with an overall reduction in fixed assets.

Other expense decreased $131,000 (50%) during the three months ended September 30, 2009 and $423,000 (49%) during the nine months ended September 30, 2009, compared to the same periods ended 2008,  primarily due to a reduction of equipment leases and maintenance expense.

The rate of provision for income taxes for the three and nine  months ended September 30, 2009 and 2008 differs from the federal and state statutory rate primarily due to the expected utilization of federal net operating loss carryforwards.

Year ended December 31, 2008 compared with year ended December 31, 2007

Our revenue decreased $727,000 (4%) in 2008 compared to 2007 primarily due to decreased marketing allowances and commissions of $1.1 million, administrative fees of $5.3 million, and trailing commissions of $1.7 million; partially offset by an increase in other revenue of  $1 million and the sale of limited partnership interests of $6.5 million.  Marketing allowances and commissions decreased $1.1 million (12%) primarily due to an overall decrease in the sales of fixed annuity products and lower marketing allowance rates on some of the products.

Administrative fees decreased $5.3 million (100%) in 2008 compared to 2007 primarily due to the termination of administrative agreements with Washington National, American National, Investors Insurance, and OM Financial (Americom) effective October 17, 2007, as the result of an agreement with a subsidiary of Perot Systems, whereby we agreed to transfer our third party administration services function and certain employees who provide these services to Perot Systems in exchange for Perot Systems assumption of such administrative service functions.  As a result of this transaction, Legacy Marketing recognized a non-cash internal use software impairment charge of approximately $1.2 million in the fourth quarter of 2007.

Trailing commissions decreased $1.7 million (56%) primarily due to the result of a decline in inforce policies and the exchange of trail commission rights for limited partnership interests.  The limited partnership interest representing the Class B shares was subsequently sold for $6.5 million in March 2008.

Other revenue increased $1 million (31%)  primarily due. to payments received from Perot for the transitioned and retained employee salaries and benefits, certain software and hardware costs, and other occupancy and equipment costs.

The remaining increase of $6.5 million in revenue was due to the gain on the sale of the Limited Partnership Class B shares in Legacy TM, LP.

During the year ended December 31, 2008, Legacy Marketing marketed and sold products primarily on behalf of four unaffiliated insurance carriers:  Investors Insurance, Washington National, American National, and OM Financial (Americom).  As indicated below, the agreements with these carriers generated a significant portion of our total consolidated revenue of $12.6 million, which excludes the gain on the sale of partnership interests of $6.5 million:

	2008	2007
Investors Insurance	26%	7%
Washington National	14%	26%
American National	12%	21%
OM Financial (Americom)	10%	9%

Our consolidated revenues were derived primarily from sales and marketing of the following fixed annuity products:

	2008	2007
PremierMark (SM) series (sold on behalf of Investors Insurance)	22%	5%
RewardMark (SM) series (sold on behalf of Washington National)	14%	26%
BenchMark (SM) series (sold on behalf of American National)	11%	19%
AmeriMark Freedom (SM) series (sold on behalf of OM Financial (Americom))	10%	9%

Legacy Marketing’s operating expenses decreased  $10.4 million (36%) in 2008 compared to 2007 primarily due to decreased selling, general and administrative expenses, other miscellaneous expenses, and deferred compensation, partially offset by an increase in depreciation and amortization expenses as a result of the acceleration of the estimated useful life of internal use software.   Selling, general and administrative expenses decreased $9.4 million (41%) primarily due to reduced compensation and benefits, occupancy expense, and professional fees.  Compensation and benefits decreased primarily due to decreased employee headcount resulting from the transfer of administrative services to the Perot subsidiary.  Occupancy expenses decreased primarily due to a reduction in mortgage expense as a result of the sale of our Rome, Georgia facility in May 2008.  Professional fees decreased primarily due to lower consulting and legal services.

Other miscellaneous expenses decreased in 2008, as 2007 included a $1.2 million impairment charge for internal use software.  In addition, there was a decrease in equipment leasing and maintenance expense in 2008 primarily due to the renegotiation of contracts and reduction of office equipment.

Deferred compensation expense decreased in 2008 primarily due to a decline in market value of the deferred compensation liabilities.

Income tax provision increased $117,000 in 2008 primarily due to California’s suspension of using net operating loss carryforwards for tax year 2008.

On October 17, 2007, Legacy Marketing entered into an agreement and strategic alliance with a subsidiary of Perot Systems Corporation (“Perot Systems”), whereby Legacy Marketing transferred its third party administration services function and the employees located in Rome, Georgia, who provides these services to Perot Systems in exchange for Perot Systems’ assumption of such administrative service functions. Administrative revenues for 2006 and 2007 were $7.4 million and $5.3 million, respectively. Administrative expenses for 2006 and 2007 were $15.5 million and $6.9 million, respectively. The impact of the termination of our administrative services reduced the Company’s revenue and expenses for 2008 by approximately $2.4 million and $4 million, respectively.

Year ended December 31, 2007 compared with year ended December 31, 2006

Our revenue decreased $5.9 million (23%) in 2007 compared to 2006 primarily due to decreased marketing allowances and commissions of $4.9 million and administrative fees of $2.1 million, partially offset by an increase in other revenue of $1.5 million.  Marketing allowances and commissions decreased $4.9 million (36%) primarily due to an overall decrease in the sales of fixed annuity products and lower marketing allowance rates on some of the products.

Administrative fees decreased $2.1 million (28%) in 2007 compared to 2006 primarily due to the termination of administrative agreements with Washington National, American National, Investors Insurance, OM Financial (Americom) and Transamerica effective October 17, 2007, as the result of an agreement with a subsidiary of Perot Systems, whereby we agreed to transfer our third party administration services function and the employees who provide these services to Perot Systems in exchange for Perot Systems assumption of such administrative service functions.  As a result of this transaction, Legacy Marketing recognized a non-cash internal use software impairment charge of approximately $1.2 million in the fourth quarter of 2007.

Other revenue increased $1.5 million (86%) primarily due to payments from Perot for the transitioned and retained employee salaries and benefits, certain software and hardware costs, and other occupancy and equipment costs.

Legacy Marketing’s operating expenses decreased $4.6 million (14%) in 2007 compared to 2006 primarily due to decreased selling, general and administrative expenses, partially offset by a $1.2 million impairment charge for internal use software.  Selling, general and administrative expenses decreased $5.5 million (19%) primarily due to reduced compensation and benefits and lower sales promotion and support costs.  Compensation and benefits decreased primarily due to decreased employee headcount, and sales promotion and support decreased in 2007 primarily as the result of reduced sales incentive costs as a function of overall sales.  Legacy Marketing has established a valuation allowance related primarily to its federal and state deferred tax assets, which increased $2.2 million in 2007.

Discontinued Segments

On May 31, 2007, Regan and two of its subsidiaries, Legacy Financial and Legacy Advisory Services Inc., entered into an agreement with Multi-Financial Securities Corporation whereby Legacy Financial Services transferred its registered representatives and customer accounts to Multi-Financial Securities Corporation.  Under the agreement, on September 28, 2007, Multi-Financial Securities Corporation paid Legacy Financial Services $1 million (11.5%) of the aggregate gross dealer concessions earned at Legacy Financial Services between May 1, 2006, and April 30, 2007, by those transferred representatives who were, as of the measurement date (as defined in the agreement), registered with Multi-Financial Securities Corporation and in good standing with the FINRA.  In addition, on each of the first four anniversary dates of the measurement date, subject to certain conditions, Multi-Financial Securities Corporation is obligated to pay Legacy Financial Services an amount representing up to four and a half percent (4.5%) of each transferred representative’s aggregate gross dealer concessions earned with Multi-Financial Securities Corporation during the one year period prior to such anniversary date.  As of December 31, 2008, Legacy Financial did not meet the specified terms in order to receive a second payment from Multi-Financial Securities Corporation and does not expect to receive any payments related to this agreement in the future.

As of September 29, 2008 Legacy Financial withdrew as a broker-dealer registered with FINRA, and FINRA approval of such withdrawal followed in January 2009.

We recognized a $1 million gain on the transfer of Legacy Financial’s registered representatives and customer accounts to Multi-Financial Securities Corporation in 2007, and as a result Legacy Financial had net income of $133,000 for the twelve months ended December 31, 2007.  Legacy Financial incurred losses of $660,000 for the twelve months ended December 31, 2006.  Legacy Financial’s results are being reported as discontinued operations.  On our consolidated balance sheet, Legacy Financial’s assets consist of $294,000 in prepaid expenses as of December 31, 2008 and $282,000 in prepaid expenses and $98,000 in accounts receivable as of December 31, 2007.  Legacy Financial’s liabilities consist of  $291,000 in accrued liabilities and $75,000 in accounts payable as of December 31, 2008 and $115,000 in accrued liabilities, $55,000 in commissions payable, and $40,000 in accounts payable as of December 31, 2007.

On January 25, 2007, prospectdigital LLC (“prospectdigital”), an indirect wholly owned subsidiary of Regan, sold certain of its assets, which primarily included fixed assets and other miscellaneous operating assets, to PD Holdings LLC (“PD Holdings”).  In addition, PD Holdings agreed to assume certain liabilities of prospectdigital.  The action was taken in a continuing effort to reduce our operating expenses, as prospectdigital continued to sustain losses through the date of sale.

Lynda Pitts, Chief Executive Officer, and R. Preston Pitts, President, Chief Operating Officer, Chief Financial Officer and Secretary of Regan, are the primary owners of PD Holdings.  In connection with the sale, also entered into a service agreement with PD Holdings, pursuant to which subsidiaries of Regan provided certain administrative services to PD Holdings, for a fee equal to the cost of the services provided.

Prospectdigital received $116,000 in consideration of the sale, which was greater than the estimated fair value of the assets of prospectdigital being sold, as determined by a third-party independent valuation.  The amount of consideration was approved by the Board of Directors of Regan.

Prospectdigital is being reported as a discontinued operation for the twelve months ended December 31, 2008 and 2007.  On our consolidated balance sheet, prospectdigital’s assets consist of $28,000 in accounts receivable as of December 31, 2008 and $61,000 in accounts receivable as of December 31, 2007.  Prospectdigital’s liabilities consist of $32,000 in accrued liabilities as of December 31, 2008 and $139,000 in accrued liabilities as of December 31, 2007.  We incurred an $189,000 loss on the sale of prospectdigital’s assets in 2007.

In January 2006, we decided to discontinue the operations of Values Financial Network (“VFN”).  We incurred insignificant costs in connection with exiting the operations of VFN.

Liquidity and Capital Resources

Our net cash provided by operating activities generally follows the trend in our revenue and operating results.  Our net cash provided by operating activities in the nine months ended September 30, 2009 was $1.2 million which was consistent with our operating revenues offset by cash transferred to our investment account and the reduction of our current liabilities. Net cash provided by operations during the same period of 2008 was $4.1 million and was primarily due to the $6.5 million gain on the sale of the Limited Partnership Class B shares in Legacy TM, LP, offset in part by a decline in cash-based operating results.

Net cash used in investing activities in the nine months ended September 30, 2009 of $118,000 consisted of purchases of fixed assets and the issuance of notes receivable for debt owed, offset in part by payments received. Additions to fixed assets during the period included cash purchases of $71,000 related to internal use software capitalizations and of $10,000 related to computer hardware.   Net cash provided by investing activities during the same period of 2008 was $3.9 million and was primarily due to the $3.5 million sale of our Rome, Georgia building in May 2008 and the use of temporarily restricted cash to fund various arbitration settlements associated with our discontinued broker dealer operation, offset in part by repayment of notes receivable.

Net cash used in financing activities in the nine months ended September 30, 2009 of $460,000 consisted of repayments on capital equipment lease obligations and short-term borrowings. Net cash used in financing activities in the same period of 2008 was $8 million and was primarily due to the repayment of a $6 million note payable and the $2.6 million mortgage payable on the Rome, Georgia building.

Our operating activities for the nine months ended September 30, 2009 enabled us to generate $580,000 in cash, net of the $2.1 million in cash used to purchase investments, both of which has significantly increased our liquidity and capital resources compared to the same period of 2008.  As a result, we do not anticipate a cash shortfall to occur.  In the event that a cash shortfall does occur, we believe that adequate financing could be obtained to meet our cash flow needs.  However, there can be no assurances that such financing would be available on favorable terms.

Our cash provided by or used in operating activities generally follows the trend in our revenue and operating results.  Our cash provided by (used in) operating activities was $8.8 million, ($6.2 million), and ($4.5 million) in 2008, 2007 and 2006, respectively.  Our cash provided by operating activities in 2008 was primarily the result of proceeds from and on the sale of trading securities and non-cash charges such as depreciation and amortization and capital losses, partially offset by our net loss and a decrease in the deferred compensation payable.

Our net cash provided by operating activities in the six months ended September 30, 2009 was $[298,000] which was consistent with our operating revenues offset by cash transferred to our investment account and the reduction of our current liabilities.

Our cash used in operating activities in 2007 was primarily the result of our net loss and a decrease in the accounts payable and accrued liabilities, partially offset by proceeds from the sale of trading securities and non-cash charges such as depreciation and amortization and losses on write-off of fixed assets.

Our cash used in operating activities during 2006 was primarily the result of our net loss, gains on trading securities and a non-cash decrease in income taxes payable resulting from a settlement of prior years’ tax matters.  These decreases in cash were partially offset by such non-cash items as depreciation, sales of trading securities and a decrease in prepaid expenses.

Net cash provided by investing activities of $3.8 million in 2008 consisted primarily of proceeds from the sale of fixed assets and a decrease in temporarily restricted cash.

Net cash used in investing activities of $396,000 in 2007 consisted primarily of purchases of fixed assets and an increase in temporarily restricted cash, partially offset by proceeds from the transfer of Legacy Financial Services representatives and by proceeds from the sale of prospectdigital’s assets.

Net cash used in investing activities of $2.3 million in 2006 consisted primarily of purchases of fixed assets.

Net cash used in financing activities of $12.2 million in 2008 consisted primarily of the repayment of the Washington National loan and the mortgage loan of our Rome, Georgia facility, partially offset by proceeds from a line of credit loan.

Net cash provided by financing activities of $3.8 million in 2007 consisted primarily of proceeds from loans received from our investment broker.

Net cash provided by financing activities in 2006 of $5.8 million consisted primarily of loan proceeds of $6.0 million resulting from our credit agreement with Washington National.

In April 2004, we completed construction of our office building in Rome, Georgia, financing it with a $2.9 million note.  The outstanding balance of the note as of December 31, 2007, was $2.6 million.  On May 23, 2008, the Company sold its office building in Rome, Georgia to Freehold Capital Advisors Ltd. for $3.5 million for a gain of $214,000.  Net proceeds from the sale of the building were used to repay the mortgage on the property, the outstanding balance of which was $2.6 million.

We lease office and warehouse premises and certain office equipment under non-cancelable operating and capital leases.  As of December 31, 2008, our total contractual cash obligations, including the line of credit loan discussed above, were as follows:

	Payments Due by Period
Contractual Obligations	Total	Less than 1 year	1 – 3 years	3 – 5 years	After 5 years
Debt	230,000	230,000	-	-	-
Operating and Capital Leases	6,571,000	1,118,000	2,792,000	2,661,000	-
Total Contractual Cash Obligations	6,801,000	1,348,000	2,792,000	2,661,000	-

Pursuant to the terms of our Amended and Restated Shareholder’s Agreement with Lynda L. Pitts, Chief Executive Officer of the Company and Chairman of our Board of Directors, upon the death of Mrs. Pitts, we would have the option (but not the obligation) to purchase from Mrs. Pitts’ estate all shares of common stock that were owned by Mrs. Pitts at the time of her death, or were transferred by her to one or more trusts prior to her death.  In addition, upon the death of Mrs. Pitts, her heirs would have the option (but not the obligation) to sell their inherited shares to us.  The purchase price to be paid by us shall be equal to 125% of the fair market value of the shares.  As of December 31, 2008, we believe that 125% of the fair market value of the shares owned by Mrs. Pitts was equal to $562,000.  We have purchased life insurance coverage for the purpose of funding this potential obligation upon Mrs. Pitts’ death.

$8.8 million of cash was provided by operations in 2008.  We used $6.2 million and $4.5 million of cash in operations in 2007 and 2006.  We also incurred consolidated net losses of $110,000, $9.1 million and $6.3 million in 2008, 2007, and 2006, respectively.  If our consolidated net losses continue, a cash shortfall could occur.  To address this issue, during 2007 and 2008, we lowered our cost structure by reducing our employee headcount, by repayment of debt, and by reducing the amount of office equipment leases.  In March 2008, we repaid the Washington National loan using the proceeds from the sale of partnership interests in Legacy TM, LP.  In May 2008, we sold our facility in Rome, Georgia and used a portion of the proceeds to repay the mortgage loan.  In October 2008, we liquidated a portion of our investment portfolio to repay the margin loans obtained from our investment broker.  All of these actions eliminated approximately $1.6 million of annual cash use for interest and principal payments in 2008.

Starting in 2008, we have also benefited from an increase in the aggregate amount of fixed annuity sales, which we believe is due to the dramatic drop in the equity markets that began last year.  The combination of increased sales and reduced costs has resulted in improved cash flows.  Although, this may or may not be sustainable, it had a positive impact on the initial operating results for 2009.

In January 2007, we exited the prospectdigital business and disposed of its assets.  This action eliminated approximately $1.2 million of annual cash use.  We have completed the sale of Legacy Financial’s registered representatives and customer accounts, and we received $1 million of cash proceeds from that sale on September 28, 2007.  We used the cash proceeds from this sale to settle outstanding Legacy Financial matters.

On October 17, 2007, we entered into an agreement and strategic alliance with a subsidiary of Perot Systems Corporation, whereby we agreed to transfer our third party administration services function and the employees who provide these services to Perot Systems in exchange for Perot Systems’ assumption of such administrative service functions.  These initiatives have allowed us to lower our costs and increase efficiencies and to focus on higher value added activities.  Administrative revenues for 2006 and 2007 were $7.4 million and $5.3 million, respectively. Administrative expenses for 2006 and 2007 were $15.5 million and $6.9 million, respectively. The impact of the termination of our administrative services reduced the Company’s revenue and expenses for 2008 by approximately $2.4 million and $4 million, respectively.

On May 23, 2008, the Company sold its office building in Rome, Georgia to Freehold Capital Advisors Ltd. for $3.5 million for a gain of $214,000.  Net proceeds from the sale of the building were used to repay the mortgage on the property, the outstanding balance of which was $2.6 million.

On March 26, 2008, the Company entered into an agreement to exchange its asset based trailing commissions (“trail commissions”) to Legacy TM for a limited partnership interest in Legacy TM (the “Partnership”).  Subsequently, the Company sold a portion of its limited partnership interest – Class B interest – for $6.5 million in cash and retained an interest in the limited partnership – Class A interest.  The transaction closed on March 26, 2008.  The Class A limited partnership interest in the Partnership, retained by Legacy Marketing, includes the beneficial interest in 33 1/3% of the trail commission revenue received on those policies in effect on or prior to the closing date for the one year period subsequent to the closing date and all revenue associated with policies that become effective after the closing date.  The Company’s limited partnership interest is unencumbered.  Lynda Pitts, Chief Executive Officer, and R. Preston Pitts, President, Chief Operating Officer, Chief Financial Officer and Secretary of the Company, each of whom is also a director of the Company, are the general partners of the Partnership and together own all of the Class B interests in the Partnership.

A special committee of the Board of Directors of the Company comprising the independent directors, Ute Scott-Smith, J. Daniel Speight, Jr. and Donald Ratajczak, approved the amount of consideration.  In connection with the committee’s deliberations the Company obtained a fairness opinion from an independent third party stating that the total value of the transaction to the Company was within an acceptable range of estimated fair values of the future trail commission cash flows.  A portion of the proceeds was used to pay the $6 million note payable to Washington National Insurance Company and interest accrued thereon.  The remainder of the proceeds is available for general corporate purposes.

In the event that a cash shortfall does occur, we believe that adequate financing could be obtained to meet our cash flow needs.  However, there can be no assurances that such financing would be available on favorable terms.

Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements, which was primarily codified into ASC 820 – Fair Value Measurements and Disclosures, defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements.  ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  The effective date of ASC 820 for non-financial assets and non-financial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (that is, at least annually) is for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years.  The Company adopted ASC 820 on January 1, 2008 and it did not have a material effect on our results of operations or financial condition.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities Including an Amendment of FASB Statement No. 115, which was primarily codified into ASC 825 – Financial Instruments. This statement permits entities to choose to measure many financial instruments and certain other items at fair value.  ASC 825 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  The Company adopted ASC 825 on January 1, 2008 and it did not have a material effect on our results of operations or financial condition.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (“SFAS 141R”), which was primarily codified into ASC 805 – Business Combinations.  This statement establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired.  ASC 805 also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination.  This statement is effective for us beginning January 1, 2009.  The Company expects this pronouncement to have a significant impact on future acquisitions.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, which was primarily codified into ASC 810 - Consolidation.  This Statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements.  This Statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  Adoption of ASC 810 is not expected to have a material effect on our results of operations and financial condition.

In March 2008, the Financial Accounting Standards Board (FASB) issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities- an amendment of SFAS No. 133, which was primarily codified into Topic 815, Derivatives and Hedging, in the ASC. This statement enhances the disclosure requirement of derivative and hedging activities by providing adequate information on how such activities impact an entity’s financial position, financial performance, and cash flow. This is intended to improve the transparency of financial reporting related to derivative and hedging activities. Our adoption of ASC 815 was effective beginning January 1, 2009, and did not have a material effect on our results of operations and financial condition.

In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles, which was primarily codified into ASC 105 – Generally Accepted Accounting Principles.  The statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States.  This Statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board (PCAOB) amendments to AU Section 411, The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles.  Adoption of ASC 105 is not expected to have a material effect on our results of operations and financial condition.

In May 2008, the FASB issued SFAS No. 163, Accounting for Financial Guarantee Insurance Contracts, an interpretation of SFAS No. 60, Accounting and Reporting by Insurance Enterprises, which was primarily codified into ASC 944 – Financial Services - Insurance.  The statement helps resolve diversity resulting in inconsistencies in the recognition and measurement of claim liabilities because of differing views about when a loss has been incurred.  In addition, the Statement clarifies the financial reporting requirements under SFAS No. 60 of financial guarantee insurance contracts for better comparability.  This Statement is effective for financial statements issued for fiscal years beginning after December 31, 2008.  Adoption of ASC 944 is not expected to have a material effect on our results of operations and financial condition.

In April 2008, the FASB Staff Position (FSP) issued FAS No. 142-3, Determination of the Useful Life of Intangible Assets, which was primarily codified into ASC 350– Intangibles – Goodwill and Other, to amend the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets.  The intent of ASC 944 is to improve the consistency between the useful life of a recognized intangible asset and the period of expected cash flows used to measure the fair value of the asset under ASC 805 – Business Combinations, and other U.S. generally accepted accounting principles.  ASC 944 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years with early adoption prohibited.  Adoption of ASC 944 is not expected to have a material effect on our results of operations and financial condition.

In May 2009, The FASB issued SFAS No. 165, Subsequent Events, which was primarily codified into Topic 855 – Subsequent Events in the ASC. This guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It alerts all users of financial statements that an entity has not evaluated subsequent events after that date in the set of interim and annual financial statements being presented. This standard is effective for interim or annual periods ending after June 15, 2009. Therefore, we have performed an evaluation of subsequent events through November 13, 2009, which is the date the financial statements were issued. Our adoption of ASC 855 did not have a material effect on our results of operations and financial condition.

In June 2009, the FASB issued SFAS No. 166, Accounting for Transfers of Financial Assets- an amendment of FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which has not yet been codified in the ASC. This statement is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets and the effects the transfer will have on its financial position, performance, and cash flows. This statement is effective for financial statements issued for interim and annual reporting beginning after November 15, 2009. Adoption of SFAS No. 166 is not expected to have a material effect on our results of operations and financial condition.

In June 2009, the FASB issued SFAS No. 168, FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles a replacement of FASB SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles, which was primarily codified into Topic 105 – Generally Accepted Accounting Standards in the Accounting Standards Codification (“ASC”). ASC 105 identifies the sources of and framework for accounting principles used in preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The ASC will become the source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. This Statement is to modify the GAAP hierarchy to include only two levels of GAAP: authoritative and nonauthoritative. On the effective date of this statement, the Codification will supersede all then-existing non-SEC accounting and reporting standards. This statement is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  Adoption of ASC 105 did not have a material effect on our results of operations and financial condition.

In August 2009, the FASB issued Accounting Standards Update (“ASU”) 2009-05, Measuring Liabilities at Fair Value under Topic 820 - Fair Value Measurements and Disclosures in the ASC. The update provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more of the following techniques:

1.

A valuation technique that uses:

a.

The quoted price of the identical liability when traded as an asset

b.

Quoted prices for similar liabilities or similar liabilities when traded as assets.

2.

Another valuation technique that is consistent with the principles of Topic 820. Two examples would be an income approach, such as a present value technique, or a market approach, such as a technique that is based on the amount at the measurement date that the reporting entity would pay to transfer the identical liability or would receive to enter into the identical liability.

The update also clarifies that a quoted price in an active market for an identical liability at the measurement date or when an identical liability is traded as an asset qualify as a Level 1 input. This update is effective for the first reporting period after issuance. Adoption of ASU 2009-05 did not have a material effect on our results of operations and financial condition.

In December 2009, the FASB issued ASU 2009-16, Accounting for Transfers of Financial Assets under Topic 860 – Transfers and Servicing in the ASC. The update provides additional accounting and reporting standards for the transfers and servicing of financial assets and servicing rights by establishing additional criteria to determine if there is any continuing involvement with either the assets transferred or with the transferee. Some of the examples given in ASU 2009-16 of continuing involvement with the transferred financial assets are (a) servicing arrangements, (b) recourse arrangements, (c) guarantee arrangements, (d) purchase or redemption arrangements, (e) options written or held, (f) derivative financial instruments that are entered into contemporaneously with, or in contemplation of, the transfer, (g) arrangements to provide financial support, (h) pledges of collateral, and (i) the transferor’s beneficial interest in the transferred asset. Since the transfer of financial assets with continuing interests raises issues regarding whether the transfers should be considered sales (of all or part) or secured borrowings, the ASU 2009-16 establishes standards for resolving those issues. We have reviewed ASU 2009-16 and determined that the sale of partnership interest did not meet the criteria for any continuing involvement and thus, did not have a material effect on our results of operations.

In January 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements under Topic 820 – Fair Value Measurements and Disclosures. This update provides amendments to Subtopic 820-10 that requires new disclosures as follows:

1.

Transfers in and out of Levels 1 and 2. A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers.

2.

Activity in Level 3 fair value measurements. In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a sales, issuances, and settlements (that is, on a gross basis rather than as one net number).

In addition, ASU 2010-06 clarifies existing disclosures as follows:

1.

Level of disaggregation. A reporting entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. A reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities.

2.

Disclosures about inputs and valuation techniques. A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3.

ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009. We do not expect the adoption of this update to have any material effect on our financials.

Regan’s Quantitative and Qualitative Disclosures About Market Risk

Our investments are categorized as trading securities.  We did not have any investments in fixed income instruments as of December 31, 2008.

Equity price risk is the potential loss arising from changes in the value of equity securities.  In general, equity securities have more year-to-year price variability than intermediate term high-grade bonds.  However, returns over longer time frames have been consistently higher.  Our equity securities consist primarily of investments in broadly diversified mutual funds.  As a result of unfavorable market conditions related to our mutual fund investments, the fair value of our equity securities significantly declined in the last quarter of 2008.  In reaction, on October 9, 2008, the Company had to liquidate its investment portfolio for $5.4 million in order to repay $4.3 million in outstanding loans from its investment broker.  The remaining cash was placed into a money market fund.  In June 2009, the Company was able to contribute an additional $1.8 million into a money market fund.  We will continue to evaluate market conditions to determine when it is prudent to reinvest in equity securities.

Shown below is the fair value of our investments as of December 31, 2008 and the original cost and fair value of our marketable equity trading securities as of September 30, 2009 and December 31, 2007:

	Original Cost	Fair Value
September 30, 2009	2,764,000	3,032,000
December 31, 2008	641,000	641,000
December 31, 2007	6,363,000	7,625,000

The above risk is monitored on an ongoing basis.  A combination of in-house review and consultation with our investment broker is used to analyze individual securities, as well as the entire portfolio.

In addition, the Company is subject to the effect of market fluctuations upon its deferred compensation liability.  This could adversely impact our operating results and the financial condition of the Company.

On May 23, 2008, the Company sold its office building in Rome, Georgia for $3.5 million for a gain of $214,000.  Net proceeds from the sale of the building were used to repay the mortgage on the property, the outstanding balance of which was $2.6 million.

Regan Financial Statements and Supplementary Data

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Regan Holding Corp.:

We have audited the accompanying consolidated balance sheets of Regan Holding Corp. and its subsidiaries (the “Company”) as of December 31, 2008 and 2007, and the consolidated statements of operations, shareholders’ equity (deficit), and cash flows for each of the three years in the period ended December 31, 2008.  Our audits also included the financial statement Schedule II – Valuation and Qualifying Accounts as of and for the years ended December 31, 2008 and 2007.  These consolidated financial statements and financial statement schedule are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The Company is not required to have, nor have we been engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Regan Holding Corp. and its subsidiaries as of December 31, 2008 and 2007 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, the related financial statement schedule as of and for the years ended December 31, 2008 and 2007, when considered in relation to the consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ Burr, Pilger & Mayer, LLP

San Francisco, California

March 30, 2009

REGAN HOLDING CORP. AND SUBSIDIARIES

Consolidated Balance Sheet

	December 31,
	2008	2007
Assets
Cash and cash equivalents	$ 628,000	$ 152,000
Temporarily restricted cash		656,000
Trading investments	641,000	7,625,000
Accounts receivable, net of allowance of $0 and $167,000 at
December 31, 2008 and 2007, respectively	447,000	1,009,000
Notes receivable, net of allowance of $20,000 and $206,000 at
December 31, 2008 and 2007, respectively	175,000	491,000
Prepaid expenses and deposits	146,000	293,000
Current assets from discontinued operations	322,000	441,000
Total current assets	2,359,000	10,667,000
Net fixed assets	1,655,000	8,543,000
Building lease deposit	1,000,000	1,000,000
Other assets	32,000	253,000
Total non-current assets	2,687,000	9,796,000
Total assets	$ 5,046,000	$ 20,463,000

Liabilities, redeemable common stock, and shareholders’ deficit
Liabilities
Accounts payable and accrued liabilities	$ 3,808,000	$ 4,076,000
Current portion of capital lease liabilities	69,000
Current portion of notes payable and other borrowings	230,000	4,691,000
Current liabilities from discontinued operations	398,000	349,000
Total current liabilities	4,505,000	9,116,000
Deferred compensation payable	5,314,000	7,919,000
Deferred gain on sale of building	1,882,000	2,158,000
Other liabilities	134,000	189,000
Capital lease liabilities	64,000
Notes payable, less current portion		7,824,000
Total non-current liabilities	7,394,000	18,090,000
Total liabilities	11,899,000	27,206,000

Redeemable common stock, Series A and B	5,897,000	5,897,000

Shareholders’ deficit
Preferred stock, no par value:
Authorized: 100,000,000 shares; no shares issued or outstanding
Series A common stock, no par value:
Authorized: 45,000,000 shares; issued or outstanding: 20,959,000
shares at December 31, 2008 and 2007, respectively	3,921,000	3,921,000
Paid-in capital	6,650,000	6,650,000
Accumulated deficit	(23,321,000)	(23,211,000)
Total shareholders’ deficit	(12,750,000)	(12,640,000)
Total liabilities, redeemable common stock, and shareholders’ deficit	$ 5,046,000	$ 20,463,000

See notes to financial statements.

REGAN HOLDING CORP. AND SUBSIDIARIES

Consolidated Statement of Operations

	For the Years Ended December 31,
	2008	2007	2006
Revenue
Marketing allowances and commission overrides	7,676,000	8,726,000	13,590,000
Trailing commissions	1,378,000	3,106,000	3,540,000
Administrative fees		5,292,000	7,380,000
Sale of Legacy TM, LP Class B interest	6,500,000
Other revenue	3,586,000	2,743,000	1,335,000
Total revenue	19,140,000	19,867,000	25,845,000

Expenses
Selling, general and administrative	13,543,000	22,928,000	28,246,000
Depreciation and amortization	3,852,000	3,106,000	3,388,000
Internal use software impairment loss	152,000	1,256,000
Other	789,000	1,434,000	1,684,000
Total expenses	18,336,000	28,724,000	33,318,000

Operating income (loss)	804,000	(8,857,000)	(7,473,000)

Other income
Investment income, net	377,000	263,000	287,000
Interest expense	(480,000)	(750,000)	(170,000)
Total other (expense) income, net	(103,000)	(487,000)	117,000

Income (loss) before income taxes	701,000	(9,344,000)	(7,356,000)
Provision for (benefit from) income taxes	213,000	5,000	(2,698,000)

Income (loss) from continuing operations	488,000	(9,349,000)	(4,658,000)

Discontinued operations
Income (loss) from operation of discontinued segments Values
Financial Network, Inc., Legacy Financial Services
and prospectdigital	(695,000)	299,000	(1,587,000)
Provision for (benefit from) income taxes	(97,000)	5,000	5,000

Income (loss) from discontinued operations	(598,000)	294,000	(1,592,000)

Net loss before reduction of redeemable
common stock	(110,000)	(9,055,000)	(6,250,000)
Reduction of redeemable common stock			165,000
Net loss available for common shareholders	(110,000)	(9,055,000)	(6,085,000)

Basic and diluted loss per share:
Income (loss) from continuing operations	0.02	(0.39)	(0.19)
Net loss	(0.00)	(0.38)	(0.26)
Loss available for common shareholders	(0.00)	(0.38)	(0.25)
Weighted average shares outstanding used to
compute basic and diluted net loss per share amounts	24,076,000	24,076,000	24,094,000

See notes to financial statements.

REGAN HOLDING CORP. AND SUBSIDIARIES

Consolidated Statement of Shareholders’ Equity (Deficit)

For the years ended December 31, 2008, 2007, and 2006

					Accumulated Other Comprehensive Income (loss)
				Retained Earnings (Deficit)
	Series A Common Stock		Paid-in Capital
	Shares	Amount				Total

Balance December 31, 2005	20,959,000	$ 3,921,000	$ 6,561,000	$ (8,071,000)	$ -	$ 2,411,000
Comprehensive loss, net of tax:
Net loss				(6,250,000)		(6,250,000)
Repurchase of redeemable common			79,000			79,000
Reduction to redemption value of
redeemable common stock				165,000		165,000
Stock option compensation			10,000			10,000
Balance December 31, 2006	20,959,000	3,921,000	6,650,000	(14,156,000)	-	(3,585,000)

Net loss				(9,055,000)		(9,055,000)

Balance December 31, 2007	20,959,000	3,921,000	6,650,000	(23,211,000)		(12,640,000)

Net loss				(110,000)		(110,000)
Balance December 31, 2008	20,959,000	$ 3,921,000	$ 6,650,000	$ (23,321,000)	$ -	$ (12,750,000)

See notes to financial statements.

REGAN HOLDING CORP. AND SUBSIDIARIES
Consolidated Statement of Cash Flows

	For the Years Ended December 31,
	2008	2007	2006
Cash flows from operating activities:
Net loss	$ (110,000)	$ (9,055,000)	$ (6,250,000)
Adjustments to reconcile net loss to cash used in
operating activities:
Depreciation	3,852,000	3,097,000	3,388,000
Losses on write-off of fixed assets	174,000	1,341,000	33,000
Gain on sale of building	(214,000)	-	-
Amortization of deferred gain on sale of building	(276,000)	(275,000)	(291,000)
Reduction of doubtful accounts	(159,000)	(7,000)	(60,000)
Allowance for notes receivable	236,000	-	-
Losses (gains) on trading securities, net	1,262,000	(140,000)	(826,000)
Stock option expense	-	-	10,000
Changes in operating assets and liabilities:
Sales (purchases) of trading securities, net	5,722,000	789,000	562,000
Accounts receivable	721,000	81,000	269,000
Prepaid expenses and deposits	147,000	243,000	992,000
Accounts payable and accrued liabilities	(268,000)	(1,159,000)	699,000
Deferred compensation payable	(2,605,000)	(171,000)	46,000
Other operating assets and liabilities	166,000	309,000	(3,024,000)
Current assets and liabilities of discontinued operations	168,000	(1,264,000)	(49,000)
Net cash provided by (used in) operating activities	8,816,000	(6,211,000)	(4,501,000)
Cash flows from investing activities:
Sales (purchases) of fixed assets	3,076,000	(954,000)	(2,249,000)
Decrease (increase) in temporarily restricted cash	656,000	(656,000)	-
Proceeds from notes receivable	80,000	62,000	127,000
Sales (purchases) of fixed assets from discontinued operations	-	1,152,000	(166,000)
Net cash provided by (used in) investing activities	3,812,000	(396,000)	(2,288,000)
Cash flows from financing activities:
Proceeds from loans/notes payable	225,000	3,926,000	6,000,000
Payments toward notes/loans payable	(12,377,000)	(84,000)	(78,000)
Repurchases of redeemable common stock			(78,000)
Net cash (used in) provided by financing activities:	(12,152,000)	3,842,000	5,844,000
Net increase (decrease) in cash and cash equivalents	476,000	(2,765,000)	(945,000)
Cash and cash equivalents, beginning of period	152,000	2,917,000	3,862,000
Cash and cash equivalents, end of period	$ 628,000	$ 152,000	$ 2,917,000

Supplemental cash flow information:
Taxes paid net of refunds received	$ 8,000	$ (12,000)	$ (18,000)
Interest paid	$ 565,000	$ 526,000	$ 145,000

See notes to financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

REGAN HOLDING CORP. AND SUBSIDIARIES

1.  Organization and Summary of Significant Accounting Policies

a.  Organization

Regan Holding Corp. (the “Company”) is a holding company, incorporated in California in 1990, whose primary operating subsidiary is Legacy Marketing Group (“Legacy Marketing”).

As of December 31, 2008, Legacy Marketing had marketing agreements with American National Insurance Company (“American National”), Investors Insurance Corporation (“Investors Insurance”),  OM Financial (Americom) Life Insurance Company (“OM Financial (Americom)”), and Washington National Insurance Company (“Washington National”) (collectively, the “carriers”).  The marketing agreements grant Legacy Marketing the exclusive right to market certain fixed annuity products issued by the carriers (the “policies”).  In addition, Legacy Marketing is responsible for recruiting independent insurance producers, who contract with Legacy Marketing to sell policies, and are appointed with the applicable carrier.  For providing these services, the carriers pay Legacy Marketing commissions and marketing allowances.

b.  Basis of Presentation

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and include the accounts of Regan Holding Corp. and its subsidiaries after elimination of intercompany accounts and transactions.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements.  Actual results could differ from those estimates.

Discontinued operations of the prior year financial statements presented were reclassified for comparative purposes to conform to current year discontinued operations.

c.  Financial Condition and Liquidity

$8.8 million of cash was provided by operations in 2008.  We used $6.2 million and $4.5 million of cash in operations in 2007 and 2006, respectively.  We also incurred consolidated net losses of $110,000, $9.1 million and $6.3 million in 2008, 2007, and 2006, respectively.  If our consolidated net losses continue, a cash shortfall will occur.  To address this issue, during 2007 and 2008, we lowered our cost structure by reducing our employee headcount, by repayment of debt, and by reducing the amount of office equipment leases.  In March 2008, we repaid the Washington National loan using the proceeds from the sale of partnership interests in Legacy TM, LP.  In May 2008, we sold our facility in Rome, Georgia and used a portion of the proceeds to repay the mortgage loan.  In October 2008, we liquidated our investment portfolio to repay the margin loans obtained from our investment broker and leaving the remaining balance in a money fund.  All of these actions eliminated approximately $1.6 million of annual cash used for interest and principal payments in 2008.

As evident from the Company’s prior year results, the Company had operating losses which created negative Shareholders’ equity and a negative working capital position.  Starting in 2008, we have benefited from an increase in the aggregate amount of fixed annuity sales, which we believe is due to the dramatic drop in the equity markets that began last year.  The combination of increased sales and reduced costs has resulted in improved cash flows.  Although, this may or may not be sustainable, it had a positive impact on the initial operating results for 2009.  The increased sales and acceptance of fixed annuities due to the current economic conditions has helped to improve our cash position and balance sheet.

In January 2007, the Company exited the prospectdigital business and disposed of its assets.  This action eliminated approximately $1.2 million of annual cash use.

In 2007 the Company and two of its subsidiaries, Legacy Financial Services Inc. (“Legacy Financial”) and Legacy Advisory Services Inc., completed the sale of Legacy Financial’s registered representatives and customer accounts, and the Company received $1 million of cash proceeds from that sale on September 28, 2007.  The cash proceeds from this sale were used to settle outstanding Legacy Financial matters.

On October 17, 2007, Legacy Marketing entered into an agreement and strategic alliance with a subsidiary of Perot Systems, whereby Legacy Marketing agreed to transfer its third party administration services function and the employees who provide these services to Perot Systems in exchange for Perot Systems’ assumption of such administrative service functions.

In the event that a cash shortfall does occur, the Company believes that adequate financing could be obtained to meet its cash flow needs.  However, there can be no assurances that such financing would be available on favorable terms.

d.  Revenue Recognition

When a policyholder remits a premium payment to the insurance carrier with an accurate and completed application for an insurance policy, the policy is placed inforce and Legacy Marketing recognizes marketing allowances and commission income.  Legacy Marketing’s carriers’ policyholders have a contractual right to terminate the insurance contract ten to thirty days after a policy is placed inforce.  This return period varies on the type of policy and the jurisdiction in which the policy is sold.  Legacy Marketing gathers historical product return data that does not vary significantly from quarter to quarter, and has historically been predictive of future events.  Returns are estimated using this data and have been reflected in the consolidated financial statements.

e.  Fair Value of Financial Instruments

The carrying values of the Company’s financial instruments, including cash equivalents, trading investments, accounts receivable, accounts payable, accrued liabilities and notes payable   reflect their respective fair value in accordance with Statement of Accounting Standards (“SFAS”) No. 157, which was primarily codified into ASC 820 – Fair Value Measurements, ASC 820 is based on the prices that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants.  The fair value hierarchy established in ASC 820 prioritizes the inputs used in valuation techniques into three levels as follows:

Level 1

Observable inputs – quoted prices in active markets for identical assets and liabilities;

Level 2

Observable inputs other than the quoted prices in active markets for identical assets and liabilities – such as quoted prices for similar instruments, quoted prices for identical or similar instruments in inactive markets, or other inputs that are observable or can be corroborated by observable market data;

Level 3

Unobservable inputs – includes amounts derived from valuation models where one or more significant inputs are unobservable and require us to develop relevant assumptions.

As of December 31, 2008 trading securities valued at $641,000 and a deferred compensation liability valued at $5.3 million were valued using level 1 inputs.

f.  Cash and Cash Equivalents

Cash and cash equivalents include marketable securities with an original maturity or remaining maturity of ninety days or less at the time of purchase.

g.  Temporarily Restricted Cash

As required by the Financial Industry Regulatory Authority (“FINRA”), the cash balances of Legacy Financial Services are set aside to satisfy customer claims, settlements and other financial exposures.  As of September 29, 2008, Legacy Financial withdrew as a broker-dealer with FINRA and approval of such withdrawal was granted by FINRA in January of 2009.  As of December 31, 2008, all the temporarily restricted cash had been expended on claim expenses and other financial exposures as required.  FINRA approval of such withdrawal followed in January 2009.

h.  Investments

The Company’s investments are classified as available-for-sale or trading securities and are carried at fair value in accordance with SFAS No. 157, which was primarily codified into ASC820 – Fair Value Measurements and Disclosures.  For available-for-sale securities, unrealized gains and losses, net of the related tax effect, are reported as a separate component of shareholders’ equity.  For trading securities, unrealized gains and losses are reported in Selling, general and administrative expenses.

Premiums and discounts are amortized or accreted over the life of the related investment as an adjustment to yield using the effective interest method.  Interest income is recognized when earned.  Realized gains and losses on sales of investments are recognized in the period sold using the specific identification method for determining cost.

Investments classified as available-for-sale are periodically reviewed to determine if declines in fair value below cost are other-than-temporary.  Significant and sustained decreases in quoted market prices, a series of historical and projected operating losses by the investee or other factors are considered as part of the review.  If the decline in fair value has been determined to be other-than-temporary, an impairment loss is recorded in Investment income and the individual security is written down to a new cost basis.

i.  Fixed Assets

Fixed assets are stated at cost, less accumulated depreciation and amortization.  The Company capitalizes consulting fees and salaries and benefits for employees who are directly associated with the development of software for internal use when both of the following occur: (i) the preliminary project stage is completed and therefore the project is in the application development stage and (ii) management authorizes and commits to funding a software project and it is probable that the project will be completed and the software will be used to perform the function desired.

Modifications or enhancements made to an existing software product that result in additional functionality are also capitalized.  When the new software is placed in production, we begin amortizing the asset over its estimated useful life.  Training and maintenance costs are accounted for as expenses as they occur.

Depreciation is computed using the straight-line method over the estimated useful life of each type of asset, as follows:

Computer hardware and purchased software 3-5 years Internal use software development costs 3-5 years Leasehold improvements 2-10 years Furniture and equipment 5 years Building 40 years

Effective October 17, 2007 (“Transaction Date”), Legacy Marketing entered into an agreement with a subsidiary of Perot Systems Corporation (“Perot Systems”), whereby Legacy Marketing agreed to transfer its third party administration services function and the employees who provide these services to Perot Systems in exchange for Perot Systems’ assumption of such administrative service functions.  The estimated time to complete the transition of these administrative services to Perot was 18 months.  Accordingly, the Company reviewed the remaining estimated useful life of internal use software associated with its administrative business and reduced the remaining useful life to 18 months for the affected internal use software assets.

j.  Impairment of Long-Lived Assets

In accordance with Statement of Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which was primarily codified into ASC360 – Property, Plant, and Equipment, the Company reviews long-lived assets and intangible assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable.  Measurement of the impairment of long-lived assets is based upon management’s estimate of undiscounted future cash flows.  The Company periodically reviews capitalized internal use software to determine if the carrying value is fully recoverable.  If there are future cash flows directly related to the software or the business unit of which it is a part, as applicable, we record an impairment loss when the present value of the future cash flows is less than the carrying value.  If software, or components of software, in development are abandoned, the Company takes a charge to write off the capitalized amount in the period the decision is made to abandon it.

k.  Redeemable Common Stock

Redeemable common stock is carried at the greater of the issuance value or the redemption value.  Periodic adjustments to reflect increases or decreases in redemption value are recorded as accretion, with an offsetting adjustment to retained earnings.  The Company is currently unable to redeem its redeemable common stock due to restrictions in California corporation law.

l.  Derivative Financial Instruments

The Company accounts for derivative financial instruments in accordance with the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, which was primarily codified into ASC815 – Hedging and Derivatives.  ASC815 requires the Company to measure all derivatives at fair value and to recognize them in the balance sheet as an asset or liability.  For derivatives designated as cash flow hedges, changes in fair value of the derivative are reported as other comprehensive income and are subsequently reclassified into earnings when the hedged transaction affects earnings.  Changes in fair value of derivative instruments not considered hedging instruments and ineffective portions of hedges are recognized in earnings in the current period.

m.  Income Taxes

The Company provides deferred taxes based on the enacted tax rates in effect on the dates temporary differences between the book and the tax bases of assets and liabilities reverse.

n.  Payment of Sales Commissions

Under the terms of  Legacy's marketing agreements with each carrier, they provide that for the sales of insurance policies placed in-force, Legacy is paid a marketing allowance and commission override based on the premium amount of the underlying policy.  Legacy is also responsible for facilitating payment of commissions from the carrier to the producer who sold the policy.  Each producer is an independent contractor of Legacy and must be appointed with the carrier in order to receive such commission.  Because Legacy’s role is to serve as an agent for the commission payment processing and to maintain a liability for any unpaid sales commissions, the Company pays the commissions to its producers but records the revenue based on the net amount retained. The Company paid out approximately $32,943,000, $36,606,000, and $46,355,000 in sales commissions to its producers for the periods 2008, 2007, and 2006, respectively. This information is not captured as revenue or expense but is recorded net under the guidance provide by EITF 99-19, Reporting Revenue Gross as a Principal versus Net as an Agent.

o.  Stock Options

The Company measures and recognizes stock based compensation in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payments,” which was primarily codified into ASC718 – Compensation – Stock Compensation.  ASC718 requires compensation expense related to share-based payment transactions, measured at the grant date fair value, to be recognized in the financial statements over the period that an employee provides service in exchange for the award.  The Company issues new shares of common stock upon the exercise of stock options.

p.  Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements, which was primarily codified into ASC 820 – Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements.  ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  Effective January 1, 2008, the Company adopted the provisions of ASC 820, for our financial assets and liabilities.  The adoption of this portion of ASC 820 did not have any effect on our financial position or results of operations and we do not expect the adoption of the provisions of ASC 820 related to non-financial assets and liabilities to have an effect on our financial position or results of operations

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities Including an Amendment of FASB Statement No. 115, which was primarily codified into ASC 825 – Financial Instruments. This statement permits entities to choose to measure many financial instruments and certain other items at fair value.  ASC 825 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  The Company adopted of ASC 825 as of January 1, 2008 and it did not have a material effect on our results of operations and financial condition.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (“SFAS 141R”), which was primarily codified into ASC 805 – Business Combinations. . This Statement establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired.  ASC 805 also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination.  This statement is effective for us beginning January 1, 2009.  The Company expects the adoption of ASC 805 to have a material impact on future acquisitions.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, which was primarily codified into ASC 810 - Consolidation.  This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements.  This Statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  Earlier adoption is prohibited.  Adoption of ASC 810 is not expected to have a material effect on our results of operations and financial condition.

In March 2008, the Financial Accounting Standards Board (FASB) issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities- an amendment of SFAS No. 133, which was primarily codified into Topic 815, Derivative and Hedging, in the ASC. This statement enhances the disclosure requirement of derivative and hedging activities by providing adequate information on how such activities impact an entity’s financial position, financial performance, and cash flow. This is intended to improve the transparency of financial reporting related to derivative and hedging activities. Our adoption of ASC 815 was effective beginning January 1, 2009, and did not have a material effect on our results of operations and financial condition.

In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles, which was primarily codified into ASC 105 – Generally Accepted Accounting Principles.  The statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States.  This Statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board (PCAOB) amendments to AU Section 411, The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principle.  Adoption of ASC 105 is not expected to have a material effect on our results of operations and financial condition.

In May 2008, the FASB issued SFAS No. 163, Accounting for Financial Guarantee Insurance Contracts, an interpretation of SFAS No. 60, Accounting and Reporting by Insurance Enterprises, which was primarily codified into ASC 944 – Financial Services - Insurance.  The statement helps resolve diversity resulting in inconsistencies in the recognition and measurement of claim liabilities because of differing views about when a loss has been incurred.  In addition, the Statement clarifies the financial reporting requirements under SFAS No. 60 of financial guarantee insurance contracts for better comparability.  This Statement is effective for financial statements issued for fiscal years beginning after December 31, 2008.  Adoption of ASC 944 is not expected to have a material effect on our results of operations and financial condition.

In April 2008, the FASB Staff Position (FSP) issued FAS No. 142-3 Determination of the Useful Life of Intangible Assets, which was primarily codified into ASC 350 – Intangibles – Goodwill and Other, to amend the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets.  The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset and the period of expected cash flows used to measure the fair value of the asset under ASC 805 – Business Combinations, and other U.S. generally accepted accounting principles.  This FSP is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years with early adoption prohibited.  Adoption of ASC 350 is not expected to have a material effect on our results of operations and financial condition.

In May 2009, The FASB issued SFAS No. 165, Subsequent Events, which was primarily codified into Topic 855 – Subsequent Events in the ASC. This guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It alerts all users of financial statements that an entity has not evaluated subsequent events after that date in the set of interim and annual financial statements being presented. This standard is effective for interim or annual periods ending after June 15, 2009. Therefore, we have performed an evaluation of subsequent events through November 13, 2009, which is the date the financial statements were issued. Our adoption of ASC 855 did not have a material effect on our results of operations and financial condition.

In June 2009, the FASB issued SFAS No. 166, Accounting for Transfers of Financial Assets- an amendment of FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which has not yet been codified in the ASC. This statement is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets and the effects the transfer will have on its financial position, performance, and cash flows. This statement is effective for financial statements issued for interim and annual reporting beginning after November 15, 2009. Adoption of SFAS No. 166 is not expected to have a material effect on our results of operations and financial condition.

In June 2009, the FASB issued SFAS No. 168, FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles a replacement of FASB SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles, which was primarily codified into Topic 105 – Generally Accepted Accounting Standards in the Accounting Standards Codification (“ASC”). ASC 105 identifies the sources of and framework for accounting principles used in preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The ASC will become the source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. This Statement is to modify the GAAP hierarchy to include only two levels of GAAP: authoritative and nonauthoritative. On the effective date of this statement, the Codification will supersede all then-existing non-SEC accounting and reporting standards. This statement is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  Adoption of ASC 105 did not have a material effect on our results of operations and financial condition.

In August 2009, the FASB issued Accounting Standards Update (“ASU”) 2009-05, Measuring Liabilities at Fair Value under Topic 820 - Fair Value Measurements and Disclosures in the ASC. The update provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more of the following techniques:

1.

A valuation technique that uses:

a.

The quoted price of the identical liability when traded as an asset

b.

Quoted prices for similar liabilities or similar liabilities when traded as assets.

2.

Another valuation technique that is consistent with the principles of Topic 820. Two examples would be an income approach, such as a present value technique, or a market approach, such as a technique that is based on the amount at the measurement date that the reporting entity would pay to transfer the identical liability or would receive to enter into the identical liability.

The update also clarifies that a quoted price in an active market for an identical liability at the measurement date or when an identical liability is traded as an asset qualify as a Level 1 input. This update is effective for the first reporting period after issuance. Adoption of ASU 2009-05 did not have a material effect on our results of operations and financial condition.

In December 2009, the FASB issued ASU 2009-16, Accounting for Transfers of Financial Assets under Topic 860 – Transfers and Servicing in the ASC. The update provides additional accounting and reporting standards for the transfers and servicing of financial assets and servicing rights by establishing additional criteria to determine if there is any continuing involvement with either the assets transferred or with the transferee. Some of the examples given in ASU 2009-16 of continuing involvement with the transferred financial assets are (a) servicing arrangements, (b) recourse arrangements, (c) guarantee arrangements, (d) purchase or redemption arrangements, (e) options written or held, (f) derivative financial instruments that are entered into contemporaneously with, or in contemplation of, the transfer, (g) arrangements to provide financial support, (h) pledges of collateral, and (i) the transferor’s beneficial interest in the transferred asset. Since the transfer of financial assets with continuing interests raises issues regarding whether the transfers should be considered sales (of all or part) or secured borrowings, the ASU 2009-16 establishes standards for resolving those issues. We have reviewed ASU 2009-16 and determined that the sale of partnership interest did not meet the criteria for any continuing involvement and thus, did not have a material effect on our results of operations.

In January 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements under Topic 820 – Fair Value Measurements and Disclosures. This update provides amendments to Subtopic 820-10 that requires new disclosures as follows:

3.

Transfers in and out of Levels 1 and 2. A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers.

4.

Activity in Level 3 fair value measurements. In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a sales, issuances, and settlements (that is, on a gross basis rather than as one net number).

In addition, ASU 2010-06 clarifies existing disclosures as follows:

1.

Level of disaggregation. A reporting entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. A reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities.

2.

Disclosures about inputs and valuation techniques. A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3.

ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009. We do not expect the adoption of this update to have any material effect on our financials.

2.  Discontinued Operations

On May 31, 2007, Regan Holding and two of its subsidiaries, Legacy Financial and Legacy Advisory Services Inc., entered into an agreement with Multi-Financial Securities Corporation whereby Legacy Financial transferred its registered representatives and customer accounts to Multi-Financial Securities Corporation.  Under the agreement, on September 28, 2007, Multi-Financial Securities Corporation paid Legacy Financial Services $1 million (11.5%) of the aggregate gross dealer concessions earned at Legacy Financial Services between May 1, 2006, and April 30, 2007, by those transferred representatives who were, as of the measurement date (as defined in the agreement), registered with Multi-Financial Securities Corporation and in good standing with the FINRA.  In addition, on each of the first four anniversary dates of the measurement date, subject to certain conditions, Multi-Financial Securities Corporation is obligated to pay Legacy Financial Services an amount representing up to four and a half percent (4.5%) of each transferred representative’s aggregate gross dealer concessions earned with Multi-Financial Securities Corporation during the one year period prior to such anniversary date.  As of December 31, 2008, Legacy Financial did not meet the specified terms in order to receive a second payment from Multi-Financial Securities Corporation and does not expect to receive any payments related to this agreement in the future.

The Company recognized a $1 million gain on the transfer of Legacy Financial’s registered representatives and customer accounts to Multi-Financial Securities Corporation in 2007, and as a result Legacy Financial had net income of $133,000 for the twelve months ended December 31, 2007.  Legacy Financial incurred losses of $660,000 for the twelve months ended December 31, 2006.  Legacy Financial’s results are being reported as discontinued operations.  On the Company’s consolidated balance sheet, Legacy Financial’s assets consist of $294,000 in prepaid expenses as of December 31, 2008 and $282,000 in prepaid expenses and $98,000 in accounts receivable as of December 31, 2007.  Legacy Financial’s liabilities consist of  $291,000 in accrued liabilities and $75,000 in accounts payable as of December 31, 2008 and $115,000 in accrued liabilities, $55,000 in commissions payable, and $40,000 in accounts payable as of December 31, 2007.

On January 25, 2007, prospectdigital LLC (“prospectdigital”), an indirect wholly owned subsidiary of the Company, sold certain of its assets, which primarily included fixed assets and other miscellaneous operating assets, to PD Holdings LLC (“PD Holdings”).  In addition, PD Holdings agreed to assume certain liabilities of prospectdigital.  The action was taken in a continuing effort to reduce our operating expenses, as prospectdigital continued to sustain losses through the date of sale.  Prospectdigital’s results are being reported as discontinued operations.  On our consolidated balance sheet, prospectdigital’s assets consist of $28,000 in accounts receivable as of December 31, 2008 and $61,000 in accounts receivable as of December 31, 2007.  Prospectdigital’s liabilities consist of $32,000 in accrued liabilities as of December 31, 2008 and $139,000 in accrued liabilities as of December 31, 2007.

Lynda Pitts, Chief Executive Officer, and R. Preston Pitts, President, Chief Operating Officer, Chief Financial Officer and Secretary of the Company, are the primary owners of PD Holdings.  In connection with the sale, the Company also entered into a service agreement with PD Holdings, pursuant to which subsidiaries of the Company provide certain administrative services to PD Holdings, for a fee equal to the cost of the services provided.

Prospectdigital received $116,000 in consideration of the sale, which was greater than the estimated fair value of the assets of prospectdigital being sold, as determined by a third-party independent valuation.  The amount of consideration was approved by the Board of Directors of the Company.

Prospectdigital is being reported as a discontinued operation for the twelve months ended December 31, 2008 and 2007.  On the Company’s consolidated balance sheet, prospectdigital’s assets consist of $28,000 in accounts receivable as of December 31, 2008 and $61,000 in accounts receivable as of December 31, 2007.  Prospectdigital’s liabilities consist of $32,000 in accrued liabilities as of December 31, 2008 and $139,000 in accrued liabilities as of December 31, 2008.  Prospectdigital incurred an $189,000 loss on the sale of its assets in 2007.

In January 2006, the Company decided to discontinue the operations of Values Financial Network (“VFN”).  The Company incurred insignificant costs in connection with exiting the operations.

3.  Fixed Assets

	December 31,
	2008	2007
Computer hardware and purchased software	$ 2,638,000	$ 5,280,000
Internal use software development costs	15,236,000	15,353,000
Leasehold improvements	1,161,000	1,161,000
Capital leases	166,000
Furniture and equipment	953,000	1,780,000
Building		3,108,000
Land and land improvements		338,000
	20,154,000	27,020,000
Accumulated depreciation and amortization	(18,499,000)	(18,477,000)
Total	$ 1,655,000	$ 8,543,000

Effective October 17, 2007, Legacy Marketing entered into an agreement with a subsidiary of Perot Systems Corporation, whereby Legacy Marketing agreed to transfer its third party administration services function and certain employees who provide these services to Perot Systems in exchange for Perot Systems’ assumption of such administrative service functions.  As a result of this transaction, Legacy Marketing recognized a non-cash internal use software impairment charge of approximately $1.2 million in the fourth quarter of 2007.

On May 23, 2008, the Company sold its office building in Rome, Georgia for $3.5 million for a gain of $214,000.  Proceeds from the sale of the building were used to repay the mortgage on the property, the outstanding balance of which was $2.6 million.

Throughout 2008, the Company retired $3 million in various unused computer software and hardware and $827,000 in unused furniture and equipment.

4.  Accounts Payable and Accrued Liabilities

	December 31,
	2008	2007
Accrued compensation	$528,000	$958,000
Reserve for medical benefits	207,000	744,000
Accrued sales incentive programs	1,020,000	625,000
Payable to insurance carrier	201,000	492,000
Commissions payable	625,000	159,000
Deferred revenue	385,000	247,000
Accounts payable	526,000	436,000
Miscellaneous accrued expenses	316,000	415,000
Total	$3,808,000	$4,076,000

5.  Notes and Other Borrowings

In 2007, the Company obtained margin loans from its investment broker for general corporate purposes.  The loans bear interest at the lender’s base lending rate plus a surcharge based on the amount of the loans (8.5% at December 31, 2007), and are collateralized by the Company’s investment portfolio.  As there was no stated maturity date the Company had included the entire balance of $3.9 million as of December 31, 2007, in the current portion of notes payable and other borrowings.

On October 9, 2008, the Company liquidated its investment portfolio for $5.4 million.  The proceeds were used to repay the loans from its investment broker, the outstanding balance of which was $4.3 million.

Notes and other borrowings at December 31, 2008 and 2007 are as follows:

	December 31,
	2008		2007
Current portion of notes payable and other borrowings
Washington National credit agreement	$		$675,000
Mortage loan, Rome building			90,000
Investment broker margin loans			3,926,000
Line of Credit		230,000	-
Total current portion of notes payable and other borrowings	230,000		4,691,000

Notes payable, less current portion
Washington National credit agreement			5,325,000
Mortage loan, Rome building			2,499,000
Line of Credit			-
Total notes payable, less current portion			7,824,000

Total notes and loans payable		$230,000	$12,515,000

On September 8, 2008, the Company entered into a Line of Credit Promissory Note with Lynda Pitts, Chief Executive Officer and Preston Pitts, Chief Operating Officer, Chief Financial Officer and Secretary of the Company of which $225,000 has been advanced.  Interest on the unpaid principal accrues monthly at a rate of 6% per annum.  Principal and interest are due upon demand.  As of June 30, 2009, the note plus accrued interest was paid in full.

On July 20, 2006, Legacy Marketing entered into a credit agreement (the “Credit Agreement”) with Washington National Insurance Company (the “Lender”).  Pursuant to the terms of the Agreement, the Lender made a non-revolving multiple advance term loan (the “Term Loan”) to Legacy Marketing totaling $6.0 million.  On April 12, 2007, Legacy Marketing amended certain terms of the Credit Agreement through the execution of Amendment No. 1 to the Credit Agreement (the Credit Agreement, as amended by Amendment No. 1, the “Amended Agreement”) and (1) extended the final maturity of the loan under the Credit Agreement from April 1, 2012, to December 31, 2012; (2) changed certain of the requirements for mandatory prepayments under the Credit Agreement; (3) changed certain terms of the financial covenants specified in the Credit Agreement; and (4) revised certain definitions contained in the Credit Agreement.  On March 28, 2008, the balance due of $6.0 million, plus accrued interest, on the Credit Agreement was repaid.

On March 26, 2008, the Company entered into an agreement to exchange its asset based trailing commissions (“trail commissions”) to Legacy TM for a limited partnership interest in Legacy TM (the “Partnership”).  Subsequently, the Company sold a portion of its limited partnership interest – Class B interest – for $6.5 million in cash and retained an interest in the limited partnership – Class A interest.  The transaction closed on March 26, 2008.  The Class A limited partnership interest in the Partnership, retained by Legacy Marketing, includes the beneficial interest in 33 1/3% of the trail commission revenue received on those policies in effect on or prior to the closing date for the one year period subsequent to the closing date and all revenue associated with policies that become effective after the closing date.  The Company’s limited partnership interest is unencumbered.  Lynda Pitts, Chief Executive Officer, and Preston Pitts, President, Chief Operating Officer, Chief Financial Officer and Secretary of the Company, each of whom is also a director of the Company, are the general partners of the Partnership and together own all of the Class B interests in the Partnership.

A special committee of the Board of Directors of the Company comprising the independent directors, Ute Scott-Smith, J. Daniel Speight, Jr. and Donald Ratajczak, approved the amount of consideration.  In connection with the committee’s deliberations the Company obtained a fairness opinion from an independent third party stating that the total value of the transaction to the Company was within an acceptable range of estimated fair values of the future trail commission cash flows.  A portion of the proceeds was used to pay the $6 million note payable, plus accrued interest, to Washington National Insurance Company and interest accrued thereon.  The remainder of the proceeds was available for general corporate purposes.

The Company had a mortgage on its office building in Rome, Georgia.  The outstanding balance of the note was $2.6 million as of December 31, 2007.  On May 23, 2008, the Company sold its office building in Rome, Georgia for $3.5 million for a gain of $214,000.  Proceeds from the sale of the building were used to repay the mortgage on the property, the outstanding balance of which was $2.6 million.

6.  Deferred Compensation Payable

The Company sponsors a qualified defined contribution 401(k) plan, which is available to all employees.  The 401(k) plan allows employees to defer, on a pre-tax basis, up to 70% of their annual compensation as contributions to the 401(k) plan, subject to a maximum of $15,500.  The Company typically matches 50% of each employee’s contributions up to 6% of their annual compensation, subject to a maximum of $7,750.  The Company’s matching contributions were $134,000, $223,000, and $223,000 for the years ended December 31, 2008, 2007, and 2006, respectively.

The Company also sponsors a non-qualified tax deferred compensation plan, which is available to certain employees who, because of Internal Revenue Code limitations, are prohibited from contributing the maximum percentage of salary to the 401(k) Plan.  Under this deferred compensation plan, certain employees may defer, on a pre-tax basis, a percentage of annual compensation, including bonuses.  The Company typically matches 50% of each employee’s contributions up to a maximum of 6% of annual compensation, less amounts already matched under the 401(k) plan.  The Company made matching contributions of $0, $0, and $2,000 during the years ended December 31, 2008, 2007, and 2006, respectively.  As of December 31, 2008 and 2007, employee contributions and Company matching contributions, including cumulative investment gains (losses), totaled $361,000 and $547,000, respectively.

The Company also sponsors a non-qualified tax deferred compensation plan under which producers who earn a minimum of $100,000 may defer, on a pre-tax basis, up to 50% of annual commissions.  In addition, the Company will match producer contributions for those producers who earn over $250,000 in annual commissions at rates ranging from 2% to 5% of amounts deferred, depending on the level of annual commissions earned.  During the years ended December 31, 2008, 2007, and 2006, matching contributions related to the producer commission deferral plan were $2,000, $1,000, and $2,000, respectively.  Producer contributions and Company matching contributions, including cumulative investment gains, totaled $5 million and $7.4 million as of December 31, 2008 and 2007, respectively.  The liability to the employee or producer is credited or charged based on indexes selected by the participant.

All contributions made to and earnings incurred thereon the employee and producer non-qualified tax deferred compensation plans are considered deemed investments and are not to be considered or construed as an actual investment of funds.  The participant’s deemed investment is administered by a third-party to reflect the respective market activity and in turn, the fair value of the liability to the Company.  In addition, the employee or producer who is a participant in the plan shall remain at all times an unsecured creditor of the Company.

Both of the Company’s non-qualified deferred compensation plans follow the guidelines of the IRC 401A.  In 2008, the IRS mandated that all companies offering such plans be in compliance by December 31, 2008.  The Company has successfully complied with these requirements within the IRS’ established time frame.

7.  Sales Incentive Program

During 2008, 2007 and 2006, Legacy Marketing initiated sales incentive programs for its independent insurance producers and its top producers (“Wholesalers”), which granted bonuses to the producers and Wholesalers based upon their achievement of predetermined monthly sales targets.  The Company recorded expense of $642,000 during the year ended December 31, 2008, related to these programs, of which $321,000 was paid as of December 31, 2008.  The Company recorded expense of $1.0 million during the year ended December 31, 2007, related to these programs, of which $707,000 was paid as of December 31, 2007.  The Company recorded expense of $1.9 million during the year ended December 31, 2006 related to these programs, of which $332,000 was paid as of December 31, 2006.  The amounts expensed are included in selling, general and administrative expenses.

8.  Commitments and Contingencies

The Company leases office and warehouse premises and certain office equipment under non-cancelable operating leases.  Related rent expense of $1.2 million, $1.3 million, and $1.3 million, is included in occupancy costs for the years ended December 31, 2008, 2007, and 2006, respectively.  Total rentals for leases of equipment included in equipment expense were $461,000, $653,000, and $747,000, for the years ended December 31, 2008, 2007, and 2006, respectively.

The Company’s future minimum annual lease commitments under all non-cancelable operating leases as of December 31, 2008 are as follows:

	Year Ended December 31,	Operating Leases	Capital Leases
	2009	$994,000	$124,000
	2010	929,000	75,000
	2011	870,000	21,000
	2012	878,000	19,000
	2013	905,000	18,000
	Thereafter	1,735,000	4,000
Total minimum lease payments		$6,311,000	261,000
Less executory costs			(97,000)
Less amounts representing interest			(31,000)
Present value of mimimum capital lease payments			133,000
Less current portion			(69,000)
Long-term portion			$64,000

Pursuant to the terms of our Amended and Restated Shareholder’s Agreement with Lynda L. Pitts, Chief Executive Officer of the Company and Chairman of the Company’s Board of Directors, upon the death of Mrs. Pitts, the Company would have the option (but not the obligation) to purchase from Mrs. Pitts’ estate all shares of common stock that were owned by Mrs. Pitts at the time of her death, or were transferred by her to one or more trusts prior to her death.  In addition, upon the death of Mrs. Pitts, her heirs would have the option (but not the obligation) to sell their inherited shares to the Company.  The purchase price to be paid by the Company shall be equal to 125% of the fair market value of the shares.  As of December 31, 2008, the Company believes that 125% of the fair market value of the shares owned by Mrs. Pitts was equal to $562,000.  The Company has purchased life insurance coverage for the purpose of funding this potential obligation upon Mrs. Pitts’ death.

The Company is involved in various claims and legal proceedings arising in the ordinary course of business.  Although it is difficult to predict the ultimate outcome of these cases, management believes, based on discussions with legal counsel, that the ultimate disposition of these claims will not have a material adverse effect on our financial condition, cash flows or results of operations.

Under both of the Company’s employee and producer non-qualified deferred compensation plans, the Company pays out distributions that have come due for that year in accordance with the each of the deferred compensation participants’ irrevocable election: attainment age, termination, or the early of both.  In 2008, the Company paid out $302,000 and expects to pay out $1.2 million in 2009.  However, the Company reserves the right to delay or suspend a payment that may jeopardize the Company’s financial condition, as outlined in the IRS regulation 401A.

9.  Redeemable Common Stock

Between 1990 and 1992, the Company issued Series A and Series B redeemable common stock to certain shareholders.  The Company is obligated to repurchase the redeemable common stock at the current fair market value.  Because there is no active trading market for the Company’s stock that would establish market value, the Company’s Board of Directors typically approve a redemption value for Series A redeemable common stock and for Series B redeemable common stock based on the stock valuation prepared by management.  However, the Company is currently unable to redeem its redeemable common stock due to restrictions in the California corporations law.

	Series A		Series B		Total
	Redeemable Common		Redeemable Common		Redeemable Common
	Stock		Stock		Stock
	Shares	Carrying Amount	Shares	Carrying Amount	Shares	Carrying Amount
Balance January 1, 2006	2,657,000	4,531,000	550,000	1,688,000	3,207,000	6,219,000
Redemptions and retirement of common stock	(91,000)	(157,000)			(91,000)	(157,000)
Reduction to redemption value		(165,000)				(165,000)
Balance December 31, 2006	2,566,000	4,209,000	550,000	1,688,000	3,116,000	5,897,000
Redemptions and retirement of common stock
Reduction to redemption value
Balance December 31, 2007	2,566,000	4,209,000	550,000	1,688,000	3,116,000	5,897,000
Redemptions and retirement of common stock
Reduction to redemption value
Balance December 31, 2008	2,566,000	4,209,000	550,000	1,688,000	3,116,000	5,897,000

The Company recorded redeemable common stock reduction of $0, $0, and $165,000 related to Series A redeemable common stock for the years ended December 31, 2008, 2007 and 2006.  Redeemable common stock is carried at the greater of the issuance value or the redemption value.

10.  Stock Options and Stock Awards

The Company currently sponsors two stock-based compensation plans.  Under both plans, the exercise price of each option equals the estimated fair value of the underlying common stock on the date of grant, as estimated by management, except for incentive stock options granted to shareholders who own 10% or more of the Company’s outstanding stock, where the exercise price equals 110% of the estimated fair value.  Both plans are administered by committees, which are appointed by the Company’s Board of Directors.

Producer Option Plan — Under the Regan Holding Corp. Producer Stock Option and Award Plan (the “Producer Option Plan”), the Company may grant to Legacy Marketing producers and Legacy Financial registered representatives shares of the Company’s common stock and non-qualified stock options (the “Producer Options”) to purchase the Company’s common stock.  A total of 12.5 million shares have been reserved for grant under the Producer Option Plan.  We did not grant any stock options in either 2008 or 2007 and granted a total of 15,000 stock options to a Producer in the year ended December 31, 2006.  Compensation expense related to stock options awarded during 2006 and 2005 was immaterial.  There were no shares of Series A common stock awarded to non-employees during 2008, 2007 and 2006.

Employee Option Plan — Under the Regan Holding Corp. 1998 Stock Option Plan (the “Employee Option Plan”), the Company may grant to employees and directors incentive stock options and non-qualified options to purchase the Company’s common stock (collectively referred to herein as “Employee Options”).  A total of 8.5 million shares have been reserved for grant under the Employee Option Plan.  The Employee Options generally vest over four or five years and expire in ten years, except for incentive stock options granted to shareholders who own 10% or more of the outstanding shares of the Company’s stock, which expire in five years.

The Company estimates the fair value of each stock option award on the date of grant using the Black-Scholes stock option valuation model.  The estimated fair value of employee stock option awards is amortized over the award’s vesting period on a straight-line basis.  There were no stock options awarded in either 2008 or 2007, and the compensation expense related to stock options awarded in 2006 was immaterial.

Stock option activity under both plans was as follows:

		Total
		Weighted Average
	Shares	Exercise Price
Outstanding at December 31, 2005	6,036,000	1.43
Granted	60,000	0.68
Exercised	-	-
Forfeited	(1,794,000)	1.56

Outstanding at December 31, 2006	4,302,000	1.37
Granted	-	-
Exercised	-	-
Forfeited	(1,064,000)	1.38

Outstanding at December 31, 2007	3,238,000	1.37
Granted	-	-
Exercised	-	-
Forfeited	(977,000)	1.23

Outstanding at December 31, 2008	2,261,000	1.43

Exercisable at December 31, 2006	4,126,000	1.37
Exercisable at December 31, 2007	3,210,000	1.37
Exercisable at December 31, 2008	2,261,000	1.43

The following table summarizes information about stock options outstanding at December 31, 2008, under both plans:

	Options Outstanding			Options Exercisable
		Weighted	Weighted		Weighted
		Average	Average		Average
		Remaining	Exercise		Exercise
Range of exercise prices	Shares	Contractual Life	Price	Shares	Price
$0.52-$0.68	30,000	7.34	$0.52	30,000	$0.52
$0.73-$1.03	253,000	6.97	$0.84	253,000	$0.84
$1.27-$1.27	347,000	0.02	$1.27	347,000	$1.27
$1.39-$1.39	4,000	0.50	$1.39	4,000	$1.39
$1.53-$1.55	1,068,000	1.33	$1.53	1,068,000	$1.53
$1.61-$1.61	120,000	2.00	$1.61	120,000	$1.61
$1.65-$1.69	439,000	3.84	$1.68	439,000	$1.68
	2,261,000	2.36	$1.43	2,261,000	$1.43

11.  Income Taxes

Deferred tax assets and liabilities are recognized as temporary differences between amounts reported in the financial statements and the future tax consequences attributable to those differences that are expected to be recovered or settled.

The income tax (benefit) provision attributable to our continuing and discontinued operations was as follows:

	For the Year Ended December 31,
	2008	2007	2006

Continuing operations	$213,000	$5,000	$(2,698,000)
Discontinued operations	(97,000)	5,000	5,000
Total	$116,000	$10,000	$(2,693,000)

The provision for (benefit from) federal and state income taxes from continuing operations consist of amounts currently payable (receivable) and amounts deferred, which for the periods indicated, are shown below:

	For the Year Ended December 31,
	2008	2007		2006

Current income taxes:
Federal	$21,000	$		$(2,658,000)
State	192,000		5,000	(40,000)
Total current	213,000		5,000	(2,698,000)

Deferred income taxes:
Federal
State
Total deferred

Income tax provision (benefit)	$213,000		$5,000	$(2,698,000)

The Company’s deferred tax assets (liabilities) consist of the following:

	December 31,
	2008	2007

Producer stock option and stock awards	$ 36,000	$ 71,000
Producer deferred compensation	2,117,000	3,154,000
Accrued sales convention costs		34,000
Deferred gain on sale/leaseback of building	750,000	860,000
Federal net operating loss carryforward	7,601,000	7,958,000
Federal alternative minimum tax credit carryforward	214,000	192,000
State net operating loss carryforward, net of federal taxes	2,303,000	2,325,000
State alternative minimum tax credit carryforward,
net of federal taxes	178,000	181,000
Other deferred tax assets, net of federal taxes	378,000	653,000
Subtotal deferred tax assets	13,577,000	15,428,000
Valuation allowance	(13,285,000)	(13,219,000)
Subtotal deferred tax assets after valuation allowance	292,000	2,209,000

Fixed assets depreciation	(292,000)	(1,706,000)
Unrealized gains		(503,000)
Subtotal deferred tax liabilities	(292,000)	(2,209,000)

Deferred tax assets, net	$ -	$ -

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of deferred tax assets will, or will not, be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences become deductible.  Due to cumulative losses in recent years, management established a valuation allowance of $13.3 million as of December 31, 2008.  This represents a net increase in the valuation allowance on deferred tax assets of $66,000 and $3.4 million in 2008 and 2007, respectively.

The income tax provision (benefit) in 2008, 2007 and 2006 differed from the amounts computed by applying the statutory federal income tax rate of 34% to pretax income (loss) as a result of the following:

	For the Year Ended December 31,
	2008	2007	2006

Federal income tax benefit at statutory rate (34%)	238,000	(3,177,000)	(2,501,000)
Increase (reductions) in income taxes resulting from:
State franchise taxes, net of federal income tax benefit	126,000	3,000	(27,000)
Expired producer stock options unexercised	30,000	28,000	283,000
Valuation allowance for remaining producer stock options	(27,000)	(25,000)	(249,000)
Valuation allowance for federal net operating loss carryforward
and other temporary differences	(245,000)	3,032,000	2,309,000
Settlement of prior years’ federal income taxes			(2,660,000)
Valuation allowance for federal alternative minimum tax credit
Carryforward	22,000		2,000
Intercompany adjustments for discontinued operations	74,000	137,000	121,000
Other	(5,000)	7,000	24,000
Income tax provision (benefit)	213,000	5,000	(2,698,000)

As of December 31, 2008, the Company had federal and primary state net operating loss carryforwards of $22.4 million and $40.6 million, respectively.  On December 31, 2025, 2026 and 2027, $3.9 million, $12.1 million and $6.3 million, respectively, of the federal net operating losses will expire.  On December 31, 2014, $4.9 million of the state net operating losses will begin to expire.  The Company also has federal and state alternative minimum tax credit carryforwards of $214,000 and $270,000, respectively.  These credits do not have an expiration date.  Federal and state tax valuation allowances have been established for all of the federal and state net operating loss carryforwards and the federal and state tax credit carryforwards.

Effective January 1, 2007, the Company adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” which was primarily codified into ASC740 – Income Taxes.  This interpretation creates a two step approach for evaluation of uncertain tax positions.  Recognition (step one) occurs when an enterprise concludes that a tax position, based solely on its technical merits, is more likely than not to be sustained upon examination.  Measurement (step two) determines the highest amount of benefit that more likely than not will be realized upon settlement.  The Company does not currently have an unrecognized tax benefit balance and for federal income tax purposes, the statute of limitations is open for tax years 2005 through 2008.  The adoption of FIN 48 did not have a significant impact on the Company’s financial condition or results of operations.

12.  Loss per Share

The basic and diluted income (loss) per share calculations are based on the weighted average number of common shares outstanding including shares of redeemable common stock.

For the Year Ended
	December 31,
	2008	2007	2006

Income (loss) from continuing operations	$488,000	$(9,349,000)	$(4,658,000)
Loss from discontinued operation	(598,000)	294,000	(1,592,000)
Net loss	(110,000)	(9,055,000)	(6,250,000)
Reduction of redeemable common stock	-	-	165,000
Net loss available for common shareholders	$(110,000)	$(9,055,000)	$(6,085,000)

Weighted average shares used to compute basic and diluted
net income (loss) per share amounts:	24,076,000	24,076,000	24,094,000
Basic and diluted net income (loss) per share:
Income (loss) from continuing operations	$0.02	$(0.39)	$(0.19)
Net loss	$(0.00)	$(0.38)	$(0.26)
Net loss available for common shareholders	$(0.00)	$(0.38)	$(0.25)

Outstanding options to purchase 2.3 million, 3.2 million, and 4.3 million shares of the Company’s common stock on December 31, 2008, 2007 and 2006, respectively, were excluded from the computation of diluted net income (loss) per share for those periods, as the effect would have been antidilutive.

13.  Concentration of Risk

In 2008, Legacy Marketing sold and marketed its products primarily on behalf of four unaffiliated insurance carriers: Investors Insurance, Washington National, American National, and OM Financial (Americom).  The agreements with those carriers generated a significant portion of the Company’s total consolidated revenue of $12.6 million, which excludes the gain on the sale of partnership interests of $6.5 million:

	2008	2007	2006
Investors Insurance	26%	7%	7%
Washington National	14%	26%	27%
American National	12%	21%	21%
OM Financial (Americom)	10%	9%	14%

Legacy Marketing’s revenues are derived primarily from sales and marketing of the following fixed annuity product series:

	2008	2007	2006
PremierMark(SM) series (Investors Insurance)	22%	5%	3%
RewardMark(SM) series (Washington National)	14%	26%	27%
BenchMark(SM) series (American National)	11%	19%	20%
AmeriMark Freedom (SM) series (OM Financial)	10%	9%	14%

Effective October 17, 2007, Legacy Marketing entered into an agreement and strategic alliance with a subsidiary of Perot Systems, whereby Legacy Marketing agreed to transfer its third party administration services function and the employees who provide these services to Perot Systems in exchange for Perot Systems’ assumption of such administrative service functions.  Perot Systems will also become the exclusive provider of administrative services for Legacy Marketing’s future portfolio of annuity products.  Pursuant to this arrangement, the Company had a $21,172 payable to Perot Systems at December 31, 2008.  In the twelve months ended December 31, 2007 and 2006, Legacy Marketing received approximately $5.3 million and $7.4 million, respectively, in gross revenue under the administrative agreements with carriers.  The termination of administrative agreements does not affect the commissions earned by Legacy Marketing on additional premiums received or assets under management with respect to the underlying insurance contracts.

14.  Sale/Leaseback of Office Building

On November 18, 2005, the Company sold its office buildings in Petaluma, California for $12.8 million.  Proceeds from the sale of the buildings were used to repay the mortgage on the properties, the outstanding balance of which was $6,962,518.04, and the remainder of the proceeds was allocated to working capital.  The Company and the third party buyer (the “Buyer”) further agreed to enter into a ten year lease agreement, concurrently with the sale of the buildings, whereby the Company leased back 71,612 square feet through March 14, 2007, and will continue to lease back 47,612 square feet for the remainder of the lease term.  The monthly base rent is $1.29 per square foot and will increase annually by three percent during the term of the lease, in addition to monthly taxes and operating expenses.  Pursuant to the terms of the lease, the Company paid the Buyer a security deposit of $1.0 million and advance rent of $980,000.  The advance rent was utilized to pay the monthly base rent, monthly taxes and operating expenses during the first nine months of the lease term.  The security deposit will be reduced if the Company meets certain profitability criteria as specified in the lease agreement.

Regan’s Quarterly Financial Information (Unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
2008
Total revenue	$ 10,010,000	$ 2,820,000	$ 3,065,000	$ 3,245,000	$ 19,140,000
Operating income (loss)	$ 4,700,000	$ (2,252,000)	$ (1,489,000)	$ (155,000)	$ 804,000
Net income (loss)	$ 4,149,000	$ (2,195,000)	$ (1,567,000)	$ (497,000)	$ (110,000)
Basic and diluted earnings per share:
Loss available to common shareholders	0.17	(0.09)	(0.07)	(0.02)	(0.00)
2007
Total revenue	$ 5,401,000	$ 5,509,000	$ 4,441,000	$ 4,516,000	$ 19,867,000
Operating loss	$ (2,133,000)	$ (1,860,000)	$ (1,845,000)	$ (3,019,000)	$ (8,857,000)
Net loss	$ (2,537,000)	$ (1,957,000)	$ (1,090,000)	$ (3,471.000)	$ (9,055,000)
Basic and diluted earnings per share:
Loss available to common shareholders	$ (0.11)	$ (0.08)	$ (0.05)	$ (0.14)	$ (0.38)

Schedule II - Valuation and Qualifying Accounts

		Additions	Deductions
	Balance at	charged to	charged to	Balance
	beginning	costs and	costs and	at end of
	of period	expenses	expenses	period
2008
Allowance for uncollectible accounts	$ 382,000	$ 126,000	$ (488,000)	$ 20,000
State net operating loss carryforward
valuation allowance	$ 2,682,000	$ 60,000	$ (17,000)	$ 2,725,000
State alternative minimum tax credit
carryforward valuation allowance	$ 181,000		$ (3,000)	$ 178,000
Producer stock option deferred tax
valuation allowance	$ 65,000		$ (32,000)	$ 33,000
Federal net operating loss carryforward	$ -
valuation allowance	$ 9,987,000	$ 402,000	$ (369,000)	$ 10,020,000
Federal alternative minimum tax credit
carryforward valuation allowance	$ 192,000	$ 22,000		$ 214,000
Other	$ 112,000	$ 3,000		$ 115,000

2007
Allowance for uncollectible accounts	$ 389,000	$ 29,000	$ (36,000)	$ 382,000
State net operating loss carryforward
valuation allowance	$ 2,332,000	$ 491,000	$ (141,000)	$ 2,682,000
State alternative minimum tax credit
carryforward valuation allowance	$ 181,000	-	-	$ 181,000
Producer stock option deferred tax
valuation allowance	$ 95,000	-	$ (30,000)	$ 65,000
Federal net operating loss carryforward
valuation allowance	$ 6,917,000	$ 3,069,000	$ -	$ 9,986,000
Federal alternative minimum tax credit
carryforward valuation allowance	$ 192,000	-	$ -	$ 192,000
Other	$ 110,000	$ 2,000	$ -	$ 112,000

2006
Allowance for uncollectible accounts	$ 429,000	$ 65,000	$ (105,000)	$ 389,000
State net operating loss carryforward
valuation allowance	$ 1,842,000	$ 490,000	$ -	$ 2,332,000
State alternative minimum tax credit
carryforward valuation allowance	$ 181,000	-	$ -	$ 181,000
Producer stock option deferred tax
valuation allowance	$ 441,000	$ 4,000	$ (350,000)	$ 95,000
Federal net operating loss carryforward
valuation allowance	$ 3,954,000	$ 2,963,000	$ -	$ 6,917,000
Federal alternative minimum tax credit
carryforward valuation allowance	$ 191,000	$ 1,000	$ -	$ 192,000
Other	$ 109,000	$ 1,000	$ -	$ 110,000

REGAN HOLDING CORP. AND SUBSIDIARIES

Consolidated Balance Sheet

	September 30,	December 31,
	2009	2008
	(Unaudited)
Assets
Cash and cash equivalents	$ 1,208,000	$ 628,000
Trading investments	3,032,000	641,000
Accounts receivable, net of allowance of $29,000 and $0, at
September 30, 2009 and December 31, 2008, respectively	360,000	447,000
Notes receivable, net of allowance of $20,000 at September 30, 2009
and December 31, 2008	210,000	175,000
Prepaid expenses and deposits	144,000	146,000
Current assets from discontinued operations	225,000	322,000
Total current assets	5,179,000	2,359,000
Net fixed assets	556,000	1,655,000
Building lease deposit	1,000,000	1,000,000
Other assets	27,000	32,000
Total non-current assets	1,583,000	2,687,000
Total assets	$ 6,762,000	$ 5,046,000

Liabilities, redeemable common stock, and shareholders' deficit
Liabilities
Accounts payable and accrued liabilities	$ 3,174,000	$ 3,808,000
Current portion of deferred compensation payable	425,000	1,181,000
Current portion of capital lease liabilities	49,000	69,000
Short-term borrowings	378,000	230,000
Current liabilities from discontinued operations	361,000	398,000
Total current liabilities	4,387,000	5,686,000
Deferred compensation payable	4,523,000	4,133,000
Deferred gain on sale of building	1,676,000	1,882,000
Capital lease liabilities, less current portion	121,000	64,000
Other liabilities	165,000	134,000
Total non-current liabilities	6,485,000	6,213,000
Total liabilities	10,872,000	11,899,000

Redeemable common stock, Series A and B	5,897,000	5,897,000

Shareholders' deficit
Preferred stock, no par value: Authorized: 100,000,000 shares;
No shares issued or outstanding	-	-
Series A common stock, no par value:
Authorized: 45,000,000 shares; issued and outstanding: 20,959,000
shares at September 30, 2009 and December 31, 2008	3,921,000	3,921,000
Paid-in capital	6,650,000	6,650,000
Accumulated deficit	(20,578,000)	(23,321,000)
Total shareholders' deficit	(10,007,000)	(12,750,000)
Total liabilities, redeemable common stock, and shareholders' deficit	$ 6,762,000	$ 5,046,000

See notes to financial statements.

 REGAN HOLDING CORP. AND SUBSIDIARIES

Consolidated Statement of Operations

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Revenue
Marketing allowances and commission overrides	$ 4,386,000	$ 2,039,000	$ 12,560,000	$ 5,401,000
Trailing commissions	13,000	236,000	196,000	1,191,000
Sale of Legacy TM, LP Class B interest	-		-	6,500,000
Other revenue	627,000	790,000	2,360,000	2,804,000
Total revenue	5,026,000	3,065,000	15,116,000	15,896,000

Expenses
Selling, general and administrative	3,713,000	3,363,000	10,171,000	11,150,000
Depreciation and amortization	75,000	931,000	1,266,000	2,928,000
Other	129,000	260,000	434,000	857,000
Total expenses	3,917,000	4,554,000	11,871,000	14,935,000

Operating income (loss)	1,109,000	(1,489,000)	3,245,000	961,000

Other income
Investment income, net	14,000	40,000	26,000	361,000
Interest expense	(16,000)	(74,000)	(39,000)	(457,000)
Total other (expense) income, net	(2,000)	(34,000)	(13,000)	(96,000)

Income before income taxes	1,107,000	(1,523,000)	3,232,000	865,000
Provision for (benefit from) income taxes	125,000	(16,000)	341,000	85,000

Income (loss) from continuing operations	982,000	(1,507,000)	2,891,000	780,000

Discontinued operations
Loss from operation of discontinued
segments: Legacy Financial Services, Values
Financial Network, and prospectdigital	(95,000)	(60,000)	(168,000)	(389,000)
(Benefit from) provision for income taxes	(11,000)	-	(20,000)	3,000

Loss from discontinued operations	(84,000)	(60,000)	(148,000)	(392,000)

Net income (loss) available for common shareholders	$ 898,000	$ (1,567,000)	$ 2,743,000	$ 388,000

Basic and diluted net income per share:
Income (loss) from continuing operations	$ 0.04	$ (0.06)	$ 0.12	$ 0.03
Net income (loss) available for common shareholders	$ 0.04	$ (0.07)	$ 0.11	$ 0.02

Weighted average shares used in per basic and diluted
share computation:	24,076,000	24,076,000	24,076,000	24,076,000

See notes to financial statements.

REGAN HOLDING CORP. AND SUBSIDIARIES
Consolidated Statement of Shareholders’ Deficit
(Unaudited)

	Series A Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balance December 31, 2008	20,959,000	$ 3,921,000	$ 6,650,000	$ (23,321,000)	$ (12,750,000)

Net income	-	-	-	2,743,000	2,743,000

Balance September 30, 2009	20,959,000	$ 3,921,000	$ 6,650,000	$ (20,578,000)	$ (10,007,000)

See notes to financial statements.

REGAN HOLDING CORP. AND SUBSIDIARIES
Consolidated Statement of Cash Flows
(Unaudited)

	For the Nine Months Ended
	September 30,
	2009	2008
Cash flows from operating activities:
Net income	$ 2,743,000	$ 388,000
Adjustments to reconcile net income:
Depreciation and amortization	1,266,000	2,928,000
Gain on sale of building	-	(214,000)
Losses on write-off of fixed assets	-	152,000
Amortization of deferred gain on sale of building	(206,000)	(207,000)
Increase (decrease) in allowance for doubtful accounts	29,000	(2,000)
Reserve on notes receivable	-	236,000
(Gains) losses on trading securities, net	(269,000)	1,294,000
Changes in operating assets and libilities
(Purchases) sales of trading securities, net	(2,122,000)	50,000
Accounts receivable	58,000	372,000
Prepaid expenses and deposits	2,000	196,000
Accounts payable and accrued liabilities	(634,000)	279,000
Deferred compensation payable	195,000	(1,529,000)
Other operating assets and liabilities	36,000	228,000
Current assets and liabilities of discontinued operations	60,000	(63,000)
Net cash provided by operating activities:	1,158,000	4,108,000

Cash flows from investing activities:
(Sales) purchases of fixed assets	(83,000)	3,245,000
(Issuances) repayments of notes receivable, net	(35,000)	73,000
Decrease in temporarily restricted cash	-	582,000
Net cash (used in) provided by investing activities:	(118,000)	3,900,000

Cash flows from financing activities:
Proceeds from loans payable	-	225,000
Payments of capital lease obligations and notes payable	(460,000)	(8,244,000)
Net cash used in financing activities:	(460,000)	(8,019,000)

Net increase (decrease) in cash and cash equivalents	580,000	(11,000)
Cash and cash equivalents, beginning of period	628,000	152,000
Cash and cash equivalents, end of period	$ 1,208,000	$ 141,000

Supplemental cash flow disclosures:
Income taxes paid	$ 328,000	$ 8,000
Interest paid	$ 28,000	$ 431,000
Supplemental non-cash investing and financing activities:
Equipment obtained under capital lease agreements	$ 84,000	$ -
Conversion of a deferred compensation liability to a short-term
borrowing	$ 561,000	$ -

See notes to financial statements.

 REGAN HOLDING CORP. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited)

1.

Basis of Presentation

The accompanying Consolidated Financial Statements are prepared in conformity with accounting principles generally accepted in the United States of America and include the accounts of Regan Holding Corp. (the “Company”) and its wholly owned subsidiaries.  All intercompany transactions have been eliminated.

The Consolidated Financial Statements are unaudited but reflect all adjustments, consisting only of normal recurring adjustments which are, in the opinion of management, necessary for a fair statement of the Company’s consolidated financial position and results of operations.  The results for the nine months ended September 30, 2009, are not necessarily indicative of the results to be expected for the entire year.  These unaudited Consolidated Financial Statements should be read in conjunction with the audited Consolidated Financial Statements included in the Company’s Annual Report for the year ended December 31, 2008, as filed on Forms 10-K , 10-K/A No.1 and 10-K/A No.2 with the Securities and Exchange Commission on March 31, 2009, April 30, 2009, and October 19, 2009 respectively.

The current portion of the deferred compensation payable of the prior year financial statement presented was reclassified for comparative purposes to conform to current year’s deferred compensation payable in accordance with generally accepted accounting principles.

Management has evaluated subsequent events through the date the consolidated financial statements were issued, which was November 13, 2009.

2.

Net Income per Share

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Income (loss) from continuing operations	$ 982,000	$ (1,507,000)	$ 2,891,000	$ 780,000
Loss from discontinued operations	(84,000)	(60,000)	(148,000)	(392,000)
Net income (loss) available for common shareholders	$ 898,000	$ (1,567,000)	$ 2,743,000	$ 388,000

Weighted average shares used to compute basic net
income per share	24,076,000	24,076,000	24,076,000	24,076,000
Effect of dilutive securities—employee and
producer stock options	-	-	-	-
Weighted average shares used to compute diluted
net income per share	24,076,000	24,076,000	24,076,000	24,076,000

Basic net income (loss) per share:
Income (loss) from continuing operations	$ 0.04	$ (0.06)	$ 0.12	$ 0.03
Net income (loss) available for common shareholders	$ 0.04	$ (0.07)	$ 0.11	$ 0.02

Diluted net income per share:
Income (loss) from continuing operations	$ 0.04	$ (0.06)	$ 0.12	$ 0.03
Net income (loss) available for common shareholders	$ 0.04	$ (0.07)	$ 0.11	$ 0.02

Outstanding and exercisable options to purchase 1.9 million and 2.3 million shares of the Company’s common stock were excluded from the computation of diluted net income per share during the periods ended September 30, 2009 and 2008, respectively, as the options were not “in-the-money”.

3.

Sale of Assets

On March 26, 2008, the Company entered into an agreement to exchange its asset based trailing commissions (“trail commissions”) to Legacy TM for a limited partnership interest in Legacy TM (the “Partnership”). Subsequently, the company sold a portion of its limited partnership interest – Class B interest – for $6.5 million in cash and retained an interest in the limited partnership – Class A interest. The transaction closed on March 26, 2008. The Class A limited partnership interest in the Partnership, retained by Legacy Marketing, includes the beneficial interest in 33 1/3% of the trail commission revenue received on those policies in effect on or prior to the closing date for the one year period subsequent to the closing date and all revenue associated with policies that become effective after the closing date. The Company’s limited partnership interest is unencumbered. Lynda Pitts, Chief Executive Officer, and R. Preston Pitts, President, Chief Operating Officer and Chief Financial Officer of the Company, each of whom is also a director of the Company, are the general partners of the Partnership and together own all of the Class B interests in the Partnership.

A special committee of the Board of Directors of the Company comprising the independent directors, Ute Scott-Smith, J. Daniel Speight, Jr. and Donald Ratajczak, approved the amount of consideration. In connection with the committee’s deliberations the Company obtained a fairness opinion from an independent third party stating that the total value of the transaction to the Company was within an acceptable range of estimated fair values of the future trail commission cash flows. A portion of the proceeds was used to pay the $6 million note payable to Washington National Insurance Company and interest accrued thereon. The remainder of the proceeds was used for general corporate purposes.

On May 23, 2008, the Company sold its office building in Rome, Georgia for $3.5 million for a gain of $214,000. Proceeds from the sale of the building were used to repay the mortgage on the property, the outstanding balance of which was $2.6 million.

4.

Income Taxes

The rate of provision for income taxes for the nine months ended September 30, 2009 and 2008 differs from the federal and state statutory rate primarily due to the expected utilization of federal net operating loss carryforwards.

5.

Short-term Borrowings

On September 8, 2008, the Company entered into a Line of Credit Promissory Note with Lynda Pitts, Chief Executive Officer and Preston Pitts, Chief Operating Officer and Chief Financial Officer of the Company of which $225,000 has been advanced. Interest on the unpaid principal accrues monthly at a rate of 6% per annum. Principal and interest are due upon demand. As of June 30, 2009, the note plus accrued interest was paid in full.

On June 19, 2009, the Company entered into a Promissory Note with an unrelated third-party for $561,000. The note is secured by certain asset-based trail commissions and interest on the unpaid principal accrues daily at a rate of 7% per annum with payments of principal to be made in installments. As of September 30, 2009, the net balance of the note is $378,000 with the remaining installments to be paid as follows:

October 15, 2009

$75,000

January 15, 2010

$75,000

The unpaid balance plus accrued interest of approximately $239,000 is due on April 15, 2010.

6.

Fair Value Measurements

Effective January 1, 2008, the Company adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements, which was primarily codified into ASC 820 – Fair Value Measurements, for our financial assets and liabilities.  Effective January 1, 2009, the Company adopted the provisions of ASC 820 for non-financial assets and liabilities measured on a recurring basis.  The adoption of ASC 820 had no material effect on our financial position or results of operations. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants.

The fair-value hierarchy established in ASC 820 prioritizes the inputs used in valuation techniques into three levels as follows:

Level 1

Observable inputs – quoted prices in active markets for identical assets and liabilities;

Level 2

Observable inputs other than the quoted prices in active markets for identical assets and liabilities – such as quoted prices for similar instruments, quoted prices for identical or similar instruments in inactive markets, or other inputs that are observable or can be corroborated by observable market data;

Level 3

Unobservable inputs – includes amounts derived from valuation models where one or more significant inputs are unobservable and require us to develop relevant assumptions.

The Company had trading securities which were valued at $3 million using level 1 inputs at September 30, 2009. The Company had a deferred compensation liability which was valued at $4.9 million using level 2 inputs at September 30, 2009. At December 31, 2008, the Company had trading securities and a deferred compensation liability which were valued at $641,000 and $5.3 million, respectively, using level 1 inputs.

APPENDIX D

OPINION OF INDEPENDENT FINANCIAL ADVISOR

Fairness Opinion for
the Proposed Merger of

Regan Holding Corp.

with The Legacy Alliance, Inc.

by

Taylor Consulting Group, Inc.

Dated as of December 1, 2009

Dated as of December 1, 2009

Board of Directors
Regan Holding Corp.
2090 Marina Avenue
Petaluma, California 94954

Dear Board of Directors:

You, the Board of Directors (the “Board”) of Regan Holding Corp. (“Regan” or the “Company”), engaged Taylor Consulting Group, Inc. (“TCG”) to provide fairness opinion services as of December 1, 2009 (the “Opinion Date”) related to a contemplated merger with The Legacy Alliance Inc. (“Legacy”), with Legacy as the surviving corporation (the “Merger”), on or about a date to be determined. Specifically, the ultimate objective of this engagement is to render an opinion (the “Opinion”) to the Board and to the shareholders of Regan as to the fairness of the terms of the Merger from a financial point of view to the shareholders of Regan, including both those shareholders who may have their shares redeemed for cash and those shareholders who may receive shares in Legacy.

In arriving at our opinion, we have (i) reviewed a draft legal document describing the structure of the Merger; (ii) reviewed the draft Agreement and Plan of Merger describing the terms of the Merger pursuant to which shareholders of Regan will receive one share of Legacy for each 4,500 shares of Regan common stock and $0.10 in cash for each remaining share of Regan common stock (the “Merger Consideration”); (iii) reviewed certain internally produced and publicly available business and financial information concerning the Company and the industry in which it operates; (iv) compared the Company, on a going-concern basis, with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration received for such companies; (v) compared the financial and operating performance of the Company, on a going-concern basis, with publicly available information concerning certain other publicly traded companies and transactions we deemed potentially relevant; (vi) reviewed the historical prices of the Company’s Series A redeemable common stock, Series B redeemable common stock, and the Series A non-redeemable common stock (in total, the “Common Stock”); (vii) reviewed certain internal financial analyses and forecasts prepared by or at the direction of Company management relating to its operations (including discontinued businesses), on a going-concern basis; and (viii) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this Opinion.

It should be noted that our analysis considered the Company on a going-concern basis and did not include the estimated amount and timing of any cost savings and related expenses and synergies that might be expected to result from the Merger.

100 Peachtree Street, N.W. | Suite 2650 | Atlanta, Georgia 30303
Telephone 404•874•2111 | Fax 404•872•7487 | www.taylorconsultinggroup.com

Board of Directors	Dated as of December 1, 2009

In addition, we have held discussions with certain members of Company management with respect to certain aspects of the Merger, and the past and current business operations of the Company, the current financial condition and operations of the Company (including discontinued businesses), the expected financial condition and future prospects of the Company (including expectations for future annuity policy sales), and certain other matters we believed necessary or appropriate to our inquiry.

In giving our Opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company or otherwise reviewed by or for us, and we have not independently verified (nor have we assumed responsibility or liability for independently verifying) any such information or its accuracy or completeness. We have not conducted or been provided with any recent valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by Company management as to the expected future results of operations (including discontinued businesses) and financial condition of the Company. We express no view as to such analyses or forecasts or the assumptions on which they were based.

We have also assumed that the Merger will have the tax consequences described in discussions with, and materials furnished to us by, representatives of the Company. We have also assumed that the representations and warranties made by the Company are and will be true and correct in all respects material to our analysis. We are not legal, regulatory, or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory, or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on the Company.

Our opinion is necessarily based on economic, market, and other conditions in effect on, and the information made available to us as of, the Opinion Date. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this Opinion. Our opinion is limited to the fairness of the Merger Consideration from a financial point of view to the shareholders of Regan, including both those shareholders who may have their shares redeemed for cash and those shareholders who may receive shares in Legacy, and we express no opinion as to the fairness of the Merger to, or any consideration paid in connection therewith to, creditors or other constituencies of the Company, or as to the underlying decision by the Company to engage in the Merger.

Furthermore, we express no opinion with respect to the amount or nature of any compensation to any  officers, directors, or employees of any party to the Merger, or any class of such persons relative to the Merger Consideration or with respect to the fairness of any such compensation. We are expressing no opinion herein as to the price at which any class of the Common Stock will trade at any future time.

Board of Directors	Dated as of December 1, 2009

On the basis of and subject to the foregoing, it is our opinion, as of the date hereof, that the Merger Consideration is fair, from a financial point of view, to the shareholders of Regan, including both those shareholders who may have their shares redeemed for cash and those shareholders who may receive shares in Legacy. This letter is provided to the Board in connection with and for the purposes of its evaluation of the Merger. This Opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Merger or any other matter. This Opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval, with the following exception: this Opinion may be reproduced in full in any notice, proxy, or information statement mailed to shareholders of the Company or in the documents filed in relation to any governmental regulatory review board proceedings deemed appropriate for the Merger.

Neither Taylor Consulting Group, Inc. nor the individuals involved with this Opinion, has any present or future contemplated interest in Regan or any other interest that might tend to prevent making a fair and unbiased opinion. We certify that the compensation received for this Opinion is in no way contingent upon the results expressed herein.

Very truly yours,

TAYLOR CONSULTING GROUP, INC.

Robert J. Taylor IV

President

APPENDIX E

THE LEGACY ALLIANCE INC.

LEGACY COMMON STOCK
Relative Rights and Preferences and Other Terms

1.

Designation, Initial Number and Par Value.  The class of shares of common stock authorized shall be designated the “Common Stock,” with $0.001 par value per share.  The initial number of authorized shares of the Common Stock shall be 10,000 shares.

2.

Dividend Rights.  The holders of Common Stock shall be entitled to receive distributions out of any funds legally available therefor, payable pro rata to them based on the total aggregate number of shares of Common Stock held by them in relation to the total aggregate number of shares of Common Stock then outstanding.  The corporation’s board of directors may, at its sole discretion, declare and pay dividends on Common Stock, subject to applicable capital and solvency restrictions under Delaware law.

3.

Terms of Conversion.  None.

4.

Sinking Fund Provisions.  None.

5.

Redemption Provisions.  None.

6.

Voting Rights.  Except as otherwise provided in the Amended and Restated Certificate of Incorporation (including any resolutions adopted by the board of directors pursuant to the Amended and Restated Certificate of Incorporation), each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by such holder on all matters submitted to stockholders for a vote.  In any election of directors, stockholders may cast a number of votes equal to the number of directors to be elected at the election multiplied by the number of shares registered in such stockholder’s name, and stockholders may cast all of such votes for a single nominee or may distribute them among any two or more nominees.

7.

Classification of the Board of Directors.  None.

8.

Liquidation Rights.  In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the corporation, the holders of Common Stock will be entitled to share ratably in assets remaining after the satisfaction in full of prior rights of creditors, including, but not limited to, holders of the corporation’s indebtedness.

9.

Preemption Rights.  None.

10.

Liability to Further Calls or to Assessment for Liabilities.  None.

11.

Odd-Lot Transfers.  No stockholder may transfer shares of Common Stock without the consent of the corporation if, as a result of the attempted transfer, the party who would receive the shares would own of record fewer than the lesser of (a) 100 shares of Common Stock or (b) the total number of shares of Common Stock owned of record by the transferring stockholder prior to the proposed transfer.  This restriction may be noted conspicuously on stock certificates issued or transferred after the effective date of incorporation.  For purposes of this paragraph, “transfer” means any type of disposition, including but not limited to a sale, gift, contribution, pledge or other action that would result in a change of the record ownership of any share of Common Stock.  It is the intent of the stockholders that this restriction on transfer will be enforced to the full extent, but only to the extent, it is enforceable against stockholders under the laws of the State of Delaware.  The officers of the corporation have discretionary authority to determine issues relating to a proposed transfer, including without limitation whether the transfer would or would not be in violation of this paragraph and whether the restrictions of this paragraph may or may not be enforced against a holder requesting a transfer of shares.  The recording or a transfer on the stock records of the corporation shall be conclusive evidence that the corporation has consented to the transfer, if required under this paragraph, and any transfer of shares recorded on the stock records of the corporation will be valid for all purposes.

12.

Preferences.  None.

13.

Any Provision Discriminating Against Holders of Substantial Amounts of Securities.  None.

E-1

APPENDIX F

PROPOSED ARTICLE 12 OF LEGACY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TWELFTH.  No stockholder may transfer shares of Common Stock without the consent of the Corporation if, as a result of the attempted transfer, the party who would receive the shares would own of record fewer than the lesser of: (i) 100 shares of Common Stock; or (ii) the total number of shares of Common Stock owned of record by the transferring stockholder prior to the proposed transfer.  This restriction may be noted conspicuously on stock certificates issued or transferred after the effective date of incorporation.  For purposes of this Article TWELFTH, “transfer” means any type of disposition, including but not limited to a sale, gift, contribution, pledge or other action that would result in a change of the record ownership of any share of Common Stock.  It is the intent of the stockholders that this restriction on transfer will be enforced to the full extent, but only to the extent, it is enforceable against stockholders under the laws of the State of Delaware.  The Corporation shall have discretionary authority to determine issues relating to a proposed transfer, including without limitation whether the transfer would or would not be in violation of this Article TWELFTH and whether the restrictions of this Article TWELFTH may or may not be enforced against a holder requesting a transfer of shares.  The recording or a transfer on the stock records of the Corporation shall be conclusive evidence that the Corporation has consented to the transfer, if required under this Article TWELFTH, and any transfer of shares recorded on the stock records of the Corporation will be valid for all purposes.

F-1

APPENDIX G

LEGACY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
THE LEGACY ALLIANCE INC.

(A DELAWARE CORPORATION)

UNDER SECTIONS 242 AND 245
OF THE
DELAWARE GENERAL CORPORATION LAW

The Legacy Alliance Inc., (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State Delaware, does hereby certify that:

1.

The name of the Corporation is The Legacy Alliance Inc.

2.

The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 1, 2009.

3.

This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

4.

The text of the Certificate of Incorporation of the Company is hereby amended, integrated and restated to read in its entirety as follows:

FIRST.

  The name of the corporation is The Legacy Alliance Inc. (hereinafter, the “Corporation”).

SECOND.  The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, 19808, County of New Castle.  The name of its registered agent at such address is Corporation Service Company.

THIRD.  The nature of the business to be conducted or promoted and the purposes of the Corporation are to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

FOURTH.  The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 10,000 shares of Common Stock of one class, each with par value of $0.001 per share, in such series and amounts and under such terms and conditions as the Board of Directors shall decide pursuant to resolution or as may be set forth in the Certificate of Incorporation of the Corporation, and 10,000 shares of Preferred Stock, each with par value of $0.001 per share, in such series and amounts and under such terms and conditions as the Board of Directors shall decide pursuant to resolution or as may be set forth in the Certificate of Incorporation of the Corporation.

The designations, voting powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Common Stock shall be as follows:

COMMON STOCK.

In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Common Stock will be entitled to share ratably in any assets remaining after the satisfaction in full of the prior rights of creditors, including, but not limited to, holders of the Corporation’s indebtedness.

VOTING RIGHTS.

Except as otherwise provided in this Certificate of Incorporation (including any resolutions adopted by the Board of Directors pursuant to Section A of this Article FOURTH), each holder of Common Stock shall be entitled to one vote for each share of Voting Stock held by such holder on all matters submitted to stockholders for a vote; provided that in any election of directors, each holder of Common Stock shall be entitled to cast a number of votes equal to the number of directors to be elected at the election multiplied by the number of shares of Common Stock registered in such stockholder's name, and stockholders may cast all of such votes for a single nominee or may distribute them among any two or more nominees.  For purposes of this Certificate of Incorporation, “Voting Stock” shall mean all Capital Stock which by its terms may be voted on all matters submitted to stockholders of the Corporation generally and “Capital Stock” shall mean all capital stock of the Corporation authorized to be issued from time to time under this Article FOURTH.

FIFTH.  In furtherance and not in limitation of the powers conferred by the DGCL, the Board of Directors shall have the power to make, adopt, alter, amend, change or repeal the By-Laws of the Corporation by resolution adopted by the affirmative vote of a majority of the entire Board of Directors, subject to the power of the stockholders of the Corporation to alter, amend, change or repeal the By-laws whether adopted by them or otherwise.

SIXTH.  Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the DGCL, or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of the Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or the stockholders or class of stockholders, of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

SEVENTH.  Notwithstanding any other provision of this Certificate of Incorporation or the By-Laws of the Corporation to the contrary, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting and without prior notice of the proposed action, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation.

EIGHTH.  A.  No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability: (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) pursuant to Section 174 of the DGCL; or (iv) for any transaction from which the director derived an improper personal benefit.  No amendment or repeal of this Section A of Article EIGHTH by the stockholders of the Corporation shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions occurring prior to such amendment or repeal.

The Corporation shall indemnify to the full extent authorized or permitted by the DGCL (as now or hereafter in effect) any person made, or threatened to be made, a party or is otherwise involved in any action, suit or proceeding (whether civil or criminal or otherwise) by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or an officer of the Corporation or by reason of the fact that such director or officer, at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity, against all costs, charges, liabilities, expenses and losses (including attorneys’ fees, judgments, fines, excise taxes or penalties) reasonably incurred or suffered by such person in connection with any such action, suit or proceeding or threatened action, suit or proceeding.  No amendment or repeal of this Section B of Article EIGHTH by the stockholders of the Corporation shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

The Corporation may maintain insurance, at its expense, to protect itself and any director or officer of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.  The Corporation may also create a trust fund, grant a security interest and/or use other means (including, but not limited to, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contacts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing, to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

NINTH.  No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purposes, if:

The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the votes of the disinterested directors be less than a quorum; or

The material facts as to his relationship or interest and as to the contract or transaction are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders.  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

TENTH.  Unless and to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ELEVENTH.  The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

TWELFTH.  No stockholder may transfer shares of Common Stock without the consent of the Corporation if, as a result of the attempted transfer, the party who would receive the shares would own of record fewer than the lesser of: (i) 100 shares of Common Stock; or (ii) the total number of shares of Common Stock owned of record by the transferring stockholder prior to the proposed transfer.  This restriction may be noted conspicuously on stock certificates issued or transferred after the effective date of incorporation.  For purposes of this Article TWELFTH, “transfer” means any type of disposition, including but not limited to a sale, gift, contribution, pledge or other action that would result in a change of the record ownership of any share of Common Stock.  It is the intent of the stockholders that this restriction on transfer will be enforced to the full extent, but only to the extent, it is enforceable against stockholders under the laws of the State of Delaware.  The Corporation shall have discretionary authority to determine issues relating to a proposed transfer, including without limitation whether the transfer would or would not be in violation of this Article TWELFTH and whether the restrictions of this Article TWELFTH may or may not be enforced against a holder requesting a transfer of shares.  The recording or a transfer on the stock records of the Corporation shall be conclusive evidence that the Corporation has consented to the transfer, if required under this Article TWELFTH, and any transfer of shares recorded on the stock records of the Corporation will be valid for all purposes.

[signature page follows]

IN WITNESS WHEREOF, The Legacy Alliance Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by its authorized officer this 11th day of February, 2010

THE LEGACY ALLIANCE INC.

By:         /s/ R. Preston Pitts

Name:

R. Preston Pitts

Title:

President

APPENDIX H

LEGACY’S AMENDED AND RESTATED BYLAWS

THE LEGACY ALLIANCE INC.

AMENDED AND RESTATED BYLAWS

ARTICLE I

MEETINGS OF STOCKHOLDERS

SECTION 1.1

Annual Meetings.  If required by applicable law, an annual meeting of stockholders of the Corporation shall be held for the election of directors at such date, time and place, if any, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time.  Any other proper business may be transacted at the annual meeting.

SECTION 1.2

Special Meetings.  Special meetings of the stockholders, for any purpose whatsoever, unless prohibited by applicable law, may be called at any time by the Chairperson of the Board, the Chief Executive Officer, the President, the Board of Directors, or by one or more shareholders holding not less than ten percent (10%) of the voting power of the Corporation, to be held on such date, and at such time and place within or without the State of Delaware, as the Chairperson of the Board, the Chief Executive Officer, the President, the Board of Directors, or one or more stockholders holding not less than ten percent (10%) of the voting power of the Corporation, whichever has called the meeting, shall direct.

SECTION 1.3

Notice of Meetings.  Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given, either personally or by first class mail or other means of written communication, charges prepaid, addressed to the stockholder at his or her address appearing on the books of the Corporation or given by the stockholder to the Corporation for the purpose of notice that shall state the place, if any, date and hour of the meeting and, (a) in the case of a special meeting, the purpose or purposes for which the meeting is called, or (b) in the case of annual meetings, those matters which the Board of Directors, at the time of the mailing of the notice, intends to present for action by the stockholders, and (c) in the case of any meeting at which directors are to be elected, the names of the nominees intended at the time of the mailing of the notice to be presented by management for election.  Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.  If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation .

SECTION 1.4

Adjournments.  Upon the vote of the holders of a majority of the voting shares present, either in person or by proxy, any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken unless a meeting is adjourned for forty-five (45) days or more from the date set for the original meeting.  At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 1.5

Quorum.  Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum.  The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares then remaining.  In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend, but not other business may be transacted, except as provided above.  Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation. or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

SECTION 1.6

Organization.  Meetings of stockholders shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairperson designated by the Board of Directors, or in the absence of such designation by a chairperson chosen at the meeting.  The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

SECTION 1.7

Voting; Proxies.  Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question.  Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.  Voting at meetings of stockholders need not be by written ballot.  At all meetings of stockholders for the election of directors at which a quorum is present a plurality of the votes cast shall be sufficient to elect.  All other elections and questions presented to the stockholders at a meeting at which a quorum is present shall, unless otherwise provided by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon.

SECTION 1.8

Fixing Date for Determination of Stockholders of Record.  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (b) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (c) in the case of any other action, shall not be more than sixty (60) days prior to such other action.  If no record date is fixed: (x) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (y) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (z) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

SECTION 1.9

List of Stockholders Entitled to Vote.  The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (b) during ordinary business hours at the principal place of business of the Corporation  The list of stockholders must also be open to examination at the meeting as required by applicable law.  Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 1.9 or to vote in person or by proxy at any meeting of stockholders.

SECTION 1.10

Action by Written Consent of Stockholders.  Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded.  Delivery made to registered office of The Corporation shall be by hand or by certified or registered mail, return receipt requested.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation

SECTION 1.11

Inspectors of Election.  The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof.  The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability.  The inspector or inspectors so appointed or designated shall: (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share; (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots; (iii) count all votes and ballots; (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots.  Such certification and report shall specify such other information as may be required by law.  In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.  No person who is a candidate for an office at an election may serve as an inspector at such election.

SECTION 1.12

Conduct of Meetings.  The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting.  The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate.  Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting.  Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants.  The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered.  Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

ARTICLE II

BOARD OF DIRECTORS

SECTION 2.1

Number; Qualifications.  The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors.  Directors need not be stockholders.

SECTION 2.2

Election; Resignation; Vacancies.  The Board of Directors shall initially consist of the persons named as directors in the Certificate of Incorporation or elected by the incorporator of the Corporation, and each director so elected shall hold office until the first annual meeting of stockholders or until his or her successor is duly elected and qualified.  At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect directors each of whom shall hold office for a term of one year or until his or her successor is duly elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal.  Any director may resign at any time upon notice to the Corporation, effective upon receipt thereof.  Unless otherwise provided by law or the Certificate of Incorporation, any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified.

SECTION 2.3

Regular Meetings.  A regular annual meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after, and at the same place as, the annual meeting of stockholders.  The Board of Directors may provide for other regular meetings from time to time by resolution.

SECTION 2.4

Special Meetings.  Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the President, any Vice President, the Secretary, or by any member of the Board of Directors.  Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four (24) hours before the special meeting.

SECTION 2.5

Telephonic Meetings Permitted.  Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

SECTION 2.6

Waiver of Notice.  Whenever any notice is required to be given under  the provisions of the General Corporation Law of the State of Delaware, the Certificate of Incorporation or these Bylaws, a waiver thereof, signed by the director entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent thereto.  Attendance of a director at a meeting shall be deemed equivalent to a written waiver of notice of such meeting.

SECTION 2.7

Quorum and Manner of Acting.  At each meeting of the Board of Directors the presence of a majority of the total number of members of the Board of Directors as constituted from time to time, shall be necessary and sufficient to constitute a quorum for the transaction of business, except that when the Board of Directors consists of one or two directors, then the one or two directors, respectively, shall constitute a quorum.  In the absence of a quorum, a majority of those present at the time and place of any meeting may adjourn the meeting from time to time until a quorum shall be present and the meeting may be held as so adjourned without further notice or waiver.  A majority of those present at any meeting at which a quorum is present may decide any question brought before such meeting, except as otherwise provided by law, the Certificate of Incorporation or these Bylaws.

SECTION 2.8

Organization.  Meetings of the Board of Directors shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in his or her absence by the President, or in their absence by a chairperson chosen at the meeting.  The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

SECTION 2.9

Action by Unanimous Consent of Directors.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the board or committee in accordance with applicable law.

SECTION 2.10

Removal of Directors.  At any special meeting of the stockholders, duly called as provided in these Bylaws, any director or directors may be removed from office, either with or without cause, as provided by law.  At such meeting a successor or successors may be elected by a plurality of the votes cast, or if any such vacancy is not so filled, it may be filled by the directors as provided in Section 2.2.

SECTION 2.11

Compensation of Directors.  Directors shall receive such reasonable compensation for their services, whether in the form of salary or a fixed fee for attendance at meetings, with expenses, if any, as the Board of Directors may from time to time determine.  Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE III

COMMITTEES

SECTION 3.1

Committees.  The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.  Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

SECTION 3.2

Committee Rules.  Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business.  In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.

ARTICLE IV

OFFICERS

SECTION 4.1

Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies.  The Board of Directors shall elect a President and Secretary, and it may, if it so determines, choose a Chairperson of the Board and a Vice Chairperson of the Board from among its members.  The Board of Directors may also choose one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as it shall from time to time deem necessary or desirable.  Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal.  Any officer may resign at any time upon written notice to the Corporation  The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation.  Any number of offices may be held by the same person.  Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

SECTION 4.2

Powers and Duties of Officers.  The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.  The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

SECTION 4.3

Appointing Attorneys and Agents; Voting Securities of Other Entities. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairperson of the Board, the President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consents, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper.  Any of the rights set forth in this Section 4.3 which may be delegated to an attorney or agent may also be exercised directly by the Chairperson of the Board, the President or the Vice President.

ARTICLE V

STOCK

SECTION 5.1

Certificates.  The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairperson or Vice Chairperson of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by such holder in the Corporation.  Any of or all the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

SECTION 5.2

Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.  The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

SECTION 6.1

Right to Indemnification.  The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person.  Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation.

SECTION 6.2

Prepayment of Expenses.  The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

SECTION 6.3

Claims.  If a claim for indemnification (following the final disposition of such action, suit or Proceeding) or advancement of expenses under this Article VI is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.  In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

SECTION 6.4

Nonexclusivity of Rights.  The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

SECTION 6.5

Other Sources.  The obligation of the Corporation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

SECTION 6.6

Amendment or Repeal.  Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

SECTION 6.7

Other Indemnification and Prepayment of Expenses.  This Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE VII

MISCELLANEOUS

SECTION 7.1

Fiscal Year.  The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

SECTION 7.2

Seal.  The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

SECTION 7.3

Manner of Notice.  Except as otherwise provided herein or permitted by applicable law, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation.  Without limiting the manner by which notice otherwise may be given effectively to stockholders, and except as prohibited by applicable law, any notice to stockholders given by the Corporation under any provision of applicable law, the Certificate of Incorporation, or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given.  Any such consent shall be revocable by the stockholder by written notice to the Corporation.  Any stockholder who fails to object in writing to the Corporation, within sixty (60) days of having been given written notice by the Corporation of its intention to send the single notice permitted under this Section 7.3, shall be deemed to have consented to receiving such single written notice.  Notice to directors may be given by telecopier, telephone or other means of electronic transmission.

SECTION 7.4

Waiver of Notice of Meetings of Stockholders, Directors and Committees.  Any waiver of notice, given by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in a waiver of notice.

SECTION 7.5

Form of Records.  Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

SECTION 7.6

Amendment of Bylaws.  These Bylaws may be altered, amended or repealed, and new Bylaws made, by the Board of Directors, but the stockholders may make additional Bylaws and may alter and repeal any Bylaws whether adopted by them or otherwise.

APPENDIX I

AUGUST 18, 2009 PRESENTATION OF INDEPENDENT FINANCIAL ADVISOR

Fairness Opinion

Proposed Merger with NewCo, Inc.

Presentation to the Board of Directors of

Regan Holding Corp.

August 18, 2009

Presented By:	Taylor Consulting Group
Robert J. Taylor, IV,CPA/ABV	100 Peachtree Street, N.W., Suite 2650
President	Atlanta, GA 30303 404.874.2111
www.taylorconsultinggroup.com

Introduction

•	Taylor Consulting Group, Inc. (“TCG”) has a history of working with and is knowledgeable of the operations of Regan Holding Corp. (“RHC”)

	•	TCG valued RHC’s stock prices from 1993 through 2006

•	Our analysis conducted on a “going-concern” basis

•

Goal was to render an opinion to the Board of Directors and to the shareholders of RHC as to the fairness of the terms of the transaction from a financial point of view to the shareholders of RHC, including both those shareholders who may have their shares redeemed for cash and those shareholders who may receive shares in the surviving corporation

	•	Any potential synergies or cost savings from the proposed transaction are excluded from our analysis

	•	Discounts for lack of control or marketability have not been applied

•	Our analysis is based on forecasts and assumptions developed in conjunction with RHC management

	•	The assumptions and forecasted performance for RHC are based on “most likely” expectations

Elements Considered in the Valuation of RHC

•	The on-going operating business of RHC
	•	RHC’s operating business consists of the design and marketing of fixed annuity products on behalf of certain unaffiliated insurance carriers in each of the United States, except Alabama and New York

•	RHC’s obligations

	•	Notes payable and capital lease obligations

	•	Deferred compensation obligations

RHC’s discontinued operations
	•	Legacy Financial Services Inc.	•	Legacy Advisory Services Inc.
	•	prospectdigital LLC	•	Values Financial Network

•	RHC’s non-operating items
	•	Building lease deposit
	•	Investments and cash reserves

Procedures Utilized

In assessing the on-going operating business we:

•	Developed a discounted cash flow (DCF) analysis

	•	Incorporated the expectations of future RHC performance (developed in conjunction with RHC management), the use over time of NOL benefits, and the risks associated with RHC’s future cash flows

•	Considered market data--competitors and transactions
	•	Assessed comparability of RHC to market information for other insurance carriers and insurance-related entities

	•	Entities considered included:

		•	Allianze SE	•	Arthur J. Gallagher	•	Willis Group Hldg. Ltd.
		•	Amer. Eq. Invest. Life	•	Brown & Brown	•	Nat. Fin. Partners Corp.
		•	Aon Corp.	•	FBL Fin. Group, Inc

•		Ultimately, determined they were not sufficiently comparable to RHC to provide meaningful valuation information

Procedures Utilized (Continued)

In assessing the non-operating business elements we determined the:

•	Valuation impact of RHC’s obligations

	•	Notes payable and capital lease obligations

	•	Deferred compensation obligations

• Considered expected funding requirements to pay out contractual benefits and settlement obligations

• Calculation made net of returns on available investments

•	Valuation impact of RHC’s discontinued operations

	•	Considered assets, liabilities and expected income and expenses

•	Valuation impact of RHC’s building lease deposit

RHC Performance (Historical)

•	Revenues (2005 – 2008)
	•	4-Year Compound Annual Growth Rate	-15%

•	Operating Expenses (2005 – 2008)
	•	As a% of Revenues (4-Year Average)	+125%

•	EBITDA (2005 – 2008)
	•	As a% of Revenues (4-Year Average)	-24%

•	Net Income (2005 – 2008)
	•	As a% of Revenues (4-Year Average)	-32%

RHC Performance (Projected)

•	Revenues (2009 – 2012)
	•	4-Year Compound Annual Growth Rate	-3%

•	Operating Expenses (2009 – 2012)
	•	As a% of Revenues (4-Year Average)	+93%

•	EBITDA (2009 – 2012)
	•	As a% of Revenues (4-Year Average)	+7%

•	Net Income (2009 – 2012)
	•	As a% of Revenues (4-Year Average)	+3%

Assessment of Risks

•	The expectations of RHC’s future performance that are incorporated into our DCF are affected by risks associated with those future expectations

•	Those risk considerations influence the discount rate (Weighted Average Cost of Capital) utilized

•	Historical Discount Rate

• For 1998 – 2006, discount rate estimated at 15.6% –17.0%

• For 2004 – 2006, discount rate estimated at 16.0%

•	Projected Discount Rate
• For this opinion, discount rate estimated at 19.2%

Assessment of Risks (Continued)

•	In developing the discount rate for this opinion, future risks were considered, including:

•	Company-specific risks

	•	RHC obligations

	•	Ability to attract / retain Wholesalers and Producers

•	Industry- and insurance carriers-related risks

	•	Uncertainty relating to changes to SEC Rule 151A

	•	Uncertainty relating to insurance carriers’ appetite for “risk” (especially relating to MYGA/non-MYGA)

	•	Uncertainty relating to potential impact of insurance carriers’ credit rating changes

Conclusion

•	Our analysis results

	•	Per-share value range	$0.04 – $0.08

•	The proposed transaction consideration

	•	Tentative per-share cash consideration	$0.10

(Tentative amount from preliminary discussions; may be subject to change based on the proposed transaction negotiations)

•	Opinion conclusion

•

Proposed transaction (under the terms outlined above) is fair from a financial point of view to the shareholders of RHC, including both those shareholders who may have their shares redeemed for cash and those shareholders who may receive shares in the surviving corporation

APPENDIX J

DECEMBER 1, 2009 PRESENTATION OF INDEPENDENT FINANCIAL ADVISOR

Fairness Opinion

Proposed Merger with NewCo, Inc.

Presentation to the Board of Directors of Regan Holding Corp. on August 18, 2009

Dated as of December 1, 2009

Presented By:	Taylor Consulting Group
Robert J. Taylor, IV,CPA/ABV	100 Peachtree Street, N.W., Suite 2650
President	Atlanta, GA 30303 404.874.2111
www.taylorconsultinggroup.com

Introduction

•	Taylor Consulting Group, Inc. (“TCG”) has a history of working with and is knowledgeable of the operations of Regan Holding Corp. (“RHC”)

	•	TCG valued RHC’s stock prices from 1993 through 2006

•	Our analysis conducted on a “going-concern” basis

•

Goal was to render an opinion to the Board of Directors and to the shareholders of RHC as to the fairness of the terms of the transaction from a financial point of view to the shareholders of RHC, including both those shareholders who may have their shares redeemed for cash and those shareholders who may receive shares in the surviving corporation

	•	Any potential synergies or cost savings from the proposed transaction are excluded from our analysis

	•	Discounts for lack of control or marketability have not been applied

•	Our analysis is based on forecasts and assumptions developed in conjunction with RHC management

	•	The assumptions and forecasted performance for RHC are based on “most likely” expectations

Elements Considered in the Valuation of RHC

•	The on-going operating business of RHC
	•	RHC’s operating business consists of the design and marketing of fixed annuity products on behalf of certain unaffiliated insurance carriers in each of the United States, except Alabama and New York

•	RHC’s obligations

	•	Notes payable and capital lease obligations

	•	Deferred compensation obligations

RHC’s discontinued operations
	•	Legacy Financial Services Inc.	•	Legacy Advisory Services Inc.
	•	prospectdigital LLC	•	Values Financial Network

•	RHC’s non-operating items
	•	Building lease deposit
	•	Investments and cash reserves

Procedures Utilized

In assessing the on-going operating business we:

•	Developed a discounted cash flow (DCF) analysis

	•	Incorporated the expectations of future RHC performance (developed in conjunction with RHC management), the use over time of NOL benefits, and the risks associated with RHC’s future cash flows

•	Considered market data--competitors and transactions
	•	Assessed comparability of RHC to market information for other insurance carriers and insurance-related entities

	•	Entities considered included:

		•	Allianze SE	•	Arthur J. Gallagher	•	Willis Group Hldg. Ltd.
		•	Amer. Eq. Invest. Life	•	Brown & Brown	•	Nat. Fin. Partners Corp.
		•	Aon Corp.	•	FBL Fin. Group, Inc

	•	Ultimately, determined they were not sufficiently comparable to RHC to provide meaningful valuation information

Procedures Utilized (Continued)

In assessing the non-operating business elements we determined the:

•	Valuation impact of RHC’s obligations

	•	Notes payable and capital lease obligations

	•	Deferred compensation obligations

• Considered expected funding requirements to pay out contractual benefits and settlement obligations

• Calculation made net of returns on available investments

•	Valuation impact of RHC’s discontinued operations

	•	Considered assets, liabilities and expected income and expenses

•		Valuation impact of RHC’s building lease deposit

RHC Performance (Historical)

•	Revenues (2005 – 2008)
	•	4-Year Compound Annual Growth Rate	-15%

•	Operating Expenses (2005 – 2008)
	•	As a% of Revenues (4-Year Average)	+125%

•	EBITDA (2005 – 2008)
	•	As a% of Revenues (4-Year Average)	-24%

•	Net Income (2005 – 2008)
	•	As a% of Revenues (4-Year Average)	-32%

RHC Performance (Projected)

•	Revenues (2009 – 2012)
	•	4-Year Compound Annual Growth Rate	-3%

•	Operating Expenses (2009 – 2012)
	•	As a% of Revenues (4-Year Average)	+93%

•	EBITDA (2009 – 2012)
	•	As a% of Revenues (4-Year Average)	+7%

•	Net Income (2009 – 2012)
	•	As a% of Revenues (4-Year Average)	+3%

Assessment of Risks

•	The expectations of RHC’s future performance that are incorporated into our DCF are affected by risks associated with those future expectations

•	Those risk considerations influence the discount rate (Weighted Average Cost of Capital) utilized

•	Historical Discount Rate

• For 1998 – 2006, discount rate estimated at 15.6% –17.0%

• For 2004 – 2006, discount rate estimated at 16.0%

•	Projected Discount Rate
• For this opinion, discount rate estimated at 19.2%

Assessment of Risks (Continued)

•	In developing the discount rate for this opinion, future risks were considered, including:

•	Company-specific risks

	•	RHC obligations

	•	Ability to attract / retain Wholesalers and Producers

•	Industry- and insurance carriers-related risks

	•	Uncertainty relating to changes in governmental regulations (e.g., SEC Rule 151A), changes in tax laws, etc.

	•	Uncertainty relating to insurance carriers’ appetite for “risk” (especially relating to MYGA/non-MYGA)

	•	Uncertainty relating to potential impact of insurance carriers’ credit rating changes

Conclusion

•	Our analysis results

	• Per-share value range	$0.04 – $0.08

•	The proposed transaction consideration

	• Per-share cash consideration	$0.10

•	Opinion conclusion

•

Proposed transaction is fair from a financial point of view to the shareholders of RHC, including both those shareholders who may have their shares redeemed for cash and those shareholders who may receive shares in the surviving corporation. (Please note, we have considered RHC’s financial and operating performance, including the Company’s 9/30/09 Form 10-Q, since our opinion date of May 31, 2009 and believe that the underlying assumptions upon which our opinion is based remain valid.)

PRELIMINARY COPY, SUBJECT TO COMPLETION

PROXY

REGAN HOLDING CORP.

SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY REGAN’S BOARD OF DIRECTORS AND

MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned hereby constitutes and appoints [●] or [●], or either of them, as proxies, each with full power of substitution, to vote the number of shares of common stock of Regan Holding Corp. (“Regan”), which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on [●] 2010, at our Headquarters located at 2090 Marina Avenue, Petaluma, California 94954 at [●] local time, and at any adjournment or postponement thereof (the “Special Meeting”) upon the proposals described in the Proxy Statement and the Notice of Special Meeting of Shareholders, dated [●], 2010, the receipt of which is acknowledged in the manner specified below.

(1)

To vote on a Reorganization Plan providing for the merger of Regan with and into Legacy (“Legacy”), with Legacy surviving the merger, and (a) the holders of less than 4,500 shares of Regan Series A Common Stock and/or Series B Common Stock (together, the “Regan Common Stock”) receiving $0.10 in cash in exchange for each of their shares of Regan Common Stock, and (b) holders of 4,500 or more shares of Regan Common Stock receiving one share of Legacy common stock (“Legacy Common Stock”) for each block of 4,500 shares of Regan Common Stock that he or she owns and $0.10 in cash per share of remaining Regan Common Stock in lieu of any fractional shares.

FOR   ☐                      AGAINST     ☐                             ABSTAIN    ☐

(2)

To vote on Article 12 of Legacy’s Amended and Restated Certificate of Incorporation, pursuant to which no holder of Legacy Common Stock may “transfer” shares of Legacy Common Stock without the consent of Legacy if, as a result of an attempted transfer, the party who would receive the shares would own of record fewer than the lesser of (a) 100 shares of Legacy Common Stock or (b) the total number of shares of Legacy Common Stock owned of record by the transferring stockholder prior to the proposed transfer.

FOR   ☐                      AGAINST     ☐                             ABSTAIN    ☐

(3)

To vote on the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve each of the foregoing proposals.

FOR   ☐                      AGAINST     ☐                             ABSTAIN    ☐

(4)

In the discretion of the proxies on such other matters that are unknown to Regan’s board of directors as of a reasonable time prior to the date of this solicitation and are properly brought before the Special Meeting or any adjournments thereof.

FOR   ☐                      AGAINST     ☐                             ABSTAIN    ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2 AND FOR PROPOSAL 3 AND FOR PROPOSAL 4 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS THAT ARE UNKNOWN TO REGAN’S BOARD OF DIRECTORS AS OF A REASONABLE TIME PRIOR TO THE DATE OF THE SOLICITATION AND ARE PROPERLY BROUGHT BEFORE THE SPECIAL MEETING.

Please sign this proxy exactly as your name appears herein.  When shares are held jointly, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

DATED: __________________, 2010	_____________________________________________ Signature
_____________________________________________ Signature if held jointly

Optional:                      I _____do   _____ do not plan to attend the Special Meeting.